UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K/A

(Amendment No. 1)

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2022

COLLECTABLE SPORTS ASSETS, LLC

(Exact name of issuer as specified in its charter)

Delaware	84-4533006
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

120 Bloomingdale Rd., Ste 304, White Plains, NY 10605

(Full mailing address of principal executive offices)

(914) 372-7337
(Issuer’s telephone number, including area code)

www.collectable.com
(Issuer’s website)

(Securities issued pursuant to Regulation A)

EXPLANATORY NOTE

Collectable Sports Assets, LLC (“we” or the “Company”) is filing this Amendment No. 1 (the “Amendment”) to our Annual Report on Form 1-K for the fiscal year ended December 31, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2023 (the “Form 1-K”), solely to correct Item 3 (“Directors, Executive Officers and Significant Employees”) thereof.  Items 3 as set forth in this Amendment supersedes and replaces in its entirety Item 3 that was set forth in the 1-K.  No other changes have been made to the Form 1-K other than that described above. This Amendment does not reflect subsequent events occurring after the original filing date of the Form 1-K or modify or update in any way disclosures made in the Form 1-K. Among other things, forward-looking statements made in the Form 1-K have not been revised to reflect events that occurred or facts that became known to us after filing of the Form 1-K, and such forward-looking statements should be read in their historical context. Furthermore, this Amendment should be read in conjunction with the Form 1-K and with our filings with the SEC subsequent to the Form 1-K.

In this Annual Report, references to “we,” “us,” “our,” “Collectable Sports Assets,” or the “Company” mean Collectable Sports Assets, LLC, a Delaware series limited liability company.

THIS ANNUAL REPORT MAY CONTAIN “FORWARD-LOOKING” STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD LOOKING STATEMENTS IN THIS REPORT INCLUDES INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND FORWARD-LOOKING INFORMATION GENERALLY CAN BE IDENTIFIED BY FORWARD-LOOKING TERMINOLOGY, SUCH AS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS OR THE NEGATIVE THEREOF. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SUCH AS GENERAL ECONOMIC CONDITIONS AND THE MARKET FOR COLLECTABLE SPORTS MEMORABILIA. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. WE HEREBY EXPRESSLY DISCLAIM ANY INTENTION TO UPDATE ANY FORWARD-LOOKING INFORMATION CONTAINED IN THIS REPORT UNLESS REQUIRED BY LAW TO DO SO.

i

Item 1. Description of Business

Overview

The collectible sports memorabilia market, a multi-billion-dollar industry, is characterized by: (i) a small number of collectors who have the financial means to acquire and financially benefit from blue-chip sports assets and (ii) a large number of sports memorabilia enthusiasts who have equivalent knowledge and passion for such assets, but with limited or no current mechanisms to benefit financially from or enjoy certain benefits of ownership of the asset class in the highest value segment. This dichotomy and the disproportionate access to the upper end of the market have resulted in the creation of latent demand from the enthusiast community to participate more meaningfully in the upper-end of the collectibles market. Simply put, the costs of investing in this asset class are high and transaction volumes are low with few options for liquidity, resulting in longer holding periods.

In creating fractional ownership investment opportunities for collectibles, Collectable aims to provide accessibility and a fully regulated approach to memorabilia ownership.

Market Opportunity

Collectable Sports Assets, LLC has focused and intends to predominantly focus on the sports memorabilia niche.

The collectible sports memorabilia market is opaque and fragmented. We believe there is an opportunity for a company that can develop a platform to make the market more liquid and transparent for investors of all means and backgrounds, and thus increase participation in the asset class overall.

We expect the sports collectibles market to present unique opportunities stemming from hobbyists and investors looking for an uncorrelated alternative asset class.

We believe the overall macroeconomic environment remains favorable for the top-end of these alternative asset classes, including art and collectibles which have historically retained their value over time.

Mission

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize access to the asset class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity interests in the highest quality Collectable Assets through a seamless investment experience.

Collectors and dealers interested in selling their sports memorabilia are expected to benefit from greater liquidity, lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting such assets. Auction and consignment models may include upwards of ~20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Business of the Company

An investment in any series of LLC interests (a “Series”) issued by the Company represents an investment in that particular Series and, indirectly, in the sports Collectable Asset owned by that series and does not represent an investment in the Company or the Manager generally. We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series. However, we expect that the operations of the Company, including the issuance of additional Series and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale. We anticipate that the Company’s core competency will be the identification, acquisition, marketing and management of Underlying Assets for the benefit of the investors. The Company, with the support of the Manager and its affiliates, aims to provide:

●	Investors with access to quality Memorabilia Assets for investment, portfolio diversification and secondary market liquidity for their Interests, although there can be no guarantee that an active secondary market will ever develop.

●	Asset Sellers with greater market transparency and pricing insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to retain equity positions in assets via the retention of equity interests in offerings. It is our intention to develop methods by which we can “test the waters” as it pertains to pricing and demand for items in consideration, offering an additional layer of price discovery for sellers.

Competition

Although the Company’s business model is somewhat new to the memorabilia and collectibles industry, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as memorabilia and collectibles dealers and auction houses continue to play an increasing role.

Most of our current and potential competitors in the memorabilia and collectibles industry, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources sourcing the Underlying Assets that the Company competes for. In addition, almost all these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also other start-up models around shared ownership of memorabilia and collectibles, developing in the industry, which will result in additional competition for Underlying Assets, including models which securitize ownership through the regulated securities market.

With the continued increase in popularity of the memorabilia and collectibles market, we expect competition for the Underlying Assets to intensify in the future. Increased competition may lead to increased memorabilia and collectibles prices, which will increase the potential value appreciation that interest holders may be able to achieve by owning Interests in the Company’s offerings and will increase the number of high-quality assets the Company can securitize.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, art or wine, who may decide to enter the memorabilia and collectibles as well.

Customers

We target the broader U.S. memorabilia and collectibles enthusiast and the 83.1 million U.S. millennial market (based on 2015 figures by the U.S. Census Bureau) as our key customer bases. Customers may browse the inventory of investable assets and read available content related to each IPO offering without investing. A customer of the Company may become an Investor in a Series by purchasing interests in that offering.

Manager

The Operating Agreement designates the “Manager”, CS Asset Manager, LLC, as the managing member of the Company. CS Asset Manager, LLC is owned by Collectable Technologies, Inc. The Manager will generally not be entitled to vote on matters submitted to the interest holders. The Manager will not have any distribution, redemption, conversion, or liquidation rights by virtue of its status as the Manager.

The Operating Agreement further provides that the Manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Company, any Series of Interests or any of the interest holders and will not be subject to any different standards imposed by the Operating Agreement, the LLC Act or under any other law, rule or regulation. In addition, the Operating Agreement provides that the Manager will not have any duty (including any fiduciary duty) to the Company, or any Series or any of the interest holders.

In the event the Manager resigns as managing member of the Company, the holders of a majority of all Interests of the Company may elect a successor managing member. Holders of Interests in each Series of the Company have the right to remove the Manager as manager of the Company, by a vote of two-thirds of the holders of all Interests in each Series of the Company (excluding the Manager), in the event the Manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a Series of Interests or the Company. If so convicted, the Manager shall call a meeting of all holders of every Series of Interests within 30 calendar days of such non-appealable judgment at which the holders may vote to remove the Manager as manager of the Company and each Series. If the Manager fails to call such a meeting, any interest holder will have the authority to call such a meeting. In the event of its removal, the Manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve the Company (and therefore the Series), the liquidation provisions of the Operating Agreement shall apply. The Operating Agreement and all amendments are filed (or incorporated by reference as exhibits to this report). In the event the Manager is removed as manager of the Company, it shall also immediately cease to be manager of any Series.

Advisory Board

The Manager has assembled an Advisory Board to assist the Manager in identifying and evaluating the Underlying Assets, to assist the Manager in managing the Underlying Assets and to advise the Manager and certain other matters associated with the business of the Company and the various Series of Interests. The members of the Advisory Board are not managers or officers of the Company or any Series and do not have any fiduciary or other duties to the interest holders of any Series.

Operating Expenses

Each Series is only responsible for the Operating Expenses directly associated with such Series, as determined by the Manager and not the Operating Expenses related to any other Series. Upon the Closing of an offering for a Series, the Series will be responsible for the following costs and expenses attributable to the activities of the Company related to the Series:

(i)	any and all ongoing fees, costs and expenses incurred or expected to be incurred in connection with the management of the Underlying Asset related to a Series, including import taxes, income taxes, annual registration fees, transportation (other than transportation costs described in Acquisition Expenses), storage (including its allocable portion of property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodianship, marketing, maintenance, refurbishment, presentation, shipping, perfection of title and utilization of an Underlying Asset;

(ii)	fees, costs and expenses incurred or expected to be incurred in connection with preparing any reports and accounts of a Series of Interests, including any blue-sky filings required in certain states and any annual audit of the accounts of such Series of Interests (if applicable);

(iii)	fees, costs and expenses of a third-party registrar and transfer agent appointed in connection with a Series of Interests;

(iv)	fees, costs and expenses incurred or expected to be incurred in connection with making any tax filings on behalf of the Series of Interests;

(v)	any indemnification payments;

(vi)	any and all insurance premiums or expenses incurred in connection with the Underlying Asset; and

(vii)	any similar expenses that may be determined to be Operating Expenses, as determined by the Manager in its reasonable discretion.

(viii)

Series closing escrow after May 15, 2022 incur a monthly management fee of not more than 2% of the carrying value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

(ix)	A disposition fee upon the successful sale of an underlying asset of a Series of up to 5% of the gross sale proceeds.

The Manager, sometimes referred to as the “Asset Manager” in some documents, has agreed to pay for all Operating Expenses incurred prior and post to the Closing of any of the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Asset), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Indemnification of the Manager and its affiliates

The Operating Agreement provides that none of the Manager, or its affiliates, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of the Manager, members of the Advisory Board, nor persons acting at the request of the Company in certain capacities with respect to other entities (collectively, the “Indemnified Parties”) will be liable to the Company, any Series or any interest holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or any Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Each Series will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to the Company or the applicable Series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Management Fee

As consideration for managing each Underlying Asset, the Manager may be paid a monthly Management Fee pursuant to the Asset Management Agreement. On applicable offerings, the Manager may assess a Management Fee of not more than 2% of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

Disposition Fee

The Manager may assess a disposition fee upon the successful sale of an underlying asset of a Series of up to 5% of the gross sale proceeds received by Collectable.

Asset Selection

Each of the assets that we offer will be sourced by our expert investment committee and will satisfactorily meet our four BASE criteria: Benchmarks, Authenticity, Significance, Earnings Potential. For each criterion, we will examine the following factors:

●	Benchmarks: realized prices at auction, sell-through rate indicators, if demand is expected to exceed supply.

●	Authenticity: reputable source, recently and reliably graded, certified authenticity.

●	Significance: importance to sports history, continued cultural relevance, collector and investor opinions, macro market trends.

●	Earnings Potential: Prospected appreciation, market momentum, liquidity, frequency of sales, purchase price and terms.

It is our objective to acquire a diverse collection of top tier sports collectibles. We will pursue investments opportunistically whenever we can leverage our industry-specific knowledge, unique sourcing angle or our relationships to bring compelling investment opportunities to investors. We aim to acquire quality assets and to appropriately maintain, monitor and manage the collection for continued value appreciation and to enable respectful enjoyment and utilization by the investors and potential losses.

We anticipate that our Advisory Board will assist in the identification of memorabilia assets and in finding and identifying storage, maintenance specialists and other related service providers. This will give the Company access to the highest quality assets and balanced information and decision making from information collected across a diverse set of constituents in the asset class, as well as a network of partners to ensure the highest standards of care for the Underlying Assets.

Our asset selection criteria were established by the Manager and in the future with the consultation of members of the Company’s Advisory Board and are continually influenced by Investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of the Manager. Although we cannot guarantee positive investment returns on the Underlying Assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential as well as value preservation potential. The Manager, with guidance from the members of the Company’s Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, and highest possible quality grades, to the extent that such metrics exist in a particular sub-sector (e.g., trading cards) and other related records. The Manager, with guidance from members of the Company’s Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, the historical valuation of the specific asset or comparable assets and our ability to relocate the asset to offer tangible experiences to investors. The Manager, with guidance from members of the Company’s Advisory Board, will review asset selection criteria at least annually. The Manager intends to seek approval from the Advisory Board for any major deviations from these criteria.

Through the Company’s network, the Manager and Advisory Board, we believe that we will be able to identify and acquire Underlying Assets of the highest quality and known provenance, as well as examples of potential “future classics,” and obtain proprietary access to limited production runs, with the intent of driving returns for investors in the Series of Interests that owns the applicable asset. We aim to bring together a significantly larger number of potential buyers with Asset Sellers than traditional auction houses or dealers are able to achieve. Through this process, we believe we can source and syndicate Underlying Assets more efficiently than the traditional method in the asset class and with significantly lower transaction and holding costs.

Asset Acquisition

The Company plans to acquire Underlying Assets through various methods:

1.	Consignment – the Company enters into an agreement with an Asset Seller to market an Underlying Asset. The owner of the Underlying Asset, the “consignor,” retains full ownership of the Underlying Asset until the related Series closes. Upon closing the Series, the consignor will be paid the consignment price established by the consignor.

2.	Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the offering related to the Series.

3.	Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the closing of the offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the closing.

In the case where an Underlying Asset is acquired prior to the launch or closing, as the case may be, of the offering process for the related Series, the proceeds from the associated offering, net of any brokerage fee, offering expenses or other Acquisition Expenses or Sourcing Fee, may be used, in whole or in part, to reimburse the Company for the acquisition of the Underlying Asset or repay any loans made to the Company, plus applicable interest, to acquire such Underlying Asset.

Additional details on the acquisition method for each Underlying Asset can be found in the offering circulars of each respective Series.

Asset Liquidity

The Company will be actively seeking liquidity for most or all assets sold as fractionalized offerings. Should an offer to liquidate an Underlying Asset materialize and be in the best interest of the investors, as determined by the Manager, the Manager, with guidance from the Advisory Board, will consider the merits of such offers on a case-by-case basis and potentially sell the asset. Additionally, the Manager may seek liquidity for certain assets by soliciting sales or entering an asset for auction. In February of 2021, the Company launched secondary trading for Collectable Assets on the ATS platform of Templum Markets and DriveWealth, LLC. Liquidity for investors may be obtained through this platform, when available, offering investors live bids and offers during trading hours designed to match the US equity markets. Liquidity has also been obtained through outright purchases of the underlying asset to the offering, effectively retiring the offering from the Collectable platform. As a result of a sale under any circumstances, the Manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the asset’s insurance contract) to the interest holders of the applicable Series (after payment of any accrued liabilities or debt, including but not limited to balances outstanding under any Operating Expenses Reimbursement Obligation, on the Underlying Asset or of the Series at that time).

Facilities

The Manager intends to operate the Company and manage the collection in a manner that will focus on the ongoing security of all Underlying Assets. The Manager will store the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Underlying Assets of equivalent value and always as recommended by the Advisory Board.

Legal Proceedings

Discussion of the any pending or threatened litigation is presented in Note 7 to the Financial Statements, and is incorporated by reference herein.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

2021 was the Company’s first full year of operations. The Company acquired Assets to consign, successfully closed escrow on (159) one hundred fifty-nine offerings, launched secondary trading capability for investors, and sold (13) thirteen assets off the platform.

During 2022, the Company acquired assets to consign, successfully closed escrow on (71) seventy-one Reg A offerings and (1) one Reg D offering and sold (14) fourteen assets off the platform.

The table below shows the series that have closed as of December 31, 2021.

Series Name	Asset Name	Escrow Close Date
#KAWHIBASKET	’12 Prizm RC Basket PSA 10 - 30x	1/8/2021
#GIANNISRPA	2013 NT RPA PSA 9	1/8/2021
#DURANTCHROMEREFRACTORPSA10	Chrome Refractor RC PSA 10	1/11/2021
#MANTLE1952BOWMANPSA8	1952 Bowman PSA 8	1/12/2021
#CHAMBERLAINHSUNIFORM	’54 High School Uniform	1/14/2021
#18-19BASKETBALLGROWTHBASKET	’18-’19 Prizm Silver PSA 10 Basket	1/15/2021
#MAHOMESEMERALDRPABGS9	’17 Flawless RPA BGS 9	1/25/2021
#LEBRONBLACKREFRACTOR	’03 Black Refractor BGS 9.5	1/28/2021
#MAGICBIRDDRJ	’80 Topps Scoring Leader PSA 10	2/2/2021
#KOUFAX1955PSA8.5	1955 Topps #123 PSA 8.5	2/16/2021
#JORDAN85NIKEBASKET	50x ’85 Nike Promo Basket	2/16/2021
#BRADYREEBOKFLAWLESS	’19 Panini Flawless Veteran	2/16/2021
#BANKS1954PSA9	1954 Topps PSA 9	2/16/2021
#EMMITTSMITHMVPBASKET	Two MVP Trophies	2/16/2021
#1986WAX	1986 Fleer Basketball	2/16/2021
#ZIONRPABGS9	’19-’20 NT RPA BGS 9	2/16/2021
#TIGERPUTTER	Late 1990’s Tournament Used Putter	2/17/2021
#BRADYROOKIE	’00 SP Auth. PSA 10	2/17/2021
#EMMITTSMITH10KJERSEY	10K Yard Rushing Full Uniform	2/22/2021
#COBBMINTE98	1910 E98 Card PSA Gem Mint 10	2/22/2021
#JORDANROOKIEJERSEY	Game Worn & Signed Rookie Jersey	3/1/2021
#UNITAS1965JERSEY	1965 Game Worn Baltimore Colts Jersey	3/9/2021
#MANTLE1952TOPPSPSA8	1952 Topps #311 PSA 8	3/9/2021
#2000PLAYOFFCONTENDERSWAX	Factory Sealed Hobby Box	3/10/2021
#GIANNISGOLDIMMACULATE	’13-’14 Immaculate Gold BGS 9	3/15/2021
#MOOKIEBETTSGLOVE	’18 Gold Glove & MVP Season Glove	3/17/2021
#DONCICBLUEPSA10	’18-’19 Prizm Blue Refractor PSA 10	3/22/2021
#TIGERSIFORKIDS	’96 SI For Kids PSA 10	3/22/2021
#GLEYBERTORRESORANGE9.5	’15 Bowman Chrome Orange Refractor RC BGS 9.5	3/25/2021
#TATUMFLAWLESS10	’17 Panini Flawless RPA PSA 10	3/30/2021
#TEDWILLIAMS1939PLAYBALL	1939 Play Ball RC PSA 8	3/30/2021
#MAGICBIRDDRJPSA8BASKET	1980 Scoring Leaders Basket - 2x	4/1/2021
#TRAEYOUNGFLAWLESSBGS9	’18 Flawless RPA BGS 9	4/1/2021
#MAYS1951PHOTO	1951 Bowman Original Photo	4/1/2021
#DWADEULTIMATE	’03 Ultimate Auto RC BGS 10	4/2/2021
#ACUNAGOLD9.5	’17 Gold Refractor BGS 9.5	4/8/2021
#BRADYPLAYOFFCONTENDERSBASKET	2x ’00 Playoff Contenders BGS 9	4/8/2021
#GRETZKYOPEECHEE1979	1979 O-Pee-Chee PSA 9	4/8/2021
#COBBVINTAGET206PHOTO	T206 Original Photo c1910	4/9/2021
#MAYS1960PSA9	1960 Topps PSA 9	4/12/2021
#WILTCHAMBERLAIN61PSA9	1961 Fleer Rookie Card PSA 9	4/14/2021
#BETTSBLUEREFRACTORBASKET	’14 Blue Refractor Basket - 2x	4/15/2021
#SEAGERORANGEREFRACTORBASKET	Orange Refractor RC Basket - 2x	4/15/2021
#LEBRONMELOWADETRIORC	’03 Fleer Crystal Trio RC PSA 10	4/15/2021

#1969TOPPSBASKETBALLSET	Complete Set - 8.995 GPA	4/16/2021
#FRANKROBINSON1957PSA9BASKET	’57 Topps Rookie Card Basket - 2x	4/21/2021
#MONTANARCPSA10	’81 Topps PSA 10	4/21/2021
#LEBRONEMBLEMSOFENDORSEMENT	’04 Exquisite Emblems of Endorsement BGS 9	4/23/2021
#MANTLE1956PSA8BASKET	2x 1956 Topps PSA NM-MT 8	4/26/2021
#CROSBYTHECUPBASKET	The Cup RC Basket BGS 9.5 & BGS 9	4/28/2021
#AARON1954PSA8.5	’54 Topps RC PSA 8.5	4/28/2021
#OVECHKINTHECUPBGS8.5	’05-’06 The Cup RPA BGS 8.5	4/29/2021
#MESSIROOKIEBASKET	Rookie Card Basket	4/30/2021
#RODGERSPLAYOFFCONTENDERSGREEN	’05 Playoff Contenders RC PSA 8	5/3/2021
#JOSHALLENGOLDBGS9.5	’18 Gold Refractor BGS 9.5	5/6/2021
#MAYS1959PSA9BASKET	’59 Topps Basket PSA 9 - 2x	5/6/2021
#ANDRETHEGIANT	Game Used Jockstrap	5/6/2021
#MARINOMANNINGFAVREJERSEYS	Game Used Jersey Basket	5/7/2021
#CURRYRPABGS9.5	’09 NT RPA BGS 9.5	5/12/2021
#TIGERSPAUTHENTICBGS9.5	’01 SP Authentic BGS 9.5	5/13/2021
#YASTRZEMSKIRC9BASKET	’60 Rookie Card Basket - 2x	5/17/2021
#MANTLE1968PSA9BASKET	1968 Topps PSA 9 Basket - 2X	5/17/2021
#ELWAY1984ROOKIECARDPSA10BASKET	1984 Topps RC Basket PSA 10 - 2X	5/17/2021
#JETERFOILRCBASKETBGS9.5	1993 SP FOIL RC Basket BGS 9.5	5/17/2021
#GARYCARTER1975PSA10BASKET	’75 Topps & OPC RC Basket - 2X	5/18/2021
#ANDRE&HULKWRESTLINGBASKET	Wrestle Mania Basket	5/18/2021
#MLBHALLOFFAMEBASEBALL	11 Original Inductees Signed Ball	5/18/2021
#JORDANSIGNEDPROFESSIONALBAT	’94 Game Used & Signed Bat	5/19/2021
#TATISBOWMANBLACKLABEL	’16 Bowman Blue Refractor BGS 10	5/20/2021
#CLEMENTEWHITE&GRAYBASKET	’56 Topps Basket PSA 9 - 2X	5/24/2021
#MAYS1951BOWMAN7	1951 Bowman PSA 7	5/26/2021
#LEBRONULTIMATE	’03 Ultimate BGS 9.5	5/26/2021
#BETTSGOLDREFRACTORBASKET	’14 Gold Refractor Basket BGS 9.5	5/26/2021
#TYSONRCBGS9BASKET	Supersport RC Basket BGS 9 - 2X	5/26/2021
#MIKANRCPHOTO	’48 Bowman RC Original Photo	5/26/2021
#KOUFAX55PSA9	1955 Topps Rookie Card PSA 9	5/26/2021
#RUTH33GOUDEYSGC8	1933 Goudey #144 SGC 8	5/27/2021
#MAYS1956GRAYPSA9	’56 Topps Gray Back PSA 9	5/27/2021
#JORDANEXQUISITEBGS8	’07-’08 Exquisite Collection BGS 8	6/1/2021
#MAHOMESIMMACULATE1OF1	’17 Panini Immaculate 1/1	6/1/2021
#MANTLE54BOWMANBASKET	1954 Bowman PSA 8 Basket - 3x	6/3/2021
#DEVERSSUPERFRACTOR	’15 Bowman Chrome Superfractor	6/4/2021
#MAHOMESNT8.5	’17-’18 National Treasures RPA	6/4/2021
#MAGICBIRDLOGOMAN	’04-’05 Dual Logoman BGS 9	6/4/2021
#1964KOUFAXJERSEY	’64-65 Game Used Dodgers Jersey	6/4/2021
#MESSIMEGACRACKS#71PSA9	’04 Panini Sports Mega Cracks #71 PSA 9	6/8/2021
#CLEMENTE1955PSA8	1955 Topps PSA 8	6/8/2021
#OZZIESMITHRCBGS9.5	1979 Topps BVG 9.5 Rookie Card	6/8/2021
#CHAMBERLAINPHILAJERSEY59-60	’59-’60 Rookie Home Full Uniform	6/9/2021
#RICKEYHENDERSONRCPSA10	1980 Topps RC PSA10	6/10/2021
#JORDANLEBRONSIGNOFTHETIMES	’05-’06 Sign of the Times Dual	6/14/2021
#DIMAGGIO1933BAT	1933 Game Used Bat - Earliest Known PSA Bat	6/17/2021
#JOKICREFRACTOR1OF1	’15-’16 Prizms Power RC BGS 9.5	6/18/2021
#MANTLE1960PSA9	1960 Topps #350 PSA 9	6/25/2021
#MAYS1952PSA8	1952 Topps PSA 8	6/25/2021
#KOBEREEBOKIVERSONRETROS	Game Worn & Signed 1/1 Sneakers	7/7/2021
#TRAEYOUNGFLAWLESSGREENBGS9	’18-’19 Flawless Green BGS 9	7/8/2021
#LEBRONMELODUALLOGOMAN	’04-’05 Dual NBA Logoman BGS 9 - 1 of 1	7/8/2021
#MPJCHAMPIONSHIPTICKET	’18-’19 Championship Ticket Auto BGS 9 (#1/1)	7/9/2021
#LUKAROOKIEJERSEY	Rookie Game Worn Jersey - 9 games	7/13/2021
#DONOVANMITCHELLNT9.5	’17-’18 NT RPA BGS 9.5	7/20/2021
#LUKAWHITESPARKLE	’18 White Sparkle PSA 9 - 1/1	7/23/2021
#JORDANLEBRONMAGICTRIPLESIGS	’05-’06 Triple Authentic Signatures BGS 9.5	8/5/2021
#ACUNABOWMAN10BASKET	’17 Bowman Basket BGS 10 - 4X	8/9/2021

#THEROCKBUMBLEBEEPSA10	’94 Miami/Bumble Bee Perforated PSA 10	8/10/2021
#ALIROOKIECARDBVG8	’60 Hemmets Journal Rookie Card BVG 8	8/10/2021
#JORDANMAGICLEBRONTRIPLEAUTOJERSEY	’07-’08 Exquisite Triple Jersey Patch Auto /3 BGS 9	8/11/2021
#03TOPPSCHROMEWAX	Factory Sealed Unopened Box	8/12/2021
#SADAHARUOHBAT	Japanese & English Signed Game Used Bat - PSA/DNA 10	8/12/2021
#BRADYBOWMAN10	2000 Bowman Chrome BGS 10 Pristine	8/12/2021
#SERENA03NETPROPSA10BASKET	’03 NetPro Elite 2000 PSA 10 Basket - 2X	8/12/2021
#CLEMENTE65-68BAT	’65-’68 Game Used H&B Bat - PSA/DNA GU 9	8/13/2021
#ZIONPRIZMSBLUEBGS10	2019 Panini Prizm Blue Refractor BGS 10	8/17/2021
#03EXQUISITEBOX	Sealed Hobby Box	8/23/2021
#FRANKROBINSON500HRBAT	Historic 500th Home Run Bat	8/31/2021
#MANTLE1953TOPPS8	1953 Topps PSA 8	9/7/2021
#1909E95SGCSET	1909 Philadelphia Caramel E95 Set	9/7/2021
#SATCHELPAIGE48LEAFSGC30	1948-49 Leaf SGC 30 (PWCC-A)	9/7/2021
#RUTH1914BALTIMORENEWSSGC3	1914 Baltimore News SGC 3	9/23/2021
#JACKIEROBINSON53TOPPS8	1953 Topps #1 PSA 8	9/23/2021
#KEVINDURANTHSJERSEY	’05-’06 Montrose Christian High School Jersey - Photomatched	9/23/2021
#JIMMIEFOXX1938BAT	’36-’37 Game Used & Signed Bat - PSA/DNA 9.5	9/23/2021
#TIMDUNCANPMGGREEN	’97-’98 Precious Metal Gems - BGS 8	9/23/2021
#KOBEFINALSEASONSNEAKERS	Final Season Game Worn Sneakers vs. Spurs	9/23/2021
#MIKAN48BOWMANPSA7	1948 Bowman #69 PSA 7	9/23/2021
#UNITASPSA8	1957 Topps #138 PSA 8	9/23/2021
#ERLINGHAALANDPSA10BASKET	’19 Topps Chrome Bundesliga PSA 10 Basket - 10x	9/27/2021
#JUSTINHERBERTHIDDENTREASURERPA	’20 National Treasures Hidden Treasures RPA /5 BGS 9	9/27/2021
#TREVORLAWRENCELEAFBASKET	’21 Leaf Pro Set SGC Gold Basket - 20x	9/27/2021
#KOBEBRYANTFIRSTWHITE#24JERSEY	Debut White #24 Jersey - Scoring Title Season	9/30/2021
#48LEAFRUTHSGC8	1948 Leaf Babe Ruth SGC 8 (PWCC-A)	9/30/2021
#KOBEBRYANTROYALBLUEJORDANSNEAKERS	Game Worn French Blue Jordan 12 Retro Sneakers	9/30/2021
#MARIS58TOPPSPSA9	1958 Topps RC PSA 9	9/30/2021
#MANTLE1964TOPPS9	1964 Topps PSA 9	9/30/2021
#LEBRONBLACKDIAMOND	’03-04 UD Black Diamond Rainbow /10 BGS 9.5	9/30/2021
#PEYTONMANNINGMVPHELMET	’03-’04 MVP Season Worn Helmet - Photomatched	10/1/2021
#KOBEBRYANTROOKIESNEAKERS	’96 Rookie Game Worn & Signed Sneakers	10/1/2021
#CHRISBOSHGAMEWORNRAPTORSSNEAKERS	’06-’07 Air Force 25 Game Worn Sneakers - Signed	10/19/2021
#PAULPIERCE2010ASGJERSEY	2010 All Star Game Jersey - Photomatched	10/19/2021
#MAYWEATHERRCPSA10	1997 Brown’s Boxing PSA 10	10/20/2021
#JACKIELEAF3.5	1948 Leaf #79 PSA 3.5 PWCC-E	10/25/2021
#TROUTFINESTSUPERFRACTOR	’11 Finest Superfractor 1/1	10/25/2021
#MANTLE1957TOPPSPSA8.5	1957 Topps #95 PSA 8.5 NM-MT+	10/25/2021
#ORANGEDOMINGUEZ	’20 Bowman Chrome Orange Refractor BGS 9.5	10/26/2021
#LBJEXQUISITE	’03 Exquisite RPA /99 BGS 8.5	10/28/2021
#MANTLE1966TOPPSPSA9BASKET	1966 Topps #50 PSA 9 Basket - 2x	11/1/2021
#GIANNIS48POINTGAMESNEAKERS	’19 48-point Game Used and Signed Sneakers	11/1/2021
#NEGROLEAGUELEGENDARYCUTSBASKET	Signed & Rare Negro League Basket	11/1/2021
#LEBRONMELOBOSH2008TRIPLELOGOMAN	’08 UD Exquisite Triple Logoman 1/1	11/1/2021
#CHICAGOBULLSDYNASTYHARDWOOD	’95-’98 Bulls Bench Game Used Hardwood Floor	11/3/2021
#JACKIEROBINSON1952TOPPSPSA8.5	1952 Topps #312 PSA 8.5	11/3/2021
#CRISTIANORONALDORC1OF1	’14 Panini Prizm World Cup Signatures BGS 9	11/8/2021
#MAHOMESNT1OF1	’17 National Treasures ‘Laundry Tag’ RPA - 1 of 1	11/16/2021
#MANTLE1953BOWMAN8BASKET	1953 Bowman PSA 8 Basket - 2x	11/18/2021
#BRADYCHAMPIONSHIPTICKET	’00 Playoff Contenders Championship Ticket / 100 BGS 8.5	11/23/2021
#STEPHCURRYSNEAKERS	’12-’13 Nike Player Exclusive Game Worn Sneakers - 8 games	11/29/2021
#EDDIEPLANKT206PSA4	1909-1911 T206 Sweet Caporal PSA 4	11/30/2021
#MAHOMESBRONZEBASKET	’17 Prizm Bronze Stars /6 Basket BGS 9 (2x)	11/30/2021
#MICHAELPORTERJRBASKET	’18 Fast Break Black BGS 9.5 & Pink Pulsar PSA 10	11/30/2021

The table below shows the Reg A Series that have closed in 2022 as of December 31, 2022.

Series Name	Asset Description	Escrow Close
#ALKALINE1954TOPPSPSA9	54 Topps RC PSA 9	1/4/2022
#HARMONKILLEBREW1955TOPPSPSA9	55 Topps RC PSA 9	1/4/2022
#1959TOPPSBASEBALLSET	Complete Set - PSA 8s with 9 variations	1/6/2022
#GRETZKY1979TOPPS9	79 Topps RC PSA 9	1/6/2022
#ALEXRODRIGUEZ09WSUNIFORM	09 World Series Game Worn & Signed Uniform	1/6/2022
#JORDAN86FLEERBGS9.5BASKET	86 Fleer RC BGS 9.5 Basket (2x)	1/6/2022
#SHOELESSJOEJACKSON1915PSA8	15 M101-5 Sporting News PSA 8 (OC)	1/6/2022
#KOBEBRYANT2001WARMUPJACKET	00-01 1st Ring Ceremony & NBA Finals Game Worn Jacket	1/28/2022
#KAREEMPOINTSRECORDBALL	89 NBA Record 38387 Point Signed Game Ball	2/3/2022
#LOUGEHRIGRCPHOTO	25 Exhibit Rookie Card Image - Type III Photo	2/7/2022
#SANDYKOUFAX1956TOPPSGRAYBACKPSA9	56 Topps Gray Back PSA 9	2/14/2022
#LBJKOBETOPPSBASKET	Topps Rookie Card Basket - BGS 10 (2x)	2/14/2022
#RONALDO2003PANINIMEGACRAQUESPSA10	03 Panini Mega Craques RC PSA 10	2/16/2022
#OTTOGRAHAM1950BOWMANPSA9	1950 Bowman PSA 9	2/18/2022
#KOBELEBRONJORDANMAGICQUADAUTO	07 UD Black Quad Auto BGS 7 #d /10	2/28/2022
#BOBBYORRBRUINSJERSEY	70-71 Boston Bruins Game Worn Jersey - Photomatched	2/28/2022
#MARINO1984ROOKIECARDBGS10BASKET	84 Topps RC BGS 10 Basket (2x)	3/3/2022
#NTBBALLWAXBUNDLE	Sealed Case Basket (3x)	3/5/2022
#BABERUTHBOWSOUTPHOTO	48 Babe Bows Out Pulitzer Prize Winning Type 1 Photo	3/7/2022
#OSCARROBERTSONCINCINNATIROYALSJERSEY	60-62 Game Worn Rookie Jersey - MEARS A10	3/8/2022
#BRADY2000SPXSPECTRUMBGS9.5	00 SPx Spectrum RC BGS 9.5 #d /25	3/9/2022
#BRADYDEBUTTICKET	00 NFL Debut Full Ticket PSA 7	3/9/2022
#LUKADONCICGUROOKIESNEAKERS	19 Game Worn & Signed Sneakers - Photomatched (5 Games)	3/22/2022
#WARRENSPAHN1948LEAFPSA9	48 Leaf #32 PSA 9	3/22/2022
#MLBALLSTARGAMETICKETRUNCOLLECTION	33-19 MLB Ticket Basket - PSA Graded	3/30/2022
#ROYCAMPANELLA1949BOWMANPSA9	49 Bowman RC PSA 9	3/31/2022
#WILTCHAMBERLAIN1961FLEERRCPSA9	61 Fleer RC PSA 9	4/1/2022
#MANTLE52TOPPSPSA7	52 Topps PSA 7	4/2/2022
#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH	97 Exclusive Player Edition - Dave Bing #d 1/1	4/4/2022
#KOUFAXPSA8	55 Topps RC PSA 8	4/6/2022
#JORDANFLEER86SGC10	86 Fleer RC SGC 10	4/6/2022
#OVECHKINSPAUTHBASKET9.5	05 SP Authentic RC BGS 9.5 Basket (2x) #d /999	4/6/2022
#JORDANEXQUISITE8.5FLASHBACK	09 Exquisite Rookie Flashback Patch Auto BGS 8.5 #d /23	4/6/2022
#LEBRONCREDENTIALS	03 Fleer E-X Essential Credentials Now RC BGS 9.5 MBA #d /102	4/6/2022
#MANTLE1967TOPPS9	67 Topps PSA 9 (PWCC-A)	4/6/2022
#HONUSWAGNER1910PSA5	10 Tip Top Bread PSA 5	4/7/2022
#LEBRONROOKIESHOES	03 Game Worn Rookie Sneakers - Photomatched to 3 Games	4/7/2022
#MAGICBIRDDRJ1980PSA9	80 Topps RC PSA 9	4/7/2022
#AARONDECADEBASKET	61 to 71 Topps Basket PSA 9s & 8.5s (11x)	4/7/2022
#GRIFFEY89UPPERDECKSGCGOLD	89 Upper Deck RC SGC 10 Pristine Gold Label	4/7/2022

#PAULMOLITOR1978TOPPSPSA10	78 Topps RC PSA 10	4/11/2022
#NOLANRYAN1968MILTONBRADLEYPSA9	68 Milton Bradley RC PSA 9	4/11/2022
#MANTLE1965TOPPS9	65 Topps PSA 9	4/11/2022
#CROSBYWINTERCLASSICSKATES	10-11 Game Worn & Signed Winter Classic Skates - Photomatched	4/15/2022
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	02 Panini Portugal Stickers RC PSA 10	4/18/2022
#CASSIUSCLAYSONYLISTONUPITYPE1	65 vs. Liston Original Type I Photo	4/21/2022
#KOBEBLACKHISTORYMONTHFINAL SEASONSHOES	16 Game Worn Black History Month Sneakers - Photomatched	4/25/2022
#NADALNETPROGLOSSY	03 NetPro Elite Glossy PSA 10	4/25/2022
#MANTLEDEBUTSTUB	51 MLB Debut Ticket Stub PSA Auth.	4/26/2022
#YAODUNCANDIRKTRIPLELOGOMAN	06 Exquisite Triple Logoman #d 1/1	4/26/2022
#EMBIIDFIRST50POINTGAMEJERSEY	21 50-Point Game Worn Jersey - Photomatched	4/27/2022
#MANTLE1969TOPPS9	69 Topps PSA 9	4/27/2022
#RIPKENROOKIEJERSEY&CARDBASKET	81-82 Game Worn & Signed Jersey - Photomatched to Topps RC	5/2/2022
#TIGERWOODSDEBUTTICKET	96 Greater Milwaukee Open Pro Debut Full Ticket - PSA 8	5/12/2022
#BRADY01TICKETBOOKLET	01 Season Ticket Booklet - Replaces Bledsoe first NFL Start & Win	5/13/2022
#1980TOPPSBASKETBALLWAX	Unopened Box Basket (2x) - BBCE	5/19/2022
#PELE1958AMERICANAPSA3	58 Americana Ltda. PSA 3	5/19/2022
#CHARLESBARKLEYSUNSJERSEY	94 Playoff Career-High 56 Point Game Worn Jersey - Photomatched	6/1/2022
#96SKYBOXE-X2000WAX	Unopened Box Basket (3x)	6/1/2022
#BELLINGERORANGEBGS9.5	15 Bowman Chrome Orange Refractor BGS 9.5 #d /25	6/1/2022
#TIGER1STEVENTSTUB	92 LA Open Full Ticket PSA 6 - 1st PGA Event	6/1/2022
#HAMILTONCHROMEORANGESAPPHIRE	20 Topps Chrome F1 Sapphire Orange PSA 9 #d /25	6/23/2022
#OVECHKINTHECUPBGSGEMMINT9.5	05 The Cup 4-Color RPA BGS 9.5 #d /99	7/6/2022
#MANTLE51BOWMANSGC7	51 Bowman RC SGC 7	8/3/2022
#49BOWMANJACKIEAUTO	49 Bowman PSA Auth./8 Auto	8/12/2022
#CURRYGOLDTOPPSPSA10	09 Topps Gold RC PSA 10 #d /2009	8/23/2022
#ERUZIONE1980MIRACLEONICEGOLDJERSEY	1980 Mike Eruzione Team USA Hockey Gold Medal Game Jersey	8/30/2022
#NOLANRYAN1968TOPPSPSA8.5	68 Topps RC PSA 8.5	8/30/2022
#DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5	07 Exquisite Limited Logos RPA BGS 9.5 #d /50	9/6/2022
#GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4	81 Sports Illustrated Newsstand 1st Cover CGC 9.4	10/4/2022
#TATUMFLAWLESSGOLDBGS9.5	17 Panini Flawless Gold RPA BGS 9.5 #d /10	10/4/2022

Additionally, CSA closed one Reg D offering in 2022, #KOBE1997AIRBALLGAMEUSEDSHOES. Pursuant to the regulations, this offering was not qualified under an offering statement.

No Series have closed escrow in 2023.

Impaired Assets

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. For 2021, to measure the value of assets and test for impairment the Company used the market capitalization of the Asset based on the average of the market closing price for the last five Fridays of the year. For 2022, to measure the value of the assets and test for impairment the Company used the market capitalization based on the VWAP (Volume Weighted Average Price) as of December 2022, which the Company feels more accurately represents the Asset’s public value.

The following table sets forth the Series which met the criteria for impairment in 2021 and 2022. In 2021, (10) ten items recorded a total impairment of $190,891, and in 2022, (169) one hundred and sixty-nine items recorded a total impairment of $13,001,234.

		2021			2022
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#JACKIEROBINSONAUTOBAT	21-Dec-20				81,899	(12,646)	69,252
#KAWHIBASKET	08-Jan-21	69,570	(11,131)	58,439	58,439	(42,028)	16,411
#DURANTCHROMEREFRACTORPSA10	11-Jan-21				13,100	(2,456)	10,644
#18-19BASKETBALLGROWTHBASKET	15-Jan-21				43,682	(21,602)	22,081
#LEBRONBLACKREFRACTOR	28-Jan-21				134,860	(54,866)	79,994
#1986WAX	16-Feb-21				192,200	(11,389)	180,811
#EMMITTSMITHMVPBASKET	16-Feb-21	113,740	(24,283)	89,457	89,457	(36,746)	52,711
#ZIONRPABGS9	16-Feb-21	131,670	(21,594)	110,076	110,076	(57,646)	52,430
#COBBMINTE98	22-Feb-21				300,063	(48,069)	251,993
#EMMITTSMITH10KJERSEY	22-Feb-21				59,340	(27,578)	31,763
#GIANNISGOLDIMMACULATE	15-Mar-21				50,035	(10,327)	39,708
#MOOKIEBETTSGLOVE	17-Mar-21				62,058	(44,308)	17,750
#DONCICBLUEPSA10	22-Mar-21				61,920	(32,343)	29,577
#GLEYBERTORRESORANGE9.5	25-Mar-21	20,898	(669)	20,229	20,229	(16,535)	3,694
#MAGICBIRDDRJPSA8BASKET	01-Apr-21				27,069	(20,275)	6,794
#TRAEYOUNGFLAWLESSBGS9	01-Apr-21				14,790	(8,253)	6,537
#DWADEULTIMATE	02-Apr-21				43,055	(29,174)	13,881
#ACUNAGOLD9.5	08-Apr-21				26,440	(9,296)	17,144
#COBBVINTAGET206PHOTO	09-Apr-21				53,183	(18,592)	34,591
#MAYS1960PSA9	12-Apr-21				17,535	(926)	16,609
#BettsBlueRefractorBasket	15-Apr-21				32,735	(25,397)	7,338
#LEBRONMELOWADETRIORC	15-Apr-21				378,236	(287,477)	90,759
#1969TOPPSBASKETBALLSET	16-Apr-21				151,455	(48,166)	103,289
#MONTANARCPSA10	21-Apr-21				67,320	(17,121)	50,199
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21				218,950	(157,882)	61,068
#CROSBYTHECUPBASKET	28-Apr-21				211,670	(72,587)	139,083
#MESSIROOKIEBASKET	30-Apr-21	93,375	(17,741)	75,634	75,634	(47,908)	27,726

#ANDRETHEGIANT	06-May-21				26,870	(16,097)	10,774
#MARINOMANNINGFAVREJERSEYS	07-May-21				47,620	(11,191)	36,429
#TIGERSPAUTHENTICBGS9.5	13-May-21				35,815	(21,189)	14,626
#ELWAY1984ROOKIECARDPSA10BASKET	17-May-21				31,250	(16,602)	14,648
#JETERFOILRCBASKETBGS9.5	17-May-21	102,198	(29,978)	72,220	72,220	(50,486)	21,734
#Mantle1968PSA9Basket	17-May-21				36,974	(17,994)	18,980
#ANDRE&HULKWRESTLINGBASKET	18-May-21				126,440	(80,368)	46,072
#MLBHALLOFFAMEBASEBALL	18-May-21				307,360	(72,141)	235,219
#JORDANSIGNEDPROFESSIONALBAT	19-May-21	51,823	(10,271)	41,552	41,552	(32,838)	8,714
#TATISBOWMANBLACKLABEL	20-May-21	221,350	(22,135)	199,215	199,215	(154,336)	44,879
#CLEMENTEWHITE&GRAYBASKET	24-May-21	113,598	(20,448)	93,150	93,150	(31,093)	62,056
#BETTSGOLDREFRACTORBASKET	26-May-21				62,948	(11,235)	51,713
#KOUFAX55PSA9	26-May-21				496,600	(104,500)	392,100
#LEBRONULTIMATE	26-May-21				184,835	(118,825)	66,010
#MAYS1951BOWMAN7	26-May-21				103,990	(33,837)	70,153
#TysonRCBGS9Basket	26-May-21				58,900	(41,308)	17,592
#Mays1956GrayPSA9	27-May-21				57,920	(21,757)	36,163
#JORDANEXQUISITEBGS8	01-Jun-21				80,135	(51,549)	28,586
#MahomesImmaculate1of1	01-Jun-21				225,990	(112,054)	113,936
#Mantle54BowmanBasket	03-Jun-21				52,170	(22,363)	29,807
#1964KOUFAXJERSEY	04-Jun-21				437,465	(25,899)	411,566
#MAGICBIRDLOGOMAN	04-Jun-21				511,680	(289,638)	222,042
#MahomesNT8.5	04-Jun-21	164,854	(32,641)	132,213	132,218	(74,439)	57,778
#Clemente1955PSA8	08-Jun-21				84,000	(363)	83,637
#MessiMegacracks#71PSA9	08-Jun-21				90,000	(56,061)	33,939
#OZZIESMITHRCBGS9.5	08-Jun-21				74,710	(54,009)	20,701
#RICKEYHENDERSONRCPSA10	10-Jun-21				152,200	(58,665)	93,535
#JordanLeBronSignoftheTimes	14-Jun-21				169,950	(93,852)	76,098
#DIMAGGIO1933BAT	17-Jun-21				96,420	(37,377)	59,043
#JokicRefractor1of1	18-Jun-21				22,935	(5,107)	17,828
#MAYS1952PSA8	25-Jun-21				251,790	(26,805)	224,985
#KOBEREEBOKIVERSONRETROS	07-Jul-21				90,980	(64,126)	26,854
#LeBronMeloDualLogoman	08-Jul-21				1,109,350	(725,558)	383,792
#TraeYoungFlawlessGreenBGS9	08-Jul-21				24,840	(8,965)	15,875
#MPJChampionshipTicket	09-Jul-21				30,415	(27,551)	2,864
#LukaRookieJersey	13-Jul-21				521,440	(161,168)	360,272
#DonovanMitchellNT9.5	20-Jul-21				30,183	(13,646)	16,536
#LukaWhiteSparkle	23-Jul-21				720,345	(439,829)	280,516
#JordanLeBronMagicTripleSigs	05-Aug-21				85,702	(55,882)	29,820
#AcunaBowman10Basket	09-Aug-21				102,515	(60,769)	41,746
#AliRookieCardBVG8	10-Aug-21				60,700	(43,733)	16,967
#TheRockBumbleBeePSA10	10-Aug-21				47,150	(26,665)	20,485
#03ToppsChromeWax	12-Aug-21				24,350	(8,501)	15,849
#BradyBowman10	12-Aug-21				31,400	(15,061)	16,339
#SadaharuOhBat	12-Aug-21				24,813	(5,780)	19,032
#ZionPrizmsBlueBGS10	17-Aug-21				31,560	(20,318)	11,242
#03ExquisiteBox	23-Aug-21				83,723	(22,916)	60,807

#1909E95SGCSet	07-Sep-21	35,998	(12,351)	23,647
#Mantle1953Topps8	07-Sep-21	102,505	(1,734)	100,771
#SatchelPaige48LeafSGC30	07-Sep-21	35,998	(12,193)	23,805
#JackieRobinson53Topps8	23-Sep-21	57,945	(3,000)	54,945
#JimmieFoxx1938Bat	23-Sep-21	97,610	(22,736)	74,874
#KevinDurantHSJersey	23-Sep-21	226,115	(108,302)	117,813
#KobeFinalSeasonSneakers	23-Sep-21	63,790	(43,003)	20,787
#Mikan48BowmanPSA7	23-Sep-21	41,549	(14,955)	26,594
#UnitasPSA8	23-Sep-21	21,200	(8,605)	12,595
#JustinHerbertHiddenTreasureRPA	27-Sep-21	63,835	(31,112)	32,723
#TrevorLawrenceLeafBasket	27-Sep-21	11,300	(6,721)	4,579
#48LeafRuthSGC8	30-Sep-21	53,220	(8,645)	44,575
#KobeBryantFirstWhite#24Jersey	30-Sep-21	710,150	(385,276)	324,874
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	92,016	(52,569)	39,448
#LeBronBlackDiamond	30-Sep-21	78,750	(46,370)	32,380
#MANTLE1964TOPPS9	30-Sep-21	50,115	(3,232)	46,882
#Maris58ToppsPSA9	30-Sep-21	28,245	(6,896)	21,348
#PeytonManningMVPHelmet	01-Oct-21	189,065	(18,775)	170,290
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	16,938	(12,269)	4,669
#PaulPierce2010ASGJersey	19-Oct-21	30,425	(26,336)	4,089
#MayweatherRCPSA10	20-Oct-21	25,748	(16,290)	9,457
#JackieLeaf3.5	25-Oct-21	41,280	(19,324)	21,956
#Mantle1957ToppsPSA8.5	25-Oct-21	57,216	(12,771)	44,445
#TROUTFINESTSUPERFRACTOR	25-Oct-21	281,400	(166,772)	114,628
#OrangeDominguez	26-Oct-21	35,366	(18,566)	16,800
#LBJEXQUISITE	28-Oct-21	1,387,325	(597,158)	790,167
#Giannis48PointGameSneakers	01-Nov-21	25,150	(7,367)	17,783
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	309,750	(232,180)	77,570
#Mantle1966ToppsPSA9Basket	01-Nov-21	44,620	(2,395)	42,225
#NegroLeagueLegendaryCutsBasket	01-Nov-21	91,805	(59,607)	32,198
#ChicagoBullsDynastyHardwood	03-Nov-21	365,390	(222,083)	143,307
#CristianoRonaldoRC1of1	08-Nov-21	254,375	(173,192)	81,183
#MahomesNT1of1	16-Nov-21	1,662,945	(1,043,979)	618,966
#Mantle1953Bowman8Basket	18-Nov-21	51,984	(22,052)	29,932
#BradyChampionshipTicket	23-Nov-21	2,312,000	(1,442,831)	869,169
#EddiePlankT206PSA4	30-Nov-21	317,300	(76,299)	241,001
#MahomesBronzeBasket	30-Nov-21	114,025	(15,608)	98,417
#MichaelPorterJrBasket	30-Nov-21	31,065	(20,563)	10,502
#ALKALINE1954TOPPSPSA9	04-Jan-22	41,538	(19,691)	21,847
#HARMONKILLEBREW1955TOPPSPSA9	04-Jan-22	42,668	(18,741)	23,927
#1959TOPPSBASEBALLSET	06-Jan-22	84,548	(24,467)	60,080
#AlexRodriguez09WSUniform	06-Jan-22	148,505	(87,643)	60,862
#Gretzky1979Topps9	06-Jan-22	59,065	(1,720)	57,345
#JORDAN86FLEERBGS9.5BASKET	06-Jan-22	143,550	(75,658)	67,892
#ShoelessJoeJackson1915PSA8	06-Jan-22	98,723	(54,066)	44,657
#KobeBryant2001WarmUpJacket	28-Jan-22	208,105	(134,651)	73,454
#KareemPointsRecordBall	03-Feb-22	391,650	(263,610)	128,040
#LOUGEHRIGRCPHOTO	07-Feb-22	53,247	(5,825)	47,422
#LBJKobeToppsBasket	14-Feb-22	16,800	(7,465)	9,335
#SandyKoufax1956ToppsGrayBackPSA9	14-Feb-22	35,823	(4,945)	30,878

#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22				324,715	(170,975)	153,740
#BobbyOrrBruinsJersey	28-Feb-22				428,140	(124,296)	303,844
#KobeLeBronJordanMagicQuadAuto	28-Feb-22				125,990	(85,521)	40,469
#MARINO1984ROOKIECARDBGS10BASKET	03-Mar-22				19,580	(9,294)	10,286
#NTBBallWaxBundle	05-Mar-22				141,525	(78,600)	62,925
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22				562,710	(280,354)	282,356
#BRADYDEBUTTICKET	09-Mar-22				114,768	(49,530)	65,237
#WarrenSpahn1948LeafPSA9	22-Mar-22				92,750	(41,314)	51,436
#MLBALLSTARGAMETICKETRUNCOLLECTION	30-Mar-22				49,890	(27,621)	22,269
#RoyCampanella1949BowmanPSA9	31-Mar-22				61,600	(23,100)	38,500
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22				356,000	(66,616)	289,383
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22				105,325	(65,045)	40,280
#JordanExquisite8.5Flashback	06-Apr-22				179,995	(84,698)	95,297
#JORDANFLEER86SGC10	06-Apr-22				199,495	(116,345)	83,150
#KOUFAXPSA8	06-Apr-22				43,360	(16,405)	26,955
#LEBRONCREDENTIALS	06-Apr-22				196,000	(151,238)	44,762
#MANTLE1967TOPPS9	06-Apr-22				20,785	(5,174)	15,610
#OVECHKINSPAUTHBASKET9.5	06-Apr-22				31,090	(6,471)	24,619
#AARONDECADEBASKET	07-Apr-22				85,439	(13,060)	72,379
#GRIFFEY89UPPERDECKSGCGOLD	07-Apr-22				17,360	(8,915)	8,445
#LeBronRookieShoes	07-Apr-22				464,925	(108,641)	356,284
#MAGICBIRDDRJ1980PSA9	07-Apr-22				31,850	(16,306)	15,543
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22				171,470	(45,280)	126,190
#PaulMolitor1978ToppsPSA10	11-Apr-22				52,973	(18,936)	34,037
#CrosbyWinterClassicSkates	15-Apr-22				18,010	(5,094)	12,916
#RONALDO2002PANINIFUTEBOLSTICKER SPSA10	18-Apr-22				114,535	(49,849)	64,686
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22				76,195	(28,042)	48,154
#MantleDebutStub	26-Apr-22				117,238	(85,724)	31,514
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22				167,810	(118,648)	49,163
#EmbiidFirst50PointGameJersey	27-Apr-22				38,400	(28,354)	10,046
#RipkenRookieJersey&CardBasket	02-May-22				158,444	(35,470)	122,973
#TigerWoodsDebutTicket	12-May-22				82,410	(44,543)	37,867
#Brady01TicketBooklet	13-May-22				10,975	(8,311)	2,664
#1980ToppsBasketballWax	19-May-22				73,623	(18,590)	55,032
#Pele1958AmericanaPSA3	19-May-22				125,738	(49,513)	76,224
#96SkyboxE-X2000Wax	01-Jun-22				31,146	(10,979)	20,167
#BellingerOrangeBGS9.5	01-Jun-22				26,785	(20,287)	6,498
#CharlesBarkleySunsJersey	01-Jun-22				158,915	(19,119)	139,796
#Tiger1stEventStub	01-Jun-22				93,951	(65,762)	28,188
#HamiltonChromeOrangeSapphire	23-Jun-22				58,940	(45,554)	13,386
#OvechkinTheCupBGSGemMint9.5	06-Jul-22				467,670	(145,769)	321,901
#Mantle51BowmanSGC7	03-Aug-22				100,715	(19,167)	81,548
#49BowmanJackieAuto	12-Aug-22				76,214	(26,011)	50,202
#Eruzione1980MiracleOnIceGoldJersey	30-Aug-22				706,805	(267,196)	439,609
#TatumFlawlessGoldBGS9.5	04-Oct-22				58,885	(16,885)	42,000
TOTAL		$1,083,074	$(190,891)	$892,183	$27,361,074	$(13,001,234)	$14,359,840

User Base

The success of the public offerings to date has led to a greater-than-expected supply of items to be consigned on the platform. Additionally, since launching, the registered user-base exceeds 90,000 users, with over 10,000 having participated in at least one offering.

Financial Obligations

The company has no outstanding lines of credit. However, there exists obligations to CTI for monies paid on behalf of the Series.

Operating Results

2021 was the Company’s first full year of Operations. The Company acquired Assets to consign, successfully closed escrow on (159) one hundred fifty-nine offerings, launched secondary trading capability for investors, and sold (13) thirteen assets off the platform for a price of $5,861,500 and a net gain on sale of assets of $1,699,239.

During the year ending December 31, 2022, the company continued to consign additional Assets and successfully closed escrow on (71) seventy-one Reg A offerings and (1) one Reg D offering. Additionally, the Company sold (14) fourteen Underlying Assets for a total of $1,650,500 and a net gain on sale of assets of $409,389.

The table below shows the Series sold in 2021.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#MAGICBIRDDRJ	2/2/2021	$720,000	$351,420	$368,580
#KOUFAX1955PSA8.5	3/10/2021	$100,000	$35,380	$64,620
#WILTCHAMBERLAIN61PSA9	4/14/2021	$350,000	$205,102	$144,898
#JORDAN85NIKEBASKET	6/4/2021	$203,000	$139,018	$63,982
#MANTLEMINT1953	7/23/2021	$3,100,000	$2,488,000	$612,000
#BRADYREEBOKFLAWLESS	8/9/2021	$70,000	$46,564	$23,436
#DEVERSSUPERFRACTOR	8/12/2021	$78,500	$34,720	$43,780
#MAYS1951PHOTO	8/23/2021	$65,000	$51,144	$13,856
#FRANKROBINSON500HRBAT	10/28/2021	$200,000	$172,429	$27,571
#RODGERSPLAYOFFCONTENDERSGREEN	11/23/2021	$30,000	$18,864	$11,136
#STEPHCURRYSNEAKERS	11/30/2021	$110,000	$80,020	$29,980
#OVECHKINTHECUPBGS8.5	12/10/2021	$55,000	$40,110	$14,890
#CURRYRPABGS9.5	12/24/2021	$780,000	$499,490	$280,510
Total		$5,861,500	$4,162,261	$1,699,239

The table below shows the Series sold in 2022.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#LEBRONROOKIE	1/31/2022	$75,000	$46,303	$28,697
#MAHOMESEMERALDRPABGS9	2/4/2022	$115,000	$79,870	$35,130
#FRANKROBINSON1957PSA9BASKET	2/11/2022	$96,000	$76,272	$19,728
#JordanMagicLeBronTripleAutoJersey	2/13/2022	$130,000	$130,039	$(39)
#BANKS1954PSA9	2/17/2022	$155,000	$87,565	$67,435
#GIANNISRPA	2/17/2022	$200,000	$116,530	$83,470
#MIKANRCPHOTO	2/23/2022	$82,500	$55,330	$27,170
#OscarRobertsonCincinnatiRoyalsJersey	3/9/2022	$320,000	$284,170	$35,830
#TATUMFLAWLESS10	4/1/2022	$100,000	$45,420	$54,580
#LUKADONCICGUROOKIESNEAKERS	4/1/2022	$115,000	$85,280	$29,720
#OttoGraham1950BowmanPSA9	4/5/2022	$70,000	$43,867	$26,133
#KobeBryantRookieSneakers	5/16/2022	$152,500	$135,990	$16,510
#YASTRZEMSKIRC9BASKET	10/7/2022	$36,000	$39,874	$(3,874)
#SeagerOrangeRefractorBasket	11/10/2022	$3,500	$14,600	$(11,100)
Total		$1,650,500	$1,241,111	$409,389

Operating Capital

Collectable Sports Assets, LLC (“CSA”) and its Series incur certain Operating Expenses. If the Operating Expenses for CSA or a particular Series (as described above in Item 1 “Operating Expenses”) exceed the amount of revenue generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interest to be issued in the Series in order to cover such additional amounts. As a last resort, the Manager unconditionally guarantees the Operating Expenses of the Series.

Liquidity

If CSA or its Series do not have sufficient liquidity to cover its Operating Expenses, and the Manager does not have the liquidity to cover the Operating Expenses associated with CSA or the Series pursuant to the Operating Agreement, CSA and the Series will be unable to pay its expenses. As of December 31, 2022, given the existing liquidity and projected cash flow of CSA, and Manager, CSA feels significant doubt that it will be able to operate for another 12 months unless it receives additional liquidity and is exploring various liquidity options which include borrowings, selling equity or Assets.

Current Market Conditions

The market and value for investments in sports collectibles, like many asset classes, including equities, bonds, cryptocurrencies and other high-end collectible assets (such as art, wine and coins) are impacted by conditions in the broader markets. These conditions include the overall economic environment, anticipated future economic conditions, current and future interest rates, and supply and demand for investable assets. For 2022, the increase in impairment charges are reflective of the current weakness in the market.

Common Management

The CEO of the Company, Collectable Sports Assets, LLC is also the CEO of the Manager, CS Asset Manager, LLC. Due to the Company having common management, there cannot be any arms length transactions between the Company, Collectable Sports Assets, LLC the Manager, CS Asset Manager, LLC.

Item 3. Directors and Officers

The following individuals constitute those member of the Board of Directors, executive management and significant employees of Collectable Technologies, Inc., the sole members of the Manager, which oversees the operations of the Company:

Name (1)	Age	Position	Term of Office (Beginning)	FT or PT Hours/week	2022 Compensation Cash ($) (1)	2022 Compensation Stock ($)	2022 Compensation Total ($) (1)
Jason Epstein	52	Director	01 /2020	N/A – director only	$-	$-	$-
Jarod Winters	52	Director, CEO and CFO	03 /2021	Full time	$200,000	$-	$200,000

(1)	Ezra Levine, who was our Chief Executive Officer during 2022, received cash and total cash compensation of $200,000. Mr. Levine left the Company in April 2023

Background of Officers of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Jason Epstein. Mr. Epstein is a serial entrepreneur and co-founder of Collectable Technologies, Inc. (successor to the assets and liabilities of Collectable.com, Inc.), the ultimate parent organization to Collectable Sports Assets, LLC and the Manager. The Collectable application provides sports collectors access to historical auction pricing and real-time data on current auctions. With over 2 million historical sales dating back to 1999 and over two dozen auction house customers, we believe that Collectable publishes one of the broadest and most comprehensive data set of historical prices and active auction listings in the industry.

Jarod Winters. Mr. Winters is a capital markets executive focused on alternative asset management. He has served as CFO since March 2021 and assumed the role of CEO in April 2023, upon the resignation of our previous CEO. Prior to Collectable, he served in roles such as Chief Operating Officer and Chief Compliance Officer of Sunrise Capital Partners, a hedge fund, Head of Product Specialists at Wells Fargo Prime Services, and Managing Director of Operations at ESP Technologies. He holds a BA and MBA from the University of Texas at Austin.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. Each of the executive officers of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager, from our manager. Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the offering described herein and other offerings (e.g., Offering Expenses and Acquisition Expenses), additionally, the Manager may receive Sourcing Fees in connection with the sale of an underlying Asset of the Platform.

The Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes. During 2022, the Manager received $314,858 in Sourcing Fees for (71) seventy-one Reg A Series and $10,000 in Sourcing Fees for (1) one Reg D Series that were closed. During 2022, the Manager also received 88,229 shares in non-cash compensation with a value of $611,120.

During 2021, the Manager received $696,926 in Sourcing Fees for (159) one hundred fifty-nine Series that were closed. During 2021, the Manager also received 142,713 shares in non-cash compensation with a value of $1,187,183.

The following table sets forth the cash and non-cash sourcing fees generated in 2021 and 2022 on Regulation A offerings.

Series Name	Escrow Close Date	# of Shares	Non-Cash Equity	Cash Sourcing Fees	Total Cash and Non-Cash Sourcing Fees
#ALKALINE1954TOPPSPSA9	1/4/2022	280	$2,800	$400	$3,200
#HARMONKILLEBREW1955TOPPSPSA9	1/4/2022	399	$3,990	$363	$4,353
#1959TOPPSBASEBALLSET	1/6/2022	580	$5,800	$2,900	$8,700
#GRETZKY1979TOPPS9	1/6/2022	1896	$9,480	-	$9,480
#ALEXRODRIGUEZ09WSUNIFORM	1/6/2022	1000	$13,000	$2,600	$15,600
#JORDAN86FLEERBGS9.5BASKET	1/6/2022	2720	$13,600	$1,516	$15,116
#SHOELESSJOEJACKSON1915PSA8	1/6/2022	1,020	$10,200	-	$10,200
#KOBEBRYANT2001WARMUPJACKET	1/28/2022	910	$9,100	$9,100	$18,200
#KAREEMPOINTSRECORDBALL	2/3/2022	1750	$17,500	$17,500	$35,000
#LOUGEHRIGRCPHOTO	2/7/2022	276	$2,760	$1,380	$4,140
#SANDYKOUFAX1956TOPPSGRAYBACKPSA9	2/14/2022	234	$2,340	$1,170	$3,510
#LBJKOBETOPPSBASKET	2/14/2022	360	$1,800	-	$1,800
#RONALDO2003PANINIMEGACRAQUESPSA10	2/16/2022	2009	$20,090	$14,350	$34,440
#OTTOGRAHAM1950BOWMANPSA9	2/18/2022	304	$3,040	$1,520	$4,560
#KOBELEBRONJORDANMAGICQUADAUTO	2/28/2022	1,100	$5,500	$5,500	$11,000
#BOBBYORRBRUINSJERSEY	2/28/2022	3000	$30,000	$15,000	$45,000
#MARINO1984ROOKIECARDBGS10BASKET	3/3/2022	616	$3,080	-	$3,080
#NTBBALLWAXBUNDLE	3/5/2022	750	$7,500	$3,750	$11,250
#BABERUTHBOWSOUTPHOTO	3/7/2022	3000	$15,000	$1,320	$16,320
#OSCARROBERTSONCINCINNATIROYALSJERSEY	3/8/2022	3500	$17,500	$12,500	$30,000
#BRADY2000SPXSPECTRUMBGS9.5	3/9/2022	2500	$25,000	$25,000	$50,000
#BRADYDEBUTTICKET	3/9/2022	800	$8,000	$4,000	$12,000
#LUKADONCICGUROOKIESNEAKERS	3/22/2022	525	$5,250	$3,750	$9,000
#WARRENSPAHN1948LEAFPSA9	3/22/2022	675	$6,750	$700	$7,450
#MLBALLSTARGAMETICKETRUNCOLLECTION	3/30/2022	340	$3,400	$1,700	$5,100
#ROYCAMPANELLA1949BOWMANPSA9	3/31/2022	660	$6,600	-	$6,600
#WILTCHAMBERLAIN1961FLEERRCPSA9	4/1/2022	3600	$36,000	$617	$36,617
#MANTLE52TOPPSPSA7	4/2/2022	1,700	$17,000	-	$17,000
#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH	4/4/2022	651	$6,510	$2,790	$9,300
#KOUFAXPSA8	4/6/2022	660	$6,600	$1,560	$8,160
#JORDANFLEER86SGC10	4/6/2022	1140	$11,400	$1,800	$13,200
#OVECHKINSPAUTHBASKET9.5	4/6/2022	239	$2,390	-	$2,390
#JORDANEXQUISITE8.5FLASHBACK	4/6/2022	1600	$16,000	$1,920	$17,920
#LEBRONCREDENTIALS	4/6/2022	4200	$21,000	-	$21,000
#MANTLE1967TOPPS9	4/6/2022	152	$1,520	-	$1,520
#HONUSWAGNER1910PSA5	4/7/2022	1078	$10,780	-	$10,780
#LEBRONROOKIESHOES	4/7/2022	3200	$16,000	$35,140	$51,140
#MAGICBIRDDRJ1980PSA9	4/7/2022	600	$3,000	-	$3,000
#AARONDECADEBASKET	4/7/2022	752	$7,520	$1,504	$9,024
#GRIFFEY89UPPERDECKSGCGOLD	4/7/2022	186	$1,860	-	$1,860
#PAULMOLITOR1978TOPPSPSA10	4/11/2022	848	$4,240	$1,060	$5,300
#NOLANRYAN1968MILTONBRADLEYPSA9	4/11/2022	3600	$18,000	-	$18,000
#MANTLE1965TOPPS9	4/11/2022	900	$4,500	-	$4,500
#CROSBYWINTERCLASSICSKATES	4/15/2022	60	$600	$1,800	$2,400
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	4/18/2022	600	$6,000	$6,000	$12,000
#CASSIUSCLAYSONYLISTONUPITYPE1	4/21/2022	100	$1,000	$2,200	$3,200

Series Name	Escrow Close Date	# of Shares	Non-Cash Equity	Cash Sourcing Fees	Total Cash and Non-Cash Sourcing Fees
#KOBEBLACKHISTORYMONTHFINALSEASONSHOES	4/25/2022	520	$5,200	$2,600	$7,800
#NADALNETPROGLOSSY	4/25/2022	200	$2,000	$2,000	$4,000
#MANTLEDEBUTSTUB	4/26/2022	700	$7,000	$9,000	$16,000
#YAODUNCANDIRKTRIPLELOGOMAN	4/26/2022	1500	$7,500	$9,000	$16,500
#EMBIIDFIRST50POINTGAMEJERSEY	4/27/2022	192	$1,920	$1,280	$3,200
#MANTLE1969TOPPS9	4/27/2022	580	$2,900	-	$2,900
#RIPKENROOKIEJERSEY&CARDBASKET	5/2/2022	1080	$10,800	$10,800	$21,600
#TIGERWOODSDEBUTTICKET	5/12/2022	490	$4,900	$6,300	$11,200
#BRADY01TICKETBOOKLET	5/13/2022	0	$0	$1,440	$1,440
#1980TOPPSBASKETBALLWAX	5/19/2022	687	$6,870	$3,125	$9,995
#PELE1958AMERICANAPSA3	5/19/2022	749	$7,490	$9,630	$17,120
#CHARLESBARKLEYSUNSJERSEY	6/1/2022	1680	$8,400	$5,600	$14,000
#96SKYBOXE-X2000WAX	6/1/2022	262	$2,620	$1,575	$4,195
#BELLINGERORANGEBGS9.5	6/1/2022	180	$1,800	$1,800	$3,600
#TIGER1STEVENTSTUB	6/1/2022	640	$6,400	$6,400	$12,800
#HAMILTONCHROMEORANGESAPPHIRE	6/23/2022	350	$3,500	$4,500	$8,000
#OVECHKINTHECUPBGSGEMMINT9.5	7/6/2022	4400	$44,000	$20,000	$64,000
#MANTLE51BOWMANSGC7	8/3/2022	834	$4,170	$7,993	$12,163
#49BOWMANJACKIEAUTO	8/12/2022	585	$5,850	$4,550	$10,400
#CURRYGOLDTOPPSPSA10	8/23/2022	0	$0	$2,755	$2,755
#ERUZIONE1980MIRACLEONICEGOLDJERSEY	8/30/2022	0	$0	$5,600	$5,600
#NOLANRYAN1968TOPPSPSA8.5	8/30/2022	100	$1,000	$2,200	$3,200
#DURANT07-08EXQUISITELIMITEDLOGOSBGS9.5	9/6/2022	2280	$22,800	$7,600	$30,400
#GRETZKY1981SPORTSILLUSTRATEDCOVERCGC9.4	10/4/2022	210	$2,100	$2,700	$4,800
#TATUMFLAWLESSGOLDBGS9.5	10/4/2022	400	$4,000	$4,000	$8,000
		75,689	$604,220	$314,858	$919,078

In 2022, CSA conducted one Regulation D offering set forth below.

Series Name	Close Date	# of Shares	Non-Cash Equity	Cash Sourcing Fees	Total Cash and Non-Cash Sourcing Fees
#KOBE1997AIRBALLGAMEUSEDSHOES	4/19/2022	13,230	$6,900	$10,000	$16,900

Item 4. Security Ownership of Management and Certain Securityholders

The Company is managed by the Manager. The address of the Manager is 120 Bloomingdale Rd., Ste 304, White Plains, NY 10605. As of the date of this filing, the Company has no voting securities issued and outstanding.

The following table sets forth information with respect to the number of units of each of our Series beneficially owned by our officers as of December 31, 2022.

Title of Class	Name of Beneficial Owner	# of Units	% (*less than 1%)
#03ExquisiteBox	Ezra Levine	39	*
#18-19BASKETBALLGROWTHBASKET	Jason Epstein	15	*
#1909E95SGCSet	Ezra Levine	3	*
#1909E95SGCSet	Jason Epstein	100	1.3%
#1959TOPPSBASEBALLSET	Ezra Levine	18	*
#1964KOUFAXJERSEY	Jason Epstein	70	*
#1969TOPPSBASKETBALLSET	Matthew Demchyk	10	*
#1980ToppsBasketballWax	Ezra Levine	6	*
#1986WAX	Jason Epstein	15	*
#1986WAX	Matthew Demchyk	426	5.5%
#2000PLAYOFFCONTENDERSWAX	Jason Epstein	40	1.6%
#48LeafRuthSGC8	Ezra Levine	385	3.5%
#49BowmanJackieAuto	Ezra Levine	1	*
#AARON1954PSA8.5	Ezra Levine	296	2.4%
#AARON1954PSA8.5	Jason Epstein	70	*
#AcunaBowman10Basket	Ezra Levine	20	*
#AlexRodriguez09WSUniform	Ezra Levine	29	*
#AliRookieCardBVG8	Ezra Levine	2	*
#AliRookieCardBVG8	Jason Epstein	10	*
#ALIWBCBELT	Jason Epstein	500	1.2%
#ALKALINE1954TOPPSPSA9	Ezra Levine	4	*
#ANDRE&HULKWRESTLINGBASKET	Ezra Levine	45	*
#BobbyOrrBruinsJersey	Ezra Levine	113	*
#BRADY2000SPXSPECTRUMBGS9.5	Jason Epstein	250	*
#BRADY2000SPXSPECTRUMBGS9.5	Matthew Demchyk	100	*
#BradyChampionshipTicket	Jason Epstein	1,056	*
#BRADYDEBUTTICKET	Ezra Levine	15	*
#BRADYPLAYOFFCONTENDERSBASKET	Jason Epstein	4,149	22.2%
#BRADYPLAYOFFCONTENDERSBASKET	Matthew Demchyk	219	1.2%
#BRADYROOKIE	Jason Epstein	20	*
#CHAMBERLAINHSUNIFORM	Ezra Levine	84	*
#CHAMBERLAINHSUNIFORM	Jason Epstein	400	3.1%
#ChamberlainPhilaJersey59-60	Ezra Levine	371	*
#ChamberlainPhilaJersey59-60	Jason Epstein	1,196	*
#ChicagoBullsDynastyHardwood	Ezra Levine	71	*
#Clemente1955PSA8	Ezra Levine	48	*
#Clemente1955PSA8	Jason Epstein	70	*

#CLEMENTEWHITE&GRAYBASKET	Ezra Levine	7	*
#CLEMENTEWHITE&GRAYBASKET	Matthew Demchyk	35	*
#COBBMINTE98	Ezra Levine	481	1.6%
#COBBMINTE98	Jason Epstein	280	*
#COBBVINTAGET206PHOTO	Jason Epstein	25	*
#COBBVINTAGET206PHOTO	Matthew Demchyk	25	*
#CristianoRonaldoRC1of1	Ezra Levine	615	1.2%
#CROSBYTHECUPBASKET	Ezra Levine	3,801	17.9%
#CurryGoldToppsPSA10	Jason Epstein	1,160	36.3%
#DIMAGGIO1933BAT	Ezra Levine	290	3.0%
#DonovanMitchellNT9.5	Ezra Levine	40	1.3%
#DURANTCHROMEREFRACTORPSA10	Jason Epstein	23	1.8%
#DWADEULTIMATE	Jason Epstein	50	1.1%
#EddiePlankT206PSA4	Ezra Levine	399	*
#EmbiidFirst50PointGameJersey	Ezra Levine	1	*
#EMMITTSMITH10KJERSEY	Jason Epstein	1	*
#EMMITTSMITH10KJERSEY	Matthew Demchyk	459	7.6%
#EMMITTSMITHMVPBASKET	Jason Epstein	48	*
#EMMITTSMITHMVPBASKET	Matthew Demchyk	430	7.4%
#Eruzione1980MiracleOnIceGoldJersey	Ezra Levine	46	*
#Giannis48PointGameSneakers	Ezra Levine	12	*
#GIANNISGOLDIMMACULATE	Ezra Levine	3	*
#GLEYBERTORRESORANGE9.5	Jason Epstein	30	1.4%
#Gretzky1981SportsIllustratedCoverCGC9.4	Ezra Levine	276	7.4%
#GRETZKYOPEECHEE1979	Ezra Levine	281	4.0%
#GRETZKYOPEECHEE1979	Jason Epstein	110	1.6%
#HamiltonChromeOrangeSapphire	Ezra Levine	1	*
#HARMONKILLEBREW1955TOPPSPSA9	Ezra Levine	10	*
#HARMONKILLEBREW1955TOPPSPSA9	Jason Epstein	100	2.3%
#HonusWagner1910PSA5	Ezra Levine	274	2.7%
#JackieLeaf3.5	Ezra Levine	4	*
#JackieLeaf3.5	Jason Epstein	30	*
#JackieRobinson1952ToppsPSA8.5	Ezra Levine	419	*
#JackieRobinson1952ToppsPSA8.5	Jason Epstein	200	*
#JackieRobinson1952ToppsPSA8.5	Matthew Demchyk	100	*
#JackieRobinson53Topps8	Ezra Levine	30	*
#JackieRobinson53Topps8	Jason Epstein	200	2.7%
#JACKIEROBINSONAUTOBAT	Jason Epstein	10	*
#JETERFOILRCBASKETBGS9.5	Jason Epstein	13	*
#JimmieFoxx1938Bat	Ezra Levine	258	2.6%
#JimmieFoxx1938Bat	Jason Epstein	300	3.0%
#JimmieFoxx1938Bat	Matthew Demchyk	195	2.0%
#JordanExquisite8.5Flashback	Ezra Levine	27	*
#JORDANEXQUISITEBGS8	Ezra Levine	84	1.0%
#JORDANFLEER86SGC10	Ezra Levine	55	*
#JORDANFLEER86SGC10	Jason Epstein	100	*
#JordanLeBronMagicTripleSigs	Ezra Levine	44	*
#JORDANPSA10	Ezra Levine	236	2.3%
#JORDANPSA10	Matthew Demchyk	225	2.2%
#JORDANROOKIEJERSEY	Jason Epstein	30	*

#JORDANSIGNEDPROFESSIONALBAT	Ezra Levine	2	*
#KareemPointsRecordBall	Ezra Levine	4	*
#KAWHIBASKET	Jason Epstein	1,370	57.4%
#KevinDurantHSJersey	Ezra Levine	36	*
#KobeBryant2001WarmUpJacket	Ezra Levine	529	2.5%
#KobeBryantFirstWhite#24Jersey	Ezra Levine	159	*
#KobeBryantFirstWhite#24Jersey	Jason Epstein	20	*
#KobeBryantRoyalBlueJordanSneakers	Jason Epstein	10	*
#KobeLeBronJordanMagicQuadAuto	Ezra Levine	353	1.4%
#KOUFAX55PSA9	Ezra Levine	560	1.1%
#LBJEXQUISITE	Ezra Levine	9	*
#LBJEXQUISITE	Jason Epstein	975	*
#LEBRONBLACKREFRACTOR	Ezra Levine	43	*
#LEBRONBLACKREFRACTOR	Jason Epstein	60	*
#LEBRONCREDENTIALS	Ezra Levine	91	*
#LeBronMeloDualLogoman	Ezra Levine	25	*
#LeBronMeloDualLogoman	Jason Epstein	10	*
#LEBRONMELOWADETRIORC	Ezra Levine	74	*
#LEBRONULTIMATE	Ezra Levine	16	*
#LukaRookieJersey	Ezra Levine	99	*
#LukaRookieJersey	Jason Epstein	200	*
#LukaWhiteSparkle	Ezra Levine	1	*
#LukaWhiteSparkle	Jason Epstein	200	*
#MAGICBIRDDRJPSA8BASKET	Jason Epstein	668	23.7%
#MAGICBIRDLOGOMAN	Ezra Levine	135	*
#MAGICBIRDLOGOMAN	Jason Epstein	40	*
#MahomesBronzeBasket	Ezra Levine	4	*
#MahomesImmaculate1of1	Ezra Levine	22	*
#MahomesImmaculate1of1	Jason Epstein	35	*
#MahomesNT1of1	Ezra Levine	942	*
#MahomesNT1of1	Jason Epstein	3,200	*
#MahomesNT1of1	Matthew Demchyk	1,000	*
#MahomesNT8.5	Ezra Levine	47	*
#MANTLE1952TOPPSPSA8	Ezra Levine	115	*
#MANTLE1952TOPPSPSA8	Jason Epstein	112	*
#MANTLE1952TOPPSPSA8	Matthew Demchyk	1,794	3.6%
#Mantle1953Bowman8Basket	Ezra Levine	40	*
#Mantle1953Topps8	Ezra Levine	211	2.0%
#Mantle1953Topps8	Jason Epstein	100	*
#MANTLE1956PSA8BASKET	Jason Epstein	1,749	29.5%
#Mantle1957ToppsPSA8.5	Ezra Levine	20	*
#MANTLE1960PSA9	Jason Epstein	30	*
#MANTLE52TOPPSPSA7	Ezra Levine	45	*
#MANTLE52TOPPSPSA7	Matthew Demchyk	1,300	4.1%
#Mantle54BowmanBasket	Ezra Levine	6	*
#Mantle54BowmanBasket	Jason Epstein	1,401	26.3%
#MantleDebutStub	Ezra Levine	103	*

#Maris58ToppsPSA9	Jason Epstein	100	1.7%
#MAYS1951BOWMAN7	Jason Epstein	13	*
#MAYS1952PSA8	Ezra Levine	291	1.2%
#MAYS1952PSA8	Jason Epstein	10	*
#MAYS1959PSA9BASKET	Jason Epstein	620	12.2%
#MayweatherRCPSA10	Ezra Levine	8	*
#MessiMegacracks#71PSA9	Ezra Levine	1	*
#MESSIROOKIEBASKET	Matthew Demchyk	379	4.0%
#Mikan48BowmanPSA7	Ezra Levine	5	*
#Mikan48BowmanPSA7	Jason Epstein	160	1.9%
#Mikan48BowmanPSA7	Matthew Demchyk	200	2.4%
#MONTANARCPSA10	Ezra Levine	76	1.1%
#MONTANARCPSA10	Jason Epstein	5	*
#MONTANARCPSA10	Matthew Demchyk	94	1.4%
#MOOKIEBETTSGLOVE	Ezra Levine	64	1.0%
#NadalNetProGlossy	Ezra Levine	20	*
#NadalNetProGlossy	Jason Epstein	4	*
#OvechkinTheCupBGSGemMint9.5	Ezra Levine	56	*
#PaulMolitor1978ToppsPSA10	Ezra Levine	49	*
#PeytonManningMVPHelmet	Ezra Levine	1,174	3.1%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	Ezra Levine	137	1.2%
#RoyCampanella1949BowmanPSA9	Ezra Levine	152	2.5%
#Ruth1914BaltimoreNewsSGC3	Ezra Levine	118	*
#Ruth33GoudeySGC8	Ezra Levine	397	2.8%
#Ruth33GoudeySGC8	Jason Epstein	175	1.2%
#RUTHGEHRIGBALL	Ezra Levine	122	6.0%
#RUTHGEHRIGBALL	Jason Epstein	320	15.7%
#RUTHGEHRIGBALL	Matthew Demchyk	135	6.6%
#SadaharuOhBat	Ezra Levine	6	*
#SandyKoufax1956ToppsGrayBackPSA9	Ezra Levine	27	*
#ShoelessJoeJackson1915PSA8	Ezra Levine	93	*
#TatumFlawlessGoldBGS9.5	Ezra Levine	3	*
#TEDWILLIAMS1939PLAYBALL	Ezra Levine	25	*
#TheRockBumbleBeePSA10	Jason Epstein	500	5.2%
#TheRockBumbleBeePSA10	Matthew Demchyk	3	*
#Tiger1stEventStub	Matthew Demchyk	100	1.1%
#TIGERPUTTER	Ezra Levine	331	1.5%
#TIGERPUTTER	Jason Epstein	60	*
#TIGERSPAUTHENTICBGS9.5	Jason Epstein	13	*
#TigerWoodsDebutTicket	Ezra Levine	1	*
#TimDuncanPMGGreen	Ezra Levine	1	*
#TROUTFINESTSUPERFRACTOR	Jason Epstein	10	*
#TysonRCBGS9Basket	Ezra Levine	51	*
#UnitasPSA8	Ezra Levine	5	*
#WarrenSpahn1948LeafPSA9	Ezra Levine	245	2.6%
#WILTCHAMBERLAIN1961FLEERRCPSA9	Ezra Levine	343	*
#YAODUNCANDIRKTRIPLELOGOMAN	Ezra Levine	2	*
#ZionPrizmsBlueBGS10	Jason Epstein	20	*

The following table sets forth information with respect to the number of units of each of our Series beneficially owned by the Manager and by all persons who beneficially own (10%) ten percent or more of any Series as of December 31, 2022.

Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
#03ExquisiteBox	Anthony Loparo (3)	2,588	30.5%
#03ExquisiteBox	CS Asset Manager (2)	1,106	13.1%
#03ToppsChromeWax	CS Asset Manager (2)	251	10.3%
#18-19BASKETBALLGROWTHBASKET	CS Asset Manager (2)	65	2.9%
#1909E95SGCSet	Jack Smith (3)	1,796	24.2%
#1909E95SGCSet	CS Asset Manager (2)	387	5.2%
#1959TOPPSBASEBALLSET	Justin Cornett (3)	1,500	17.5%
#1959TOPPSBASEBALLSET	CS Asset Manager (2)	2,887	33.7%
#1964KOUFAXJERSEY	Platt Group (3)	30,000	68.4%
#1964KOUFAXJERSEY	CS Asset Manager (2)	1,073	2.4%
#1969TOPPSBASKETBALLSET	Jason Pond (3)	2,835	46.5%
#1969TOPPSBASKETBALLSET	CS Asset Manager (2)	182	3.0%
#1980ToppsBasketballWax	CS Asset Manager (2)	6,520	87.4%
#1986WAX	Evan Mathis (3)	1,840	23.7%
#1986WAX	Robert Deaton (3)	834	10.7%
#1986WAX	CS Asset Manager (2)	398	5.1%
#2000PLAYOFFCONTENDERSWAX	CS Asset Manager (2)	229	9.3%
#48LeafRuthSGC8	CS Asset Manager (2)	457	4.2%
#49BowmanJackieAuto	Mayer Kaiser (3)	4,120	53.4%
#49BowmanJackieAuto	CS Asset Manager (2)	1,862	24.1%
#96SkyboxE-X2000Wax	Matthew Marcom (3)	881	27.4%
#96SkyboxE-X2000Wax	CS Asset Manager (2)	1,619	50.3%
#AARON1954PSA8.5	Ben Federman (3)	5,687	45.7%
#AARON1954PSA8.5	CS Asset Manager (2)	278	2.2%
#AARONDECADEBASKET	Ben Federman (3)	1,251	14.5%
#AARONDECADEBASKET	Jude Arena (3)	1,155	13.3%
#AARONDECADEBASKET	CS Asset Manager (2)	1,386	16.0%
#AcunaBowman10Basket	Eric Bitz (3)	3,028	29.3%
#AcunaBowman10Basket	CS Asset Manager (2)	1,333	12.9%
#ACUNAGOLD9.5	CS Asset Manager (2)	285	5.2%
#AlexRodriguez09WSUniform	Jason Silverstein (3)	8,404	76.1%
#AlexRodriguez09WSUniform	CS Asset Manager (2)	1,693	15.3%
#AliRookieCardBVG8	Jack Smith (3)	2,000	32.9%
#AliRookieCardBVG8	John Dwan (3)	654	10.8%
#AliRookieCardBVG8	CS Asset Manager (2)	825	13.6%
#ALIWBCBELT	Jack Smith (3)	5,218	12.1%
#ALIWBCBELT	Platt Group (3)	30,000	69.4%
#ALKALINE1954TOPPSPSA9	CS Asset Manager (2)	1,882	44.2%

#ANDRE&HULKWRESTLINGBASKET	David Arons (3)	6,265	49.5%
#ANDRE&HULKWRESTLINGBASKET	CS Asset Manager (2)	889	7.0%
#ANDRETHEGIANT	Platt Group (3)	1,700	57.2%
#ANDRETHEGIANT	CS Asset Manager (2)	49	1.6%
#BabeRuthBowsOutPhoto	Alec Berman (3)	2,750	26.2%
#BabeRuthBowsOutPhoto	Justin Cornett (3)	2,728	25.9%
#BabeRuthBowsOutPhoto	CS Asset Manager (2)	511	4.9%
#BellingerOrangeBGS9.5	Benjamin Reynolds (3)	1,130	40.6%
#BellingerOrangeBGS9.5	Matthew Eckerson (3)	600	21.6%
#BellingerOrangeBGS9.5	CS Asset Manager (2)	568	20.4%
#BettsBlueRefractorBasket	CS Asset Manager (2)	118	3.5%
#BETTSGOLDREFRACTORBASKET	Ryan Oakes (3)	884	13.8%
#BETTSGOLDREFRACTORBASKET	CS Asset Manager (2)	541	8.4%
#BobbyOrrBruinsJersey	Anthony Arnold (3)	16,687	38.9%
#BobbyOrrBruinsJersey	Justin Cornett (3)	14,470	33.7%
#BobbyOrrBruinsJersey	CS Asset Manager (2)	5,057	11.8%
#Brady01TicketBooklet	Jeffrey Hile (3)	161	13.4%
#Brady01TicketBooklet	CS Asset Manager (2)	403	33.6%
#BRADY2000SPXSPECTRUMBGS9.5	Andrew Spellman (3)	12,500	22.2%
#BRADY2000SPXSPECTRUMBGS9.5	Cristina Carlino (3)	12,500	22.2%
#BRADY2000SPXSPECTRUMBGS9.5	CS Asset Manager (2)	1,937	3.4%
#BradyBowman10	Gary Bulicki (3)	970	30.9%
#BradyBowman10	CS Asset Manager (2)	226	7.2%
#BradyChampionshipTicket	Gary Bulicki (3)	182,630	79.0%
#BradyChampionshipTicket	CS Asset Manager (2)	15,722	6.8%
#BRADYDEBUTTICKET	Shawn Talaro (3)	2,000	17.3%
#BRADYDEBUTTICKET	CS Asset Manager (2)	1,802	15.6%
#BRADYPLAYOFFCONTENDERSBASKET	Jason Epstein (3)	4,149	22.2%
#BRADYPLAYOFFCONTENDERSBASKET	CS Asset Manager (2)	504	2.7%
#BRADYROOKIE	Jeffrey Clarke (3)	726	12.2%
#BRADYROOKIE	Matthew Marcom (3)	1,674	28.0%
#BRADYROOKIE	CS Asset Manager (2)	240	4.0%
#CassiusClaySonyListonUPIType1	Charles Barokas (3)	850	34.1%
#CassiusClaySonyListonUPIType1	Christopher Allen (3)	800	32.1%
#CassiusClaySonyListonUPIType1	CS Asset Manager (2)	76	3.0%
#CHAMBERLAINHSUNIFORM	Anthony Arnold (3)	2,400	18.5%
#CHAMBERLAINHSUNIFORM	Justin Cornett (3)	2,997	23.1%
#CHAMBERLAINHSUNIFORM	Platt Group (3)	5,960	45.8%
#CHAMBERLAINHSUNIFORM	CS Asset Manager (2)	392	3.0%
#ChamberlainPhilaJersey59-60	David Kohler (3)	32,646	24.5%
#ChamberlainPhilaJersey59-60	Justin Cornett (3)	60,000	44.9%
#ChamberlainPhilaJersey59-60	CS Asset Manager (2)	7,046	5.3%
#CharlesBarkleySunsJersey	Jason Silverstein (3)	23,701	74.1%
#CharlesBarkleySunsJersey	CS Asset Manager (2)	5,658	17.7%
#ChicagoBullsDynastyHardwood	Jason Silverstein (3)	54,213	74.0%
#ChicagoBullsDynastyHardwood	CS Asset Manager (2)	8,918	12.2%

#ChrisBoshGameWornRaptorsSneakers	Jason Silverstein (3)	1,898	52.3%
#ChrisBoshGameWornRaptorsSneakers	CS Asset Manager (2)	460	12.7%
#Clemente1955PSA8	Ben Federman (3)	1,955	23.3%
#Clemente1955PSA8	CS Asset Manager (2)	389	4.6%
#Clemente65-68Bat	CS Asset Manager (2)	5,437	85.7%
#CLEMENTEWHITE&GRAYBASKET	Ben Federman (3)	5,039	43.9%
#CLEMENTEWHITE&GRAYBASKET	CS Asset Manager (2)	323	2.8%
#COBBMINTE98	CS Asset Manager (2)	2,183	7.1%
#COBBVINTAGET206PHOTO	Justin Cornett (3)	2,367	43.6%
#COBBVINTAGET206PHOTO	CS Asset Manager (2)	325	6.0%
#CristianoRonaldoRC1of1	Adam Rowe (3)	17,219	32.3%
#CristianoRonaldoRC1of1	Jack Smith (3)	6,500	12.2%
#CristianoRonaldoRC1of1	CS Asset Manager (2)	7,974	15.0%
#CROSBYTHECUPBASKET	Ezra Levine (3)	3,801	17.9%
#CROSBYTHECUPBASKET	Michael Cancelliere (3)	2,250	10.6%
#CROSBYTHECUPBASKET	CS Asset Manager (2)	910	4.3%
#CrosbyWinterClassicSkates	Eric Shuffler (3)	250	13.1%
#CrosbyWinterClassicSkates	John Bradley (3)	810	42.4%
#CrosbyWinterClassicSkates	CS Asset Manager (2)	551	28.8%
#CurryGoldToppsPSA10	Jason Epstein (3)	1,160	36.3%
#CurryGoldToppsPSA10	CS Asset Manager (2)	365	11.4%
#DaveBingSigned50GreatestNBAPlayersLithograph	Jason Silverstein (3)	7,231	67.9%
#DaveBingSigned50GreatestNBAPlayersLithograph	CS Asset Manager (2)	1,319	12.4%
#DIMAGGIO1933BAT	Justin Cornett (3)	4,431	45.4%
#DIMAGGIO1933BAT	CS Asset Manager (2)	573	5.9%
#DONCICBLUEPSA10	Jeffrey Clarke (3)	1,562	24.1%
#DONCICBLUEPSA10	CS Asset Manager (2)	229	3.5%
#DonovanMitchellNT9.5	Phillip Hymas (3)	504	16.1%
#DonovanMitchellNT9.5	CS Asset Manager (2)	257	8.2%
#Durant07-08ExquisiteLimitedLogosBGS9.5	Liam Patrick (3)	10,000	44.9%
#Durant07-08ExquisiteLimitedLogosBGS9.5	CS Asset Manager (2)	12,267	55.1%
#DURANTCHROMEREFRACTORPSA10	CS Asset Manager (2)	47	3.6%
#DWADEULTIMATE	Wesley Love (3)	538	12.2%
#DWADEULTIMATE	CS Asset Manager (2)	372	8.4%
#EddiePlankT206PSA4	Ben Federman (3)	37,064	58.2%
#EddiePlankT206PSA4	CS Asset Manager (2)	8,541	13.4%
#ELWAY1984ROOKIECARDPSA10BASKET	Jack Smith (3)	744	23.8%
#ELWAY1984ROOKIECARDPSA10BASKET	Jeffrey Clarke (3)	750	24.0%
#ELWAY1984ROOKIECARDPSA10BASKET	CS Asset Manager (2)	124	4.0%
#EmbiidFirst50PointGameJersey	Jason Silverstein (3)	2,934	74.4%
#EmbiidFirst50PointGameJersey	CS Asset Manager (2)	472	12.0%
#EMMITTSMITH10KJERSEY	Emmitt Smith (3)	3,500	57.9%
#EMMITTSMITH10KJERSEY	CS Asset Manager (2)	354	5.9%
#EMMITTSMITHMVPBASKET	Emmitt Smith (3)	3,500	59.8%
#EMMITTSMITHMVPBASKET	CS Asset Manager (2)	315	5.4%
#ERLINGHAALANDPSA10BASKET	Jack Smith (3)	700	48.1%
#ERLINGHAALANDPSA10BASKET	CS Asset Manager (2)	157	10.8%
#Eruzione1980MiracleOnIceGoldJersey	Larry Richmond (3)	56,034	79.1%
#Eruzione1980MiracleOnIceGoldJersey	Peter Iskowitz (3)	13,962	19.7%
#Eruzione1980MiracleOnIceGoldJersey	CS Asset Manager (2)	52	*

#GaryCarter1975PSA10Basket	Ben Federman (3)	1,087	27.9%
#GaryCarter1975PSA10Basket	CS Asset Manager (2)	200	5.1%
#Giannis48PointGameSneakers	Jack Smith (3)	2,000	38.2%
#Giannis48PointGameSneakers	CS Asset Manager (2)	955	18.2%
#GIANNISGOLDIMMACULATE	Michael Cancelliere (3)	850	16.6%
#GIANNISGOLDIMMACULATE	CS Asset Manager (2)	503	9.8%
#GLEYBERTORRESORANGE9.5	CS Asset Manager (2)	95	4.3%
#Gretzky1979Topps9	Ben Federman (3)	1,487	12.5%
#Gretzky1979Topps9	Matthew Marcom (3)	2,059	17.3%
#Gretzky1979Topps9	CS Asset Manager (2)	1,828	15.4%
#Gretzky1981SportsIllustratedCoverCGC9.4	CS Asset Manager (2)	2,940	78.4%
#GRETZKYOPEECHEE1979	Matthew Marcom (3)	844	11.9%
#GRETZKYOPEECHEE1979	CS Asset Manager (2)	315	4.5%
#GRIFFEY89UPPERDECKSGCGOLD	CS Asset Manager (2)	203	11.7%
#HamiltonChromeOrangeSapphire	Carl Tirella (3)	3,037	50.6%
#HamiltonChromeOrangeSapphire	CS Asset Manager (2)	1,106	18.4%
#HARMONKILLEBREW1955TOPPSPSA9	CS Asset Manager (2)	2,774	63.1%
#HonusWagner1910PSA5	Ben Federman (3)	1,318	13.1%
#HonusWagner1910PSA5	CS Asset Manager (2)	1,078	10.7%
#JackieLeaf3.5	CS Asset Manager (2)	899	10.7%
#JackieRobinson1952ToppsPSA8.5	Jude Arena (3)	10,855	18.8%
#JackieRobinson1952ToppsPSA8.5	Marcia Levy (3)	20,000	34.7%
#JackieRobinson1952ToppsPSA8.5	CS Asset Manager (2)	4,318	7.5%
#JackieRobinson53Topps8	Jack Smith (3)	1,991	26.9%
#JackieRobinson53Topps8	CS Asset Manager (2)	1,021	13.8%
#JACKIEROBINSONAUTOBAT	Jack Smith (3)	609	33.5%
#JACKIEROBINSONAUTOBAT	Platt Group (3)	797	43.9%
#JACKIEROBINSONAUTOBAT	CS Asset Manager (2)	8	*
#JETERFOILRCBASKETBGS9.5	CS Asset Manager (2)	270	2.6%
#JimmieFoxx1938Bat	Justin Cornett (3)	3,500	35.5%
#JimmieFoxx1938Bat	Louis Papa (3)	1,000	10.1%
#JimmieFoxx1938Bat	CS Asset Manager (2)	2,336	23.7%
#JokicRefractor1of1	CS Asset Manager (2)	96	4.0%
#JORDAN86FLEERBGS9.5BASKET	CS Asset Manager (2)	2,818	9.8%
#JordanExquisite8.5Flashback	Robert Servideo (3)	11,152	63.9%
#JordanExquisite8.5Flashback	CS Asset Manager (2)	2,544	14.6%
#JORDANEXQUISITEBGS8	CS Asset Manager (2)	1,232	15.2%
#JORDANFLEER86SGC10	CS Asset Manager (2)	2,030	10.1%
#JordanLeBronMagicTripleSigs	Jack Smith (3)	1,048	12.1%
#JordanLeBronMagicTripleSigs	CS Asset Manager (2)	570	6.6%
#JordanLeBronSignoftheTimes	Andrew Spellman (3)	2,094	12.2%
#JordanLeBronSignoftheTimes	Jack Smith (3)	3,150	18.4%
#JordanLeBronSignoftheTimes	CS Asset Manager (2)	476	2.8%
#JORDANPSA10	Ben Federman (3)	1,011	10.0%
#JORDANPSA10	Christopher Allen (3)	1,500	14.9%
#JORDANPSA10	CS Asset Manager (2)	75	*
#JORDANROOKIEJERSEY	Platt Group (3)	15,750	63.9%
#JORDANROOKIEJERSEY	CS Asset Manager (2)	249	1.0%
#JORDANSIGNEDPROFESSIONALBAT	Elliot Tebele (3)	1,300	24.6%
#JORDANSIGNEDPROFESSIONALBAT	Matthew Arnold (3)	780	14.7%
#JORDANSIGNEDPROFESSIONALBAT	CS Asset Manager (2)	337	6.4%

#JoshAllenGoldBGS9.5	Zachary Polen (3)	1,598	51.1%
#JoshAllenGoldBGS9.5	CS Asset Manager (2)	39	1.2%
#JustinHerbertHiddenTreasureRPA	Wesley Love (3)	1,458	11.2%
#JustinHerbertHiddenTreasureRPA	CS Asset Manager (2)	997	7.7%
#KareemPointsRecordBall	Mark Pepitone (3)	28,477	72.6%
#KareemPointsRecordBall	CS Asset Manager (2)	5,302	13.5%
#KAWHIBASKET	Jason Epstein (3)	1,370	57.4%
#KAWHIBASKET	CS Asset Manager (2)	47	2.0%
#KevinDurantHSJersey	Jason Silverstein (3)	9,386	41.3%
#KevinDurantHSJersey	Justin Cornett (3)	2,500	11.0%
#KevinDurantHSJersey	Sheel Tyle (3)	4,500	19.8%
#KevinDurantHSJersey	CS Asset Manager (2)	2,444	10.8%
#KobeBlackHistoryMonthFinalSeasonShoes	Jason Silverstein (3)	3,968	51.4%
#KobeBlackHistoryMonthFinalSeasonShoes	CS Asset Manager (2)	1,248	16.2%
#KobeBryant2001WarmUpJacket	Jason Silverstein (3)	8,767	41.9%
#KobeBryant2001WarmUpJacket	CS Asset Manager (2)	3,821	18.3%
#KobeBryantFirstWhite#24Jersey	Jason Silverstein (3)	63,104	44.4%
#KobeBryantFirstWhite#24Jersey	Sheel Tyle (3)	25,000	17.6%
#KobeBryantFirstWhite#24Jersey	CS Asset Manager (2)	14,804	10.4%
#KobeBryantRoyalBlueJordanSneakers	Elliot Tebele (3)	1,083	11.6%
#KobeBryantRoyalBlueJordanSneakers	CS Asset Manager (2)	1,974	21.2%
#KobeFinalSeasonSneakers	Jack Smith (3)	2,500	38.6%
#KobeFinalSeasonSneakers	CS Asset Manager (2)	595	9.2%
#KobeLeBronJordanMagicQuadAuto	Adam Rowe (3)	7,762	30.6%
#KobeLeBronJordanMagicQuadAuto	CS Asset Manager (2)	3,891	15.3%
#KOBEREEBOKIVERSONRETROS	Jack Smith (3)	3,125	27.2%
#KOBEREEBOKIVERSONRETROS	CS Asset Manager (2)	603	5.2%
#KOUFAX55PSA9	Ben Federman (3)	22,835	45.9%
#KOUFAX55PSA9	Jude Arena (3)	5,218	10.5%
#KOUFAX55PSA9	CS Asset Manager (2)	2,188	4.4%
#KOUFAXPSA8	CS Asset Manager (2)	2,225	50.1%
#LBJEXQUISITE	Gary Bulicki (3)	99,734	71.9%
#LBJEXQUISITE	CS Asset Manager (2)	8,619	6.2%
#LBJKobeToppsBasket	CS Asset Manager (2)	375	20.3%
#LeBronBlackDiamond	Matthew Marcom (3)	3,330	21.1%
#LeBronBlackDiamond	CS Asset Manager (2)	2,536	16.1%
#LEBRONBLACKREFRACTOR	CS Asset Manager (2)	608	4.5%
#LEBRONCREDENTIALS	Mark Saidov (3)	7,145	19.3%
#LEBRONCREDENTIALS	CS Asset Manager (2)	14,248	38.6%
#LEBRONEMBLEMSOFENDORSEMENT	Andrew Spellman (3)	3,822	34.6%
#LEBRONEMBLEMSOFENDORSEMENT	Stephen Patrick (3)	2,500	22.6%
#LEBRONEMBLEMSOFENDORSEMENT	CS Asset Manager (2)	146	1.3%
#LeBronMeloBosh2008TripleLogoMan	Adam Rowe (3)	43,766	70.6%
#LeBronMeloBosh2008TripleLogoMan	CS Asset Manager (2)	8,853	14.3%
#LeBronMeloDualLogoman	Andrew Spellman (3)	35,828	32.3%
#LeBronMeloDualLogoman	Jeffrey Clarke (3)	13,019	11.7%

#LeBronMeloDualLogoman	Jerod Mayo (3)	34,685	31.2%
#LeBronMeloDualLogoman	CS Asset Manager (2)	9,144	8.2%
#LEBRONMELOWADETRIORC	Eric Olander (3)	24,640	65.0%
#LEBRONMELOWADETRIORC	CS Asset Manager (2)	2,075	5.5%
#LeBronRookieShoes	Elliot Tebele (3)	39,482	42.4%
#LeBronRookieShoes	Jason Silverstein (3)	34,145	36.6%
#LeBronRookieShoes	CS Asset Manager (2)	11,069	11.9%
#LEBRONULTIMATE	Matthew Feng (3)	4,125	22.2%
#LEBRONULTIMATE	Michael Cancelliere (3)	3,851	20.7%
#LEBRONULTIMATE	CS Asset Manager (2)	509	2.7%
#LOUGEHRIGRCPHOTO	Benjamin Weingarten (3)	2,601	47.9%
#LOUGEHRIGRCPHOTO	CS Asset Manager (2)	699	12.9%
#LukaRookieJersey	Jason Silverstein (3)	24,870	47.6%
#LukaRookieJersey	CS Asset Manager (2)	2,333	4.5%
#LukaWhiteSparkle	Liam Patrick (3)	12,895	17.9%
#LukaWhiteSparkle	CS Asset Manager (2)	6,373	8.8%
#MAGICBIRDDRJ1980PSA9	CS Asset Manager (2)	599	9.1%
#MAGICBIRDDRJPSA8BASKET	Jason Epstein (3)	668	23.7%
#MAGICBIRDDRJPSA8BASKET	CS Asset Manager (2)	43	1.5%
#MAGICBIRDLOGOMAN	Louis Papa (3)	23,871	46.6%
#MAGICBIRDLOGOMAN	CS Asset Manager (2)	1,735	3.4%
#MahomesBronzeBasket	Robert Servideo (3)	12,984	56.5%
#MahomesBronzeBasket	CS Asset Manager (2)	2,930	12.7%
#MahomesImmaculate1of1	CS Asset Manager (2)	953	4.2%
#MahomesNT1of1	David Marino (3)	35,578	10.7%
#MahomesNT1of1	CS Asset Manager (2)	46,493	13.9%
#MahomesNT8.5	Michael Cancelliere (3)	6,880	41.5%
#MahomesNT8.5	CS Asset Manager (2)	733	4.4%
#MANTLE1952BOWMANPSA8	Ben Federman (3)	106	10.2%
#MANTLE1952BOWMANPSA8	Jeff Engle (3)	132	12.7%
#MANTLE1952BOWMANPSA8	Matthew Marcom (3)	125	12.0%
#MANTLE1952BOWMANPSA8	CS Asset Manager (2)	16	1.5%
#MANTLE1952TOPPSPSA8	Jeffrey Clarke (3)	5,000	10.0%
#MANTLE1952TOPPSPSA8	CS Asset Manager (2)	1,317	2.6%
#Mantle1953Bowman8Basket	CS Asset Manager (2)	1,111	21.0%
#Mantle1953Topps8	CS Asset Manager (2)	1,417	13.7%
#MANTLE1956PSA8BASKET	Jason Epstein (3)	1,749	29.5%
#MANTLE1956PSA8BASKET	CS Asset Manager (2)	160	2.7%
#Mantle1957ToppsPSA8.5	Jack Smith (3)	1,500	25.7%
#Mantle1957ToppsPSA8.5	CS Asset Manager (2)	323	5.5%
#MANTLE1960PSA9	CS Asset Manager (2)	208	4.9%
#MANTLE1964TOPPS9	Jack Smith (3)	1,341	26.2%
#MANTLE1964TOPPS9	CS Asset Manager (2)	357	7.0%
#Mantle1965Topps9	Ben Federman (3)	1,500	18.9%
#Mantle1965Topps9	Matthew Marcom (3)	1,256	15.8%
#Mantle1965Topps9	CS Asset Manager (2)	1,599	20.1%
#Mantle1966ToppsPSA9Basket	Jack Smith (3)	2,636	28.9%
#Mantle1966ToppsPSA9Basket	CS Asset Manager (2)	606	6.6%

#MANTLE1967TOPPS9	Matthew Marcom (3)	379	17.7%
#MANTLE1967TOPPS9	CS Asset Manager (2)	236	11.0%
#Mantle1968PSA9Basket	CS Asset Manager (2)	161	4.2%
#MANTLE1969TOPPS9	Ben Federman (3)	900	12.7%
#MANTLE1969TOPPS9	Matthew Marcom (3)	1,435	20.3%
#MANTLE1969TOPPS9	CS Asset Manager (2)	1,453	20.5%
#Mantle51BowmanSGC7	CS Asset Manager (2)	12,781	76.2%
#MANTLE52TOPPSPSA7	Evan Cohen (3)	3,846	12.2%
#MANTLE52TOPPSPSA7	Jude Arena (3)	3,200	10.1%
#MANTLE52TOPPSPSA7	CS Asset Manager (2)	1,598	5.1%
#Mantle54BowmanBasket	Jason Epstein (3)	1,401	26.3%
#Mantle54BowmanBasket	CS Asset Manager (2)	228	4.3%
#MantleDebutStub	Eric Naierman (3)	3,000	25.4%
#MantleDebutStub	CS Asset Manager (2)	3,989	33.7%
#MARINO1984ROOKIECARDBGS10BASKET	CS Asset Manager (2)	1,751	44.9%
#MARINOMANNINGFAVREJERSEYS	Platt Group (3)	3,075	59.2%
#MARINOMANNINGFAVREJERSEYS	CS Asset Manager (2)	33	*
#Maris58ToppsPSA9	CS Asset Manager (2)	569	9.7%
#MAYS1951BOWMAN7	Ben Federman (3)	1,362	13.0%
#MAYS1951BOWMAN7	Jack Smith (3)	2,250	21.4%
#MAYS1951BOWMAN7	CS Asset Manager (2)	463	4.4%
#MAYS1952PSA8	Christopher Allen (3)	5,000	19.8%
#MAYS1952PSA8	Jude Arena (3)	11,146	44.1%
#MAYS1952PSA8	CS Asset Manager (2)	1,429	5.7%
#Mays1956GrayPSA9	Ben Federman (3)	2,008	34.0%
#Mays1956GrayPSA9	CS Asset Manager (2)	183	3.1%
#MAYS1959PSA9BASKET	Jason Epstein (3)	620	12.2%
#MAYS1959PSA9BASKET	Jude Arena (3)	1,493	29.3%
#MAYS1959PSA9BASKET	CS Asset Manager (2)	247	4.9%
#MAYS1960PSA9	Ben Federman (3)	2,089	21.7%
#MAYS1960PSA9	CS Asset Manager (2)	449	4.7%
#MayweatherRCPSA10	Jack Smith (3)	992	18.9%
#MayweatherRCPSA10	CS Asset Manager (2)	1,122	21.4%
#MessiMegacracks#71PSA9	Jack Smith (3)	2,351	26.1%
#MessiMegacracks#71PSA9	CS Asset Manager (2)	343	3.8%
#MESSIROOKIEBASKET	Jack Smith (3)	1,627	17.2%
#MESSIROOKIEBASKET	CS Asset Manager (2)	191	2.0%
#MichaelPorterJrBasket	Craig Bonnifield (3)	1,742	28.0%
#MichaelPorterJrBasket	CS Asset Manager (2)	1,611	25.9%
#Mikan48BowmanPSA7	Adam Rowe (3)	1,927	22.6%
#Mikan48BowmanPSA7	CS Asset Manager (2)	2,214	26.0%
#MLBALLSTARGAMETICKETRUNCOLLECTION	max greenes (3)	1,991	39.1%
#MLBALLSTARGAMETICKETRUNCOLLECTION	CS Asset Manager (2)	725	14.2%
#MLBHALLOFFAMEBASEBALL	Platt Group (3)	22,400	72.6%
#MLBHALLOFFAMEBASEBALL	CS Asset Manager (2)	597	1.9%
#MONTANARCPSA10	Ben Federman (3)	3,024	44.9%
#MONTANARCPSA10	CS Asset Manager (2)	232	3.4%
#MOOKIEBETTSGLOVE	Justin Cornett (3)	2,239	35.5%
#MOOKIEBETTSGLOVE	CS Asset Manager (2)	543	8.6%
#MPJChampionshipTicket	Craig Bonnifield (3)	726	23.1%
#MPJChampionshipTicket	CS Asset Manager (2)	279	8.9%

#NadalNetProGlossy	Daniel Ross (3)	1,000	32.6%
#NadalNetProGlossy	CS Asset Manager (2)	1,401	45.7%
#NegroLeagueLegendaryCutsBasket	James Sharpe (3)	1,250	13.5%
#NegroLeagueLegendaryCutsBasket	max greenes (3)	2,353	25.4%
#NegroLeagueLegendaryCutsBasket	CS Asset Manager (2)	1,309	14.1%
#NolanRyan1968MiltonBradleyPSA9	Ben Federman (3)	12,932	37.5%
#NolanRyan1968MiltonBradleyPSA9	CS Asset Manager (2)	4,539	13.2%
#NolanRyan1968ToppsPSA8.5	Chris Lepore (3)	500	20.1%
#NolanRyan1968ToppsPSA8.5	Matthew Marcom (3)	1,414	56.9%
#NolanRyan1968ToppsPSA8.5	CS Asset Manager (2)	112	4.5%
#NTBBallWaxBundle	Jeremiah Hilliard (3)	3,209	22.5%
#NTBBallWaxBundle	Matthew Marcom (3)	1,791	12.6%
#NTBBallWaxBundle	CS Asset Manager (2)	2,735	19.2%
#OrangeDominguez	John Fiorella (3)	2,053	53.5%
#OrangeDominguez	CS Asset Manager (2)	605	15.8%
#OVECHKINSPAUTHBASKET9.5	Matthew Marcom (3)	422	13.0%
#OVECHKINSPAUTHBASKET9.5	CS Asset Manager (2)	274	8.5%
#OvechkinTheCupBGSGemMint9.5	CS Asset Manager (2)	7,622	16.3%
#OZZIESMITHRCBGS9.5	Ben Federman (3)	4,728	63.3%
#OZZIESMITHRCBGS9.5	CS Asset Manager (2)	415	5.6%
#PaulMolitor1978ToppsPSA10	Ben Federman (3)	4,015	37.2%
#PaulMolitor1978ToppsPSA10	Jason Kuhn (3)	1,510	14.0%
#PaulMolitor1978ToppsPSA10	CS Asset Manager (2)	2,254	20.9%
#PaulPierce2010ASGJersey	Jason Silverstein (3)	4,474	71.1%
#PaulPierce2010ASGJersey	CS Asset Manager (2)	746	11.9%
#Pele1958AmericanaPSA3	Courtney Gebeau (3)	8,010	63.2%
#Pele1958AmericanaPSA3	CS Asset Manager (2)	2,244	17.7%
#PeytonManningMVPHelmet	Anthony Arnold (3)	7,197	18.9%
#PeytonManningMVPHelmet	Justin Cornett (3)	5,000	13.2%
#PeytonManningMVPHelmet	William Robertson (3)	5,522	14.5%
#PeytonManningMVPHelmet	CS Asset Manager (2)	6,788	17.9%
#RICKEYHENDERSONRCPSA10	Jude Arena (3)	5,111	33.6%
#RICKEYHENDERSONRCPSA10	CS Asset Manager (2)	581	3.8%
#RipkenRookieJersey&CardBasket	John Randolph (3)	9,700	60.9%
#RipkenRookieJersey&CardBasket	CS Asset Manager (2)	3,536	22.2%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	Nathan Martin (3)	6,414	55.5%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	CS Asset Manager (2)	1,149	9.9%
#RONALDO2003PANINIMEGACRAQUESPSA10	Nathan Martin (3)	22,308	68.5%
#RONALDO2003PANINIMEGACRAQUESPSA10	CS Asset Manager (2)	5,314	16.3%
#RoyCampanella1949BowmanPSA9	Ben Federman (3)	1,000	16.2%
#RoyCampanella1949BowmanPSA9	CS Asset Manager (2)	2,825	45.9%
#Ruth1914BaltimoreNewsSGC3	CS Asset Manager (2)	879	*
#Ruth33GoudeySGC8	Robert Deaton (3)	1,616	11.4%
#Ruth33GoudeySGC8	CS Asset Manager (2)	680	4.8%
#RUTHGEHRIGBALL	Daniel Baum (3)	270	13.3%
#RUTHGEHRIGBALL	Jason Epstein (3)	320	15.7%
#RUTHGEHRIGBALL	CS Asset Manager (2)	39	1.9%
#SadaharuOhBat	Justin Cornett (3)	2,550	49.3%
#SadaharuOhBat	CS Asset Manager (2)	1,090	21.1%
#SandyKoufax1956ToppsGrayBackPSA9	CS Asset Manager (2)	794	22.0%
#SatchelPaige48LeafSGC30	Jack Smith (3)	1,876	25.3%
#SatchelPaige48LeafSGC30	Matthew Arnold (3)	812	11.0%

#SatchelPaige48LeafSGC30	CS Asset Manager (2)	344	4.6%
#Serena03NetProPSA10Basket	CS Asset Manager (2)	2,582	68.7%
#ShoelessJoeJackson1915PSA8	max greenes (3)	1,957	19.6%
#ShoelessJoeJackson1915PSA8	CS Asset Manager (2)	2,178	21.8%
#TATISBOWMANBLACKLABEL	Jae Kim (3)	11,113	49.8%
#TATISBOWMANBLACKLABEL	CS Asset Manager (2)	427	1.9%
#TatumFlawlessGoldBGS9.5	Daniel Ross (3)	1,000	17.9%
#TatumFlawlessGoldBGS9.5	CS Asset Manager (2)	4,198	75.0%
#TEDWILLIAMS1939PLAYBALL	CS Asset Manager (2)	174	5.1%
#TheRockBumbleBeePSA10	Jack Smith (3)	3,108	32.2%
#TheRockBumbleBeePSA10	CS Asset Manager (2)	660	6.8%
#Tiger1stEventStub	Eric Naierman (3)	3,500	36.9%
#Tiger1stEventStub	Joseph Signorile (3)	1,000	10.5%
#Tiger1stEventStub	Matthew Marcom (3)	1,099	11.6%
#Tiger1stEventStub	CS Asset Manager (2)	1,643	17.3%
#TIGERPUTTER	Justin Cornett (3)	11,628	53.9%
#TIGERPUTTER	CS Asset Manager (2)	673	3.1%
#TIGERSIFORKIDS	Alan Vaynerchuk (3)	1,000	40.2%
#TIGERSIFORKIDS	CS Asset Manager (2)	102	4.1%
#TIGERSPAUTHENTICBGS9.5	CS Asset Manager (2)	54	1.5%
#TigerWoodsDebutTicket	Matthew Marcom (3)	1,763	21.1%
#TigerWoodsDebutTicket	CS Asset Manager (2)	4,627	55.5%
#TimDuncanPMGGreen	Bennett Miller (3)	36,483	80.2%
#TimDuncanPMGGreen	CS Asset Manager (2)	4,054	8.9%
#TRAEYOUNGFLAWLESSBGS9	CS Asset Manager (2)	86	5.4%
#TraeYoungFlawlessGreenBGS9	Steven Bloom (3)	1,000	39.4%
#TraeYoungFlawlessGreenBGS9	CS Asset Manager (2)	140	5.5%
#TrevorLawrenceLeafBasket	CS Asset Manager (2)	226	10.1%
#TROUTFINESTSUPERFRACTOR	Michael Cancelliere (3)	9,079	32.1%
#TROUTFINESTSUPERFRACTOR	CS Asset Manager (2)	3,330	11.8%
#TysonRCBGS9Basket	Jack Smith (3)	1,483	25.2%
#TysonRCBGS9Basket	CS Asset Manager (2)	419	7.1%
#UNITAS1965JERSEY	Platt Group (3)	9,895	59.3%
#UNITAS1965JERSEY	William Ammons (3)	5,019	30.1%
#UNITAS1965JERSEY	CS Asset Manager (2)	83	*
#UnitasPSA8	Jack Smith (3)	1,495	33.4%
#UnitasPSA8	CS Asset Manager (2)	492	11.0%
#WarrenSpahn1948LeafPSA9	CS Asset Manager (2)	6,406	69.1%
#WILTCHAMBERLAIN1961FLEERRCPSA9	Ben Federman (3)	7,782	21.9%
#WILTCHAMBERLAIN1961FLEERRCPSA9	Evan Cohen (3)	3,846	10.8%
#WILTCHAMBERLAIN1961FLEERRCPSA9	CS Asset Manager (2)	6,048	17.0%
#YAODUNCANDIRKTRIPLELOGOMAN	Andrew Spellman (3)	27,000	78.9%
#YAODUNCANDIRKTRIPLELOGOMAN	CS Asset Manager (2)	4,884	14.3%
#ZionPrizmsBlueBGS10	Carl Tirella (3)	1,610	25.5%
#ZionPrizmsBlueBGS10	CS Asset Manager (2)	1,141	18.1%
#ZIONRPABGS9	Leor Moshe (3)	816	12.2%

(1)	All ownership is direct unless otherwise indicated.
(2)	CS Asset Manager, LLC (the “Manager”) is the Manager of each of the Series. The Manager’s address is 120 Bloomingdale Rd., Ste 304, White Plains, NY 10605.
(3)	Our officers may be deemed the beneficial owners of the units owned by the Manager. Their address is the same as that of the Manager. Additionally, all 10%+ unit owners listed above may be contacted at the office of the Manager.

Item 5. Interest of Management and Others in Certain Transactions

Among the items offered to the public through the Collectable platform in 2021, (6) six items came from the collection of Collectable Founder and President, Jason Epstein through a business entity, Zev Partners. Total consignment payments equaled $149,600.

Asset Name	Closing Date	Consignment Paid
#DURANTCHROMEREFRACTORPSA10	1/11/2021	$12,500
#MANTLE1952BOWMANPSA8	1/12/2021	$15,375
#TEDWILLIAMS1939PLAYBALL	3/30/2021	$28,000
#MAGICBIRDDRJPSA8BASKET	4/1/2021	$15,400
#BRADYPLAYOFFCONTENDERSBASKET	4/8/2021	$61,875
#MANTLE1956PSA8BASKET	4/26/2021	$16,450
Total Consignments Paid in 2021		$149,600

Among the items offered to the public through the Collectable platform in 2022, (1) one item came from the collection of Collectable Founder and President, Jason Epstein through a business entity, Zev Partners. Total consignment payments equaled $20,100.

Asset Name	Closing Date	Consignment Paid
#CURRYGOLDTOPPSPSA10	8/23/2022	$20,100

Item 6. Other Information

None

Item 7. Financial Statements

INDEPENDENT AUDITOR’S REPORT

To the Members and Board of Directors of

Collectable Sports Assets, LLC

White Plains, New York

Opinion

We have audited the accompanying consolidated financial statements of Collectable Sports Assets, LLC (the “Company”), which comprise the consolidated balance sheets on a consolidated basis and for each listed Series of Collectable Sports Assets, LLC (Series) as of December 31, 2022 and 2021, and the related consolidated statements of operations, members’ equity (deficit), and cash flows on a consolidated basis and for each listed Series for the year ended December 31, 2022 and 2021 and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Collectable Sports Assets, LLC and each listed Series as of December 31, 2022 and 2021, and the results of their operations and their cash flows for the Company and each listed Series for the year ended December 31, 2022 and 2021 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Company’s and Each Listed Series’ Ability to Continue as a Going Concern

The accompanying consolidated financial statements and each listed Series’ financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern. As described in Note 2 to the consolidated financial statements, the Company has not generated substantial revenues, has limited operating history, and is financially dependent upon its manager. The Company has stated that substantial doubt exists about the Company’s ability and each listed Series’ ability to continue as a going concern. Management’s evaluation of the events and conditions and plans in regard to these matters are also described in Note 2. The consolidated financial statements and each listed Series’ financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements on a consolidated basis and for each listed Series in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibility for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Atlanta, Georgia

May 8, 2023

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSET	#1959TOPPSBASE BALLSET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,027.50	-	1,032.00	1,052.50	1,002.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,027.50	-	1,032.00	1,052.50	1,002.50
TOTAL CURRENT ASSETS	$2,055.00	$-	$2,064.00	$2,105.00	$2,005.00

Other Assets
Collectable Assets	60,806.70	15,849.24	22,080.50	23,646.62	60,080.16
Deferred Tax Asset	-	-	-	-	5,138.00
Deferred Tax Asset V/A	-	-	-	-	(5,138.00)
TOTAL OTHER ASSETS	$60,806.70	$15,849.24	$22,080.50	$23,646.62	$60,080.16

TOTAL ASSETS	$62,861.70	$15,849.24	$24,144.50	$25,751.62	$62,085.16

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,027.50	-	1,032.00	1,052.50	1,002.50
TOTAL CURRENT LIABILITIES	$1,027.50	$-	$1,032.00	$1,052.50	$1,002.50

TOTAL LIABILITIES	$1,027.50	$-	$1,032.00	$1,052.50	$1,002.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$84,750.00	$24,350.00	$44,714.00	$37,050.00	$85,550.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(22,915.80)	(8,500.76)	(21,601.50)	(12,350.88)	(24,467.34)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$61,834.20	$15,849.24	$23,112.50	$24,699.12	$61,082.66

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$62,861.70	$15,849.24	$24,144.50	$25,751.62	$62,085.16

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps Basketball Wax	#1986WAX	#2000PLAYOFF CONTENDERS WAX
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,035.00	1,095.00	997.50	2,050.00	1,067.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,035.00	1,095.00	997.50	1,050.00	1,067.50
TOTAL CURRENT ASSETS	$2,070.00	$2,190.00	$1,995.00	$3,100.00	$2,135.00

Other Assets
Collectable Assets	411,566.27	103,289.06	55,032.25	180,810.72	23,582.50
Deferred Tax Asset	-	-	3,904.00	-	-
Deferred Tax Asset V/A	-	-	(3,904.00)	-	-
TOTAL OTHER ASSETS	$411,566.27	$103,289.06	$55,032.25	$180,810.72	$23,582.50

TOTAL ASSETS	$413,636.27	$105,479.06	$57,027.25	$183,910.72	$25,717.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,035.00	1,095.00	997.50	2,050.00	1,067.50
TOTAL CURRENT LIABILITIES	$1,035.00	$1,095.00	$997.50	$2,050.00	$1,067.50

TOTAL LIABILITIES	$1,035.00	$1,095.00	$997.50	$2,050.00	$1,067.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$438,500.00	$152,550.00	$74,620.00	$193,250.00	$24,650.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(25,898.73)	(48,165.94)	(18,590.25)	(11,389.28)	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$412,601.27	$104,384.06	$56,029.75	$181,860.72	$24,650.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$413,636.27	$105,479.06	$57,027.25	$183,910.72	$25,717.50

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON1954 PSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	986.50	16,051.33	1,024.50	1,200.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	986.50	500.00	1,024.50	1,200.00
TOTAL CURRENT ASSETS	$2,060.00	$1,973.00	$16,551.33	$2,049.00	$2,400.00

Other Assets
Collectable Assets	44,575.42	50,202.10	109,500.00	20,166.57	123,200.00
Deferred Tax Asset	-	5,042.00	-	2,306.00	-
Deferred Tax Asset V/A	-	(5,042.00)	-	(2,306.00)	-
TOTAL OTHER ASSETS	$44,575.42	$50,202.10	$109,500.00	$20,166.57	$123,200.00

TOTAL ASSETS	$46,635.42	$52,175.10	$126,051.33	$22,215.57	$125,600.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,030.00	986.50	16,051.33	1,024.50	1,200.00
TOTAL CURRENT LIABILITIES	$1,030.00	$986.50	$16,051.33	$1,024.50	$1,200.00

TOTAL LIABILITIES	$1,030.00	$986.50	$16,051.33	$1,024.50	$1,200.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$54,250.00	$77,200.00	$110,000.00	$32,170.00	$124,400.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(8,644.58)	(26,011.40)	-	(10,978.93)	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$45,605.42	$51,188.60	$110,000.00	$21,191.07	$124,400.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$46,635.42	$52,175.10	$126,051.33	$22,215.57	$125,600.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#ACUNA GOLD9.5	#ALIW BCBELT	#ALKALINE 1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,065.00	4,883.11	1,012.50	-	2,850.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,065.00	4,243.11	1,012.50	-	2,850.00
TOTAL CURRENT ASSETS	$2,130.00	$9,126.22	$2,025.00	$-	$5,700.00

Other Assets
Collectable Assets	17,144.11	427,756.89	21,847.00	46,071.57	10,773.50
Deferred Tax Asset	-	-	4,135.00	-	-
Deferred Tax Asset V/A	-	-	(4,135.00)	-	-
TOTAL OTHER ASSETS	$17,144.11	$427,756.89	$21,847.00	$46,071.57	$10,773.50

TOTAL ASSETS	$19,274.11	$436,883.11	$23,872.00	$46,071.57	$16,473.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,065.00	4,243.11	1,012.50	-	2,850.00
TOTAL CURRENT LIABILITIES	$1,065.00	$4,243.11	$1,012.50	$-	$2,850.00

TOTAL LIABILITIES	$1,065.00	$4,243.11	$1,012.50	$-	$2,850.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$27,505.00	$432,640.00	$42,550.00	$126,440.00	$29,720.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(9,295.89)	-	(19,690.50)	(80,368.43)	(16,096.50)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$18,209.11	$432,640.00	$22,859.50	$46,071.57	$13,623.50

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$19,274.11	$436,883.11	$23,872.00	$46,071.57	$16,473.50

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez09 WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,081.00	985.00	995.00	-	2,180.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,081.00	985.00	995.00	-	2,180.00
TOTAL CURRENT ASSETS	$2,162.00	$1,970.00	$1,990.00	$-	$4,360.00

Other Assets
Collectable Assets	72,378.79	41,745.78	60,861.99	16,966.82	-
Deferred Tax Asset	2,743.00	-	18,405.00	-	-
Deferred Tax Asset V/A	(2,743.00)	-	(18,405.00)	-	-
TOTAL OTHER ASSETS	$72,378.79	$41,745.78	$60,861.99	$16,966.82	$-

TOTAL ASSETS	$74,540.79	$43,715.78	$62,851.99	$16,966.82	$4,360.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,081.00	985.00	995.00	-	-
TOTAL CURRENT LIABILITIES	$1,081.00	$985.00	$995.00	$-	$-

TOTAL LIABILITIES	$1,081.00	$985.00	$995.00	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$86,520.00	$103,500.00	$149,500.00	$60,700.00	$91,925.00
Membership Distributions	-	-	-	-	(155,000.00)
Retained Equity	-	-	-	-	-
Net Income / (loss)	(13,060.21)	(60,769.22)	(87,643.01)	(43,733.18)	67,435.00
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$73,459.79	$42,730.78	$61,856.99	$16,966.82	$4,360.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$74,540.79	$43,715.78	$62,851.99	$16,966.82	$4,360.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOKF LAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,292.00	1,031.25	1,120.00	1,135.00	1,017.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.00	1,031.25	1,120.00	1,135.00	1,017.40
TOTAL CURRENT ASSETS	$2,334.00	$2,062.50	$2,240.00	$2,270.00	$2,034.80

Other Assets
Collectable Assets	51,713.20	92,268.75	-	58,575.00	49,842.60
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$51,713.20	$92,268.75	$-	$58,575.00	$49,842.60

TOTAL ASSETS	$54,047.20	$94,331.25	$2,240.00	$60,845.00	$51,877.40

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,292.00	1,031.25	-	1,135.00	1,017.40
TOTAL CURRENT LIABILITIES	$1,292.00	$1,031.25	$-	$1,135.00	$1,017.40

TOTAL LIABILITIES	$1,292.00	$1,031.25	$-	$1,135.00	$1,017.40

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$63,990.00	$93,300.00	$48,804.00	$59,710.00	$50,860.00
Membership Distributions	-	-	(70,000.00)	-	-
Retained Equity	-	-	23,436.00	-	-
Net Income / (loss)	(11,234.80)	-	-	-	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$52,755.20	$93,300.00	$2,240.00	$59,710.00	$50,860.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$54,047.20	$94,331.25	$2,240.00	$60,845.00	$51,877.40

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,015.00	1,115.00	860.00	1,015.00	790.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,015.00	1,115.00	860.00	1,015.00	790.00
TOTAL CURRENT ASSETS	$2,030.00	$2,230.00	$1,720.00	$2,030.00	$1,580.00

Other Assets
Collectable Assets	6,498.25	7,337.54	303,843.91	2,664.03	282,356.14
Deferred Tax Asset	4,260.00	-	26,102.00	1,734.00	56,249.00
Deferred Tax Asset V/A	(4,260.00)	-	(26,102.00)	(1,734.00)	(56,249.00)
TOTAL OTHER ASSETS	$6,498.25	$7,337.54	$303,843.91	$2,664.03	$282,356.14

TOTAL ASSETS	$8,528.25	$9,567.54	$305,563.91	$4,694.03	$283,936.14

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,015.00	1,115.00	860.00	1,015.00	790.00
TOTAL CURRENT LIABILITIES	$1,015.00	$1,115.00	$860.00	$1,015.00	$790.00

TOTAL LIABILITIES	$1,015.00	$1,115.00	$860.00	$1,015.00	$790.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$27,800.00	$33,850.00	$429,000.00	$11,990.00	$563,500.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(20,286.75)	(25,397.46)	(124,296.09)	(8,310.97)	(280,353.86)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$7,513.25	$8,452.54	$304,703.91	$3,679.03	$283,146.14

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,528.25	$9,567.54	$305,563.91	$4,694.03	$283,936.14

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILAJERSEY59-60
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	982.50	4,030.00	375.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	982.50	4,030.00	375.00
TOTAL CURRENT ASSETS	$-	$-	$1,965.00	$8,060.00	$750.00

Other Assets
Collectable Assets	16,339.07	869,168.85	65,237.12	319,250.00	1,334,625.00
Deferred Tax Asset	-	-	10,296.00	-	-
Deferred Tax Asset V/A	-	-	(10,296.00)	-	-
TOTAL OTHER ASSETS	$16,339.07	$869,168.85	$65,237.12	$319,250.00	$1,334,625.00

TOTAL ASSETS	$16,339.07	$869,168.85	$67,202.12	$327,310.00	$1,335,375.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	982.50	4,030.00	375.00
TOTAL CURRENT LIABILITIES	$-	$-	$982.50	$4,030.00	$375.00

TOTAL LIABILITIES	$-	$-	$982.50	$4,030.00	$375.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$31,400.00	$2,312,000.00	$115,750.00	$323,280.00	$1,335,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(15,060.93)	(1,442,831.15)	(49,530.38)	-	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$16,339.07	$869,168.85	$66,219.62	$323,280.00	$1,335,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$16,339.07	$869,168.85	$67,202.12	$327,310.00	$1,335,375.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBBVINTAGE T206PHOTO	#CROSBY THECUP BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,152.50	9,437.50	1,072.50	1,030.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,152.50	9,437.50	1,072.50	1,030.00
TOTAL CURRENT ASSETS	$-	$2,305.00	$18,875.00	$2,145.00	$2,060.00

Other Assets
Collectable Assets	83,636.54	62,056.45	251,993.11	34,590.75	139,083.41
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$83,636.54	$62,056.45	$251,993.11	$34,590.75	$139,083.41

TOTAL ASSETS	$83,636.54	$64,361.45	$270,868.11	$36,735.75	$141,143.41

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,152.50	9,437.50	1,072.50	1,030.00
TOTAL CURRENT LIABILITIES	$-	$1,152.50	$9,437.50	$1,072.50	$1,030.00

TOTAL LIABILITIES	$-	$1,152.50	$9,437.50	$1,072.50	$1,030.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$83,999.50	$114,750.00	$309,500.00	$54,255.00	$212,700.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	(20,447.55)	-	-	-
Net Income / (loss)	(362.96)	(31,093.50)	(48,069.39)	(18,591.75)	(72,586.59)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$83,636.54	$63,208.95	$261,430.61	$35,663.25	$140,113.41

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$83,636.54	$64,361.45	$270,868.11	$36,735.75	$141,143.41

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#CURRY BASKET	#CURRYRP ABGS9.5	#CassiusClaySony ListonUPIType1	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,312.06	1,005.00	1,110.50	985.00	860.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,112.06	1,005.00	1,110.50	985.00	860.00
TOTAL CURRENT ASSETS	$2,424.12	$2,010.00	$2,221.00	$1,970.00	$1,720.00

Other Assets
Collectable Assets	-	-	23,839.50	139,796.29	143,306.85
Deferred Tax Asset	-	-	-	4,015.00	-
Deferred Tax Asset V/A	-	-	-	(4,015.00)	-
TOTAL OTHER ASSETS	$-	$-	$23,839.50	$139,796.29	$143,306.85

TOTAL ASSETS	$2,424.12	$2,010.00	$26,060.50	$141,766.29	$145,026.85

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,110.50	985.00	860.00
TOTAL CURRENT LIABILITIES	$-	$-	$1,110.50	$985.00	$860.00

TOTAL LIABILITIES	$-	$-	$1,110.50	$985.00	$860.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$40,860.00	$501,500.00	$24,950.00	$159,900.00	$366,250.00
Membership Distributions	(70,000.00)	(780,000.00)	-	-	-
Retained Equity	31,564.12	280,510.00	-	-	-
Net Income / (loss)	-	-	-	(19,118.71)	(222,083.15)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$2,424.12	$2,010.00	$24,950.00	$140,781.29	$144,166.85

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,424.12	$2,010.00	$26,060.50	$141,766.29	$145,026.85

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,212.00	1,010.25	11,875.00	1,090.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,212.00	1,010.25	11,875.00	1,090.00	-
TOTAL CURRENT ASSETS	$2,424.00	$2,020.50	$23,750.00	$2,180.00	$-

Other Assets
Collectable Assets	4,668.58	30,714.75	81,183.25	12,916.37	32,000.00
Deferred Tax Asset	-	-	-	1,070.00	-
Deferred Tax Asset V/A	-	-	-	(1,070.00)	-
TOTAL OTHER ASSETS	$4,668.58	$30,714.75	$81,183.25	$12,916.37	$32,000.00

TOTAL ASSETS	$7,092.58	$32,735.25	$104,933.25	$15,096.37	$32,000.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,212.00	1,010.25	11,875.00	1,090.00	-
TOTAL CURRENT LIABILITIES	$1,212.00	$1,010.25	$11,875.00	$1,090.00	$-

TOTAL LIABILITIES	$1,212.00	$1,010.25	$11,875.00	$1,090.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$18,150.00	$31,725.00	$266,250.00	$19,100.00	$32,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(12,269.42)	-	(173,191.75)	(5,093.63)	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$5,880.58	$31,725.00	$93,058.25	$14,006.37	$32,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$7,092.58	$32,735.25	$104,933.25	$15,096.37	$32,000.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROMEREFR ACTORPSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,130.00	2,779.56	-	1,035.00	1,185.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,130.00	2,779.56	-	1,035.00	1,185.00
TOTAL CURRENT ASSETS	$2,260.00	$5,559.12	$-	$2,070.00	$2,370.00

Other Assets
Collectable Assets	59,043.42	29,577.14	10,643.75	13,881.34	40,279.74
Deferred Tax Asset	-	-	-	-	13,660.00
Deferred Tax Asset V/A	-	-	-	-	(13,660.00)
TOTAL OTHER ASSETS	$59,043.42	$29,577.14	$10,643.75	$13,881.34	$40,279.74

TOTAL ASSETS	$61,303.42	$35,136.26	$10,643.75	$15,951.34	$42,649.74

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,130.00	2,779.56	-	1,035.00	1,185.00
TOTAL CURRENT LIABILITIES	$1,130.00	$2,779.56	$-	$1,035.00	$1,185.00

TOTAL LIABILITIES	$1,130.00	$2,779.56	$-	$1,035.00	$1,185.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$97,550.00	$64,700.00	$13,100.00	$44,090.00	$106,510.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(37,376.58)	(32,343.30)	(2,456.25)	(29,173.66)	(65,045.26)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$60,173.42	$32,356.70	$10,643.75	$14,916.34	$41,464.74

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$61,303.42	$35,136.26	$10,643.75	$15,951.34	$42,649.74

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Devers Superfractor	#Donovan Mitchell NT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH 10KJERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,240.00	1,067.50	945.30	-	1,160.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,240.00	1,067.50	945.30	-	1,160.00
TOTAL CURRENT ASSETS	$2,480.00	$2,135.00	$1,890.60	$-	$2,320.00

Other Assets
Collectable Assets	-	16,536.46	221,824.70	14,648.44	31,762.50
Deferred Tax Asset	-	-	3,478.00	-	-
Deferred Tax Asset V/A	-	-	(3,478.00)	-	-
TOTAL OTHER ASSETS	$-	$16,536.46	$221,824.70	$14,648.44	$31,762.50

TOTAL ASSETS	$2,480.00	$18,671.46	$223,715.30	$14,648.44	$34,082.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,067.50	945.30	-	1,160.00
TOTAL CURRENT LIABILITIES	$-	$1,067.50	$945.30	$-	$1,160.00

TOTAL LIABILITIES	$-	$1,067.50	$945.30	$-	$1,160.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$37,200.00	$31,250.00	$222,770.00	$31,250.00	$60,500.00
Membership Distributions	(78,500.00)	-	-	-	-
Retained Equity	43,780.00	-	-	-	-
Net Income / (loss)	-	(13,646.04)	-	(16,601.56)	(27,577.50)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$2,480.00	$17,603.96	$222,770.00	$14,648.44	$32,922.50

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,480.00	$18,671.46	$223,715.30	$14,648.44	$34,082.50

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#EMMITT SMITHMVP BASKET	#Eddie PlankT206 PSA4	#EmbiidFirst50 PointGame Jersey	#ErlingHaaland PSA10Basket	#Eruzione1980 MiracleOnIce GoldJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,260.00	900.00	1,020.00	-	1,195.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,260.00	900.00	1,020.00	-	1,195.00
TOTAL CURRENT ASSETS	$6,520.00	$1,800.00	$2,040.00	$-	$2,390.00

Other Assets
Collectable Assets	52,710.94	241,000.63	10,046.37	14,560.00	439,609.00
Deferred Tax Asset	-	-	5,954.00	-	48,551.00
Deferred Tax Asset V/A	-	-	(5,954.00)	-	(48,551.00)
TOTAL OTHER ASSETS	$52,710.94	$241,000.63	$10,046.37	$14,560.00	$439,609.00

TOTAL ASSETS	$59,230.94	$242,800.63	$12,086.37	$14,560.00	$441,999.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,260.00	900.00	1,020.00	-	1,195.00
TOTAL CURRENT LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$1,195.00

TOTAL LIABILITIES	$3,260.00	$900.00	$1,020.00	$-	$1,195.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$117,000.00	$318,200.00	$39,420.00	$14,560.00	$708,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	(24,283.49)	-	-	-	-
Net Income / (loss)	(36,745.57)	(76,299.37)	(28,353.63)	-	(267,196.00)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$55,970.94	$241,900.63	$11,066.37	$14,560.00	$440,804.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$59,230.94	$242,800.63	$12,086.37	$14,560.00	$441,999.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,254.00	1,035.40	1,165.00	1,225.00	1,042.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,254.00	1,035.40	1,165.00	1,225.00	1,042.50
TOTAL CURRENT ASSETS	$2,508.00	$2,070.80	$2,330.00	$2,450.00	$2,085.00

Other Assets
Collectable Assets	(200.00)	-	39,708.00	-	3,694.10
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$(200.00)	$-	$39,708.00	$-	$3,694.10

TOTAL ASSETS	$2,308.00	$2,070.80	$42,038.00	$2,450.00	$5,779.10

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,165.00	-	1,042.50
TOTAL CURRENT LIABILITIES	$-	$-	$1,165.00	$-	$1,042.50

TOTAL LIABILITIES	$-	$-	$1,165.00	$-	$1,042.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$78,580.00	$174,500.00	$51,200.00	$118,980.00	$21,940.00
Membership Distributions	(96,000.00)	(200,000.00)	-	(200,000.00)	-
Retained Equity	-	27,570.80	-	-	(668.72)
Net Income / (loss)	19,728.00	-	(10,327.00)	83,470.00	(16,534.68)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$2,308.00	$2,070.80	$40,873.00	$2,450.00	$4,736.60

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,308.00	$2,070.80	$42,038.00	$2,450.00	$5,779.10

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#GRETZKY OPEE CHEE1979	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975PSA10 Basket	#Giannis48 PointGame Sneakers	#Gretzky 1979 Topps9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,380.00	-	-	1,050.00	315.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT ASSETS	$2,760.00	$-	$-	$2,100.00	$630.00

Other Assets
Collectable Assets	69,400.00	8,445.43	39,000.00	17,783.25	57,344.80
Deferred Tax Asset	-	1,872.00	-	-	1,375.00
Deferred Tax Asset V/A	-	(1,872.00)	-	-	(1,375.00)
TOTAL OTHER ASSETS	$69,400.00	$8,445.43	$39,000.00	$17,783.25	$57,344.80

TOTAL ASSETS	$72,160.00	$8,445.43	$39,000.00	$19,883.25	$57,974.80

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,380.00	-	-	1,050.00	315.00
TOTAL CURRENT LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

TOTAL LIABILITIES	$1,380.00	$-	$-	$1,050.00	$315.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$70,780.00	$17,360.00	$39,000.00	$26,200.00	$59,380.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	-	(8,914.57)	-	(7,366.75)	(1,720.20)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$70,780.00	$8,445.43	$39,000.00	$18,833.25	$57,659.80

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$72,160.00	$8,445.43	$39,000.00	$19,883.25	$57,974.80

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Gretzky 1981Sports Illustrated CoverCGC9.4	#HARMON KILLEBREW 1955 TOPPSPSA9	#Hamilton Chrome Orange Sapphire	#Honus Wagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,000.00	1,272.50	1,060.00	-	5,341.47
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,000.00	1,272.50	1,060.00	-	5,101.47
TOTAL CURRENT ASSETS	$8,000.00	$2,545.00	$2,120.00	$-	$10,442.94

Other Assets
Collectable Assets	35,600.00	23,926.70	13,385.87	100,680.00	69,252.31
Deferred Tax Asset	-	3,936.00	9,514.00	(171.00)	-
Deferred Tax Asset V/A	-	(3,936.00)	(9,514.00)	171.00	-
TOTAL OTHER ASSETS	$35,600.00	$23,926.70	$13,385.87	$100,680.00	$69,252.31

TOTAL ASSETS	$43,600.00	$26,471.70	$15,505.87	$100,680.00	$79,695.25

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	4,000.00	1,272.50	1,060.00	-	5,101.47
TOTAL CURRENT LIABILITIES	$4,000.00	$1,272.50	$1,060.00	$-	$5,101.47

TOTAL LIABILITIES	$4,000.00	$1,272.50	$1,060.00	$-	$5,101.47

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$39,600.00	$43,940.00	$60,000.00	$100,680.00	$87,240.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	-	(18,740.80)	(45,554.13)	-	(12,646.22)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$39,600.00	$25,199.20	$14,445.87	$100,680.00	$74,593.78

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$43,600.00	$26,471.70	$15,505.87	$100,680.00	$79,695.25

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#JETER FOILRC BASKET BGS9.5	#JORDAN85 NIKE BASKET	#JORDAN EXQUISITE BGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,152.50	1,256.00	1,165.00	1,207.48	1,855.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,152.50	1,256.00	1,165.00	707.48	1,855.00
TOTAL CURRENT ASSETS	$2,305.00	$2,512.00	$2,330.00	$1,914.96	$3,710.00

Other Assets
Collectable Assets	21,733.90	-	28,586.01	100,162.52	244,645.00
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$21,733.90	$-	$28,586.01	$100,162.52	$244,645.00

TOTAL ASSETS	$24,038.90	$2,512.00	$30,916.01	$102,077.48	$248,355.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,152.50	-	1,165.00	707.48	1,855.00
TOTAL CURRENT LIABILITIES	$1,152.50	$-	$1,165.00	$707.48	$1,855.00

TOTAL LIABILITIES	$1,152.50	$-	$1,165.00	$707.48	$1,855.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$103,350.00	$141,530.00	$81,300.00	$101,370.00	$246,500.00
Membership Distributions	-	(203,000.00)	-	-	-
Retained Equity	(29,977.93)	63,982.00	-	-	-
Net Income / (loss)	(50,485.67)	-	(51,548.99)	-	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$22,886.40	$2,512.00	$29,751.01	$101,370.00	$246,500.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,038.90	$2,512.00	$30,916.01	$102,077.48	$248,355.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#JORDA NSIGNED PROFESSION ALBAT	#Jackie Leaf3.5	#Jackie Robinson 1952Topps PSA8.5	#Jackie Robinson53 Topps8	#Jimmie Foxx1938 Bat
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,077.50	920.00	825.00	1,055.00	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,077.50	920.00	825.00	1,055.00	990.00
TOTAL CURRENT ASSETS	$2,155.00	$1,840.00	$1,650.00	$2,110.00	$1,980.00

Other Assets
Collectable Assets	8,713.77	21,956.00	575,225.00	54,945.00	74,874.37
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$8,713.77	$21,956.00	$575,225.00	$54,945.00	$74,874.37

TOTAL ASSETS	$10,868.77	$23,796.00	$576,875.00	$57,055.00	$76,854.37

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,077.50	920.00	825.00	1,055.00	990.00
TOTAL CURRENT LIABILITIES	$1,077.50	$920.00	$825.00	$1,055.00	$990.00

TOTAL LIABILITIES	$1,077.50	$920.00	$825.00	$1,055.00	$990.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$52,900.00	$42,200.00	$576,050.00	$59,000.00	$98,600.00
Membership Distributions	-	-	-	-	-
Retained Equity	(10,271.22)	-	-	-	-
Net Income / (loss)	(32,837.51)	(19,324.00)	-	(3,000.00)	(22,735.63)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$9,791.27	$22,876.00	$576,050.00	$56,000.00	$75,864.37

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$10,868.77	$23,796.00	$576,875.00	$57,055.00	$76,854.37

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Jokic Refractor1of1	#Jordan86 FleerBGS9.5 Basket	#Jordan Exquisite8.5 Flashback	#Jordan Fleer86 SGC10	#JordanLe BronMagic TripleSigs
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,174.62	-	1,005.00	1,405.00	1,048.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,174.62	-	1,005.00	1,405.00	1,048.00
TOTAL CURRENT ASSETS	$2,349.24	$-	$2,010.00	$2,810.00	$2,096.00

Other Assets
Collectable Assets	17,828.21	67,891.84	95,296.60	83,149.67	29,820.31
Deferred Tax Asset	-	15,888.00	17,787.00	24,433.00	-
Deferred Tax Asset V/A	-	(15,888.00)	(17,787.00)	(24,433.00)	-
TOTAL OTHER ASSETS	$17,828.21	$67,891.84	$95,296.60	$83,149.67	$29,820.31

TOTAL ASSETS	$20,177.45	$67,891.84	$97,306.60	$85,959.67	$31,916.31

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,174.62	-	1,005.00	1,405.00	1,048.00
TOTAL CURRENT LIABILITIES	$1,174.62	$-	$1,005.00	$1,405.00	$1,048.00

TOTAL LIABILITIES	$1,174.62	$-	$1,005.00	$1,405.00	$1,048.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$24,110.00	$143,550.00	$181,000.00	$200,900.00	$86,750.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(5,107.17)	(75,658.16)	(84,698.40)	(116,345.33)	(55,881.69)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$19,002.83	$67,891.84	$96,301.60	$84,554.67	$30,868.31

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$20,177.45	$67,891.84	$97,306.60	$85,959.67	$31,916.31

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Jordan LeBron Signof theTimes	#Jordan Magic LeBronTriple AutoJersey	#JoshAllen GoldBGS9.5	#Justin Herbert Hidden TreasureRPA	#KAWHI BASKET
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,050.00	930.30	1,050.00	1,015.00	2,040.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,050.00	930.30	1,050.00	1,015.00	2,040.00
TOTAL CURRENT ASSETS	$2,100.00	$1,860.60	$2,100.00	$2,030.00	$4,080.00

Other Assets
Collectable Assets	76,097.99	-	30,200.00	32,723.36	16,410.62
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$76,097.99	$-	$30,200.00	$32,723.36	$16,410.62

TOTAL ASSETS	$78,197.99	$1,860.60	$32,300.00	$34,753.36	$20,490.62

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,050.00	-	1,050.00	1,015.00	2,040.00
TOTAL CURRENT LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$2,040.00

TOTAL LIABILITIES	$1,050.00	$-	$1,050.00	$1,015.00	$2,040.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$171,000.00	$131,900.00	$31,250.00	$64,850.00	$71,610.00
Membership Distributions	-	(130,000.00)	-	-	-
Retained Equity	-	-	-	-	(11,131.20)
Net Income / (loss)	(93,852.01)	(39.40)	-	(31,111.64)	(42,028.18)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$77,147.99	$1,860.60	$31,250.00	$33,738.36	$18,450.62

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$78,197.99	$1,860.60	$32,300.00	$34,753.36	$20,490.62

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#KOBEREEBOK IVERSON RETROS	#KOUFAX 1955 PSA8.5	#KOUFAX55 PSA9	#Kareem Points RecordBall	#Kevin Durant HSJersey
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,020.00	1,270.00	900.00	850.00	885.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,020.00	1,270.00	900.00	850.00	885.00
TOTAL CURRENT ASSETS	$2,040.00	$2,540.00	$1,800.00	$1,700.00	$1,770.00

Other Assets
Collectable Assets	26,854.30	-	392,099.96	128,040.12	117,813.00
Deferred Tax Asset	-	-	-	54,308.00	-
Deferred Tax Asset V/A	-	-	-	(54,308.00)	-
TOTAL OTHER ASSETS	$26,854.30	$-	$392,099.96	$128,040.12	$117,813.00

TOTAL ASSETS	$28,894.30	$2,540.00	$393,899.96	$129,740.12	$119,583.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,020.00	-	900.00	850.00	885.00
TOTAL CURRENT LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

TOTAL LIABILITIES	$1,020.00	$-	$900.00	$850.00	$885.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$92,000.00	$37,920.00	$497,500.00	$392,500.00	$227,000.00
Membership Distributions	-	(100,000.00)	-	-	-
Retained Equity	-	64,620.00	-	-	-
Net Income / (loss)	(64,125.70)	-	(104,500.04)	(263,609.88)	(108,302.00)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$27,874.30	$2,540.00	$392,999.96	$128,890.12	$118,698.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$28,894.30	$2,540.00	$393,899.96	$129,740.12	$119,583.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Kobe 1997 AirBallGame UsedShoes	#KobeBlack History MonthFinal SeasonShoes	#KobeBryant 2001WarmUp Jacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant Rookie Sneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	400.00	1,005.00	995.00	550.00	1,005.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	400.00	1,005.00	995.00	550.00	1,005.00
TOTAL CURRENT ASSETS	$800.00	$2,010.00	$1,990.00	$1,100.00	$2,010.00

Other Assets
Collectable Assets	131,900.00	48,153.50	73,454.06	324,874.19	-
Deferred Tax Asset	-	5,889.00	28,277.00	-	-
Deferred Tax Asset V/A	-	(5,889.00)	(28,277.00)	-	-
TOTAL OTHER ASSETS	$131,900.00	$48,153.50	$73,454.06	$324,874.19	$-

TOTAL ASSETS	$132,700.00	$50,163.50	$75,444.06	$325,974.19	$2,010.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	400.00	1,005.00	995.00	550.00	-
TOTAL CURRENT LIABILITIES	$400.00	$1,005.00	$995.00	$550.00	$-

TOTAL LIABILITIES	$400.00	$1,005.00	$995.00	$550.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$132,300.00	$77,200.00	$209,100.00	$710,700.00	$138,000.00
Membership Distributions	-	-	-	-	(152,500.00)
Retained Equity	-	-	-	-	-
Net Income / (loss)	-	(28,041.50)	(134,650.94)	(385,275.81)	16,510.00
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$132,300.00	$49,158.50	$74,449.06	$325,424.19	$2,010.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$132,700.00	$50,163.50	$75,444.06	$325,974.19	$2,010.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#KobeBryant RoyalBlue Jordan Sneakers	#KobeFinal Season Sneakers	#KobeLeBron JordanMagic QuadAuto	#KoufaxPSA8	#LBJ Exquisite
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	985.00	1,010.00	1,010.00	1,090.00	175.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	985.00	1,010.00	1,010.00	1,090.00	175.00
TOTAL CURRENT ASSETS	$1,970.00	$2,020.00	$2,020.00	$2,180.00	$350.00

Other Assets
Collectable Assets	39,447.50	20,786.62	40,468.92	26,954.76	790,167.09
Deferred Tax Asset	-	-	17,959.00	3,445.00	-
Deferred Tax Asset V/A	-	-	(17,959.00)	(3,445.00)	-
TOTAL OTHER ASSETS	$39,447.50	$20,786.62	$40,468.92	$26,954.76	$790,167.09

TOTAL ASSETS	$41,417.50	$22,806.62	$42,488.92	$29,134.76	$790,517.09

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	985.00	1,010.00	1,010.00	1,090.00	175.00
TOTAL CURRENT LIABILITIES	$985.00	$1,010.00	$1,010.00	$1,090.00	$175.00

TOTAL LIABILITIES	$985.00	$1,010.00	$1,010.00	$1,090.00	$175.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$93,001.00	$64,800.00	$127,000.00	$44,450.00	$1,387,500.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(52,568.50)	(43,003.38)	(85,521.08)	(16,405.24)	(597,157.91)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$40,432.50	$21,796.62	$41,478.92	$28,044.76	$790,342.09

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$41,417.50	$22,806.62	$42,488.92	$29,134.76	$790,517.09

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRO NEMBLEMS OFENDORS EMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,190.00	2,050.00	884.00	2,523.29
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,190.00	2,050.00	884.00	2,273.29
TOTAL CURRENT ASSETS	$-	$2,380.00	$4,100.00	$1,768.00	$4,796.58

Other Assets
Collectable Assets	9,334.79	79,994.06	61,067.99	90,758.62	-
Deferred Tax Asset	1,568.00	-	-	-	-
Deferred Tax Asset V/A	(1,568.00)	-	-	-	-
TOTAL OTHER ASSETS	$9,334.79	$79,994.06	$61,067.99	$90,758.62	$-

TOTAL ASSETS	$9,334.79	$82,374.06	$65,167.99	$92,526.62	$4,796.58

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,190.00	2,050.00	884.00	-
TOTAL CURRENT LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

TOTAL LIABILITIES	$-	$1,190.00	$2,050.00	$884.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$16,800.00	$136,050.00	$221,000.00	$379,120.00	$51,100.00
Membership Distributions	-	-	-	-	(75,000.00)
Retained Equity	-	-	-	-	-
Net Income / (loss)	(7,465.21)	(54,865.94)	(157,882.01)	(287,477.38)	28,696.58
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$9,334.79	$81,184.06	$63,117.99	$91,642.62	$4,796.58

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,334.79	$82,374.06	$65,167.99	$92,526.62	$4,796.58

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#LEBRON ULTIMATE	#LUKADON CICGU ROOKIES NEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBron MeloBosh 2008Triple LogoMan
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,115.00	985.00	-	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,115.00	985.00	-	-	-
TOTAL CURRENT ASSETS	$2,230.00	$1,970.00	$-	$-	$-

Other Assets
Collectable Assets	66,010.14	-	32,380.15	44,761.73	77,570.28
Deferred Tax Asset	-	-	-	31,760.00	-
Deferred Tax Asset V/A	-	-	-	(31,760.00)	-
TOTAL OTHER ASSETS	$66,010.14	$-	$32,380.15	$44,761.73	$77,570.28

TOTAL ASSETS	$68,240.14	$1,970.00	$32,380.15	$44,761.73	$77,570.28

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	6,451.00	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,115.00	-	-	-	-
TOTAL CURRENT LIABILITIES	$1,115.00	$6,451.00	$-	$-	$-

TOTAL LIABILITIES	$1,115.00	$6,451.00	$-	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$185,950.00	$87,250.00	$78,750.00	$196,000.00	$309,750.00
Membership Distributions	-	(115,000.00)	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(118,824.86)	23,269.00	(46,369.85)	(151,238.27)	(232,179.72)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$67,125.14	$(4,481.00)	$32,380.15	$44,761.73	$77,570.28

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$68,240.14	$1,970.00	$32,380.15	$44,761.73	$77,570.28

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#LeBronMelo DualLogoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#LukaRookie Jersey	#LukaWhite Sparkle
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	650.00	1,075.00	1,012.60	810.00	655.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	650.00	1,075.00	1,012.60	810.00	655.00
TOTAL CURRENT ASSETS	$1,300.00	$2,150.00	$2,025.20	$1,620.00	$1,310.00

Other Assets
Collectable Assets	383,791.85	356,284.41	47,422.41	360,272.33	280,515.99
Deferred Tax Asset	-	22,815.00	870.00	-	-
Deferred Tax Asset V/A	-	(22,815.00)	(870.00)	-	-
TOTAL OTHER ASSETS	$383,791.85	$356,284.41	$47,422.41	$360,272.33	$280,515.99

TOTAL ASSETS	$385,091.85	$358,434.41	$49,447.61	$361,892.33	$281,825.99

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	650.00	1,075.00	1,012.60	810.00	655.00
TOTAL CURRENT LIABILITIES	$650.00	$1,075.00	$1,012.60	$810.00	$655.00

TOTAL LIABILITIES	$650.00	$1,075.00	$1,012.60	$810.00	$655.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$1,110,000.00	$466,000.00	$54,260.00	$522,250.00	$721,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(725,558.15)	(108,640.59)	(5,824.99)	(161,167.67)	(439,829.01)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$384,441.85	$357,359.41	$48,435.01	$361,082.33	$281,170.99

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$385,091.85	$358,434.41	$49,447.61	$361,892.33	$281,825.99

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MAGIC BIRDDRJ	#MAGICBIRD DRJPSA8 BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERALDRPA BGS9	#MAHOMES ROOKIE
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,930.00	1,091.00	1,120.00	1,235.00	4,792.11
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,930.00	1,091.00	1,120.00	1,235.00	4,417.11
TOTAL CURRENT ASSETS	$3,860.00	$2,182.00	$2,240.00	$2,470.00	$9,209.22

Other Assets
Collectable Assets	-	6,794.42	222,042.40	-	-
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$-	$6,794.42	$222,042.40	$-	$-

TOTAL ASSETS	$3,860.00	$8,976.42	$224,282.40	$2,470.00	$9,209.22

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,091.00	1,120.00	-	-
TOTAL CURRENT LIABILITIES	$-	$1,091.00	$1,120.00	$-	$-

TOTAL LIABILITIES	$-	$1,091.00	$1,120.00	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00	$136,575.00
Membership Distributions	(720,000.00)	-	-	(115,000.00)	(182,500.00)
Retained Equity	368,580.00	-	-	-	55,134.22
Net Income / (loss)	-	(20,274.58)	(289,637.60)	35,130.00	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$3,860.00	$7,885.42	$223,162.40	$2,470.00	$9,209.22

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,860.00	$8,976.42	$224,282.40	$2,470.00	$9,209.22

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MANTLE 1952BOW MANPSA8	#MANTLE 1952TOP PSPSA8	#MANTLE 1956PSA8 BASKET	#MANTLE 1960PSA9	#MANTLE52 TOPPSPSA7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,470.00	1,080.50	1,080.50	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,470.00	1,080.50	1,080.50	-
TOTAL CURRENT ASSETS	$-	$2,940.00	$2,161.00	$2,161.00	$-

Other Assets
Collectable Assets	15,600.00	497,330.00	28,594.50	41,189.50	316,000.00
Deferred Tax Asset	-	-	-	-	781.00
Deferred Tax Asset V/A	-	-	-	-	(781.00)
TOTAL OTHER ASSETS	$15,600.00	$497,330.00	$28,594.50	$41,189.50	$316,000.00

TOTAL ASSETS	$15,600.00	$500,270.00	$30,755.50	$43,350.50	$316,000.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,470.00	1,080.50	1,080.50	-
TOTAL CURRENT LIABILITIES	$-	$1,470.00	$1,080.50	$1,080.50	$-

TOTAL LIABILITIES	$-	$1,470.00	$1,080.50	$1,080.50	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$15,600.00	$498,800.00	$29,675.00	$42,270.00	$316,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$15,600.00	$498,800.00	$29,675.00	$42,270.00	$316,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$15,600.00	$500,270.00	$30,755.50	$43,350.50	$316,000.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953	#MARINO 1984ROOKIE CARDBGS10 BASKET	#MARINO MANNING FAVRE JERSEYS	#MAYS1951 BOWMAN7
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	5,000.00	-	4,320.40	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	-	-	4,320.40	1,010.00
TOTAL CURRENT ASSETS	$2,060.00	$5,000.00	$-	$8,640.80	$2,020.00

Other Assets
Collectable Assets	29,807.29	-	10,286.25	36,429.01	70,153.12
Deferred Tax Asset	-	-	1,952.00	-	-
Deferred Tax Asset V/A	-	-	(1,952.00)	-	-
TOTAL OTHER ASSETS	$29,807.29	$-	$10,286.25	$36,429.01	$70,153.12

TOTAL ASSETS	$31,867.29	$5,000.00	$10,286.25	$45,069.81	$72,173.12

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,030.00	-	-	4,320.40	1,010.00
TOTAL CURRENT LIABILITIES	$1,030.00	$-	$-	$4,320.40	$1,010.00

TOTAL LIABILITIES	$1,030.00	$-	$-	$4,320.40	$1,010.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$53,200.00	$2,493,000.00	$19,580.00	$51,940.00	$105,000.00
Membership Distributions	-	(3,100,000.00)	-	-	-
Retained Equity	-	612,000.00	-	-	-
Net Income / (loss)	(22,362.71)	-	(9,293.75)	(11,190.59)	(33,836.88)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$30,837.29	$5,000.00	$10,286.25	$40,749.41	$71,163.12

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$31,867.29	$5,000.00	$10,286.25	$45,069.81	$72,173.12

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MAYS1951 PHOTO	#MAYS1952 PSA8	#MAYS1959 PSA9BASKET	#MAYS1960 PSA9	#MAY WEATHER RCPSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,033.00	960.00	1,062.00	1,604.74	522.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,033.00	960.00	1,062.00	1,604.74	522.50
TOTAL CURRENT ASSETS	$2,066.00	$1,920.00	$2,124.00	$3,209.48	$1,045.00

Other Assets
Collectable Assets	-	224,984.67	24,394.00	16,608.90	9,457.20
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$-	$224,984.67	$24,394.00	$16,608.90	$9,457.20

TOTAL ASSETS	$2,066.00	$226,904.67	$26,518.00	$19,818.38	$10,502.20

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	960.00	1,062.00	1,604.74	522.50
TOTAL CURRENT LIABILITIES	$-	$960.00	$1,062.00	$1,604.74	$522.50

TOTAL LIABILITIES	$-	$960.00	$1,062.00	$1,604.74	$522.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$53,210.00	$252,750.00	$25,456.00	$19,140.00	$26,270.00
Membership Distributions	(65,000.00)	-	-	-	-
Retained Equity	13,856.00	-	-	-	-
Net Income / (loss)	-	(26,805.33)	-	(926.36)	(16,290.30)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$2,066.00	$225,944.67	$25,456.00	$18,213.64	$9,979.70

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,066.00	$226,904.67	$26,518.00	$19,818.38	$10,502.20

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAll StarGame TicketRun Collection	#MLBHALL OFF AMEBASE BALL	#MONTAN ARC PSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,085.00	1,010.00	1,040.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,085.00	1,010.00	1,040.00	-
TOTAL CURRENT ASSETS	$2,170.00	$2,170.00	$2,020.00	$2,080.00	$-

Other Assets
Collectable Assets	27,725.51	-	22,268.75	235,219.25	50,199.30
Deferred Tax Asset	-	-	5,800.00	-	-
Deferred Tax Asset V/A	-	-	(5,800.00)	-	-
TOTAL OTHER ASSETS	$27,725.51	$-	$22,268.75	$235,219.25	$50,199.30

TOTAL ASSETS	$29,895.51	$2,170.00	$24,288.75	$237,299.25	$50,199.30

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,085.00	-	1,010.00	1,040.00	-
TOTAL CURRENT LIABILITIES	$1,085.00	$-	$1,010.00	$1,040.00	$-

TOTAL LIABILITIES	$1,085.00	$-	$1,010.00	$1,040.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$94,460.00	$57,500.00	$50,900.00	$308,400.00	$67,320.00
Membership Distributions	-	(82,500.00)	-	-	-
Retained Equity	(17,741.25)	-	-	-	-
Net Income / (loss)	(47,908.24)	27,170.00	(27,621.25)	(72,140.75)	(17,120.70)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$28,810.51	$2,170.00	$23,278.75	$236,259.25	$50,199.30

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$29,895.51	$2,170.00	$24,288.75	$237,299.25	$50,199.30

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980 PSA9	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,052.50	1,035.50	1,100.50	975.00	1,010.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.50	1,035.50	1,100.50	975.00	1,010.00
TOTAL CURRENT ASSETS	$2,105.00	$2,071.00	$2,201.00	$1,950.00	$2,020.00

Other Assets
Collectable Assets	17,749.69	2,863.92	15,543.13	98,417.00	113,935.68
Deferred Tax Asset	-	-	3,424.00	-	-
Deferred Tax Asset V/A	-	-	(3,424.00)	-	-
TOTAL OTHER ASSETS	$17,749.69	$2,863.92	$15,543.13	$98,417.00	$113,935.68

TOTAL ASSETS	$19,854.69	$4,934.92	$17,744.13	$100,367.00	$115,955.68

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,052.50	1,035.50	1,100.50	975.00	1,010.00
TOTAL CURRENT LIABILITIES	$1,052.50	$1,035.50	$1,100.50	$975.00	$1,010.00

TOTAL LIABILITIES	$1,052.50	$1,035.50	$1,100.50	$975.00	$1,010.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$63,110.00	$31,450.00	$32,950.00	$115,000.00	$227,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(44,307.81)	(27,550.58)	(16,306.37)	(15,608.00)	(112,054.32)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$18,802.19	$3,899.42	$16,643.63	$99,392.00	$114,945.68

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$19,854.69	$4,934.92	$17,744.13	$100,367.00	$115,955.68

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 Topps PSA8.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	4,555.00	1,041.20	1,016.00	995.00	1,084.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	4,555.00	1,041.20	1,016.00	995.00	1,084.00
TOTAL CURRENT ASSETS	$9,110.00	$2,082.40	$2,032.00	$1,990.00	$2,168.00

Other Assets
Collectable Assets	618,966.29	57,778.50	29,931.75	100,771.36	44,444.64
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$618,966.29	$57,778.50	$29,931.75	$100,771.36	$44,444.64

TOTAL ASSETS	$628,076.29	$59,860.90	$31,963.75	$102,761.36	$46,612.64

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	4,555.00	1,041.20	1,016.00	995.00	1,084.00
TOTAL CURRENT LIABILITIES	$4,555.00	$1,041.20	$1,016.00	$995.00	$1,084.00

TOTAL LIABILITIES	$4,555.00	$1,041.20	$1,016.00	$995.00	$1,084.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$1,667,500.00	$165,900.00	$53,000.00	$103,500.00	$58,300.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	(32,641.05)	-	-	-
Net Income / (loss)	(1,043,978.71)	(74,439.25)	(22,052.25)	(1,733.64)	(12,771.36)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$623,521.29	$58,819.70	$30,947.75	$101,766.36	$45,528.64

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$628,076.29	$59,860.90	$31,963.75	$102,761.36	$46,612.64

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle 1966 Topps PSA9Basket	#Mantle1967 Topps9	#Mantle1968 PSA9 Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,038.00	1,250.50	1,040.00	635.50	1,076.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,038.00	1,250.50	1,040.00	685.50	1,076.50
TOTAL CURRENT ASSETS	$2,076.00	$2,501.00	$2,080.00	$1,321.00	$2,153.00

Other Assets
Collectable Assets	46,882.17	38,699.50	42,225.35	15,610.14	18,979.90
Deferred Tax Asset	-	1,717.00	-	1,087.00	-
Deferred Tax Asset V/A	-	(1,717.00)	-	(1,087.00)	-
TOTAL OTHER ASSETS	$46,882.17	$38,699.50	$42,225.35	$15,610.14	$18,979.90

TOTAL ASSETS	$48,958.17	$41,200.50	$44,305.35	$16,931.14	$21,132.90

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,038.00	1,250.50	1,040.00	635.50	1,076.50
TOTAL CURRENT LIABILITIES	$1,038.00	$1,250.50	$1,040.00	$635.50	$1,076.50

TOTAL LIABILITIES	$1,038.00	$1,250.50	$1,040.00	$635.50	$1,076.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$51,152.50	$39,950.00	$45,660.00	$21,470.00	$38,050.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(3,232.33)	-	(2,394.65)	(5,174.36)	(17,993.60)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$47,920.17	$39,950.00	$43,265.35	$16,295.64	$20,056.40

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$48,958.17	$41,200.50	$44,305.35	$16,931.14	$21,132.90

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Mantle1969 Topps9	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,060.00	960.25	1,012.50	1,100.05	1,080.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,060.00	960.25	1,012.50	1,100.05	1,080.00
TOTAL CURRENT ASSETS	$6,120.00	$1,920.50	$2,025.00	$2,200.10	$2,160.00

Other Assets
Collectable Assets	32,340.00	63,718.18	31,513.62	21,348.49	36,162.68
Deferred Tax Asset	-	4,025.00	17,687.00	-	-
Deferred Tax Asset V/A	-	(4,025.00)	(17,687.00)	-	-
TOTAL OTHER ASSETS	$32,340.00	$63,718.18	$31,513.62	$21,348.49	$36,162.68

TOTAL ASSETS	$38,460.00	$65,638.68	$33,538.62	$23,548.59	$38,322.68

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,060.00	960.25	1,012.50	1,100.05	1,080.00
TOTAL CURRENT LIABILITIES	$3,060.00	$960.25	$1,012.50	$1,100.05	$1,080.00

TOTAL LIABILITIES	$3,060.00	$960.25	$1,012.50	$1,100.05	$1,080.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$35,400.00	$83,845.00	$118,250.00	$29,345.00	$59,000.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	-	(19,166.57)	(85,723.88)	(6,896.46)	(21,757.32)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$35,400.00	$64,678.43	$32,526.12	$22,448.54	$37,242.68

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$38,460.00	$65,638.68	$33,538.62	$23,548.59	$38,322.68

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#MessiMegacracks #71PSA9	#MichaelPorter JrBasket	#Mikan48 BowmanPSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	-	1,002.50	975.00	1,038.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	-	1,002.50	975.00	1,038.50
TOTAL CURRENT ASSETS	$-	$-	$2,005.00	$1,950.00	$2,077.00

Other Assets
Collectable Assets	33,938.73	10,502.03	26,593.75	62,925.38	29,611.50
Deferred Tax Asset	-	-	-	16,506.00	(84.00)
Deferred Tax Asset V/A	-	-	-	(16,506.00)	84.00
TOTAL OTHER ASSETS	$33,938.73	$10,502.03	$26,593.75	$62,925.38	$29,611.50

TOTAL ASSETS	$33,938.73	$10,502.03	$28,598.75	$64,875.38	$31,688.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	-	1,002.50	975.00	1,038.50
TOTAL CURRENT LIABILITIES	$-	$-	$1,002.50	$975.00	$1,038.50

TOTAL LIABILITIES	$-	$-	$1,002.50	$975.00	$1,038.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$90,000.00	$31,065.00	$42,551.00	$142,500.00	$30,650.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(56,061.27)	(20,562.97)	(14,954.75)	(78,599.62)	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$33,938.73	$10,502.03	$27,596.25	$63,900.38	$30,650.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$33,938.73	$10,502.03	$28,598.75	$64,875.38	$31,688.50

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#NegroLeague Legendary CutsBasket	#NolanRyan 1968 Milton BradleyPSA9	#NolanRyan 1968 ToppsPSA8.5	#OVECHKIN THECUP BGS8.5	#OZZIE SMITH RCBGS9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	995.00	1,030.00	1,061.50	1,070.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	995.00	1,030.00	1,061.50	1,070.00	-
TOTAL CURRENT ASSETS	$1,990.00	$2,060.00	$2,123.00	$2,140.00	$-

Other Assets
Collectable Assets	32,197.73	126,190.08	23,788.50	-	20,700.90
Deferred Tax Asset	-	8,954.00	(53.00)	-	-
Deferred Tax Asset V/A	-	(8,954.00)	53.00	-	-
TOTAL OTHER ASSETS	$32,197.73	$126,190.08	$23,788.50	$-	$20,700.90

TOTAL ASSETS	$34,187.73	$128,250.08	$25,911.50	$2,140.00	$20,700.90

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	995.00	1,030.00	1,061.50	-	-
TOTAL CURRENT LIABILITIES	$995.00	$1,030.00	$1,061.50	$-	$-

TOTAL LIABILITIES	$995.00	$1,030.00	$1,061.50	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$92,800.00	$172,500.00	$24,850.00	$42,250.00	$74,710.00
Membership Distributions	-	-	-	(55,000.00)	-
Retained Equity	-	-	-	14,890.00	-
Net Income / (loss)	(59,607.27)	(45,279.92)	-	-	(54,009.10)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$33,192.73	$127,220.08	$24,850.00	$2,140.00	$20,700.90

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$34,187.73	$128,250.08	$25,911.50	$2,140.00	$20,700.90

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Orange Dominguez	#Oscar Robertson Cincinnati Royals Jersey	#OttoGraham 1950 Bowman PSA9	#Ovechkin SPAuth Basket9.5	#Ovechkin The CupBGS GemMint9.5
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,028.80	915.00	1,011.50	1,290.10	830.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,028.80	915.00	1,011.50	1,290.10	830.00
TOTAL CURRENT ASSETS	$6,057.60	$1,830.00	$2,023.00	$2,580.20	$1,660.00

Other Assets
Collectable Assets	16,800.00	-	-	24,619.36	321,901.37
Deferred Tax Asset	-	-	-	1,359.00	30,611.00
Deferred Tax Asset V/A	-	-	-	(1,359.00)	(30,611.00)
TOTAL OTHER ASSETS	$16,800.00	$-	$-	$24,619.36	$321,901.37

TOTAL ASSETS	$22,857.60	$1,830.00	$2,023.00	$27,199.56	$323,561.37

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	9,414.00	5,488.00	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,028.80	-	-	1,290.10	830.00
TOTAL CURRENT LIABILITIES	$3,028.80	$9,414.00	$5,488.00	$1,290.10	$830.00

TOTAL LIABILITIES	$3,028.80	$9,414.00	$5,488.00	$1,290.10	$830.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$38,395.00	$286,000.00	$45,890.00	$32,380.00	$468,500.00
Membership Distributions	-	(320,000.00)	(70,000.00)	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(18,566.20)	26,416.00	20,645.00	(6,470.54)	(145,768.63)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$19,828.80	$(7,584.00)	$(3,465.00)	$25,909.46	$322,731.37

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,857.60	$1,830.00	$2,023.00	$27,199.56	$323,561.37

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#PaulMolitor 1978 ToppsPSA10	#PaulPierce 2010 ASGJersey	#Pele 1958 Americana PSA3	#Peyton Manning MVP Helmet	#RICKEY HENDER SONRCP SA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,017.50	1,025.50	1,002.50	955.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,017.50	1,025.50	1,002.50	955.00	-
TOTAL CURRENT ASSETS	$2,035.00	$2,051.00	$2,005.00	$1,910.00	$-

Other Assets
Collectable Assets	34,036.56	4,088.50	76,224.03	170,290.26	93,535.49
Deferred Tax Asset	3,193.00	-	10,398.00	-	-
Deferred Tax Asset V/A	(3,193.00)	-	(10,398.00)	-	-
TOTAL OTHER ASSETS	$34,036.56	$4,088.50	$76,224.03	$170,290.26	$93,535.49

TOTAL ASSETS	$36,071.56	$6,139.50	$78,229.03	$172,200.26	$93,535.49

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,017.50	1,025.50	1,002.50	955.00	-
TOTAL CURRENT LIABILITIES	$1,017.50	$1,025.50	$1,002.50	$955.00	$-

TOTAL LIABILITIES	$1,017.50	$1,025.50	$1,002.50	$955.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$53,990.00	$31,450.00	$126,740.00	$190,020.00	$152,200.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(18,935.94)	(26,336.00)	(49,513.47)	(18,774.74)	(58,664.51)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$35,054.06	$5,114.00	$77,226.53	$171,245.26	$93,535.49

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$36,071.56	$6,139.50	$78,229.03	$172,200.26	$93,535.49

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#RODGERS PLAYOFF CONTENDERS GREEN	#RONALDO 2002 PANINI FUTEBOL STICKER SPSA10	#RONALDO 2003 PANINIME GACRAQUES PSA10	#RUTHGEHRIG BALL	#Ripken Rookie Jersey&Card Basket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,042.50	965.00	875.00	1,868.28	956.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,042.50	965.00	875.00	1,508.28	956.50
TOTAL CURRENT ASSETS	$2,085.00	$1,930.00	$1,750.00	$3,376.56	$1,913.00

Other Assets
Collectable Assets	-	64,685.70	153,739.53	71,751.72	122,973.33
Deferred Tax Asset	-	9,943.00	34,120.00	-	7,375.00
Deferred Tax Asset V/A	-	(9,943.00)	(34,120.00)	-	(7,375.00)
TOTAL OTHER ASSETS	$-	$64,685.70	$153,739.53	$71,751.72	$122,973.33

TOTAL ASSETS	$2,085.00	$66,615.70	$155,489.53	$75,128.28	$124,886.33

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	965.00	875.00	1,508.28	956.50
TOTAL CURRENT LIABILITIES	$-	$965.00	$875.00	$1,508.28	$956.50

TOTAL LIABILITIES	$-	$965.00	$875.00	$1,508.28	$956.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$20,949.00	$115,500.00	$325,590.00	$73,620.00	$159,400.00
Membership Distributions	(30,000.00)	-	-	-	-
Retained Equity	11,136.00	-	-	-	-
Net Income / (loss)	-	(49,849.30)	(170,975.47)	-	(35,470.17)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$2,085.00	$65,650.70	$154,614.53	$73,620.00	$123,929.83

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,085.00	$66,615.70	$155,489.53	$75,128.28	$124,886.33

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Roy Campanella 1949Bowman PSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#Sandy Koufax1956 ToppsGray BackPSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	2,180.60	1,390.00	1,037.50	267.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	2,180.60	1,390.00	1,037.50	267.50
TOTAL CURRENT ASSETS	$-	$4,361.20	$2,780.00	$2,075.00	$535.00

Other Assets
Collectable Assets	38,500.00	64,359.40	140,860.00	19,032.06	30,877.90
Deferred Tax Asset	4,851.00	-	-	-	1,038.00
Deferred Tax Asset V/A	(4,851.00)	-	-	-	(1,038.00)
TOTAL OTHER ASSETS	$38,500.00	$64,359.40	$140,860.00	$19,032.06	$30,877.90

TOTAL ASSETS	$38,500.00	$68,720.60	$143,640.00	$21,107.06	$31,412.90

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	2,180.60	1,390.00	1,037.50	267.50
TOTAL CURRENT LIABILITIES	$-	$2,180.60	$1,390.00	$1,037.50	$267.50

TOTAL LIABILITIES	$-	$2,180.60	$1,390.00	$1,037.50	$267.50

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$61,600.00	$66,540.00	$142,250.00	$25,850.00	$36,090.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(23,100.00)	-	-	(5,780.44)	(4,944.60)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$38,500.00	$66,540.00	$142,250.00	$20,069.56	$31,145.40

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$38,500.00	$68,720.60	$143,640.00	$21,107.06	$31,412.90

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetPro PSA10 Basket	#Shoeless JoeJackson 1915PSA8	#StephCurry Sneakers
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,057.45	1,140.00	1,017.50	1,227.50	990.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,052.45	1,140.00	1,017.50	1,227.50	990.00
TOTAL CURRENT ASSETS	$2,109.90	$2,280.00	$2,035.00	$2,455.00	$1,980.00

Other Assets
Collectable Assets	23,804.62	-	17,782.50	44,656.83	-
Deferred Tax Asset	-	-	-	11,354.00	-
Deferred Tax Asset V/A	-	-	-	(11,354.00)	-
TOTAL OTHER ASSETS	$23,804.62	$-	$17,782.50	$44,656.83	$-

TOTAL ASSETS	$25,914.52	$2,280.00	$19,817.50	$47,111.83	$1,980.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,057.45	-	1,017.50	1,227.50	-
TOTAL CURRENT LIABILITIES	$1,057.45	$-	$1,017.50	$1,227.50	$-

TOTAL LIABILITIES	$1,057.45	$-	$1,017.50	$1,227.50	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$37,050.00	$16,880.00	$18,800.00	$99,950.00	$82,000.00
Membership Distributions	-	(3,500.00)	-	-	(110,000.00)
Retained Equity	-	-	-	-	29,980.00
Net Income / (loss)	(12,192.93)	(11,100.00)	-	(54,065.67)	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$24,857.07	$2,280.00	$18,800.00	$45,884.33	$1,980.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$25,914.52	$2,280.00	$19,817.50	$47,111.83	$1,980.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#TATISBOW MANBLACK LABEL	#TATUM FLAWLESS10	#TEDWILLI AMS1939 PLAYBALL	#TIGER PUTTER	#TIGERS IFORKIDS
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,650.00	1,090.00	1,080.00	1,217.50	1,115.00
TOTAL CURRENT ASSETS	$3,300.00	$2,180.00	$2,160.00	$2,435.00	$2,230.00

Other Assets
Collectable Assets	44,878.75	-	32,880.00	214,642.50	23,785.00
Deferred Tax Asset	-	-	-	-	-
Deferred Tax Asset V/A	-	-	-	-	-
TOTAL OTHER ASSETS	$44,878.75	$-	$32,880.00	$214,642.50	$23,785.00

TOTAL ASSETS	$48,178.75	$2,180.00	$35,040.00	$217,077.50	$26,015.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,650.00	-	1,080.00	1,217.50	1,115.00
TOTAL CURRENT LIABILITIES	$1,650.00	$-	$1,080.00	$1,217.50	$1,115.00

TOTAL LIABILITIES	$1,650.00	$-	$1,080.00	$1,217.50	$1,115.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$223,000.00	$47,600.00	$33,960.00	$215,860.00	$24,900.00
Membership Distributions	-	(100,000.00)	-	-	-
Retained Equity	(22,135.00)	-	-	-	-
Net Income / (loss)	(154,336.25)	54,580.00	-	-	-
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$46,528.75	$2,180.00	$33,960.00	$215,860.00	$24,900.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$48,178.75	$2,180.00	$35,040.00	$217,077.50	$26,015.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#TIGERS PAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9BASKET	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,085.00	1,050.00	-	1,115.00	1,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,085.00	1,050.00	-	1,115.00	1,050.00
TOTAL CURRENT ASSETS	$2,170.00	$2,100.00	$-	$2,230.00	$2,100.00

Other Assets
Collectable Assets	14,625.76	6,537.05	17,592.04	42,000.00	20,485.00
Deferred Tax Asset	-	-	-	3,441.00	-
Deferred Tax Asset V/A	-	-	-	(3,441.00)	-
TOTAL OTHER ASSETS	$14,625.76	$6,537.05	$17,592.04	$42,000.00	$20,485.00

TOTAL ASSETS	$16,795.76	$8,637.05	$17,592.04	$44,230.00	$22,585.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,085.00	1,050.00	-	1,115.00	1,050.00
TOTAL CURRENT LIABILITIES	$1,085.00	$1,050.00	$-	$1,115.00	$1,050.00

TOTAL LIABILITIES	$1,085.00	$1,050.00	$-	$1,115.00	$1,050.00

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$36,900.00	$15,840.00	$58,900.00	$60,000.00	$48,200.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(21,189.24)	(8,252.95)	(41,307.96)	(16,885.00)	(26,665.00)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$15,710.76	$7,587.05	$17,592.04	$43,115.00	$21,535.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$16,795.76	$8,637.05	$17,592.04	$44,230.00	$22,585.00

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung Flawless GreenBGS9	#Trevor Lawrence LeafBasket
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	999.50	990.00	930.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	999.50	990.00	930.00	-	-
TOTAL CURRENT ASSETS	$1,999.00	$1,980.00	$1,860.00	$-	$-

Other Assets
Collectable Assets	28,188.28	37,866.81	226,570.00	15,875.00	4,579.27
Deferred Tax Asset	13,642.00	9,354.00	-	-	-
Deferred Tax Asset V/A	(13,642.00)	(9,354.00)	-	-	-
TOTAL OTHER ASSETS	$28,188.28	$37,866.81	$226,570.00	$15,875.00	$4,579.27

TOTAL ASSETS	$30,187.28	$39,846.81	$228,430.00	$15,875.00	$4,579.27

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	999.50	990.00	930.00	-	-
TOTAL CURRENT LIABILITIES	$999.50	$990.00	$930.00	$-	$-

TOTAL LIABILITIES	$999.50	$990.00	$930.00	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$94,950.00	$83,400.00	$227,500.00	$24,840.00	$11,300.00
Membership Distributions	-	-	-	-	-
Retained Equity	-	-	-	-	-
Net Income / (loss)	(65,762.22)	(44,543.19)	-	(8,965.00)	(6,720.73)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$29,187.78	$38,856.81	$227,500.00	$15,875.00	$4,579.27

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$30,187.28	$39,846.81	$228,430.00	$15,875.00	$4,579.27

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Trout Finest Super fractor	#UNITAS 1965 JERSEY	#UnitasPSA8	#WILT CHAM BERLAIN 61PSA9	#Warren Spahn 1948Leaf PSA9
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,100.00	1,100.00	-	1,149.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,100.00	1,100.00	-	1,149.00	-
TOTAL CURRENT ASSETS	$2,200.00	$2,200.00	$-	$2,298.00	$-

Other Assets
Collectable Assets	114,628.01	165,900.00	12,595.33	-	51,436.45
Deferred Tax Asset	-	-	-	-	8,676.00
Deferred Tax Asset V/A	-	-	-	-	(8,676.00)
TOTAL OTHER ASSETS	$114,628.01	$165,900.00	$12,595.33	$-	$51,436.45

TOTAL ASSETS	$116,828.01	$168,100.00	$12,595.33	$2,298.00	$51,436.45

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,100.00	1,100.00	-	-	-
TOTAL CURRENT LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

TOTAL LIABILITIES	$1,100.00	$1,100.00	$-	$-	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$282,500.00	$167,000.00	$21,200.00	$207,400.00	$92,750.00
Membership Distributions	-	-	-	(350,000.00)	-
Retained Equity	-	-	-	144,898.00	-
Net Income / (loss)	(166,771.99)	-	(8,604.67)	-	(41,313.55)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$115,728.01	$167,000.00	$12,595.33	$2,298.00	$51,436.45

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$116,828.01	$168,100.00	$12,595.33	$2,298.00	$51,436.45

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	#Wilt Chamberlain 1961 FleerRCPSA9	#YASTRZEM SKIRC9 BASKET	#YaoDuncan DirkTriple Logoman	#ZIONRPA BGS9	#ZionPrizms BlueBGS10
ASSETS
Current Assets
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	0.50	1,048.00	3,190.00	2,050.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,048.00	3,190.00	2,050.00	-
TOTAL CURRENT ASSETS	$0.50	$2,096.00	$6,380.00	$4,100.00	$-

Other Assets
Collectable Assets	289,383.23	-	49,162.50	52,430.25	11,242.12
Deferred Tax Asset	13,989.00	-	23,866.00	-	-
Deferred Tax Asset V/A	(13,989.00)	-	(23,866.00)	-	-
TOTAL OTHER ASSETS	$289,383.23	$-	$49,162.50	$52,430.25	$11,242.12

TOTAL ASSETS	$289,383.73	$2,096.00	$55,542.50	$56,530.25	$11,242.12

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	0.50	-	3,190.00	2,050.00	-
TOTAL CURRENT LIABILITIES	$0.50	$-	$3,190.00	$2,050.00	$-

TOTAL LIABILITIES	$0.50	$-	$3,190.00	$2,050.00	$-

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$355,999.50	$41,970.00	$171,000.00	$133,720.00	$31,560.00
Membership Distributions	-	(36,000.00)	-	-	-
Retained Equity	-	-	-	(21,593.88)	-
Net Income / (loss)	(66,616.27)	(3,874.00)	(118,647.50)	(57,645.87)	(20,317.88)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$289,383.23	$2,096.00	$52,352.50	$54,480.25	$11,242.12

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$289,383.73	$2,096.00	$55,542.50	$56,530.25	$11,242.12

See accompanying notes, which are an integral part of these financial statements.

Collectable Sports Assets, LLC

Consolidated Balance Sheets as of
December 31, 2022

	CSA	Consolidated
ASSETS
Current Assets
Cash	$490,459.91	$490,459.91
Other Receivables	-	-
Prepaid Consignments	-	-
Due from Related Parties	(297,966.40)	-
Due from Affiliate	1,592,803.50	1,592,803.50
Reserve - Asset	-	273,644.57
TOTAL CURRENT ASSETS	$1,785,297.01	$2,356,907.98

Other Assets
Collectable Assets	-	20,536,240.87
Deferred Tax Asset	-	707,573.00
Deferred Tax Asset V/A	-	(707,573.00)
TOTAL OTHER ASSETS	$-	$20,536,240.87

TOTAL ASSETS	$1,785,297.01	$22,893,148.85

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-
Sale Payout Liabilities	-	-
Taxes Payable	-	21,353.00
Due to Affiliates	1,786,727.64	1,786,727.64
Other Current Liabilities	-	253,354.24
TOTAL CURRENT LIABILITIES	$1,786,727.64	$2,061,434.88

TOTAL LIABILITIES	$1,786,727.64	$2,061,434.88

MEMBERS’ EQUITY/(DEFICIT)
Membership Contributions	$-	$39,615,796.50
Membership Distributions	-	(7,764,500.00)
Retained Equity	(1,259.26)	1,593,786.59
Net Income / (loss)	(171.37)	(12,613,369.12)
TOTAL MEMBERS’ EQUITY/(DEFICIT)	$(1,430.63)	$20,831,713.97

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,785,297.01	$22,893,148.85

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSET	#1964KOUFAX JERSEY
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,027.50	-	1,032.00	1,052.50	1,035.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,027.50	-	1,032.00	1,052.50	1,035.00
TOTAL CURRENT	$2,055.00	$-	$2,064.00	$2,105.00	$2,070.00

OTHER ASSETS
Collectable Assets	$83,722.50	$24,350.00	$43,682.00	$35,997.50	$437,465.00
TOTAL OTHER ASSETS	$83,722.50	$24,350.00	$43,682.00	$35,997.50	$437,465.00

TOTAL ASSETS	$85,777.50	$24,350.00	$45,746.00	$38,102.50	$439,535.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,027.50	-	1,032.00	1,052.50	1,035.00
TOTAL CURRENT LIABILITIES	$1,027.50	$-	$1,032.00	$1,052.50	$1,035.00

TOTAL LIABILITIES	$1,027.50	$-	$1,032.00	$1,052.50	$1,035.00

MEMBERS’ EQUITY
Membership Contributions	$84,750.00	$24,350.00	$44,714.00	$37,050.00	$438,500.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$84,750.00	$24,350.00	$44,714.00	$37,050.00	$438,500.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$85,777.50	$24,350.00	$45,746.00	$38,102.50	$439,535.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#1969TOPPS BASKET BALLSET	#1986WAX	#2000PLAYOFF CONTENDERS WAX	#48LEAFRUTH SGC8	#AARON1954 PSA8.5
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,095.00	2,050.00	1,067.50	1,030.00	1,200.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,095.00	2,050.00	1,067.50	1,030.00	1,200.00
TOTAL CURRENT	$2,190.00	$4,100.00	$2,135.00	$2,060.00	$2,400.00

OTHER ASSETS
Collectable Assets	$151,455.00	$191,200.00	$23,582.50	$53,220.00	$123,200.00
TOTAL OTHER ASSETS	$151,455.00	$191,200.00	$23,582.50	$53,220.00	$123,200.00

TOTAL ASSETS	$153,645.00	$195,300.00	$25,717.50	$55,280.00	$125,600.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,095.00	2,050.00	1,067.50	1,030.00	1,200.00
TOTAL CURRENT LIABILITIES	$1,095.00	$2,050.00	$1,067.50	$1,030.00	$1,200.00

TOTAL LIABILITIES	$1,095.00	$2,050.00	$1,067.50	$1,030.00	$1,200.00

MEMBERS’ EQUITY
Membership Contributions	$152,550.00	$193,250.00	$24,650.00	$54,250.00	$124,400.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$152,550.00	$193,250.00	$24,650.00	$54,250.00	$124,400.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$153,645.00	$195,300.00	$25,717.50	$55,280.00	$125,600.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#ACUNA GOLD9.5	#ALIWBC BELT	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#ACUNA BOWMAN10 BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,065.00	4,883.11	-	2,850.00	985.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,065.00	4,243.11	-	2,850.00	985.00
TOTAL CURRENT	$2,130.00	$9,126.22	$-	$5,700.00	$1,970.00

OTHER ASSETS
Collectable Assets	$26,440.00	$427,756.89	$126,440.00	$26,870.00	$102,515.00
TOTAL OTHER ASSETS	$26,440.00	$427,756.89	$126,440.00	$26,870.00	$102,515.00

TOTAL ASSETS	$28,570.00	$436,883.11	$126,440.00	$32,570.00	$104,485.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,065.00	4,243.11	-	2,850.00	985.00
TOTAL CURRENT LIABILITIES	$1,065.00	$4,243.11	$-	$2,850.00	$985.00

TOTAL LIABILITIES	$1,065.00	$4,243.11	$-	$2,850.00	$985.00

MEMBERS’ EQUITY
Membership Contributions	$27,505.00	$432,640.00	$126,440.00	$29,720.00	$103,500.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$27,505.00	$432,640.00	$126,440.00	$29,720.00	$103,500.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$28,570.00	$436,883.11	$126,440.00	$32,570.00	$104,485.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#ALIROOKIE CARDBVG8	#BANKS1954 PSA9	#BETTS GOLD REFRACTOR BASKET	#BRADY PLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	2,180.00	1,292.00	1,031.25	1,120.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	2,180.00	1,292.00	1,031.25	1,120.00
TOTAL CURRENT	$-	$4,360.00	$2,584.00	$2,062.50	$2,240.00

OTHER ASSETS
Collectable Assets	$60,700.00	$89,745.00	$62,698.00	$92,268.75	$-
TOTAL OTHER ASSETS	$60,700.00	$89,745.00	$62,698.00	$92,268.75	$-

TOTAL ASSETS	$60,700.00	$94,105.00	$65,282.00	$94,331.25	$2,240.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	2,180.00	1,292.00	1,031.25	-
TOTAL CURRENT LIABILITIES	$-	$2,180.00	$1,292.00	$1,031.25	$-

TOTAL LIABILITIES	$-	$2,180.00	$1,292.00	$1,031.25	$-

MEMBERS’ EQUITY
Membership Contributions	$60,700.00	$91,925.00	$63,990.00	$93,300.00	$48,804.00
Membership Distributions	-	-	-	-	(70,000.00)
Retained Earnings / (Accumulated Deficit)	-	-	-	-	23,436.00
TOTAL MEMBERS’ EQUITY	$60,700.00	$91,925.00	$63,990.00	$93,300.00	$2,240.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,700.00	$94,105.00	$65,282.00	$94,331.25	$2,240.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#BRADY ROOKIE	#BETTSBLUE REFRACTOR BASKET	#BRADY BOWMAN10	#BRADY CHAMPIONSHIP TICKET	#CHAMBER LAINHS UNIFORM
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,135.00	1,115.00	-	-	4,030.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,135.00	1,115.00	-	-	4,030.00
TOTAL CURRENT	$2,270.00	$2,230.00	$-	$-	$8,060.00

OTHER ASSETS
Collectable Assets	$58,575.00	$32,735.00	$42,900.00	$2,312,000.00	$319,250.00
TOTAL OTHER ASSETS	$58,575.00	$32,735.00	$42,900.00	$2,312,000.00	$319,250.00

TOTAL ASSETS	$60,845.00	$34,965.00	$42,900.00	$2,312,000.00	$327,310.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,135.00	1,115.00	-	-	4,030.00
TOTAL CURRENT LIABILITIES	$1,135.00	$1,115.00	$-	$-	$4,030.00

TOTAL LIABILITIES	$1,135.00	$1,115.00	$-	$-	$4,030.00

MEMBERS’ EQUITY
Membership Contributions	$59,710.00	$33,850.00	$42,900.00	$2,312,000.00	$323,280.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$59,710.00	$33,850.00	$42,900.00	$2,312,000.00	$323,280.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,845.00	$34,965.00	$42,900.00	$2,312,000.00	$327,310.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#CHAMBER LAINPHILA JERSEY59-60	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBB MINTE98	#COBB VINTAGET 206PHOTO
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	375.00	-	1,152.50	9,437.50	1,072.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	375.00	-	1,152.50	9,437.50	1,072.50
TOTAL CURRENT	$750.00	$-	$2,305.00	$18,875.00	$2,145.00

OTHER ASSETS
Collectable Assets	$1,334,625.00	$83,999.50	$93,149.95	$300,062.50	$53,182.50
TOTAL OTHER ASSETS	$1,334,625.00	$83,999.50	$93,149.95	$300,062.50	$53,182.50

TOTAL ASSETS	$1,335,375.00	$83,999.50	$95,454.95	$318,937.50	$55,327.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	375.00	-	1,152.50	9,437.50	1,072.50
TOTAL CURRENT LIABILITIES	$375.00	$-	$1,152.50	$9,437.50	$1,072.50

TOTAL LIABILITIES	$375.00	$-	$1,152.50	$9,437.50	$1,072.50

MEMBERS’ EQUITY
Membership Contributions	$1,335,000.00	$83,999.50	$114,750.00	$309,500.00	$54,255.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	(20,447.55)	-	-
TOTAL MEMBERS’ EQUITY	$1,335,000.00	$83,999.50	$94,302.45	$309,500.00	$54,255.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,335,375.00	$83,999.50	$95,454.95	$318,937.50	$55,327.50

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#CROSBYTHE CUPBASKET	#CURRY BASKET	#CURRYRPA BGS9.5	#CHICAGO BULLSDYNASTY HARDWOOD	#CHRISBOSH GAMEWORN RAPTORS SNEAKER
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,030.00	1,312.06	1,005.00	860.00	1,212.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,030.00	1,112.06	1,005.00	860.00	1,212.00
TOTAL CURRENT	$2,060.00	$2,424.12	$2,010.00	$1,720.00	$2,424.00

OTHER ASSETS
Collectable Assets	$211,670.00	$-	$-	$365,390.00	$16,938.00
TOTAL OTHER ASSETS	$211,670.00	$-	$-	$365,390.00	$16,938.00

TOTAL ASSETS	$213,730.00	$2,424.12	$2,010.00	$367,110.00	$19,362.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,030.00	-	-	860.00	1,212.00
TOTAL CURRENT LIABILITIES	$1,030.00	$-	$-	$860.00	$1,212.00

TOTAL LIABILITIES	$1,030.00	$-	$-	$860.00	$1,212.00

MEMBERS’ EQUITY
Membership Contributions	$212,700.00	$40,860.00	$501,500.00	$366,250.00	$18,150.00
Membership Distributions	-	(70,000.00)	(780,000.00)	-	-
Retained Earnings / (Accumulated Deficit)	-	31,564.12	280,510.00	-	-
TOTAL MEMBERS’ EQUITY	$212,700.00	$2,424.12	$2,010.00	$366,250.00	$18,150.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$213,730.00	$2,424.12	$2,010.00	$367,110.00	$19,362.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#CLEMENTE 65-68BAT	#CRISTIANO RONALDO RC1OF1	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROME REFRACTOR PSA10
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,010.25	11,875.00	1,130.00	2,779.56	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,010.25	11,875.00	1,130.00	2,779.56	-
TOTAL CURRENT	$2,020.50	$23,750.00	$2,260.00	$5,559.12	$-

OTHER ASSETS
Collectable Assets	$30,714.75	$254,375.00	$96,420.00	$61,920.44	$13,100.00
TOTAL OTHER ASSETS	$30,714.75	$254,375.00	$96,420.00	$61,920.44	$13,100.00

TOTAL ASSETS	$32,735.25	$278,125.00	$98,680.00	$67,479.56	$13,100.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,010.25	11,875.00	1,130.00	2,779.56	-
TOTAL CURRENT LIABILITIES	$1,010.25	$11,875.00	$1,130.00	$2,779.56	$-

TOTAL LIABILITIES	$1,010.25	$11,875.00	$1,130.00	$2,779.56	$-

MEMBERS’ EQUITY
Membership Contributions	$31,725.00	$266,250.00	$97,550.00	$64,700.00	$13,100.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$31,725.00	$266,250.00	$97,550.00	$64,700.00	$13,100.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$32,735.25	$278,125.00	$98,680.00	$67,479.56	$13,100.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#DWADE ULTIMATE	#DEVERS SUPER FRACTOR	#DONOVAN MITCHELLNT9.5	#ELWAY1984 ROOKIECARD PSA10BASKET	#EMMITT SMITH10K JERSEY
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,035.00	1,240.00	1,067.50	-	1,160.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,035.00	1,240.00	1,067.50	-	1,160.00
TOTAL CURRENT	$2,070.00	$2,480.00	$2,135.00	$-	$2,320.00

OTHER ASSETS
Collectable Assets	$43,055.00	$-	$30,182.50	$31,250.00	$59,340.00
TOTAL OTHER ASSETS	$43,055.00	$-	$30,182.50	$31,250.00	$59,340.00

TOTAL ASSETS	$45,125.00	$2,480.00	$32,317.50	$31,250.00	$61,660.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,035.00	-	1,067.50	-	1,160.00
TOTAL CURRENT LIABILITIES	$1,035.00	$-	$1,067.50	$-	$1,160.00

TOTAL LIABILITIES	$1,035.00	$-	$1,067.50	$-	$1,160.00

MEMBERS’ EQUITY
Membership Contributions	$44,090.00	$37,200.00	$31,250.00	$31,250.00	$60,500.00
Membership Distributions	-	(78,500.00)	-	-	-
Retained Earnings / (Accumulated Deficit)	-	43,780.00	-	-	-
TOTAL MEMBERS’ EQUITY	$44,090.00	$2,480.00	$31,250.00	$31,250.00	$60,500.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$45,125.00	$2,480.00	$32,317.50	$31,250.00	$61,660.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#EMMITT SMITHMVP BASKET	#EDDIEPLANK T206PSA4	#ERLING HAALAND PSA10BASKET	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,260.00	900.00	-	1,254.00	1,035.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,260.00	900.00	-	1,254.00	1,035.40
TOTAL CURRENT	$6,520.00	$1,800.00	$-	$2,508.00	$2,070.80

OTHER ASSETS
Collectable Assets	$89,456.51	$317,300.00	$14,560.00	$77,326.00	$-
TOTAL OTHER ASSETS	$89,456.51	$317,300.00	$14,560.00	$77,326.00	$-

TOTAL ASSETS	$95,976.51	$319,100.00	$14,560.00	$79,834.00	$2,070.80

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,260.00	900.00	-	1,254.00	-
TOTAL CURRENT LIABILITIES	$3,260.00	$900.00	$-	$1,254.00	$-

TOTAL LIABILITIES	$3,260.00	$900.00	$-	$1,254.00	$-

MEMBERS’ EQUITY
Membership Contributions	$117,000.00	$318,200.00	$14,560.00	$78,580.00	$174,500.00
Membership Distributions	-	-	-	-	(200,000.00)
Retained Earnings / (Accumulated Deficit)	(24,283.49)	-	-	-	27,570.80
TOTAL MEMBERS’ EQUITY	$92,716.51	$318,200.00	$14,560.00	$78,580.00	$2,070.80

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$95,976.51	$319,100.00	$14,560.00	$79,834.00	$2,070.80

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#GIANNISGOLD IMMACULATE	#GIANNIS RPA	#GLEYBERTOR RESORANGE9.5	#GRETZKYO PEECHEE1979	#GARY CARTER1975 PSA10BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,165.00	1,225.00	1,042.50	1,380.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,165.00	1,225.00	1,042.50	1,380.00	-
TOTAL CURRENT	$2,330.00	$2,450.00	$2,085.00	$2,760.00	$-

OTHER ASSETS
Collectable Assets	$50,035.00	$117,755.00	$20,228.78	$69,400.00	$39,000.00
TOTAL OTHER ASSETS	$50,035.00	$117,755.00	$20,228.78	$69,400.00	$39,000.00

TOTAL ASSETS	$52,365.00	$120,205.00	$22,313.78	$72,160.00	$39,000.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,165.00	1,225.00	1,042.50	1,380.00	-
TOTAL CURRENT LIABILITIES	$1,165.00	$1,225.00	$1,042.50	$1,380.00	$-

TOTAL LIABILITIES	$1,165.00	$1,225.00	$1,042.50	$1,380.00	$-

MEMBERS’ EQUITY
Membership Contributions	$51,200.00	$118,980.00	$21,940.00	$70,780.00	$39,000.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	(668.72)	-	-
TOTAL MEMBERS’ EQUITY	$51,200.00	$118,980.00	$21,271.28	$70,780.00	$39,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$52,365.00	$120,205.00	$22,313.78	$72,160.00	$39,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#GIANNIS48 POINTGAME SNEAKERS	#JACKIE ROBINSON AUTOBAT	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITE BGS8
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,050.00	5,341.47	1,152.50	1,256.00	1,165.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,050.00	5,101.47	1,152.50	1,256.00	1,165.00
TOTAL CURRENT	$2,100.00	$10,442.94	$2,305.00	$2,512.00	$2,330.00

OTHER ASSETS
Collectable Assets	$25,150.00	$81,898.53	$72,219.57	$-	$80,135.00
TOTAL OTHER ASSETS	$25,150.00	$81,898.53	$72,219.57	$-	$80,135.00

TOTAL ASSETS	$27,250.00	$92,341.47	$74,524.57	$2,512.00	$82,465.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,050.00	5,101.47	1,152.50	-	1,165.00
TOTAL CURRENT LIABILITIES	$1,050.00	$5,101.47	$1,152.50	$-	$1,165.00

TOTAL LIABILITIES	$1,050.00	$5,101.47	$1,152.50	$-	$1,165.00

MEMBERS’ EQUITY
Membership Contributions	$26,200.00	$87,240.00	$103,350.00	$141,530.00	$81,300.00
Membership Distributions	-	-	-	(203,000.00)	-
Retained Earnings / (Accumulated Deficit)	-	-	(29,977.93)	63,982.00	-
TOTAL MEMBERS’ EQUITY	$26,200.00	$87,240.00	$73,372.07	$2,512.00	$81,300.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$27,250.00	$92,341.47	$74,524.57	$2,512.00	$82,465.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#JORDAN PSA10	#JORDAN ROOKIE JERSEY	#JORDAN SIGNED PROFESSIONAL BAT	#JACKIE LEAF3.5	#JACKIE ROBINSON1952 TOPPSPSA8.5
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,207.48	1,855.00	1,077.50	920.00	825.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	707.48	1,855.00	1,077.50	920.00	825.00
TOTAL CURRENT	$1,914.96	$3,710.00	$2,155.00	$1,840.00	$1,650.00

OTHER ASSETS
Collectable Assets	$100,162.52	$244,645.00	$41,551.28	$41,280.00	$575,225.00
TOTAL OTHER ASSETS	$100,162.52	$244,645.00	$41,551.28	$41,280.00	$575,225.00

TOTAL ASSETS	$102,077.48	$248,355.00	$43,706.28	$43,120.00	$576,875.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	707.48	1,855.00	1,077.50	920.00	825.00
TOTAL CURRENT LIABILITIES	$707.48	$1,855.00	$1,077.50	$920.00	$825.00

TOTAL LIABILITIES	$707.48	$1,855.00	$1,077.50	$920.00	$825.00

MEMBERS’ EQUITY
Membership Contributions	$101,370.00	$246,500.00	$52,900.00	$42,200.00	$576,050.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	(10,271.22)	-	-
TOTAL MEMBERS’ EQUITY	$101,370.00	$246,500.00	$42,628.78	$42,200.00	$576,050.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$102,077.48	$248,355.00	$43,706.28	$43,120.00	$576,875.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#JACKIE ROBINSON53 TOPPS8	#JIMMIE FOXX 1938BAT	#JOKIC REFRACTOR 1OF1	#JORDAN LEBRON MAGIC TRIPLESIGS	#JORDAN LEBRON SIGN OFTHETIMES
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,055.00	990.00	1,174.62	1,048.00	1,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,055.00	990.00	1,174.62	1,048.00	1,050.00
TOTAL CURRENT	$2,110.00	$1,980.00	$2,349.24	$2,096.00	$2,100.00

OTHER ASSETS
Collectable Assets	$57,945.00	$97,610.00	$22,935.38	$85,702.00	$169,950.00
TOTAL OTHER ASSETS	$57,945.00	$97,610.00	$22,935.38	$85,702.00	$169,950.00

TOTAL ASSETS	$60,055.00	$99,590.00	$25,284.62	$87,798.00	$172,050.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,055.00	990.00	1,174.62	1,048.00	1,050.00
TOTAL CURRENT LIABILITIES	$1,055.00	$990.00	$1,174.62	$1,048.00	$1,050.00

TOTAL LIABILITIES	$1,055.00	$990.00	$1,174.62	$1,048.00	$1,050.00

MEMBERS’ EQUITY
Membership Contributions	$59,000.00	$98,600.00	$24,110.00	$86,750.00	$171,000.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$59,000.00	$98,600.00	$24,110.00	$86,750.00	$171,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,055.00	$99,590.00	$25,284.62	$87,798.00	$172,050.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#JORDAN MAGIC LEBRON TRIPLEAUTO JERS	#JOSH ALLEN GOLDBGS9.5	#JUSTIN HERBERT HIDDEN TREA SURERPA	#KAWHI BASKET	#KOBE REEBOK IVERSON RETROS
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	930.30	1,050.00	1,015.00	2,040.00	1,020.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	930.30	1,050.00	1,015.00	2,040.00	1,020.00
TOTAL CURRENT	$1,860.60	$2,100.00	$2,030.00	$4,080.00	$2,040.00

OTHER ASSETS
Collectable Assets	$130,969.70	$30,200.00	$63,835.00	$58,438.80	$90,980.00
TOTAL OTHER ASSETS	$130,969.70	$30,200.00	$63,835.00	$58,438.80	$90,980.00

TOTAL ASSETS	$132,830.30	$32,300.00	$65,865.00	$62,518.80	$93,020.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	930.30	1,050.00	1,015.00	2,040.00	1,020.00
TOTAL CURRENT LIABILITIES	$930.30	$1,050.00	$1,015.00	$2,040.00	$1,020.00

TOTAL LIABILITIES	$930.30	$1,050.00	$1,015.00	$2,040.00	$1,020.00

MEMBERS’ EQUITY
Membership Contributions	$131,900.00	$31,250.00	$64,850.00	$71,610.00	$92,000.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	(11,131.20)	-
TOTAL MEMBERS’ EQUITY	$131,900.00	$31,250.00	$64,850.00	$60,478.80	$92,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$132,830.30	$32,300.00	$65,865.00	$62,518.80	$93,020.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#KOUFAX 1955 PSA8.5	#KOUFAX55 PSA9	#KEVIN DURANTHS JERSEY	#KOBE BRYANT FIRSTWHITE #24JERSEY	#KOBE BRYANT ROOKIE SNEAKERS
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,270.00	900.00	885.00	550.00	1,005.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,270.00	900.00	885.00	550.00	1,005.00
TOTAL CURRENT	$2,540.00	$1,800.00	$1,770.00	$1,100.00	$2,010.00

OTHER ASSETS
Collectable Assets	$-	$496,600.00	$226,115.00	$710,150.00	$136,995.00
TOTAL OTHER ASSETS	$-	$496,600.00	$226,115.00	$710,150.00	$136,995.00

TOTAL ASSETS	$2,540.00	$498,400.00	$227,885.00	$711,250.00	$139,005.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	900.00	885.00	550.00	1,005.00
TOTAL CURRENT LIABILITIES	$-	$900.00	$885.00	$550.00	$1,005.00

TOTAL LIABILITIES	$-	$900.00	$885.00	$550.00	$1,005.00

MEMBERS’ EQUITY
Membership Contributions	$37,920.00	$497,500.00	$227,000.00	$710,700.00	$138,000.00
Membership Distributions	(100,000.00)	-	-	-	-
Retained Earnings / (Accumulated Deficit)	64,620.00	-	-	-	-
TOTAL MEMBERS’ EQUITY	$2,540.00	$497,500.00	$227,000.00	$710,700.00	$138,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,540.00	$498,400.00	$227,885.00	$711,250.00	$139,005.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#KOBEBRYANT ROYALBLUE JORDAN SNEAKERS	#KOBEFINAL SEASON SNEAKERS	#LBJ EXQUISITE	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	985.00	1,010.00	175.00	1,190.00	2,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	985.00	1,010.00	175.00	1,190.00	2,050.00
TOTAL CURRENT	$1,970.00	$2,020.00	$350.00	$2,380.00	$4,100.00

OTHER ASSETS
Collectable Assets	$92,016.00	$63,790.00	$1,387,325.00	$134,860.00	$218,950.00
TOTAL OTHER ASSETS	$92,016.00	$63,790.00	$1,387,325.00	$134,860.00	$218,950.00

TOTAL ASSETS	$93,986.00	$65,810.00	$1,387,675.00	$137,240.00	$223,050.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	985.00	1,010.00	175.00	1,190.00	2,050.00
TOTAL CURRENT LIABILITIES	$985.00	$1,010.00	$175.00	$1,190.00	$2,050.00

TOTAL LIABILITIES	$985.00	$1,010.00	$175.00	$1,190.00	$2,050.00

MEMBERS’ EQUITY
Membership Contributions	$93,001.00	$64,800.00	$1,387,500.00	$136,050.00	$221,000.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$93,001.00	$64,800.00	$1,387,500.00	$136,050.00	$221,000.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$93,986.00	$65,810.00	$1,387,675.00	$137,240.00	$223,050.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#LEBRON MELOWADE TRIORC	#LEBRON ROOKIE	#LEBRON ULTIMATE	#LEBRON BLACK DIAMOND	#LEBRON MELOBOSH 2008TRIPLE LOGOMAN
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	884.00	2,523.29	1,115.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	884.00	2,273.29	1,115.00	-	-
TOTAL CURRENT	$1,768.00	$4,796.58	$2,230.00	$-	$-

OTHER ASSETS
Collectable Assets	$378,236.00	$48,576.71	$184,835.00	$78,750.00	$309,750.00
TOTAL OTHER ASSETS	$378,236.00	$48,576.71	$184,835.00	$78,750.00	$309,750.00

TOTAL ASSETS	$380,004.00	$53,373.29	$187,065.00	$78,750.00	$309,750.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	884.00	2,273.29	1,115.00	-	-
TOTAL CURRENT LIABILITIES	$884.00	$2,273.29	$1,115.00	$-	$-

TOTAL LIABILITIES	$884.00	$2,273.29	$1,115.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$379,120.00	$51,100.00	$185,950.00	$78,750.00	$309,750.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$379,120.00	$51,100.00	$185,950.00	$78,750.00	$309,750.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$380,004.00	$53,373.29	$187,065.00	$78,750.00	$309,750.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#LEBRON MELODUAL LOGOMAN	#LUKA ROOKIE JERSEY	#LUKA WHITE SPARKLE	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	650.00	810.00	655.00	1,930.00	1,091.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	650.00	810.00	655.00	1,930.00	1,091.00
TOTAL CURRENT	$1,300.00	$1,620.00	$1,310.00	$3,860.00	$2,182.00

OTHER ASSETS
Collectable Assets	$1,109,350.00	$521,440.00	$720,345.00	$-	$27,069.00
TOTAL OTHER ASSETS	$1,109,350.00	$521,440.00	$720,345.00	$-	$27,069.00

TOTAL ASSETS	$1,110,650.00	$523,060.00	$721,655.00	$3,860.00	$29,251.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	650.00	810.00	655.00	-	1,091.00
TOTAL CURRENT LIABILITIES	$650.00	$810.00	$655.00	$-	$1,091.00

TOTAL LIABILITIES	$650.00	$810.00	$655.00	$-	$1,091.00

MEMBERS’ EQUITY
Membership Contributions	$1,110,000.00	$522,250.00	$721,000.00	$355,280.00	$28,160.00
Membership Distributions	-	-	-	(720,000.00)	-
Retained Earnings / (Accumulated Deficit)	-	-	-	368,580.00	-
TOTAL MEMBERS’ EQUITY	$1,110,000.00	$522,250.00	$721,000.00	$3,860.00	$28,160.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,110,650.00	$523,060.00	$721,655.00	$3,860.00	$29,251.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MAGICBIRD LOGOMAN	#MAHOMES EMERALDRPA BGS9	#MAHOMES ROOKIE	#MANTLE1952 BOWMANPSA8	#MANTLE1952 TOPPSPSA8
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,120.00	1,235.00	4,792.11	-	1,470.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,120.00	1,235.00	4,417.11	-	1,470.00
TOTAL CURRENT	$2,240.00	$2,470.00	$9,209.22	$-	$2,940.00

OTHER ASSETS
Collectable Assets	$511,680.00	$81,105.00	$-	$15,600.00	$497,330.00
TOTAL OTHER ASSETS	$511,680.00	$81,105.00	$-	$15,600.00	$497,330.00

TOTAL ASSETS	$513,920.00	$83,575.00	$9,209.22	$15,600.00	$500,270.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,120.00	1,235.00	-	-	1,470.00
TOTAL CURRENT LIABILITIES	$1,120.00	$1,235.00	$-	$-	$1,470.00

TOTAL LIABILITIES	$1,120.00	$1,235.00	$-	$-	$1,470.00

MEMBERS’ EQUITY
Membership Contributions	$512,800.00	$82,340.00	$136,575.00	$15,600.00	$498,800.00
Membership Distributions	-	-	(182,500.00)	-	-
Retained Earnings / (Accumulated Deficit)	-	-	55,134.22	-	-
TOTAL MEMBERS’ EQUITY	$512,800.00	$82,340.00	$9,209.22	$15,600.00	$498,800.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$513,920.00	$83,575.00	$9,209.22	$15,600.00	$500,270.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MANTLE1956 PSA8BASKET	#MANTLE1960 PSA9	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953	#MARINO MANNINGFAVRE JERSEYS
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,080.50	37,052.50	1,030.00	5,000.00	4,320.40
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,080.50	1,080.50	1,030.00	-	4,320.40
TOTAL CURRENT	$2,161.00	$38,133.00	$2,060.00	$5,000.00	$8,640.80

OTHER ASSETS
Collectable Assets	$28,594.50	$41,189.50	$52,170.00	$-	$47,619.60
TOTAL OTHER ASSETS	$28,594.50	$41,189.50	$52,170.00	$-	$47,619.60

TOTAL ASSETS	$30,755.50	$79,322.50	$54,230.00	$5,000.00	$56,260.40

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$35,972.00	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,080.50	1,080.50	1,030.00	-	4,320.40
TOTAL CURRENT LIABILITIES	$1,080.50	$37,052.50	$1,030.00	$-	$4,320.40

TOTAL LIABILITIES	$1,080.50	$37,052.50	$1,030.00	$-	$4,320.40

MEMBERS’ EQUITY
Membership Contributions	$29,675.00	$42,270.00	$53,200.00	$2,493,000.00	$51,940.00
Membership Distributions	-	-	-	(3,100,000.00)	-
Retained Earnings / (Accumulated Deficit)	-	-	-	612,000.00	-
TOTAL MEMBERS’ EQUITY	$29,675.00	$42,270.00	$53,200.00	$5,000.00	$51,940.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$30,755.50	$79,322.50	$54,230.00	$5,000.00	$56,260.40

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MAYS1951 BOWMAN7	#MAYS1951 PHOTO	#MAYS1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,010.00	1,033.00	960.00	1,062.00	1,604.74
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,010.00	1,033.00	960.00	1,062.00	1,604.74
TOTAL CURRENT	$2,020.00	$2,066.00	$1,920.00	$2,124.00	$3,209.48

OTHER ASSETS
Collectable Assets	$103,990.00	$-	$306,790.00	$24,394.00	$17,535.26
TOTAL OTHER ASSETS	$103,990.00	$-	$306,790.00	$24,394.00	$17,535.26

TOTAL ASSETS	$106,010.00	$2,066.00	$308,710.00	$26,518.00	$20,744.74

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,010.00	-	960.00	1,062.00	1,604.74
TOTAL CURRENT LIABILITIES	$1,010.00	$-	$960.00	$1,062.00	$1,604.74

TOTAL LIABILITIES	$1,010.00	$-	$960.00	$1,062.00	$1,604.74

MEMBERS’ EQUITY
Membership Contributions	$105,000.00	$53,210.00	$307,750.00	$25,456.00	$19,140.00
Membership Distributions	-	(65,000.00)	-	-	-
Retained Earnings / (Accumulated Deficit)	-	13,856.00	-	-	-
TOTAL MEMBERS’ EQUITY	$105,000.00	$2,066.00	$307,750.00	$25,456.00	$19,140.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$106,010.00	$2,066.00	$308,710.00	$26,518.00	$20,744.74

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MONTANA RCPSA10	#MOOKIE BETTSGLOVE
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	522.50	1,085.00	1,085.00	-	1,052.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	522.50	1,085.00	1,085.00	-	1,052.50
TOTAL CURRENT	$1,045.00	$2,170.00	$2,170.00	$-	$2,105.00

OTHER ASSETS
Collectable Assets	$25,747.50	$75,633.75	$56,415.00	$67,320.00	$62,057.50
TOTAL OTHER ASSETS	$25,747.50	$75,633.75	$56,415.00	$67,320.00	$62,057.50

TOTAL ASSETS	$26,792.50	$77,803.75	$58,585.00	$67,320.00	$64,162.50

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	522.50	1,085.00	1,085.00	-	1,052.50
TOTAL CURRENT LIABILITIES	$522.50	$1,085.00	$1,085.00	$-	$1,052.50

TOTAL LIABILITIES	$522.50	$1,085.00	$1,085.00	$-	$1,052.50

MEMBERS’ EQUITY
Membership Contributions	$26,270.00	$94,460.00	$57,500.00	$67,320.00	$63,110.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	(17,741.25)	-	-	-
TOTAL MEMBERS’ EQUITY	$26,270.00	$76,718.75	$57,500.00	$67,320.00	$63,110.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$26,792.50	$77,803.75	$58,585.00	$67,320.00	$64,162.50

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MPJ CHAMPIONSHIP TICKET	#MAHOMES BRONZE BASKET	#MAHOMES IMMACULATE LOGO1OF1	#MAHOMES NT1OF1	#MAHOMES NT8.5
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,035.50	975.00	1,010.00	4,555.00	1,041.20
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,035.50	975.00	1,010.00	4,555.00	1,041.20
TOTAL CURRENT	$2,071.00	$1,950.00	$2,020.00	$9,110.00	$2,082.40

OTHER ASSETS
Collectable Assets	$30,414.50	$114,025.00	$225,990.00	$1,662,945.00	$132,212.75
TOTAL OTHER ASSETS	$30,414.50	$114,025.00	$225,990.00	$1,662,945.00	$132,212.75

TOTAL ASSETS	$32,485.50	$115,975.00	$228,010.00	$1,672,055.00	$134,295.15

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,035.50	975.00	1,010.00	4,555.00	1,041.20
TOTAL CURRENT LIABILITIES	$1,035.50	$975.00	$1,010.00	$4,555.00	$1,041.20

TOTAL LIABILITIES	$1,035.50	$975.00	$1,010.00	$4,555.00	$1,041.20

MEMBERS’ EQUITY
Membership Contributions	$31,450.00	$115,000.00	$227,000.00	$1,667,500.00	$165,895.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	(32,641.05)
TOTAL MEMBERS’ EQUITY	$31,450.00	$115,000.00	$227,000.00	$1,667,500.00	$133,253.95

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$32,485.50	$115,975.00	$228,010.00	$1,672,055.00	$134,295.15

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MANTLE 1953 BOWMAN8 BASKET	#MANTLE 1953 TOPPS8	#MANTLE 1957 TOPPSPSA8.5	#MANTLE 1964 TOPPS9	#MANTLE 1966 TOPPSPSA9 BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,016.00	995.00	1,084.00	1,038.00	1,040.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,016.00	995.00	1,084.00	1,038.00	1,040.00
TOTAL CURRENT	$2,032.00	$1,990.00	$2,168.00	$2,076.00	$2,080.00

OTHER ASSETS
Collectable Assets	$51,984.00	$102,505.00	$62,616.00	$50,114.50	$44,620.00
TOTAL OTHER ASSETS	$51,984.00	$102,505.00	$62,616.00	$50,114.50	$44,620.00

TOTAL ASSETS	$54,016.00	$104,495.00	$64,784.00	$52,190.50	$46,700.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,016.00	995.00	1,084.00	1,038.00	1,040.00
TOTAL CURRENT LIABILITIES	$1,016.00	$995.00	$1,084.00	$1,038.00	$1,040.00

TOTAL LIABILITIES	$1,016.00	$995.00	$1,084.00	$1,038.00	$1,040.00

MEMBERS’ EQUITY
Membership Contributions	$53,000.00	$103,500.00	$63,700.00	$51,152.50	$45,660.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$53,000.00	$103,500.00	$63,700.00	$51,152.50	$45,660.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$54,016.00	$104,495.00	$64,784.00	$52,190.50	$46,700.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MANTLE1968 PSA9BASKET	#MARIS58 TOPPSPSA9	#MAYS1956 GRAYPSA9	#MESSIMEGA CRACKS#71 PSA9	#MICHAEL PORTERJR BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,076.50	1,100.05	1,080.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,076.50	1,100.05	1,080.00	-	-
TOTAL CURRENT	$2,153.00	$2,200.10	$2,160.00	$-	$-

OTHER ASSETS
Collectable Assets	$36,973.50	$28,244.95	$57,920.00	$115,000.00	$31,065.00
TOTAL OTHER ASSETS	$36,973.50	$28,244.95	$57,920.00	$115,000.00	$31,065.00

TOTAL ASSETS	$39,126.50	$30,445.05	$60,080.00	$115,000.00	$31,065.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,076.50	1,100.05	1,080.00	-	-
TOTAL CURRENT LIABILITIES	$1,076.50	$1,100.05	$1,080.00	$-	$-

TOTAL LIABILITIES	$1,076.50	$1,100.05	$1,080.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$38,050.00	$29,345.00	$59,000.00	$115,000.00	$31,065.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$38,050.00	$29,345.00	$59,000.00	$115,000.00	$31,065.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$39,126.50	$30,445.05	$60,080.00	$115,000.00	$31,065.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#MIKAN48 BOWMAN PSA7	#MLBHALLOF FAMEBASE BALL	#NEGRO LEAGUELEGEND ARYCUTS BASKET	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,002.50	1,040.00	995.00	1,070.00	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,002.50	1,040.00	995.00	1,070.00	-
TOTAL CURRENT	$2,005.00	$2,080.00	$1,990.00	$2,140.00	$-

OTHER ASSETS
Collectable Assets	$41,548.50	$307,360.00	$91,805.00	$-	$74,710.00
TOTAL OTHER ASSETS	$41,548.50	$307,360.00	$91,805.00	$-	$74,710.00

TOTAL ASSETS	$43,553.50	$309,440.00	$93,795.00	$2,140.00	$74,710.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,002.50	1,040.00	995.00	-	-
TOTAL CURRENT LIABILITIES	$1,002.50	$1,040.00	$995.00	$-	$-

TOTAL LIABILITIES	$1,002.50	$1,040.00	$995.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$42,551.00	$308,400.00	$92,800.00	$42,250.00	$74,710.00
Membership Distributions	-	-	-	(55,000.00)	-
Retained Earnings / (Accumulated Deficit)	-	-	-	14,890.00	-
TOTAL MEMBERS’ EQUITY	$42,551.00	$308,400.00	$92,800.00	$2,140.00	$74,710.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$43,553.50	$309,440.00	$93,795.00	$2,140.00	$74,710.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#ORANGE DOMINGUEZ	#PAULPIERCE 2010ASG JERSEY	#PEYTON MANNING MVPHELMET	#RICKEY HENDERSONRC PSA10	#RODGERS PLAYOFF CONTEND ERSGREEN
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	3,028.80	1,025.50	955.00	-	1,042.50
Due from Affiliate	-	-	-	-	-
Reserve - Asset	3,028.80	1,025.50	955.00	-	1,042.50
TOTAL CURRENT	$6,057.60	$2,051.00	$1,910.00	$-	$2,085.00

OTHER ASSETS
Collectable Assets	$35,366.20	$30,424.50	$189,065.00	$152,200.00	$-
TOTAL OTHER ASSETS	$35,366.20	$30,424.50	$189,065.00	$152,200.00	$-

TOTAL ASSETS	$41,423.80	$32,475.50	$190,975.00	$152,200.00	$2,085.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	3,028.80	1,025.50	955.00	-	-
TOTAL CURRENT LIABILITIES	$3,028.80	$1,025.50	$955.00	$-	$-

TOTAL LIABILITIES	$3,028.80	$1,025.50	$955.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$38,395.00	$31,450.00	$190,020.00	$152,200.00	$20,949.00
Membership Distributions	-	-	-	-	(30,000.00)
Retained Earnings / (Accumulated Deficit)	-	-	-	-	11,136.00
TOTAL MEMBERS’ EQUITY	$38,395.00	$31,450.00	$190,020.00	$152,200.00	$2,085.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$41,423.80	$32,475.50	$190,975.00	$152,200.00	$2,085.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#RUTHGEHRIG BALL	#RUTH1914 BALTIMORE NEWSSGC3	#RUTH33 GOUDEYSGC8	#SADAHARU OHBAT	#SATCHEL PAIGE48 LEAFSGC30
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,868.28	2,180.60	1,390.00	1,037.50	1,057.45
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,508.28	2,180.60	1,390.00	1,037.50	1,057.45
TOTAL CURRENT	$3,376.56	$4,361.20	$2,780.00	$2,075.00	$2,114.90

OTHER ASSETS
Collectable Assets	$71,751.72	$64,359.40	$140,860.00	$24,812.50	$35,992.55
TOTAL OTHER ASSETS	$71,751.72	$64,359.40	$140,860.00	$24,812.50	$35,992.55

TOTAL ASSETS	$75,128.28	$68,720.60	$143,640.00	$26,887.50	$38,107.45

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,508.28	2,180.60	1,390.00	1,037.50	1,057.45
TOTAL CURRENT LIABILITIES	$1,508.28	$2,180.60	$1,390.00	$1,037.50	$1,057.45

TOTAL LIABILITIES	$1,508.28	$2,180.60	$1,390.00	$1,037.50	$1,057.45

MEMBERS’ EQUITY
Membership Contributions	$73,620.00	$66,540.00	$142,250.00	$25,850.00	$37,050.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$73,620.00	$66,540.00	$142,250.00	$25,850.00	$37,050.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$75,128.28	$68,720.60	$143,640.00	$26,887.50	$38,107.45

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#SEAGER ORANGE REFRACTOR BASKET	#SERENA03 NETPROPSA 10BASKET	#STEPHCURRY SNEAKERS	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,140.00	1,017.50	990.00	1,650.00	1,090.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,140.00	1,017.50	990.00	1,650.00	1,090.00
TOTAL CURRENT	$2,280.00	$2,035.00	$1,980.00	$3,300.00	$2,180.00

OTHER ASSETS
Collectable Assets	$15,740.00	$17,782.50	$-	$199,215.00	$46,510.00
TOTAL OTHER ASSETS	$15,740.00	$17,782.50	$-	$199,215.00	$46,510.00

TOTAL ASSETS	$18,020.00	$19,817.50	$1,980.00	$202,515.00	$48,690.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,140.00	1,017.50	-	1,650.00	1,090.00
TOTAL CURRENT LIABILITIES	$1,140.00	$1,017.50	$-	$1,650.00	$1,090.00

TOTAL LIABILITIES	$1,140.00	$1,017.50	$-	$1,650.00	$1,090.00

MEMBERS’ EQUITY
Membership Contributions	$16,880.00	$18,800.00	$82,000.00	$223,000.00	$47,600.00
Membership Distributions	-	-	(110,000.00)	-	-
Retained Earnings / (Accumulated Deficit)	-	-	29,980.00	(22,135.00)	-
TOTAL MEMBERS’ EQUITY	$16,880.00	$18,800.00	$1,980.00	$200,865.00	$47,600.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$18,020.00	$19,817.50	$1,980.00	$202,515.00	$48,690.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS	#TIGERS PAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,080.00	1,217.50	1,115.00	1,085.00	1,050.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,080.00	1,217.50	1,115.00	1,085.00	1,050.00
TOTAL CURRENT	$2,160.00	$2,435.00	$2,230.00	$2,170.00	$2,100.00

OTHER ASSETS
Collectable Assets	$32,880.00	$209,512.50	$23,785.00	$35,815.00	$14,790.00
TOTAL OTHER ASSETS	$32,880.00	$209,512.50	$23,785.00	$35,815.00	$14,790.00

TOTAL ASSETS	$35,040.00	$211,947.50	$26,015.00	$37,985.00	$16,890.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,080.00	1,217.50	1,115.00	1,085.00	1,050.00
TOTAL CURRENT LIABILITIES	$1,080.00	$1,217.50	$1,115.00	$1,085.00	$1,050.00

TOTAL LIABILITIES	$1,080.00	$1,217.50	$1,115.00	$1,085.00	$1,050.00

MEMBERS’ EQUITY
Membership Contributions	$33,960.00	$210,730.00	$24,900.00	$36,900.00	$15,840.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$33,960.00	$210,730.00	$24,900.00	$36,900.00	$15,840.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$35,040.00	$211,947.50	$26,015.00	$37,985.00	$16,890.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#TYSONRC BASKETBGS9	#THEROCK BUMBLEBEE PSA10	#TIMDUNCAN PMGGREEN	#TRAEYOUNG FLAWLESS GREENBGS9	#TREVOR LAWRENCE LEAFBASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	-	1,050.00	930.00	-	-
Due from Affiliate	-	-	-	-	-
Reserve - Asset	-	1,050.00	930.00	-	-
TOTAL CURRENT	$-	$2,100.00	$1,860.00	$-	$-

OTHER ASSETS
Collectable Assets	$70,900.00	$47,150.00	$226,570.00	$24,840.00	$11,300.00
TOTAL OTHER ASSETS	$70,900.00	$47,150.00	$226,570.00	$24,840.00	$11,300.00

TOTAL ASSETS	$70,900.00	$49,250.00	$228,430.00	$24,840.00	$11,300.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	-	1,050.00	930.00	-	-
TOTAL CURRENT LIABILITIES	$-	$1,050.00	$930.00	$-	$-

TOTAL LIABILITIES	$-	$1,050.00	$930.00	$-	$-

MEMBERS’ EQUITY
Membership Contributions	$70,900.00	$48,200.00	$227,500.00	$24,840.00	$11,300.00
Membership Distributions	-	-	-	-	-
Retained Earnings / (Accumulated Deficit)	-	-	-	-	-
TOTAL MEMBERS’ EQUITY	$70,900.00	$48,200.00	$227,500.00	$24,840.00	$11,300.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$70,900.00	$49,250.00	$228,430.00	$24,840.00	$11,300.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#TROUTFINEST SUPER FRACTOR	#UNITAS1965 JERSEY	#UNITAS PSA8	#WILTCHAM BERLAIN61 PSA9	#YASTRZEMS KIRC9 BASKET
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Other Receivables	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due from Related Parties	1,100.00	1,100.00	-	1,149.00	1,048.00
Due from Affiliate	-	-	-	-	-
Reserve - Asset	1,100.00	1,100.00	-	1,149.00	1,048.00
TOTAL CURRENT	$2,200.00	$2,200.00	$-	$2,298.00	$2,096.00

OTHER ASSETS
Collectable Assets	$281,400.00	$165,900.00	$21,200.00	$-	$40,922.00
TOTAL OTHER ASSETS	$281,400.00	$165,900.00	$21,200.00	$-	$40,922.00

TOTAL ASSETS	$283,600.00	$168,100.00	$21,200.00	$2,298.00	$43,018.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-	$-	$-
Sale Payout Liabilities	-	-	-	-	-
Due to Affiliates	-	-	-	-	-
Other Current Liabilities	1,100.00	1,100.00	-	-	1,048.00
TOTAL CURRENT LIABILITIES	$1,100.00	$1,100.00	$-	$-	$1,048.00

TOTAL LIABILITIES	$1,100.00	$1,100.00	$-	$-	$1,048.00

MEMBERS’ EQUITY
Membership Contributions	$282,500.00	$167,000.00	$21,200.00	$207,400.00	$41,970.00
Membership Distributions	-	-	-	(350,000.00)	-
Retained Earnings / (Accumulated Deficit)	-	-	-	144,898.00	-
TOTAL MEMBERS’ EQUITY	$282,500.00	$167,000.00	$21,200.00	$2,298.00	$41,970.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$283,600.00	$168,100.00	$21,200.00	$2,298.00	$43,018.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	#ZIONRPA BGS9	#ZIONPRIZMS BLUEBGS10
ASSETS
CURRENT ASSETS
Cash	$-	$-
Other Receivables	-	-
Prepaid Consignments	-	-
Due from Related Parties	2,050.00	-
Due from Affiliate	-	-
Reserve - Asset	2,050.00	-
TOTAL CURRENT	$4,100.00	$-

OTHER ASSETS
Collectable Assets	$110,076.12	$31,560.00
TOTAL OTHER ASSETS	$110,076.12	$31,560.00

TOTAL ASSETS	$114,176.12	$31,560.00

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-
Sale Payout Liabilities	-	-
Due to Affiliates	-	-
Other Current Liabilities	2,050.00	-
TOTAL CURRENT LIABILITIES	$2,050.00	$-

TOTAL LIABILITIES	$2,050.00	$-

MEMBERS’ EQUITY
Membership Contributions	$133,720.00	$31,560.00
Membership Distributions	-	-
Retained Earnings / (Accumulated Deficit)	(21,593.88)	-
TOTAL MEMBERS’ EQUITY	$112,126.12	$31,560.00

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$114,176.12	$31,560.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED BALANCE SHEETS AS OF
DECEMBER 31, 2021

	CSA	CONSOLIDATED
ASSETS
CURRENT ASSETS
Cash	$1,159,637.15	$1,159,637.15
Other Receivables	27,520.00	27,520.00
Prepaid Consignments	466,770.00	466,770.00
Due from Related Parties	(250,309.42)	-
Due from Affiliate	713,011.08	713,011.08
Reserve - Asset	-	206,772.42
TOTAL CURRENT	$2,116,628.81	$2,573,710.65

OTHER ASSETS
Collectable Assets	$-	$25,389,095.36
TOTAL OTHER ASSETS	$-	$25,389,095.36

TOTAL ASSETS	$2,116,628.81	$27,962,806.01

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$35,972.00
Sale Payout Liabilities	18,784.33	18,784.33
Due to Affiliates	2,099,103.74	2,099,103.74
Other Current Liabilities	-	187,102.35
TOTAL CURRENT LIABILITIES	$2,117,888.07	$2,340,962.42

TOTAL LIABILITIES	$2,117,888.07	$2,340,962.42

MEMBERS’ EQUITY
Membership Contributions	$-	$30,142,057.00
Membership Distributions	-	(6,114,000.00)
Retained Earnings / (Accumulated Deficit)	(1,259.26)	1,679,839.93
TOTAL MEMBERS’ EQUITY	$(1,259.26)	$25,621,843.59

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,116,628.81	$27,962,806.01

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	22,916	8,501	21,602	12,351
Income Tax Expense Current Year	-	-	-	-
Other Expense	-
Total Other Expense	22,916	8,501	21,602	12,351
Net Income/(Loss)	$(22,916)	$(8,501)	$(21,602)	$(12,351)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.70)	$(3.49)	$(9.66)	$(1.67)
Weighted Average Membership Interests	8,475	2,435	2,236	7,410

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#1959TOPPS BASEBALLSET	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps BasketballWax
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	5,138	-	-	3,904
Valuation Allowance	(5,138)	-	-	(3,904)
Total Other Income	-	-	-	-
Impairment Loss on Series	24,467	25,899	48,166	18,590
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	24,467	25,899	48,166	18,590
Net Income/(Loss)	$(24,467)	$(25,899)	$(48,166)	$(18,590)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.86)	$(0.59)	$(7.89)	$(2.49)
Weighted Average Membership Interests	8,555	43,850	6,102	7,462

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#1986WAX	#2000PLAYOFF CONTENDERS WAX	#48LeafRuth SGC8	#49Bowman JackieAuto
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	5,042
Valuation Allowance	-	-	-	(5,042)
Total Other Income	-	-	-	-
Impairment Loss on Series	11,389	-	8,645	26,011
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	11,389	-	8,645	26,011
Net Income/(Loss)	$(11,389)	$-	$(8,645)	$(26,011)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.47)	$-	$(0.80)	$(3.37)
Weighted Average Membership Interests	7,770	2,465	10,850	7,720

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#86AutoFleerSet	#96SkyboxE- X2000Wax	#AARON1954 PSA8.5	#ACUNA GOLD9.5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	2,306	-	-
Valuation Allowance	-	(2,306)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	10,979	-	9,296
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	10,979	-	9,296
Net Income/(Loss)	$-	$(10,979)	$-	$(9,296)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.41)	$-	$(1.69)
Weighted Average Membership Interests	11,000	3,217	12,440	5,501

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#ALIWBC BELT	#ALKALINE1954 TOPPSPSA9	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	4,135	-	-
Valuation Allowance	-	(4,135)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	19,691	80,368	16,097
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	19,691	80,368	16,097
Net Income/(Loss)	$-	$(19,691)	$(80,368)	$(16,097)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.63)	$(6.36)	$(5.42)
Weighted Average Membership Interests	43,200	4,255	12,644	2,972

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#AaronDecade Basket	#AcunaBowman 10Basket	#AlexRodriguez 09WSUniform	#AliRookie CardBVG8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	2,743	-	18,405	-
Valuation Allowance	(2,743)	-	(18,405)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	13,060	60,769	87,643	43,733
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	13,060	60,769	87,643	43,733
Net Income/(Loss)	$(13,060)	$(60,769)	$(87,643)	$(43,733)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.51)	$(5.87)	$(7.94)	$(7.20)
Weighted Average Membership Interests	8,652	10,350	11,043	6,070

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#BANKS1954 PSA9	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	67,435	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	67,435	-	-	-
Impairment Loss on Series	-	11,235	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense			-	-
Total Other Expense	-	11,235	-	-
Net Income/(Loss)	$67,435	$(11,235)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$18.34	$(1.75)	$-	$-
Weighted Average Membership Interests	3,677	6,424	18,660	4,067

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#BRADY ROOKIE	#BabeRuth BowsOutPhoto	#Bellinger OrangeBGS9.5	#BettsBlue RefractorBasket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	4,260	-
Valuation Allowance	-	-	(4,260)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	20,287	25,397
Income Tax Expense Current Year	-	-	-	-
Other Expense	-	-
Total Other Expense	-	-	20,287	25,397
Net Income/(Loss)	$-	$-	$(20,287)	$(25,397)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(7.30)	$(7.50)
Weighted Average Membership Interests	5,971	10,516	2,780	3,385

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#BobbyOrr BruinsJersey	#Brady01 TicketBooklet	#Brady2000 SPXSpectrum BGS9.5	#Brady Bowman10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	26,102	1,734	56,249	-
Valuation Allowance	(26,102)	(1,734)	(56,249)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	124,296	8,311	280,354	15,061
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	124,296	8,311	280,354	15,061
Net Income/(Loss)	$(124,296)	$(8,311)	$(280,354)	$(15,061)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.90)	$(6.93)	$(4.98)	$(4.80)
Weighted Average Membership Interests	42,900	1,199	56,350	3,140

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Brady Championship Ticket	#BradyDebut Ticket	#CHAMBERLAIN HSUNIFORM	#CHAMBERLAIN PHILA JERSEY59-60
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	10,296	-	-
Valuation Allowance	-	(10,296)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	1,442,831	49,530	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense			-
Total Other Expense	1,442,831	49,530	-	-
Net Income/(Loss)	$(1,442,831)	$(49,530)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(6.24)	$(4.28)	$-	$-
Weighted Average Membership Interests	231,200	11,575	13,000	133,500

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMI NTE98	#COBB VINTAGET 206PHOTO
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	363	31,094	48,069	18,592
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	363	31,094	48,069	18,592
Net Income/(Loss)	$(363)	$(31,094)	$(48,069)	$(18,592)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.04)	$(2.71)	$(1.55)	$(3.43)
Weighted Average Membership Interests	8,400	11,475	30,950	5,426

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#CROSBY THECUP BASKET	#CURRY BASKET	#CURRYR PABGS9.5	#CassiusClay SonyListon UPIType1
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	72,587	-	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense		-	-	-
Total Other Expense	72,587	-	-	-
Net Income/(Loss)	$(72,587)	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(3.41)	$-	$-	$-
Weighted Average Membership Interests	21,270	2,033	50,150	2,495

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#CharlesBarkley SunsJersey	#ChicagoBulls DynastyHardwood	#ChrisBoshGame WornRaptors Sneakers	#Clemente 65-68Bat
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	4,015	-	-	-
Valuation Allowance	(4,015)	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	19,119	222,083	12,269	-
Income Tax Expense Current Year	-	-	-	-
Other Expense				-
Total Other Expense	19,119	222,083	12,269	-
Net Income/(Loss)	$(19,119)	$(222,083)	$(12,269)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.60)	$(3.03)	$(3.38)	$-
Weighted Average Membership Interests	31,980	73,250	3,630	6,345

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Cristiano RonaldoRC1of1	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10	#DIMAGGIO 1933BAT
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	1,070	-	-
Valuation Allowance	-	(1,070)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	173,192	5,094	-	37,377
Income Tax Expense Current Year	-	-	-	-
Other Expense			-
Total Other Expense	173,192	5,094	-	37,377
Net Income/(Loss)	$(173,192)	$(5,094)	$-	$(37,377)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.25)	$(2.67)	$-	$(3.83)
Weighted Average Membership Interests	53,250	1,910	3,200	9,755

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#DONCIC BLUEPSA10	#DURANT CHROME REFRACTORPSA10	#DWADE ULTIMATE	#DaveBingSigned 50GreatestNBAPlay
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	13,660
Valuation Allowance	-	-	-	(13,660)
Total Other Income	-	-	-	-
Impairment Loss on Series	32,343	2,456	29,174	65,045
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	32,343	2,456	29,174	65,045
Net Income/(Loss)	$(32,343)	$(2,456)	$(29,174)	$(65,045)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.00)	$(1.88)	$(6.62)	$(6.11)
Weighted Average Membership Interests	6,470	1,310	4,409	10,651

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Devers Superfractor	#Donovan MitchellNT9.5	#Durant07-08 ExquisiteLimited LogosBGS9.5	#ELWAY1984 ROOKIECARD PSA10BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	3,478	-
Valuation Allowance	-	-	(3,478)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	13,646	-	16,602
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	13,646	-	16,602
Net Income/(Loss)	$-	$(13,646)	$-	$(16,602)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.37)	$-	$(5.31)
Weighted Average Membership Interests	3,720	3,125	22,277	3,125

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#EMMITT SMITH10K JERSEY	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst50 PointGameJersey
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	5,954
Valuation Allowance	-	-	-	(5,954)
Total Other Income	-	-	-	-
Impairment Loss on Series	27,578	36,746	76,299	28,354
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	27,578	36,746	76,299	28,354
Net Income/(Loss)	$(27,578)	$(36,746)	$(76,299)	$(28,354)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.56)	$(6.28)	$(1.20)	$(7.19)
Weighted Average Membership Interests	6,050	5,850	63,640	3,942

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#ErlingHaaland PSA10Basket	#Eruzione1980 MiracleOnIce GoldJersey	#FRANKROBINSON 1957PSA9 BASKET	#FRANKRO BINSON 500HRBAT
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	19,728	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	48,551	-	-
Valuation Allowance	-	(48,551)	-	-
Total Other Income	-	-	19,728	-
Impairment Loss on Series	-	267,196	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	267,196	-	-
Net Income/(Loss)	$-	$(267,196)	$19,728	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.77)	$2.50	$-
Weighted Average Membership Interests	1,456	70,800	7,878	17,450

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#GIANNISGOLD IMMACULATE	#GIANNISRPA	#GLEYBER TORRES ORANGE9.5	#GRETZKY OPEECHEE1979
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	83,470	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	83,470	-	-
Impairment Loss on Series	10,327	-	16,535	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	10,327	-	16,535	-
Net Income/(Loss)	$(10,327)	$83,470	$(16,535)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.02)	$7.02	$(7.54)	$-
Weighted Average Membership Interests	5,120	11,898	2,194	7,078

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#GRIFFEY89 UPPERDECK SGCGOLD	#GaryCarter 1975 PSA10Basket	#Giannis48 PointGame Sneakers	#Gretzky1979 Topps9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	1,872	-	-	1,375
Valuation Allowance	(1,872)	-	-	(1,375)
Total Other Income	-	-	-	-
Impairment Loss on Series	8,915	-	7,367	1,720
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	8,915	-	7,367	1,720
Net Income/(Loss)	$(8,915)	$-	$(7,367)	$(1,720)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.14)	$-	$(1.41)	$(0.14)
Weighted Average Membership Interests	1,736	3,900	5,240	11,876

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMON KILLEBREW 1955TOP PSPSA9	#Hamilton ChromeOrange Sapphire	#HonusWagner 1910PSA5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	3,936	9,514	(171)
Valuation Allowance	-	(3,936)	(9,514)	171
Total Other Income	-	-	-	-
Impairment Loss on Series	-	18,741	45,554	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	18,741	45,554	-
Net Income/(Loss)	$-	$(18,741)	$(45,554)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.27)	$(7.59)	$-
Weighted Average Membership Interests	3,750	4,394	6,000	10,068

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#JACKIE ROBINSON AUTOBAT	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITE BGS8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	12,646	50,486	-	51,549
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	12,646	50,486	-	51,549
Net Income/(Loss)	$(12,646)	$(50,486)	$-	$(51,549)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.96)	$(4.88)	$-	$(6.34)
Weighted Average Membership Interests	1,817	10,335	14,153	8,130

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#JORDAN PSA10	#JORDAN ROOKIE JERSEY	#JORDANSIGNED PROFESSIONAL BAT	#Jackie Leaf3.5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	32,838	19,324
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	-	32,838	19,324
Net Income/(Loss)	$-	$-	$(32,838)	$(19,324)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(6.21)	$(2.29)
Weighted Average Membership Interests	10,087	24,650	5,290	8,440

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#JackieRobinson 1952Topps PSA8.5	#Jackie Robinson53 Topps8	#JimmieFoxx 1938Bat	#Jokic Refractor1of1
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	3,000	22,736	5,107
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	3,000	22,736	5,107
Net Income/(Loss)	$-	$(3,000)	$(22,736)	$(5,107)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(0.41)	$(2.31)	$(2.12)
Weighted Average Membership Interests	57,605	7,400	9,860	2,411

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Jordan86 FleerBGS9.5 Basket	#Jordan Exquisite8.5 Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	15,888	17,787	24,433	-
Valuation Allowance	(15,888)	(17,787)	(24,433)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	75,658	84,698	116,345	55,882
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	75,658	84,698	116,345	55,882
Net Income/(Loss)	$(75,658)	$(84,698)	$(116,345)	$(55,882)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.64)	$(4.85)	$(5.79)	$(6.44)
Weighted Average Membership Interests	28,710	17,455	20,090	8,675

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#JordanLe BronSign oftheTimes	#JordanMagic LeBronTriple AutoJersey	#JoshAllen GoldBGS9.5	#JustinHerbert HiddenTreasure RPA
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	(39)	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	(39)	-	-
Impairment Loss on Series	93,852	-	-	31,112
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	93,852	-	-	31,112
Net Income/(Loss)	$(93,852)	$(39)	$-	$(31,112)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.49)	$(0.00)	$-	$(2.40)
Weighted Average Membership Interests	17,100	25,690	3,125	12,970

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#KAWHI BASKET	#KOBEREEBOK IVERSO NRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	42,028	64,126	-	104,500
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	42,028	64,126	-	104,500
Net Income/(Loss)	$(42,028)	$(64,126)	$-	$(104,500)

Basic and Diluted Income/(Loss) per Membership Interest	$(17.61)	$(5.58)	$-	$(2.10)
Weighted Average Membership Interests	2,387	11,500	3,792	49,750

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#KareemPoints RecordBall	#KevinDurant HSJersey	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeason Shoes
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	54,308	-	-	5,889
Valuation Allowance	(54,308)	-	-	(5,889)
Total Other Income	-	-	-	-
Impairment Loss on Series	263,610	108,302	-	28,042
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	263,610	108,302	-	28,042
Net Income/(Loss)	$(263,610)	$(108,302)	$-	$(28,042)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.72)	$(4.77)	$-	$(3.63)
Weighted Average Membership Interests	39,250	22,700	12,540	7,720

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#KobeBryant 2001WarmUp Jacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant Rookie Sneakers	#KobeBryant RoyalBlueJordan Sneakers
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	16,510	-
Interest Income	-	-	-	-
Deferred Tax Benefit	28,277	-	-	-
Valuation Allowance	(28,277)	-	-	-
Total Other Income	-	-	16,510	-
Impairment Loss on Series	134,651	385,276	-	52,569
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	134,651	385,276	-	52,569
Net Income/(Loss)	$(134,651)	$(385,276)	$16,510	$(52,569)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.44)	$(2.71)	$1.20	$(5.65)
Weighted Average Membership Interests	20,910	142,140	13,800	9,300

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#KobeFinal Season Sneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	17,959	3,445	-
Valuation Allowance	-	(17,959)	(3,445)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	43,003	85,521	16,405	597,158
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	43,003	85,521	16,405	597,158
Net Income/(Loss)	$(43,003)	$(85,521)	$(16,405)	$(597,158)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.64)	$(3.37)	$(3.69)	$(4.30)
Weighted Average Membership Interests	6,480	25,400	4,445	138,750

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#LBJKobeTopps Basket	#LEBRONBLACK REFRACTOR	#LEBRONEMBLEMS OFENDOR SEMENT	#LEBRON MELOWA DETRIORC
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	1,568	-	-	-
Valuation Allowance	(1,568)	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	7,465	54,866	157,882	287,477
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	7,465	54,866	157,882	287,477
Net Income/(Loss)	$(7,465)	$(54,866)	$(157,882)	$(287,477)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.04)	$(4.03)	$(14.29)	$(7.58)
Weighted Average Membership Interests	1,850	13,605	11,050	37,912

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#LEBRON ROOKIE	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIES NEAKERS	#LeBronBlack Diamond
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	28,697	-	29,720	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	28,697	-	29,720	-
Impairment Loss on Series	-	118,825	-	46,370
Income Tax Expense Current Year	-	-	6,451	-
Other Expense
Total Other Expense	-	118,825	6,451	46,370
Net Income/(Loss)	$28,697	$(118,825)	$23,269	$(46,370)

Basic and Diluted Income/(Loss) per Membership Interest	$14.04	$(6.39)	$2.67	$(2.94)
Weighted Average Membership Interests	2,044	18,595	8,725	15,750

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#LeBron Credentials	#LeBronMelo Bosh2008Triple LogoMan	#LeBronMeloDual Logoman	#LeBron RookieShoes
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	31,760	-	-	22,815
Valuation Allowance	(31,760)	-	-	(22,815)
Total Other Income	-	-	-	-
Impairment Loss on Series	151,238	232,180	725,558	108,641
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	151,238	232,180	725,558	108,641
Net Income/(Loss)	$(151,238)	$(232,180)	$(725,558)	$(108,641)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.09)	$(3.75)	$(6.54)	$(1.17)
Weighted Average Membership Interests	36,950	61,950	111,000	93,200

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#LouGehrig RCPhoto	#LukaRookie Jersey	#LukaWhite Sparkle	#MAGIC BIRDDRJ
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	870	-	-	-
Valuation Allowance	(870)	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	5,825	161,168	439,829	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	5,825	161,168	439,829	-
Net Income/(Loss)	$(5,825)	$(161,168)	$(439,829)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(1.07)	$(3.09)	$(6.10)	$-
Weighted Average Membership Interests	5,426	52,225	72,100	4,441

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MAGICBIRD DRJPSA8 BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERALDRPA BGS9	#MAHOMES ROOKIE
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	35,130	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	35,130	-
Impairment Loss on Series	20,275	289,638	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	20,275	289,638	-	-
Net Income/(Loss)	$(20,275)	$(289,638)	$35,130	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(7.20)	$(5.65)	$8.53	$-
Weighted Average Membership Interests	2,816	51,280	4,117	9,080

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MANTLE1952 BOWMANPSA8	#MANTLE1952 TOPPSPSA8	#MANTLE1956 PSA8 BASKET	#MANTLE 1960PSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	1,040	49,880	5,935	4,227

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953	#MARINO1984 ROOKIE CARDBGS10 BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	781	-	-	1,952
Valuation Allowance	(781)	-	-	(1,952)
Total Other Income	-	-	-	-
Impairment Loss on Series	-	22,363	-	9,294
Income Tax Expense Current Year	-	-	-	-
Other Expense	-
Total Other Expense	-	22,363	-	9,294
Net Income/(Loss)	$-	$(22,363)	$-	$(9,294)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.20)	$-	$(2.38)
Weighted Average Membership Interests	31,600	5,320	100,000	3,900

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MARINOMANNIN GFAVREJERSEYS	#MAYS1951 BOWMAN7	#MAYS1951 PHOTO	#MAYS1952 PSA8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	11,191	33,837	-	26,805
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	11,191	33,837	-	26,805
Net Income/(Loss)	$(11,191)	$(33,837)	$-	$(26,805)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.15)	$(3.22)	$-	$(1.06)
Weighted Average Membership Interests	5,194	10,500	5,321	25,275

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MAYS1959 PSA9BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10	#MESS IROOKIE BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	926	16,290	47,908
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	926	16,290	47,908
Net Income/(Loss)	$-	$(926)	$(16,290)	$(47,908)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(0.10)	$(3.10)	$(5.07)
Weighted Average Membership Interests	5,091	9,633	5,254	9,446

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MIKANRC PHOTO	#MLBAllStar GameTicketRun Collection	#MLBHALL OFFAMEBASE BALL	#MON TANARC PSA10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	27,170	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	5,800	-	-
Valuation Allowance	-	(5,800)	-	-
Total Other Income	27,170	-	-	-
Impairment Loss on Series	-	27,621	72,141	17,121
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	27,621	72,141	17,121
Net Income/(Loss)	$27,170	$(27,621)	$(72,141)	$(17,121)

Basic and Diluted Income/(Loss) per Membership Interest	$4.73	$(5.43)	$(2.34)	$(2.54)
Weighted Average Membership Interests	5,750	5,090	30,840	6,732

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#MOOKIE BETTSGLOVE	#MPJ Championship Ticket	#MagicBirdDr J1980PSA9	#Mahomes BronzeBasket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	3,424	-
Valuation Allowance	-	-	(3,424)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	44,308	27,551	16,306	15,608
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	44,308	27,551	16,306	15,608
Net Income/(Loss)	$(44,308)	$(27,551)	$(16,306)	$(15,608)

Basic and Diluted Income/(Loss) per Membership Interest	$(7.02)	$(8.76)	$(2.47)	$(0.68)
Weighted Average Membership Interests	6,311	3,145	6,590	23,000

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Mahomes Immaculate 1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	112,054	1,043,979	74,439	22,052
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	112,054	1,043,979	74,439	22,052
Net Income/(Loss)	$(112,054)	$(1,043,979)	$(74,439)	$(22,052)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.94)	$(3.13)	$(4.49)	$(4.16)
Weighted Average Membership Interests	22,700	333,500	16,590	5,300

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9	#Mantle1965 Topps9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	1,717
Valuation Allowance	-	-	-	(1,717)
Total Other Income	-	-	-	-
Impairment Loss on Series	1,734	12,771	3,232	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	1,734	12,771	3,232	-
Net Income/(Loss)	$(1,734)	$(12,771)	$(3,232)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.17)	$(2.19)	$(0.63)	$-
Weighted Average Membership Interests	10,350	5,830	5,115	7,950

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket	#Mantle1969 Topps9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	1,087	-	-
Valuation Allowance	-	(1,087)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	2,395	5,174	17,994	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	2,395	5,174	17,994	-
Net Income/(Loss)	$(2,395)	$(5,174)	$(17,994)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(0.26)	$(2.41)	$(4.73)	$-
Weighted Average Membership Interests	9,132	2,147	3,805	7,080

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	4,025	17,687	-	-
Valuation Allowance	(4,025)	(17,687)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	19,167	85,724	6,896	21,757
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	19,167	85,724	6,896	21,757
Net Income/(Loss)	$(19,167)	$(85,724)	$(6,896)	$(21,757)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.14)	$(7.25)	$(1.18)	$(3.69)
Weighted Average Membership Interests	16,769	11,825	5,869	5,900

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Messi Megacracks #71PSA9	#MichaelPorter JrBasket	#Mikan48 BowmanPSA7	#NTBBall WaxBundle
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	16,506
Valuation Allowance	-	-	-	(16,506)
Total Other Income	-	-	-	-
Impairment Loss on Series	56,061	20,563	14,955	78,600
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	56,061	20,563	14,955	78,600
Net Income/(Loss)	$(56,061)	$(20,563)	$(14,955)	$(78,600)

Basic and Diluted Income/(Loss) per Membership Interest	$(6.23)	$(3.31)	$(1.76)	$(5.52)
Weighted Average Membership Interests	9,000	6,216	8,510	14,250

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#NadalNet ProGlossy	#NegroLeague Legendary CutsBasket	#NolanRyan1968 MiltonBradley PSA9	#NolanRyan1968 ToppsPSA8.5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	(84)	-	8,954	(53)
Valuation Allowance	84	-	(8,954)	53
Total Other Income	-	-	-	-
Impairment Loss on Series	-	59,607	45,280	-
Income Tax Expense Current Year	-	-	-	-
Other Expense	-
Total Other Expense	-	59,607	45,280	-
Net Income/(Loss)	$-	$(59,607)	$(45,280)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(6.42)	$(1.31)	$-
Weighted Average Membership Interests	3,065	9,280	34,500	2,485

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#OVECHKINTHE CUPBGS8.5	#OZZIESMITH RCBGS9.5	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	35,830
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	35,830
Impairment Loss on Series	-	54,009	18,566	-
Income Tax Expense Current Year	-	-	-	9,414
Other Expense
Total Other Expense	-	54,009	18,566	9,414
Net Income/(Loss)	$-	$(54,009)	$(18,566)	$26,416

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(7.23)	$(4.83)	$0.46
Weighted Average Membership Interests	4,225	7,471	3,840	57,200

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#OttoGraham 1950Bowman PSA9	#OvechkinSPAuth Basket9.5	#OvechkinThe CupBGS GemMint9.5	#PaulMolitor 1978Topps PSA10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	26,133	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	1,359	30,611	3,193
Valuation Allowance	-	(1,359)	(30,611)	(3,193)
Total Other Income	26,133	-	-	-
Impairment Loss on Series	-	6,471	145,769	18,936
Income Tax Expense Current Year	5,488	-	-	-
Other Expense
Total Other Expense	5,488	6,471	145,769	18,936
Net Income/(Loss)	$20,645	$(6,471)	$(145,769)	$(18,936)

Basic and Diluted Income/(Loss) per Membership Interest	$4.50	$(2.00)	$(3.11)	$(1.75)
Weighted Average Membership Interests	4,589	3,238	46,850	10,798

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#PaulPierce 2010ASG Jersey	#Pele1958 Americana PSA3	#Peyton Manning MVPHelmet	#RICKEY HENDER SONRCPSA10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	10,398	-	-
Valuation Allowance	-	(10,398)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	26,336	49,513	18,775	58,665
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	26,336	49,513	18,775	58,665
Net Income/(Loss)	$(26,336)	$(49,513)	$(18,775)	$(58,665)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.19)	$(3.91)	$(0.49)	$(3.85)
Weighted Average Membership Interests	6,290	12,674	38,004	15,220

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#RODGERS PLAYOFF CONTENDERS GREEN	#RONALDO2002 PANINIFUTEBOL STICKER SPSA10	#RONALDO2003 PANINIME GACRAQUES PSA10	#RUTHGEHRIG BALL
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	9,943	34,120	-
Valuation Allowance	-	(9,943)	(34,120)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	49,849	170,975	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	49,849	170,975	-
Net Income/(Loss)	$-	$(49,849)	$(170,975)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.32)	$(5.25)	$-
Weighted Average Membership Interests	4,188	11,550	32,559	2,035

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Ripken RookieJersey& CardBasket	#RoyCampanella 1949Bowman PSA9	#Ruth1914 Baltimore NewsSGC3	#Ruth33Goudey SGC8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	7,375	4,851	-	-
Valuation Allowance	(7,375)	(4,851)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	35,470	23,100	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	35,470	23,100	-	-
Net Income/(Loss)	$(35,470)	$(23,100)	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.23)	$(3.75)	$-	$-
Weighted Average Membership Interests	15,940	6,160	21,980	14,225

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Sadaharu OhBat	#SandyKoufax 1956ToppsGray BackPSA9	#Satchel Paige48 LeafSGC30	#SeagerOrange Refractor Basket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	(11,100)
Interest Income	-	-	-	-
Deferred Tax Benefit	-	1,038	-
Valuation Allowance	-	(1,038)	-
Total Other Income	-	-	-	(11,100)
Impairment Loss on Series	5,780	4,945	12,193	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	5,780	4,945	12,193	-
Net Income/(Loss)	$(5,780)	$(4,945)	$(12,193)	$(11,100)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.12)	$(1.37)	$(1.65)	$(6.58)
Weighted Average Membership Interests	5,170	3,609	7,410	1,688

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Serena03 NetProPSA10 Basket	#Shoeless JoeJackson 1915PSA8	#StephCurry Sneakers	#TATIS BOWMAN BLACKLABEL
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	11,354	-	-
Valuation Allowance	-	(11,354)	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	54,066	-	154,336
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	54,066	-	154,336
Net Income/(Loss)	$-	$(54,066)	$-	$(154,336)

Basic and Diluted Income/(Loss) per Membership Interest	$-	$(5.41)	$-	$(6.92)
Weighted Average Membership Interests	3,760	9,995	8,200	22,300

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#TATUMFLAWLE SS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGERS IFORKIDS
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	54,580	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	54,580	-	-	-
Impairment Loss on Series	-	-	-	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	-	-	-
Net Income/(Loss)	$54,580	$-	$-	$-

Basic and Diluted Income/(Loss) per Membership Interest	$11.47	$-	$-	$-
Weighted Average Membership Interests	4,760	3,396	21,586	2,490

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#TIGERS PAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BGS9 BASKET	#Tatum Flawless GoldBGS9.5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	3,441
Valuation Allowance	-	-	-	(3,441)
Total Other Income	-	-	-	-
Impairment Loss on Series	21,189	8,253	41,308	16,885
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	21,189	8,253	41,308	16,885
Net Income/(Loss)	$(21,189)	$(8,253)	$(41,308)	$(16,885)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.74)	$(5.21)	$(7.01)	$(3.02)
Weighted Average Membership Interests	3,690	1,584	5,890	5,600

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#TheRock Bumble BeePSA10	#Tiger1st EventStub	#TigerWoods DebutTicket	#TimDuncan PMGGreen
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	13,642	9,354	-
Valuation Allowance	-	(13,642)	(9,354)	-
Total Other Income	-	-	-	-
Impairment Loss on Series	26,665	65,762	44,543	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	26,665	65,762	44,543	-
Net Income/(Loss)	$(26,665)	$(65,762)	$(44,543)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(2.77)	$(6.93)	$(5.34)	$-
Weighted Average Membership Interests	9,640	9,495	8,340	45,500

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#TraeYoung FlawlessGreen BGS9	#Trevor Lawrence LeafBasket	#TroutFinest Superfractor	#UNITAS1965 JERSEY
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	-	-
Valuation Allowance	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	8,965	6,721	166,772	-
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	8,965	6,721	166,772	-
Net Income/(Loss)	$(8,965)	$(6,721)	$(166,772)	$-

Basic and Diluted Income/(Loss) per Membership Interest	$(3.53)	$(3.00)	$(5.90)	$-
Weighted Average Membership Interests	2,540	2,240	28,250	16,700

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#Unitas PSA8	#WILTCHAM BERLAIN 61PSA9	#WarrenSpahn 1948Leaf PSA9	#WiltChamberlain 1961Fleer RCPSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	-	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	-	8,676	13,989
Valuation Allowance	-	-	(8,676)	(13,989)
Total Other Income	-	-	-	-
Impairment Loss on Series	8,605	-	41,314	66,616
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	8,605	-	41,314	66,616
Net Income/(Loss)	$(8,605)	$-	$(41,314)	$(66,616)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.92)	$-	$(4.45)	$(1.87)
Weighted Average Membership Interests	4,480	20,740	9,275	35,600

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	#YASTRZE MSKIRC9 BASKET	#YaoDuncan DirkTriple Logoman	#ZIONR PABGS9	#ZionPrizms BlueBGS10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain/(Loss) on Sale of Assets	(3,874)	-	-	-
Interest Income	-	-	-	-
Deferred Tax Benefit	-	23,866	-	-
Valuation Allowance	-	(23,866)	-	-
Total Other Income	(3,874)	-	-	-
Impairment Loss on Series	-	118,648	57,646	20,318
Income Tax Expense Current Year	-	-	-	-
Other Expense
Total Other Expense	-	118,648	57,646	20,318
Net Income/(Loss)	$(3,874)	$(118,648)	$(57,646)	$(20,318)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.92)	$(3.47)	$(8.62)	$(3.22)
Weighted Average Membership Interests	4,197	34,200	6,686	6,312

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2022

	CSA	Consolidated
Operating Expenses
Bank Fees	$191	$191
Total Operating Expenses	(191)	(191)

Other Income
Gain/(Loss) on Sale of Assets	-	409,389
Interest Income	19	19
Deferred Tax Benefit	-	707,573
Valuation Allowance	-	(707,573)
Total Other Income	19	409,409
Impairment Loss on Series	-	13,001,234
Income Tax Expense Current Year	-	21,353
Other Expense
Total Other Expense	-	13,022,587
Net Income/(Loss)	$(171)	$(12,613,369)

Basic and Diluted Income/(Loss) per Membership Interest	$-
Weighted Average Membership Interests	-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#03Exquisite Box	#03Topps Chrome Wax	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSet
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	8,475	2,435	2,236	7,410

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1986WAX	#2000PLAYOFF CONTENDERS WAX
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	43,850	6,102	7,770	2,465

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#48LeafRuth SGC8	#AARON1954 PSA8.5	#ACUNA GOLD9.5	#ALIWBC BELT
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	10,850	12,440	5,501	43,200

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#Acuna Bowman10 Basket	#AliRookie CardBVG8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	12,644	2,972	10,350	6,070

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#BANKS1954 PSA9	#BETTSGOLD REFRACTOR BASKET	#BRADY PLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	23,436.00
Total Other Income	-	-	-	23,436.00
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$23,436.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$5.73
Weighted Average Membership Interests	3,677	6,424	18,660	4,087

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#BRADY ROOKIE	#BettsBlue Refractor Basket	#Brady Bowman10	#Brady Championship Ticket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	5,971	3,385	3,140	231,200

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#CHAMBER LAINHS UNIFORM	#CHAMBER LAINPHILA JERSEY59-60	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	20,447.55
Other Expense	-	-	-	-
Total Other Expense	-	-	-	20,447.55
Net Income/(Loss)	$-	$-	$-	$(20,447.55)

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(1.78)
Weighted Average Membership Interests	13,000	133,500	8,400	11,475

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#COBB MINTE98	#COBB VINTAGET 206PHOTO	#CROSBYTHE CUPBASKET	#CURRY BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	30,950	5,426	21,270	-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#CURRYRPA BGS9.5	#Chicago BullsDynasty Hardwood	#ChrisBosh GameWorn Raptors Sneakers	#Clemente 65-68Bat
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	280,510.00	-	-	-
Total Other Income	280,510.00	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$280,510.00	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$5.59	$-	$-	$-
Weighted Average Membership Interests	50,150	73,250	3,630	6,345

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#Cristiano Ronaldo RC1of1	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROME REFRACTOR PSA10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	53,250	9,755	6,470	1,310

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#DWADE ULTIMATE	#Devers Super fractor	#Donovan MitchellNT9.5	#ELWAY1984 ROOKIECARD PSA10BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	43,780.00	-	-
Total Other Income	-	43,780.00	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$43,780.00	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$11.77	$-	$-
Weighted Average Membership Interests	4,409	3,720	3,125	3,125

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#EMMITT SMITH10K JERSEY	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#Erling Haaland PSA10Basket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	24,283.49	-	-
Other Expense	-	-	-	-
Total Other Expense	-	24,283.49	-	-
Net Income/(Loss)	$-	$(24,283.49)	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$(4.15)	$-	$-
Weighted Average Membership Interests	6,050	5,850	63,640	1,456

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#FRANK ROBINSON 1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNIS RPA
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	27,570.80	-	-
Total Other Income	-	27,570.80	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$27,570.80	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$1.58	$-	$-
Weighted Average Membership Interests	7,878	17,450	5,120	11,898

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2021

	#GLEY BERTOR RESO RANGE9.5	#GRETZKYO PEECHEE1979	#Gary Carter1975 PSA10Basket	#Giannis48 PointGame Sneakers
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	668.72	-	-	-
Other Expense	-	-	-	-
Total Other Expense	668.72	-	-	-
Net Income/(Loss)	$(668.72)	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$(0.30)	$-	$-	$-
Weighted Average Membership Interests	2,194	7,078	3,900	5,240

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MLBHALLOF FAMEBASE BALL	#JACKIE ROBINSON AUTOBAT	#JETER FOILRC BASKET BGS9.5	#JORDAN85 NIKE BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	63,982.00
Total Other Income	-	-	-	63,982.00
Impairment Loss on Series	-	-	29,977.93	-
Other Expense	-	-	-	-
Total Other Expense	-	-	29,977.93	-
Net Income/(Loss)	$-	$-	$(29,977.93)	$63,982.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(2.90)	$4.52
Weighted Average Membership Interests	30,840	1,817	10,335	14,153

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#JORDAN EXQUISITE BGS8	#JORDAN PSA10	#JORDAN ROOKIE JERSEY	#JORDAN SIGNED PROFESSIONAL BAT
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	10,271.22
Other Expense	-	-	-	-
Total Other Expense	-	-	-	10,271.22
Net Income/(Loss)	$-	$-	$-	$(10,271.22)

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$(1.94)
Weighted Average Membership Interests	8,130	10,087	24,650	5,290

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Jackie Leaf3.5	#Jackie Robinson1952 ToppsPSA8.5	#Jackie Robinson53 Topps8	#JimmieFoxx 1938Bat
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	8,440	57,605	7,400	9,860

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Jokic Refractor 1of1	#Jordan LeBronMagic TripleSigs	#Jordan LeBronSign oftheTimes	#Jordan MagicLeBron TripleAuto Jers
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	2,411	8,675	17,100	25,690

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#JoshAllen GoldBGS9.5	#Justin Herbert Hidden TreasureRPA	#KAWHI BASKET	#KOBE REEBOK IVERSON RETROS
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	11,131.20	-
Other Expense	-	-	-	-
Total Other Expense	-	-	11,131.20	-
Net Income/(Loss)	$-	$-	$(11,131.20)	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$(4.66)	$-
Weighted Average Membership Interests	3,125	12,970	2,387	11,500

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#KOUFAX1955 PSA8.5	#KOUFAX55 PSA9	#Kevin DurantHS Jersey	#KobeBryant FirstWhite #24Jersey
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	64,620.00	-	-	-
Total Other Income	64,620.00	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$64,620.00	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$17.04	$-	$-	$-
Weighted Average Membership Interests	3,792	49,750	22,700	142,140

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#KobeBryant Rookie Sneakers	#KobeBryant RoyalBlue Jordan Sneakers	#KobeFinal Season Sneakers	#LBJ Exquisite
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	13,800	9,300	6,480	138,750

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDOR SEMENT	#LEBRON MELOWADE TRIORC	#LEBRON ROOKIE
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	13,605	11,050	37,912	2,034

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#LEBRON ULTIMATE	#LeBron Black Diamond	#LeBron MeloBosh 2008Triple LogoMan	#LeBron MeloDual Logoman
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	18,595	15,750	61,950	111,000

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Luka Rookie Jersey	#Luka White Sparkle	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	368,580.00	-
Total Other Income	-	-	368,580.00	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$368,580.00	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$82.99	$-
Weighted Average Membership Interests	52,225	72,100	4,441	2,816

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MAGICBIRD LOGOMAN	#MAHOMES EMERALDRPA BGS9	#MAHOMES ROOKIE	#MANTLE 1952 BOW MANPSA8
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	51,280	4,117	-	1,040

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MANTLE 1952 TOPPSPSA8	#MANTLE 1956 PSA8 BASKET	#MANTLE1960 PSA9	#MANTLE54 BOWMAN BASKET
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	49,880	5,935	4,227	5,320

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MANTLE MINT1953	#MARINO MANNING FAVRE JERSEYS	#MAYS1951 BOWMAN7	#MAYS1951 PHOTO
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	612,000.00	-	-	13,856.00
Total Other Income	612,000.00	-	-	13,856.00
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$612,000.00	$-	$-	$13,856.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$6.12	$-	$-	$2.60
Weighted Average Membership Interests	100,000	5,194	10,500	5,321

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MAYS1952 PSA8	#MAYS 1959PSA9 BASKET	#MAYS1960 PSA9	#MAY WEATHERRC PSA10
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	25,275	5,091	9,633	5,254

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MONTANA RCPSA10	#MOOKIE BETTSGLOVE
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	17,741.25	-	-	-
Other Expense	-	-	-	-
Total Other Expense	17,741.25	-	-	-
Net Income/(Loss)	$(17,741.25)	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$(1.88)	$-	$-	$-
Weighted Average Membership Interests	9,446	5,750	6,732	6,311

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#MPJ Championship Ticket	#Mahomes Bronze Basket	#Mahomes Immaculate Logo1of1	#Mahomes NT1of1
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	3,145	23,000	22,700	333,500

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	32,641.05	-	-	-
Other Expense	-	-	-	-
Total Other Expense	32,641.05	-	-	-
Net Income/(Loss)	$(32,641.05)	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$(1.97)	$-	$-	$-
Weighted Average Membership Interests	16,590	5,300	10,350	5,830

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Mantle1964 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1968 PSA9Basket	#Maris58 ToppsPSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	5,115	9,132	3,805	5,869

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Mays1956 GrayPSA9	#MessiMega cracks#71 PSA90	#Michael PorterJr Basket	#Mikan48 Bowman PSA7
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	5,900	9,000	6,216	8,510

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Negro League Legendary CutsBasket	#OVECHKIN THECUP BGS8.5	#OZZIE SMITHRC BGS9.5	#Orange Dominguez
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	14,890.00	-	-
Total Other Income	-	14,890.00	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$14,890.00	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$3.52	$-	$-
Weighted Average Membership Interests	9,280	4,225	7,471	3,840

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#PaulPierce 2010ASG Jersey	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10	#RODGERS PLAYOFF CONTEND ERSGREEN
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	11,136.00
Total Other Income	-	-	-	11,136.00
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$11,136.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$2.66
Weighted Average Membership Interests	6,290	38,004	15,220	4,190

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#RUTHGEHRIG BALL	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#Sadaharu OhBat
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	2,035	20,220	14,225	5,170

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#StephCurry Sneakers
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	29,980.00
Total Other Income	-	-	-	29,980.00
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$29,980.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$3.66
Weighted Average Membership Interests	7,410	1,688	3,760	8,200

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#TATIS BOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	22,135.00	-	-	-
Other Expense	-	-	-	-
Total Other Expense	22,135.00	-	-	-
Net Income/(Loss)	$(22,135.00)	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$(0.99)	$-	$-	$-
Weighted Average Membership Interests	22,300	4,760	3,396	21,586

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#TIGER SIFORKIDS	#TIGER SPAUTH ENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BASKETBGS9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	2,490	3,690	1,584	5,890

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#TheRock BumbleBee PSA10	#TimDuncan PMGGreen	#TraeYoung Flawless GreenBGS9	#Trevor Lawrence LeafBasket
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	-
Total Other Income	-	-	-	-
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$-
Weighted Average Membership Interests	9,640	45,500	2,540	2,240

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#TroutFinest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAM BERLAIN61 PSA9
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Interest Income	-	-	-	-
Gain on Sale of Assets	-	-	-	144,898.00
Total Other Income	-	-	-	144,898.00
Impairment Loss on Series	-	-	-	-
Other Expense	-	-	-	-
Total Other Expense	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$144,898.00

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$-	$6.99
Weighted Average Membership Interests	28,250	16,700	4,480	20,740

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

	#YASTRZE MSKIRC9 BASKET	#ZIONRPA BGS9	#ZionPrizms BlueBGS10	CSA
Operating Expenses
Bank Fees	$-	$-	$-	$157.02
Total Operating Expenses	-	-	-	157.02

Other Income
Interest Income	-	-	-	50.26
Gain on Sale of Assets	-	-	-
Total Other Income	-	-	-	50.26
Impairment Loss on Series	-	21,593.88	-
Other Expense	-	-	-	507.50
Total Other Expense	-	21,593.88	-	507.50
Net Income/(Loss)	$-	$(21,593.88)	$-	$(614.26)

EARNINGS PER MEMBER INTEREST
Basic and Diluted Income/(Loss) per Membership Interest	$-	$(3.23)	$-
Weighted Average Membership Interests	4,197	6,686	6,312

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENT OF OPERATIONS FOR THE YEAR ENDED

DECEMBER 31, 2021

CONSOLIDATED
Operating Expenses
Bank Fees	$157.02
Total Operating Expenses	157.02

Other Income
Interest Income	50.26
Gain on Sale of Assets	1,699,238.80
Total Other Income	1,699,289.06
Impairment Loss on Series	190,891.29
Other Expense	507.50
Total Other Expense	191,398.79
Net Income/(Loss)	$1,507,733.25

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	CSA	#ALIWBC BELT	#CURRY BASKET	#JACKIE ROBINSON AUTOBAT
Balance December 31, 2020	$(645.00)	$432,640.00	$2,424.12	$87,240.00
Net Income/(Loss)	$(614.26)	$-	$-	$-
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$(1,259.26)	$432,640.00	$2,424.12	$87,240.00
Net Income/(Loss)	$(171.37)	$-	$-	$(12,646.22)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$(1,430.63)	$432,640.00	$2,424.12	$74,593.78

	#JORDAN PSA10	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953
Balance December 31, 2020	$101,370.00	$51,100.00	$9,209.22	$2,493,000.00
Net Income/(Loss)	$-	$-	$-	$612,000.00
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(3,100,000.00)
Balance December 31, 2021	$101,370.00	$51,100.00	$9,209.22	$5,000.00
Net Income/(Loss)	$-	$28,696.58	$-	$-
Membership Contributions	$-		$-	$-
Membership Distributions	$-	$(75,000.00)	$-	$-
Balance December 31, 2022	$101,370.00	$4,796.58	$9,209.22	$5,000.00

	#RUTH GEHRIG BALL	#03Exquisite Box	#03Topps Chrome Wax	#18-19 BASKET BALL GROWTH BASKET
Balance December 31, 2020	$73,620.00	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$84,750.00	$24,350.00	$44,714.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$73,620.00	$84,750.00	$24,350.00	$44,714.00
Net Income/(Loss)	$-	$(22,915.80)	$(8,500.76)	$(21,601.50)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$73,620.00	$61,834.20	$15,849.24	$23,112.50

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#1909E95 SGCSet	#1959TOPPS BASE BALLSET	#1964 KOUFAX JERSEY	#1969TOPPS BASKET BALLSET
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$37,050.00	$-	$438,500.00	$152,550.00
Membership Distributions	$-	$-	$-
Balance December 31, 2021	$37,050.00	$-	$438,500.00	$152,550.00
Net Income/(Loss)	$(12,350.88)	$(24,467.34)	$(25,898.73)	$(48,165.94)
Membership Contributions	$-	$85,550.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$24,699.12	$61,082.66	$412,601.27	$104,384.06

	#1980Topps Basketball Wax	#1986WAX	#2000PLAY OFFCONTEN DERSWAX	#48Leaf RuthSGC8
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$193,250.00	$24,650.00	$54,250.00
Membership Distributions	$-		$-	$-
Balance December 31, 2021	$-	$193,250.00	$24,650.00	$54,250.00
Net Income/(Loss)	$(18,590.25)	$(11,389.28)	$-	$(8,644.58)
Membership Contributions	$74,620.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$56,029.75	$181,860.72	$24,650.00	$45,605.42

	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#AARON 1954PSA8.5
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$124,400.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$124,400.00
Net Income/(Loss)	$(26,011.40)	$-	$(10,978.93)	$-
Membership Contributions	$77,200.00	$110,000.00	$32,170.00	$-
Membership Distributions			$-	$-
Balance December 31, 2022	$51,188.60	$110,000.00	$21,191.07	$124,400.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#ACUNA GOLD9.5	#ALKA LINE1954 TOPPSPSA9	#ANDRE& HULK WRESTLING BASKET	#ANDRETHE GIANT
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$27,505.00	$-	$126,440.00	$29,720.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$27,505.00	$-	$126,440.00	$29,720.00
Net Income/(Loss)	$(9,295.89)	$(19,690.50)	$(80,368.43)	$(16,096.50)
Membership Contributions	$-	$42,550.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$18,209.11	$22,859.50	$46,071.57	$13,623.50

	#Aaron Decade Basket	#Acuna Bowman 10Basket	#Alex Rodriguez 09WS Uniform	#AliRookie CardBVG8
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$103,500.00	$-	$60,700.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$103,500.00	$-	$60,700.00
Net Income/(Loss)	$(13,060.21)	$(60,769.22)	$(87,643.01)	$(43,733.18)
Membership Contributions	$86,520.00	$-	$149,500.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$73,459.79	$42,730.78	$61,856.99	$16,966.82

	#BANKS1954 PSA9	#BETTS GOLD REFRACTOR BASKET	#BRADY PLAYOFF CONTENDER SBASKET	#BRADY REEBOK FLAWLESS
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$23,436.00
Membership Contributions	$91,925.00	$63,990.00	$93,300.00	$48,804.00
Membership Distributions	$-	$-	$-	$(70,000.00)
Balance December 31, 2021	$91,925.00	$63,990.00	$93,300.00	$2,240.00
Net Income/(Loss)	$67,435.00	$(11,234.80)	$-	$-
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$(155,000.00)	$-	$-	$-
Balance December 31, 2022	$4,360.00	$52,755.20	$93,300.00	$2,240.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#BRADY ROOKIE	#Babe RuthBows OutPhoto	#Bellinger Orange BGS9.5	#BettsBlue Refractor Basket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$59,710.00	$-	$-	$33,850.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$59,710.00	$-	$-	$33,850.00
Net Income/(Loss)	$-	$-	$(20,286.75)	$(25,397.46)
Membership Contributions	$-	$50,860.00	$27,800.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$59,710.00	$50,860.00	$7,513.25	$8,452.54

	#Bobby OrrBruins Jersey	#Brady01 Ticket Booklet	#Brady 2000SPX Spectrum BGS9.5	#Brady Bowman10
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$42,900.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$42,900.00
Net Income/(Loss)	$(124,296.09)	$(8,310.97)	$(280,353.86)	$(15,060.93)
Membership Contributions	$429,000.00	$11,990.00	$563,500.00	$(11,500.00)
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$304,703.91	$3,679.03	$283,146.14	$16,339.07

	#Brady Championship Ticket	#BradyDebut Ticket	#CHAMBER LAINHS UNIFORM	#CHAMBER LAINPHILA UNI FORM59-60
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$2,312,000.00	$-	$323,280.00	$1,335,000.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$2,312,000.00	$-	$323,280.00	$1,335,000.00
Net Income/(Loss)	$(1,442,831.15)	$(49,530.38)	$-	$-
Membership Contributions	$-	$115,750.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$869,168.85	$66,219.62	$323,280.00	$1,335,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBB MINTE98	#COBB VINTAGET 206PHOTO
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$(20,447.55)	$-	$-
Membership Contributions	$83,999.50	$114,750.00	$309,500.00	$54,255.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$83,999.50	$94,302.45	$309,500.00	$54,255.00
Net Income/(Loss)	$(362.96)	$(31,093.50)	$(48,069.39)	$(18,591.75)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$83,636.54	$63,208.95	$261,430.61	$35,663.25

	#CROSBY THECUP BASKET	#CURRYRPA BGS9.5	#CassiusClay SonyListon UPIType1	#Charles Barkley SunsJersey
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$280,510.00	$-	$-
Membership Contributions	$212,700.00	$501,500.00	$-	$-
Membership Distributions	$-	$(780,000.00)	$-	$-
Balance December 31, 2021	$212,700.00	$2,010.00	$-	$-
Net Income/(Loss)	$(72,586.59)	$-	$-	$(19,118.71)
Membership Contributions	$-	$-	$24,950.00	$159,900.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$140,113.41	$2,010.00	$24,950.00	$140,781.29

	#Chicago BullsDynasty Hardwood	#ChrisBosh GameWorn Raptors Sneaker	#Clemente 65-68Bat	#Cristiano Ronaldo RC1of1
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$366,250.00	$18,150.00	$31,725.00	$266,250.00
Net Income/(Loss)	$(222,083.15)	$(12,269.42)	$-	$(173,191.75)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$144,166.85	$5,880.58	$31,725.00	$93,058.25

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#CrosbyWinter ClassicSkates	#CurryGold ToppsPSA10	#DIMAGGIO 1933BAT	#DONCICBLUE PSA10
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$97,550.00	$64,700.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$97,550.00	$64,700.00
Net Income/(Loss)	$(5,093.63)	$-	$(37,376.58)	$(32,343.30)
Membership Contributions	$19,100.00	$32,000.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$14,006.37	$32,000.00	$60,173.42	$32,356.70

	#DURANTCHROME REFRACTOR PSA10	#DWADE ULTIMATE	#DaveBing Signed50 GreatestNBAPlay	#DeversSuper fractor
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$43,780.00
Membership Contributions	$13,100.00	$44,090.00	$-	$37,200.00
Membership Distributions	$-	$-	$-	$(78,500.00)
Balance December 31, 2021	$13,100.00	$44,090.00	$-	$2,480.00
Net Income/(Loss)	$(2,456.25)	$(29,173.66)	$(65,045.26)	$-
Membership Contributions	$-	$-	$106,510.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$10,643.75	$14,916.34	$41,464.74	$2,480.00

	#Donovan MitchellNT9.5	#Durant07-08 Exquisite LimitedLogos BGS9.5	#ELWAY1984 ROOKIECARD PSA10 BASKET	#EMMITT SMITH10K JERSEY
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$31,250.00	$-	$31,250.00	$60,500.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$31,250.00	$-	$31,250.00	$60,500.00
Net Income/(Loss)	$(13,646.04)	$-	$(16,601.56)	$(27,577.50)
Membership Contributions	$-	$222,770.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$17,603.96	$222,770.00	$14,648.44	$32,922.50

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#EMMITT SMITHMVP BASKET	#EddiePlank T206PSA4	#EmbiidFirst 50PointGame Jersey	#Erling Haaland PSA10Basket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$(24,283.49)	$-	$-	$-
Membership Contributions	$117,000.00	$318,200.00	$-	$14,560.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$92,716.51	$318,200.00	$-	$14,560.00
Net Income/(Loss)	$(36,745.57)	$(76,299.37)	$(28,353.63)	$-
Membership Contributions	$-	$-	$39,420.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$55,970.94	$241,900.63	$11,066.37	$14,560.00

	#Eruzione 1980 MiracleOnIce GoldJersey	#FRANKRO BINSON 1957PSA9 BASKET	#FRANK ROBINSON 500HRBAT	#GIANNIS GOLDIM MACULATE
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$27,570.80	$-
Membership Contributions	$-	$78,580.00	$174,500.00	$51,200.00
Membership Distributions	$-	$-	$(200,000.00)	$-
Balance December 31, 2021	$-	$78,580.00	$2,070.80	$51,200.00
Net Income/(Loss)	$(267,196.00)	$19,728.00	$-	$(10,327.00)
Membership Contributions	$708,000.00	$-	$-	$-
Membership Distributions	$-	$(96,000.00)	$-	$-
Balance December 31, 2022	$440,804.00	$2,308.00	$2,070.80	$40,873.00

	#GIANNIS RPA	#GLEYBERTOR RESORA NGE9.5	#GRETZK YOPEECHEE 1979	#GRIFFEY89 UPPERDECK SGCGOLD
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$(668.72)	$-	$-
Membership Contributions	$118,980.00	$21,940.00	$70,780.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$118,980.00	$21,271.28	$70,780.00	$-
Net Income/(Loss)	$83,470.00	$(16,534.68)	$-	$(8,914.57)
Membership Contributions	$-	$-	$-	$17,360.00
Membership Distributions	$(200,000.00)	$-	$-
Balance December 31, 2022	$2,450.00	$4,736.60	$70,780.00	$8,445.43

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#GaryCarter 1975PSA10 Basket (1 OP	#Giannis48 PointGame Sneakers	#Gretzky 1979Topps9	#Gretzky 1981Sports Illustrated CoverCGC9.4
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$39,000.00	$26,200.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$39,000.00	$26,200.00	$-	$-
Net Income/(Loss)	$-	$(7,366.75)	$(1,720.20)	$-
Membership Contributions	$-	$-	$59,380.00	$39,600.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$39,000.00	$18,833.25	$57,659.80	$39,600.00

	#HARMONK ILLEBREW 1955TOPPS PSA9	#Hamilton ChromeOrange Sapphire	#Honus Wagner 1910PSA5	#MLBHALL OFFAME BASEBALL
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$308,400.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$308,400.00
Net Income/(Loss)	$(18,740.80)	$(45,554.13)	$-	$(72,140.75)
Membership Contributions	$43,940.00	$60,000.00	$100,680.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$25,199.20	$14,445.87	$100,680.00	$236,259.25

	#JETERF OILRC BASKET BGS9.5	#JORDAN85 NIKE BASKET	#JORDAN EXQUISITE BGS8	#JORDAN ROO KIEJERSEY
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$(29,977.93)	$63,982.00	$-	$-
Membership Contributions	$103,350.00	$141,530.00	$81,300.00	$246,500.00
Membership Distributions	$-	$(203,000.00)	$-	$-
Balance December 31, 2021	$73,372.07	$2,512.00	$81,300.00	$246,500.00
Net Income/(Loss)	$(50,485.67)	$-	$(51,548.99)	$-
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$22,886.40	$2,512.00	$29,751.01	$246,500.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#JORDAN SIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#Jackie Robinson1952 ToppsPSA8.5	#Jackie Robinson53 Topps8
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$(10,271.22)	$-	$-	$-
Membership Contributions	$52,900.00	$42,200.00	$576,050.00	$59,000.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$42,628.78	$42,200.00	$576,050.00	$59,000.00
Net Income/(Loss)	$(32,837.51)	$(19,324.00)	$-	$(3,000.00)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$9,791.27	$22,876.00	$576,050.00	$56,000.00

	#JimmieFoxx 1938Bat	#Jokic Refractor 1of1	#Jordan 86FleerBGS 9.5Basket	#Jordan Exquisite 8.5Flashback
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$98,600.00	$24,110.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$98,600.00	$24,110.00	$-	$-
Net Income/(Loss)	$(22,735.63)	$(5,107.17)	$(75,658.16)	$(84,698.40)
Membership Contributions	$-	$-	$143,550.00	$181,000.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$75,864.37	$19,002.83	$67,891.84	$96,301.60

	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs	#JordanLe BronSignofthe Times	#Jordan MagicLe BronTriple AutoJers
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$86,750.00	$171,000.00	$131,900.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$86,750.00	$171,000.00	$131,900.00
Net Income/(Loss)	$(116,345.33)	$(55,881.69)	$(93,852.01)	$(39.40)
Membership Contributions	$200,900.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$(130,000.00)
Balance December 31, 2022	$84,554.67	$30,868.31	$77,147.99	$1,860.60

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET	#KOBEREE BOKIVERSO NRETROS
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(11,131.20)	$-
Membership Contributions	$31,250.00	$64,850.00	$71,610.00	$92,000.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$31,250.00	$64,850.00	$60,478.80	$92,000.00
Net Income/(Loss)	$-	$(31,111.64)	$(42,028.18)	$(64,125.70)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$31,250.00	$33,738.36	$18,450.62	$27,874.30

	#KOUFAX 1955 PSA8.5	#KOUFAX 55PSA9	#Kareem Points RecordBall	#KevinDurant HSJersey
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$64,620.00	$-	$-	$-
Membership Contributions	$37,920.00	$497,500.00	$-	$227,000.00
Membership Distributions	$(100,000.00)	$-	$-	$-
Balance December 31, 2021	$2,540.00	$497,500.00	$-	$227,000.00
Net Income/(Loss)	$-	$(104,500.04)	$(263,609.88)	$(108,302.00)
Membership Contributions	$-	$-	$392,500.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$2,540.00	$392,999.96	$128,890.12	$118,698.00

	#Kobe1997Air BallGame UsedShoes	#KobeBlack History MonthFinal SeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite# 24Jersey
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$710,700.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$710,700.00
Net Income/(Loss)	$-	$(28,041.50)	$(134,650.94)	$(385,275.81)
Membership Contributions	$132,300.00	$77,200.00	$209,100.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$132,300.00	$49,158.50	$74,449.06	$325,424.19

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#KobeBryant Rookie Sneakers	#KobeBryant RoyalBlue Jordan Sneakers	#KobeFinal Season Sneakers	#KobeLeBron JordanMagic QuadAuto
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$138,000.00	$93,001.00	$64,800.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$138,000.00	$93,001.00	$64,800.00	$-
Net Income/(Loss)	$16,510.00	$(52,568.50)	$(43,003.38)	$(85,521.08)
Membership Contributions	$-	$-	$-	$127,000.00
Membership Distributions	$(152,500.00)	$-	$-	$-
Balance December 31, 2022	$2,010.00	$40,432.50	$21,796.62	$41,478.92

	#Koufax PSA8	#LBJ Exquisite	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)		$-	$-	$-
Membership Contributions		$1,387,500.00	$-	$136,050.00
Membership Distributions		$-	$-	$-
Balance December 31, 2021	$-	$1,387,500.00	$-	$136,050.00
Net Income/(Loss)	$(16,405.24)	$(597,157.91)	$(7,465.21)	$(54,865.94)
Membership Contributions	$44,450.00	$-	$16,800.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$28,044.76	$790,342.09	$9,334.79	$81,184.06

	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ULTIMATE	#LUKA DONCICGU ROOKIE SNEAKERS
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$221,000.00	$379,120.00	$185,950.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$221,000.00	$379,120.00	$185,950.00	$-
Net Income/(Loss)	$(157,882.01)	$(287,477.38)	$(118,824.86)	$23,269.00
Membership Contributions	$-	$-	$-	$87,250.00
Membership Distributions	$-	$-	$-	$(115,000.00)
Balance December 31, 2022	$63,117.99	$91,642.62	$67,125.14	$(4,481.00)

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#LeBronBlack Diamond	#LeBron Credentials	#LeBron MeloBosh 2008Triple LogoMan	#LeBronMelo DualLogoman
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$78,750.00	$-	$309,750.00	$1,110,000.00
Membership Distributions	$-		$-	$-
Balance December 31, 2021	$78,750.00	$-	$309,750.00	$1,110,000.00
Net Income/(Loss)	$(46,369.85)	$(151,238.27)	$(232,179.72)	$(725,558.15)
Membership Contributions	$-	$196,000.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$32,380.15	$44,761.73	$77,570.28	$384,441.85

	#LeBron RookieShoes	#LouGehrig RCPhoto	#LukaRookie Jersey	#LukaWhite Sparkle
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$522,250.00	$721,000.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$522,250.00	$721,000.00
Net Income/(Loss)	$(108,640.59)	$(5,824.99)	$(161,167.67)	$(439,829.01)
Membership Contributions	$466,000.00	$54,260.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$357,359.41	$48,435.01	$361,082.33	$281,170.99

	#MAGIC BIRDDRJ	#MAGICBIRD DRJPSA8 BASKET	#MAGICBIRD LOGO MAN	#MAHO MESEMER ALDRPA BGS9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$368,580.00	$-	$-	$-
Membership Contributions	$355,280.00	$28,160.00	$512,800.00	$82,340.00
Membership Distributions	$(720,000.00)	$-	$-	$-
Balance December 31, 2021	$3,860.00	$28,160.00	$512,800.00	$82,340.00
Net Income/(Loss)	$-	$(20,274.58)	$(289,637.60)	$35,130.00
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(115,000.00)
Balance December 31, 2022	$3,860.00	$7,885.42	$223,162.40	$2,470.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#MANTLE1952 BOWMAN PSA8	#MANTLE 1952TOPPS PSA8	#MANTLE 1956PSA8 BASKET	#MANTLE 1960PSA9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$15,600.00	$498,800.00	$29,675.00	$42,270.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$15,600.00	$498,800.00	$29,675.00	$42,270.00
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$15,600.00	$498,800.00	$29,675.00	$42,270.00

	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET	#MARINO1984 ROOKIE CARDBGS10 BASKET	#MARINO MANNIN GFAVRE JERSEYS
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$53,200.00	$-	$51,940.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$53,200.00	$-	$51,940.00
Net Income/(Loss)	$-	$(22,362.71)	$(9,293.75)	$(11,190.59)
Membership Contributions	$316,000.00	$-	$19,580.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$316,000.00	$30,837.29	$10,286.25	$40,749.41

	#MAYS1951 BOWMAN7	#MAYS1951 PHOTO	#MAYS 1952PSA8	#MAYS1959 PSA9 BASKET
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$13,856.00	$-	$-
Membership Contributions	$105,000.00	$53,210.00	$307,750.00	$25,456.00
Membership Distributions	$-	$(65,000.00)	$-	$-
Balance December 31, 2021	$105,000.00	$2,066.00	$307,750.00	$25,456.00
Net Income/(Loss)	$(33,836.88)	$-	$(26,805.33)	$-
Membership Contributions	$-	$-	$(55,000.00)	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$71,163.12	$2,066.00	$225,944.67	$25,456.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#MAYS1960 PSA9	#MAY WEATHERRC PSA10	#MESSIROOKIE BASKET	#MIKANRC PHOTO
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$(17,741.25)	$-
Membership Contributions	$19,140.00	$26,270.00	$94,460.00	$57,500.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$19,140.00	$26,270.00	$76,718.75	$57,500.00
Net Income/(Loss)	$(926.36)	$(16,290.30)	$(47,908.24)	$27,170.00
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$(82,500.00)
Balance December 31, 2022	$18,213.64	$9,979.70	$28,810.51	$2,170.00

	#MLBAll StarGame TicketRun Collection	#MONTAN ARCPSA10	#MOOKIEBETTSG LOVE	#MPJ Championship Ticket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$67,320.00	$63,110.00	$31,450.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$67,320.00	$63,110.00	$31,450.00
Net Income/(Loss)	$(27,621.25)	$(17,120.70)	$(44,307.81)	$(27,550.58)
Membership Contributions	$50,900.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$23,278.75	$50,199.30	$18,802.19	$3,899.42

	#MagicBird DrJ1980 PSA9 (BH SPORTS	#MahomesBronze Basket	#Mahomes Immaculate Logo1of1	#Mahomes NT1of1
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$115,000.00	$227,000.00	$1,667,500.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$115,000.00	$227,000.00	$1,667,500.00
Net Income/(Loss)	$(16,306.37)	$(15,608.00)	$(112,054.32)	$(1,043,978.71)
Membership Contributions	$32,950.00	$-	$-	$-
Membership Distributions		$-	$-	$-
Balance December 31, 2022	$16,643.63	$99,392.00	$114,945.68	$623,521.29

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle 1957 ToppsPSA8.5
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$(32,641.05)	$-	$-	$-
Membership Contributions	$165,895.00	$53,000.00	$103,500.00	$63,700.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$133,253.95	$53,000.00	$103,500.00	$63,700.00
Net Income/(Loss)	$(74,439.25)	$(22,052.25)	$(1,733.64)	$(12,771.36)
Membership Contributions	$5.00	$-	$-	$(5,400.00)
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$58,819.70	$30,947.75	$101,766.36	$45,528.64

	#Mantle1964 Topps9	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$51,152.50	$-	$45,660.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$51,152.50	$-	$45,660.00	$-
Net Income/(Loss)	$(3,232.33)	$-	$(2,394.65)	$(5,174.36)
Membership Contributions	$-	$39,950.00	$-	$21,470.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$47,920.17	$39,950.00	$43,265.35	$16,295.64

	#Mantle1968 PSA9Basket	#Mantle1969 Topps9	#Mantle51 Bowman SGC7	#Mantle DebutStub
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$38,050.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$38,050.00	$-	$-	$-
Net Income/(Loss)	$(17,993.60)	$-	$(19,166.57)	$(85,723.88)
Membership Contributions	$-	$35,400.00	$83,845.00	$118,250.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$20,056.40	$35,400.00	$64,678.43	$32,526.12

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9	#Messi Megacracks #71PSA9	#Michael Porter JrBasket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$29,345.00	$59,000.00	$115,000.00	$31,065.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$29,345.00	$59,000.00	$115,000.00	$31,065.00
Net Income/(Loss)	$(6,896.46)	$(21,757.32)	$(56,061.27)	$(20,562.97)
Membership Contributions	$-	$-	$(25,000.00)	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$22,448.54	$37,242.68	$33,938.73	$10,502.03

	#Mikan48 Bowman PSA7	#NTBBall WaxBundle	#NadalNet ProGlossy	#Negro League Legendary CutsBasket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$42,551.00	$-	$-	$92,800.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$42,551.00	$-	$-	$92,800.00
Net Income/(Loss)	$(14,954.75)	$(78,599.62)	$-	$(59,607.27)
Membership Contributions	$-	$142,500.00	$30,650.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$27,596.25	$63,900.38	$30,650.00	$33,192.73

	#Nolan Ryan1968 MiltonBradley PSA9	#Nolan Ryan1968 ToppsPSA8.5	#OVECH KINTHEC UPBGS8.5	#OZZIE SMITHR CBGS9.5
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$14,890.00	$-
Membership Contributions	$-	$-	$42,250.00	$74,710.00
Membership Distributions	$-	$-	$(55,000.00)	$-
Balance December 31, 2021	$-	$-	$2,140.00	$74,710.00
Net Income/(Loss)	$(45,279.92)	$-	$-	$(54,009.10)
Membership Contributions	$172,500.00	$24,850.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$127,220.08	$24,850.00	$2,140.00	$20,700.90

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#Orange Dominguez	#Oscar Robertson Cincinnati RoyalsJersey	#OttoGraham 1950 Bowman PSA9	#OvechkinSP Auth Basket9.5
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$38,395.00	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$38,395.00	$-	$-	$-
Net Income/(Loss)	$(18,566.20)	$26,416.00	$20,645.00	$(6,470.54)
Membership Contributions	$-	$286,000.00	$45,890.00	$32,380.00
Membership Distributions	$-	$(320,000.00)	$(70,000.00)	$-
Balance December 31, 2022	$19,828.80	$(7,584.00)	$(3,465.00)	$25,909.46

	#Ovechkin TheCup BGSGem Mint9.5	#PaulMolitor 1978 ToppsPSA10	#PaulPierce 2010 ASGJersey	#Pele1958 Americana PSA3
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$31,450.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$31,450.00	$-
Net Income/(Loss)	$(145,768.63)	$(18,935.94)	$(26,336.00)	$(49,513.47)
Membership Contributions	$468,500.00	$53,990.00	$-	$126,740.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$322,731.37	$35,054.06	$5,114.00	$77,226.53

	#Peyton Manning MVPHelmet	#RICKEY HENDER SONRC PSA10	#RODGERS PLAYOFF CONTENDER SGREEN	#RONALDO 2002PANINI FUTEBOL STICKERS PSA10
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$11,136.00	$-
Membership Contributions	$190,020.00	$152,200.00	$20,949.00	$-
Membership Distributions	$-	$-	$(30,000.00)	$-
Balance December 31, 2021	$190,020.00	$152,200.00	$2,085.00	$-
Net Income/(Loss)	$(18,774.74)	$(58,664.51)	$-	$(49,849.30)
Membership Contributions	$-	$-	$-	$115,500.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$171,245.26	$93,535.49	$2,085.00	$65,650.70

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#RONALDO 2003PANINI MEGACRA QUESPSA10	#Ripken Rookie Jersey&Card Basket	#Roy Campanella 1949Bowman PSA9	#Ruth1914 Baltimore NewsSGC3
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$-	$-	$66,540.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$-	$-	$66,540.00
Net Income/(Loss)	$(170,975.47)	$(35,470.17)	$(23,100.00)	$-
Membership Contributions	$325,590.00	$159,400.00	$61,600.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$154,614.53	$123,929.83	$38,500.00	$66,540.00

	#Ruth33 GoudeySGC8	#Sadaharu OhBat	#Sandy Koufax1956 ToppsGray BackPSA9	#Satchel Paige48 LeafSGC30
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$142,250.00	$25,850.00	$-	$37,050.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$142,250.00	$25,850.00	$-	$37,050.00
Net Income/(Loss)	$-	$(5,780.44)	$(4,944.60)	$(12,192.93)
Membership Contributions	$-	$-	$36,090.00	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$142,250.00	$20,069.56	$31,145.40	$24,857.07

	#SeagerOrange Refractor Basket	#Serena03 NetProPSA10 Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$29,980.00
Membership Contributions	$16,880.00	$18,800.00	$-	$82,000.00
Membership Distributions	$-	$-	$-	$(110,000.00)
Balance December 31, 2021	$16,880.00	$18,800.00	$-	$1,980.00
Net Income/(Loss)	$(11,100.00)	$-	$(54,065.67)	$-
Membership Contributions	$-	$-	$99,950.00	$-
Membership Distributions	$(3,500.00)	$-	$-	$-
Balance December 31, 2022	$2,280.00	$18,800.00	$45,884.33	$1,980.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#TATISBOWMAN BLACKLABEL	#TATUM FLAWLESS10	#TEDWILLI AMS1939 PLAYBALL	#TIGER PUTTER
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$(22,135.00)	$-	$-	$-
Membership Contributions	$223,000.00	$47,600.00	$33,960.00	$210,730.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$200,865.00	$47,600.00	$33,960.00	$210,730.00
Net Income/(Loss)	$(154,336.25)	$54,580.00	$-	$-
Membership Contributions	$-	$-	$-	$5,130.00
Membership Distributions	$-	$(100,000.00)	$-	$-
Balance December 31, 2022	$46,528.75	$2,180.00	$33,960.00	$215,860.00

	#TIGERS IFORKIDS	#TIGERS PAUTHENTIC BGS9.5	#TRAEYOUNG FLAWLESS BGS9	#TYSONRC BASKET BGS9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$24,900.00	$36,900.00	$15,840.00	$70,900.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$24,900.00	$36,900.00	$15,840.00	$70,900.00
Net Income/(Loss)	$-	$(21,189.24)	$(8,252.95)	$(41,307.96)
Membership Contributions	$-	$-	$-	$(12,000.00)
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$24,900.00	$15,710.76	$7,587.05	$17,592.04

	#Tatum Flawless GoldBGS9.5	#TheRock Bumble BeePSA10	#Tiger1st EventStub	#TigerWoods DebutTicket
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$-	$48,200.00	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$48,200.00	$-	$-
Net Income/(Loss)	$(16,885.00)	$(26,665.00)	$(65,762.22)	$(44,543.19)
Membership Contributions	$60,000.00	$-	$94,950.00	$83,400.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$43,115.00	$21,535.00	$29,187.78	$38,856.81

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#TimDuncan PMGGreen	#TraeYoung Flawless GreenBGS9	#Trevor Lawrence LeafBasket	#Trout Finest Superfractor
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$-
Membership Contributions	$227,500.00	$24,840.00	$11,300.00	$282,500.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$227,500.00	$24,840.00	$11,300.00	$282,500.00
Net Income/(Loss)	$-	$(8,965.00)	$(6,720.73)	$(166,771.99)
Membership Contributions	$-	$-	$-	$-
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$227,500.00	$15,875.00	$4,579.27	$115,728.01

	#UNITAS1965 JERSEY	#UnitasPSA8	#WILT CHAMBER LAIN61 PSA9	#Warren Spahn1948 LeafPSA9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$144,898.00	$-
Membership Contributions	$167,000.00	$21,200.00	$207,400.00	$-
Membership Distributions	$-	$-	$(350,000.00)	$-
Balance December 31, 2021	$167,000.00	$21,200.00	$2,298.00	$-
Net Income/(Loss)	$-	$(8,604.67)	$-	$(41,313.55)
Membership Contributions	$-	$-	$-	$92,750.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2022	$167,000.00	$12,595.33	$2,298.00	$51,436.45

	#Wilt Chamberlain 1961Fleer RCPSA9	#YASTRZEMSK IRC9 BASKET	#YaoDuncan DirkTriple Logoman	#ZIONRP ABGS9
Balance December 31, 2020	$-	$-	$-	$-
Net Income/(Loss)	$-	$-	$-	$(21,593.88)
Membership Contributions	$-	$41,970.00	$-	$133,720.00
Membership Distributions	$-	$-	$-	$-
Balance December 31, 2021	$-	$41,970.00	$-	$112,126.12
Net Income/(Loss)	$(66,616.27)	$(3,874.00)	$(118,647.50)	$(57,645.87)
Membership Contributions	$355,999.50	$-	$171,000.00	$-
Membership Distributions	$-	$(36,000.00)	$-	$-
Balance December 31, 2022	$289,383.23	$2,096.00	$52,352.50	$54,480.25

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY/(DEFICIT)
YEARS ENDED DECEMBER 31, 2022 AND 2021

	#ZionPrizms BlueBGS10	CONSOLIDATED
Balance December 31, 2020	$-	$3,249,958.34
Net Income/(Loss)	$-	$1,507,733.25
Membership Contributions	$31,560.00	$26,725,652.00
Membership Distributions	$-	$(5,861,500.00)
Balance December 31, 2021	$31,560.00	$25,621,843.59
Net Income/(Loss)	$(20,317.88)	$(12,613,369.12)
Membership Contributions	$-	$9,473,739.50
Membership Distributions	$-	$(1,650,500.00)
Balance December 31, 2022	$11,242.12	$20,831,713.97

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#03EXQUISITE BOX	#03TOPPS CHROME WAX	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSET	#1959TOPPS BASEBALLSET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(22,915.80)	$(8,500.76)	$(21,601.50)	$(12,350.88)	$(24,467.34)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	22,915.80	8,500.76	21,601.50	12,350.88	24,467.34
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(1,002.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	(1,002.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,002.50
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(1,002.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	(78,747.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	(78,747.50)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	79,750.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	79,750.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$5,800.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#1964KOUFAX JERSEY	#1969TOPPS BASKET BALLSET	#1980Topps BasketballWax	#1986WAX	#2000PLAYOFF CONTENDERSWAX
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(25,898.73)	$(48,165.94)	$(18,590.25)	$(11,389.28)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	25,898.73	48,165.94	18,590.25	11,389.28	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(997.50)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	(997.50)	1,000.00	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	997.50	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(997.50)	1,000.00	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	(66,752.50)	(1,000.00)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	(66,752.50)	(1,000.00)	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	67,750.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	67,750.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$6,870.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#48LeafRuth SGC8	#49Bowman JackieAuto	#86Auto FleerSet	#96Skybox E-X2000Wax	#ACUNA GOLD9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(8,644.58)	$(26,011.40)	$-	$(10,978.93)	$(9,295.89)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	8,644.58	26,011.40	-	10,978.93	9,295.89
Other Receivables	-	-	-	-	-
Due from Related Party	-	(986.50)	(16,051.33)	(1,024.50)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(986.50)	(500.00)	(1,024.50)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	986.50	16,051.33	1,024.50	-
Net Cash Flows provided by (used in) Operating Activities	-	(986.50)	(500.00)	(1,024.50)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(37,863.50)	(109,500.00)	(28,525.50)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(37,863.50)	(109,500.00)	(28,525.50)	-

Cash Flows From Financing Activities:
Capital Contributions	-	38,850.00	110,000.00	29,550.00	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	38,850.00	110,000.00	29,550.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$32,500.00	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$5,850.00	$-	$2,620.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#ALKALINE1954 TOPPSPSA9	#ALIWBCBELT	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#Aaron1954 PSA8.50
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(19,690.50)	$-	$(80,368.43)	$(16,096.50)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	19,690.50	-	80,368.43	16,096.50	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,012.50)	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,012.50)	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,012.50	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(1,012.50)	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(38,737.50)	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(38,737.50)	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	39,750.00	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	39,750.00	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$2,800.00	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Aaron DecadeBasket	#Acuna Bowman10 Basket	#AlexRodriguez 09WSUniform	#AliRookie CardBVG8	#BANKS1954 PSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,060.21)	$(60,769.22)	$(87,643.01)	$(43,733.18)	$67,435.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	(67,435.00)
Impairment Loss on Series	13,060.21	60,769.22	87,643.01	43,733.18	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,081.00)	-	(995.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,081.00)	-	(995.00)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,081.00	-	995.00	-	-
Net Cash Flows provided by (used in) Operating Activities	(1,081.00)	-	(995.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(77,919.00)	-	(135,505.00)	-	-
Proceeds From Sale of Collectable Assets					155,000.00
Net Cash provided by (used in) Investing Activities	(77,919.00)	-	(135,505.00)	-	155,000.00

Cash Flows From Financing Activities:
Capital Contributions	79,000.00	-	136,500.00	-	-
Distributions to equity holders	-	-	-	-	(155,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	79,000.00	-	136,500.00	-	(155,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$2,180.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$7,520.00	$-	$13,000.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#BETTSGOLD REFRACTOR BASKET	#BRADYPLAYOFF CONTENDERS BASKET	#BRADY REEBOK FLAWLESS	#BRADY ROOKIE	#BabeRuth BowsOutPhoto
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(11,234.80)	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	11,234.80	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(1,017.40)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	250.00	-	-	-	(1,017.40)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,017.40
Net Cash Flows provided by (used in) Operating Activities	250.00	-	-	-	(1,017.40)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(250.00)	-	-	-	(34,842.60)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(250.00)	-	-	-	(34,842.60)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	35,860.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	35,860.00

Net increase (decrease) in cash	-	-	-	-	0.00

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$0.00

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$15,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Bellinger OrangeBGS9.5	#BettsBlue Refractor Basket	#BobbyOrr BruinsJersey	#Brady 01TicketBooklet	#Brady 2000SPXS pectrumBGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(20,286.75)	$(25,397.46)	$(124,296.09)	$(8,310.97)	$(280,353.86)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	20,286.75	25,397.46	124,296.09	8,310.97	280,353.86
Other Receivables	-	-	-	-	-
Due from Related Party	(1,015.00)	-	(860.00)	(1,015.00)	(790.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,015.00)	-	(860.00)	(1,015.00)	(790.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,015.00	-	860.00	1,015.00	790.00
Net Cash Flows provided by (used in) Operating Activities	(1,015.00)	-	(860.00)	(1,015.00)	(790.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(24,985.00)	-	(398,140.00)	(9,985.00)	(287,710.00)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(24,985.00)	-	(398,140.00)	(9,985.00)	(287,710.00)

Cash Flows From Financing Activities:
Capital Contributions	26,000.00	-	399,000.00	11,000.00	288,500.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	26,000.00	-	399,000.00	11,000.00	288,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$990.00	$250,000.00
Membership Interests issued to asset manager as consideration	$1,800.00	$-	$30,000.00	$-	$25,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Brady Bowman10	#Brady Championship Ticket	#Brady DebutTicket	#CHAMBER LAINHS UNIFORM	#CHAMBER LAINPHILA JERSEY59-60
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(15,060.93)	$(1,442,831.15)	$(49,530.38)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	15,060.93	1,442,831.15	49,530.38	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(982.50)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	(982.50)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	982.50	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(982.50)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	(96,767.50)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	(96,767.50)	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	97,750.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	97,750.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$11,500.00	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$10,000.00	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$8,000.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBB MINTE98	#COBB VINTAGET 206PHOTO	#CROSBYTHE CUPBASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(362.96)	$(31,093.50)	$(48,069.39)	$(18,591.75)	$(72,586.59)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	362.96	31,093.50	48,069.39	18,591.75	72,586.59
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#CassiusClay SonyListon UPIType1	#Charles Barkley SunsJersey	#Chicago BullsDynasty Hardwood	#ChrisBosh GameWorn Raptors Sneakers	#Clemente 65-68Bat
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(19,118.71)	$(222,083.15)	$(12,269.42)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	19,118.71	222,083.15	12,269.42	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,110.50)	(985.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,110.50)	(985.00)	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,110.50	985.00	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(1,110.50)	(985.00)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(22,839.50)	(150,515.00)	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(22,839.50)	(150,515.00)	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	23,950.00	151,500.00	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	23,950.00	151,500.00	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$1,000.00	$8,400.00	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Cristiano Ronaldo RC1of1	#Crosby WinterClassic Skates	#CURRY BASKET	#CurryGold ToppsPSA10	#Curry RPABGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(173,191.75)	$(5,093.63)	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	173,191.75	5,093.63	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,090.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,090.00)	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,090.00	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,090.00)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(17,410.00)	-	(32,000.00)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(17,410.00)	-	(32,000.00)	-

Cash Flows From Financing Activities:
Capital Contributions	-	18,500.00	-	32,000.00	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	18,500.00	-	32,000.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-		$-
Membership Interests issued to asset manager as consideration	$-	$600.00	$-		$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#DEVERS SUPERFR ACTOR	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROME REFRAC TORPSA10	#DWADE ULTIMATE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(37,376.58)	$(32,343.30)	$(2,456.25)	$(29,173.66)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	37,376.58	32,343.30	2,456.25	29,173.66
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#DaveBing Signed50 Greatest NBAPlay	#Donovan MitchellNT9.5	#Durant07-08 Exquisite Limited LogosBGS9.5	#ELWAY1984 ROOKIE CARDPSA10 BASKET	#EMMITT SMITH10K JERSEY
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(65,045.26)	$(13,646.04)	$-	$(16,601.56)	$(27,577.50)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	65,045.26	13,646.04	-	16,601.56	27,577.50
Other Receivables	-	-	-	-	-
Due from Related Party	(1,185.00)	-	(945.30)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,185.00)	-	(945.30)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,185.00	-	945.30	-	-
Net Cash Flows provided by (used in) Operating Activities	(1,185.00)	-	(945.30)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(98,815.00)	-	(99,024.70)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(98,815.00)	-	(99,024.70)	-	-

Cash Flows From Financing Activities:
Capital Contributions	100,000.00	-	99,970.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	100,000.00	-	99,970.00	-	-

Net increase (decrease) in cash	-	-	(0.00)	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$(0.00)	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$100,000.00	$-	$-
Membership Interests issued to asset manager as consideration	$6,510.00	$-	$22,800.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#EMMITT SMITH MVPBASKET	#ERLING HAALAND PSA10BASKET	#EddiePlank T206PSA4	#Embiid First50 Point GameJersey	#Eruzione 1980Miracle OnIce GoldJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(36,745.57)	$-	$(76,299.37)	$(28,353.63)	$(267,196.00)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	36,745.57	-	76,299.37	28,353.63	267,196.00
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	(1,020.00)	(1,195.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	(1,020.00)	(1,195.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	1,020.00	1,195.00
Net Cash Flows provided by (used in) Operating Activities	-	-	-	(1,020.00)	(1,195.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	(36,480.00)	(76,805.00)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	(36,480.00)	(76,805.00)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	37,500.00	78,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	37,500.00	78,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$630,000.00
Membership Interests issued to asset manager as consideration	$-	$-	$-	$1,920.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#FRANK ROBINSON 1957PSA9 BASKET	#FRANKRO BINSON 500HRBAT	#GIANNIS GOLD IMMACULATE	#GIANNISRPA	#GLEY BERTOR RESO RANGE9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$19,728.00	$-	$(10,327.00)	$83,470.00	$(16,534.68)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	(19,728.00)	-	-	(83,470.00)	-
Impairment Loss on Series	-	-	10,327.00	-	16,534.68
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets	96,000.00			200,000.00
Net Cash provided by (used in) Investing Activities	96,000.00	-	-	200,000.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(96,000.00)	-	-	(200,000.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	(96,000.00)	-	-	(200,000.00)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$1,254.00	$-	$-	$1,225.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#GRETZKY OPEECHEE1979	#GRIFFEY89 UPPER DECKSGC GOLD	#GaryCarter 1975 PSA10Basket	#Giannis48 PointGame Sneakers	#Gretzky1979 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(8,914.57)	$-	$(7,366.75)	$(1,720.20)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	8,914.57	-	7,366.75	1,720.20
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(315.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	(315.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	315.00
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(315.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(15,500.00)	-	-	(40,685.00)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(15,500.00)	-	-	(40,685.00)

Cash Flows From Financing Activities:
Capital Contributions	-	15,500.00	-	-	41,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	15,500.00	-	-	41,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$8,900.00
Membership Interests issued to asset manager as consideration	$-	$1,860.00	$-	$-	$9,480.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Gretzky1981 SportsIllustrated CoverCGC9.4	#HARMONKILLE BREW1955 TOPPSPSA9	#HamiltonChrome OrangeSapphire	#HonusWagner 1910PSA5	#JACKIE ROBINSON AUTOBAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(18,740.80)	$(45,554.13)	$-	$(12,646.22)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	18,740.80	45,554.13	-	12,646.22
Other Receivables	-	-	-	-	-
Due from Related Party	(4,000.00)	(1,272.50)	(1,060.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(4,000.00)	(1,272.50)	(1,060.00)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	4,000.00	1,272.50	1,060.00	-	-
Net Cash Flows provided by (used in) Operating Activities	(4,000.00)	(1,272.50)	(1,060.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(33,500.00)	(38,677.50)	(50,440.00)	(75,000.00)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(33,500.00)	(38,677.50)	(50,440.00)	(75,000.00)	-

Cash Flows From Financing Activities:
Capital Contributions	37,500.00	39,950.00	51,500.00	75,000.00	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	37,500.00	39,950.00	51,500.00	75,000.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$5,000.00	$14,900.00	$-
Membership Interests issued to asset manager as consideration	$2,100.00	$3,990.00	$3,500.00	$10,780.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITEBGS8	#JORDAN PSA10	#JORDANSIGNED PROFESSIONAL BAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(50,485.67)	$-	$(51,548.99)	$-	$(32,837.51)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	50,485.67	-	51,548.99	-	32,837.51
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Jackie Leaf3.5	#JackieRobinson 1952Topps PSA8.5	#JackieRobinson 53Topps8	#JimmieFoxx 1938Bat	#JokicRefractor 1of1
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(19,324.00)	$-	$(3,000.00)	$(22,735.63)	$(5,107.17)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	19,324.00	-	3,000.00	22,735.63	5,107.17
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Jordan86 FleerBGS9.5 Basket	#JordanExquisite 8.5Flashback	#JordanFleer 86SGC10	#JordanLe BronMagic TripleSigs	#JordanLe BronSign oftheTimes
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(75,658.16)	$(84,698.40)	$(116,345.33)	$(55,881.69)	$(93,852.01)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	75,658.16	84,698.40	116,345.33	55,881.69	93,852.01
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,005.00)	(1,405.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,005.00)	(1,405.00)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,005.00	1,405.00	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,005.00)	(1,405.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(129,950.00)	(163,995.00)	(188,095.00)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(129,950.00)	(163,995.00)	(188,095.00)	-	-

Cash Flows From Financing Activities:
Capital Contributions	129,950.00	165,000.00	189,500.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	129,950.00	165,000.00	189,500.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$13,600.00	$16,000.00	$11,400.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#JordanMagicLe BronTriple AutoJersey	#Jordan Rookie Jersey	#JoshAllen GoldBGS9.5	#JustinHerbert Hidden TreasureRPA	#KAWHI BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(39.40)	$-	$-	$(31,111.64)	$(42,028.18)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	39.40	-	-		-
Impairment Loss on Series	-	-	-	31,111.64	42,028.18
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	0.00	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets	130,000.00
Net Cash provided by (used in) Investing Activities	130,000.00	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	(130,000.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(130,000.00)	-	-	-	-

Net increase (decrease) in cash	0.00	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$0.00	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$930.30	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#KOBEREEBOK IVERSONRETROS	#KOUFAX 1955PSA8.5	#KOUFAX 55PSA9	#KareemPoints RecordBall	#KevinDurant HSJersey
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(64,125.70)	$-	$(104,500.04)	$(263,609.88)	$(108,302.00)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	64,125.70	-	104,500.04	263,609.88	108,302.00
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	(850.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	(850.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	850.00	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	(850.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	(286,650.00)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	(286,650.00)	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	287,500.00	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	287,500.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$87,500.00	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$17,500.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Kobe1997 AirBallGame UsedShoes	#KobeBlack HistoryMonth FinalSeasonShoes	#KobeBryant 2001Warm UpJacket	#KobeBryant FirstWhite #24Jersey	#KobeBryant RookieSneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(28,041.50)	$(134,650.94)	$(385,275.81)	$16,510.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	(16,510.00)
Impairment Loss on Series	-	28,041.50	134,650.94	385,275.81	-
Other Receivables	-	-	-	-	-
Due from Related Party	(400.00)	(1,005.00)	(995.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(400.00)	(1,005.00)	(995.00)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	400.00	1,005.00	995.00	-	-
Net Cash Flows provided by (used in) Operating Activities	(400.00)	(1,005.00)	(995.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(43,350.00)	(70,995.00)	(199,005.00)	-	-
Proceeds From Sale of Collectable Assets					152,500.00
Net Cash provided by (used in) Investing Activities	(43,350.00)	(70,995.00)	(199,005.00)	-	152,500.00

Cash Flows From Financing Activities:
Capital Contributions	43,750.00	72,000.00	200,000.00	-	-
Distributions to equity holders	-	-	-	-	(152,500.00)
Net Cash Flows Provided by (Used In) Financing Activities	43,750.00	72,000.00	200,000.00	-	(152,500.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$1,005.00

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$81,650.00	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$6,900.00	$5,200.00	$9,100.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#KobeBryant RoyalBlue JordanSneakers	#KobeFinal SeasonSneakers	#KobeLeBron JordanMagic QuadAuto	#Koufax PSA8	#LBJ Exquisite
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(52,568.50)	$(43,003.38)	$(85,521.08)	$(16,405.24)	$(597,157.91)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	52,568.50	43,003.38	85,521.08	16,405.24	597,157.91
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(1,010.00)	(1,090.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	(1,010.00)	(1,090.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	1,010.00	1,090.00	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(1,010.00)	(1,090.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	(120,490.00)	(36,760.00)	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	(120,490.00)	(36,760.00)	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	121,500.00	37,850.00	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	121,500.00	37,850.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$5,500.00	$6,600.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#LBJKobe ToppsBasket	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT	#LEBRON MELOW ADETRIORC	#LEBRON ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(7,465.21)	$(54,865.94)	$(157,882.01)	$(287,477.38)	$28,696.58
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	(28,696.58)
Impairment Loss on Series	7,465.21	54,865.94	157,882.01	287,477.38	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(15,000.00)	-	-	-	-
Proceeds From Sale of Collectable Assets					75,000.00
Net Cash provided by (used in) Investing Activities	(15,000.00)	-	-	-	75,000.00

Cash Flows From Financing Activities:
Capital Contributions	15,000.00	-	-	-	-
Distributions to equity holders	-	-	-	-	(75,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	15,000.00	-	-	-	(75,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$2,273.29

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$1,800.00	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#LEBRON ULTIMATE	#LUKADONCICGU ROOKIE SNEAKERS	#LeBron BlackDiamond	#LeBron Credentials	#LeBronMelo Bosh2008 TripleLogoMan
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(118,824.86)	$23,269.00	$(46,369.85)	$(151,238.27)	$(232,179.72)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	(29,720.00)	-	-	-
Impairment Loss on Series	118,824.86	-	46,369.85	151,238.27	232,179.72
Other Receivables	-	-	-	-	-
Due from Related Party	-	(985.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(985.00)	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	6,451.00	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,970.00)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(65,030.00)	-	(175,000.00)	-
Proceeds From Sale of Collectable Assets		115,000.00
Net Cash provided by (used in) Investing Activities	-	49,970.00	-	(175,000.00)	-

Cash Flows From Financing Activities:
Capital Contributions	-	67,000.00	-	175,000.00	-
Distributions to equity holders	-	(115,000.00)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(48,000.00)	-	175,000.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$15,000.00	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$5,250.00	$-	$21,000.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#LeBron MeloDual Logoman	#LeBron RookieShoes	#LouGehrig RCPhoto	#LukaRookie Jersey	#LukaWhite Sparkle
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(725,558.15)	$(108,640.59)	$(5,824.99)	$(161,167.67)	$(439,829.01)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	725,558.15	108,640.59	5,824.99	161,167.67	439,829.01
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,075.00)	(1,012.60)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,075.00)	(1,012.60)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,075.00	1,012.60	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,075.00)	(1,012.60)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(448,925.00)	(24,727.40)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(448,925.00)	(24,727.40)	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	450,000.00	25,740.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	450,000.00	25,740.00	-	-

Net increase (decrease) in cash	-	-	(0.00)	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$(0.00)	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$25,760.00	$-	$-
Membership Interests issued to asset manager as consideration	$-	$16,000.00	$2,760.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#MAGICBIRDDRJ	#MAGICBIRDDR JPSA8BASKET	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPABGS9	#MAHOMES ROOKIE
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(20,274.58)	$(289,637.60)	$35,130.00	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	(35,130.00)	-
Impairment Loss on Series	-	20,274.58	289,637.60	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets				115,000.00
Net Cash provided by (used in) Investing Activities	-	-	-	115,000.00	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	(115,000.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	(115,000.00)	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$1,235.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#MANTLE1952 TOPPSPSA8	#MANTLE1960 PSA9	#MANTLE52 TOPPSPSA7	#MANTLE54 BOWMAN BASKET	#MANTLEMINT 1953
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(22,362.71)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	22,362.71	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	35,972.00	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	(35,972.00)	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	(285,000.00)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	(285,000.00)	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	285,000.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	285,000.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$14,000.00	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$17,000.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#MARINO1984 ROOKIECARD BGS10BASKET	#MARINO MANNINGFAVRE JERSEYS	#MAYS1951 BOWMAN7	#MAYS1952 PSA8	#MAYS1959 PSA9BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(9,293.75)	$(11,190.59)	$(33,836.88)	$(26,805.33)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	9,293.75	11,190.59	33,836.88	26,805.33	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(16,500.00)	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(16,500.00)	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	16,500.00	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	16,500.00	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$55,000.00	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$3,080.00	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#MAYS1960 PSA9	#MAYWEATHER RCPSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBAll StarGameTicket RunCollection
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(926.36)	$(16,290.30)	$(47,908.24)	$27,170.00	$(27,621.25)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	(27,170.00)	-
Impairment Loss on Series	926.36	16,290.30	47,908.24	-	27,621.25
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(1,010.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	(1,010.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,010.00
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(1,010.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	(46,490.00)
Proceeds From Sale of Collectable Assets				82,500.00
Net Cash provided by (used in) Investing Activities	-	-	-	82,500.00	(46,490.00)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	47,500.00
Distributions to equity holders	-	-	-	(82,500.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	(82,500.00)	47,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$1,085.00	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$3,400.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#MLBHALLOF FAMEBASEBALL	#MONTANARC PSA10	#MOOKIEBETTS GLOVE	#MPJ Championship Ticket	#MagicBird DrJ1980PSA9 (BH SPORTS
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(72,140.75)	$(17,120.70)	$(44,307.81)	$(27,550.58)	$(16,306.37)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	72,140.75	17,120.70	44,307.81	27,550.58	16,306.37
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(1,100.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	(1,100.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	1,100.50
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(1,100.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	(28,849.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	(28,849.50)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	29,950.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	29,950.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$3,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Mahomes BronzeBasket	#Mahomes Immaculate1of1	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1952 BowmanPSA8
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(15,608.00)	$(112,054.32)	$(1,043,978.71)	$(74,439.25)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	15,608.00	112,054.32	1,043,978.71	74,439.25	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Mantle1953 Bowman8Basket	#Mantle1953 Topps8	#Mantle1956 PSA8Basket	#Mantle1957 ToppsPSA8.5	#Mantle1964 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(22,052.25)	$(1,733.64)	$-	$(12,771.36)	$(3,232.33)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	22,052.25	1,733.64	-	12,771.36	3,232.33
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$5,400.00	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Mantle1965 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1967 Topps9	#Mantle1968 PSA9Basket	#Mantle1969 Topps9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(2,394.65)	$(5,174.36)	$(17,993.60)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	2,394.65	5,174.36	17,993.60	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,250.50)	-	(635.50)	-	(3,060.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,250.50)	-	(685.50)	-	(3,060.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,250.50	-	635.50	-	3,060.00
Net Cash Flows provided by (used in) Operating Activities	(1,250.50)	-	(685.50)	-	(3,060.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(26,699.50)	-	(19,264.50)	-	(29,440.00)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(26,699.50)	-	(19,264.50)	-	(29,440.00)

Cash Flows From Financing Activities:
Capital Contributions	27,950.00	-	19,950.00	-	32,500.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	27,950.00	-	19,950.00	-	32,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$7,500.00	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$4,500.00	$-	$1,520.00	$-	$2,900.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Mantle51 BowmanSGC7	#Mantle DebutStub	#Maris58 ToppsPSA9	#Mays1951 Photo	#Mays1956 GrayPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(19,166.57)	$(85,723.88)	$(6,896.46)	$-	$(21,757.32)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	19,166.57	85,723.88	6,896.46	-	21,757.32
Other Receivables	-	-	-	-	-
Due from Related Party	(960.25)	(1,012.50)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(960.25)	(1,012.50)	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	960.25	1,012.50	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(960.25)	(1,012.50)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(78,714.75)	(80,237.50)	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(78,714.75)	(80,237.50)	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	79,675.00	81,250.00	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	79,675.00	81,250.00	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$30,000.00	$-	$-	$-
Membership Interests issued to asset manager as consideration	$4,170.00	$7,000.00	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Messi Megacracks #71PSA9	#Michael PorterJrBasket	#Mikan48 BowmanPSA7	#NTBBall WaxBundle	#NadalNet ProGlossy
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(56,061.27)	$(20,562.97)	$(14,954.75)	$(78,599.62)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	56,061.27	20,562.97	14,954.75	78,599.62	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	(975.00)	(1,038.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	(975.00)	(1,038.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	975.00	1,038.50
Net Cash Flows provided by (used in) Operating Activities	-	-	-	(975.00)	(1,038.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	(134,025.00)	(17,611.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	(134,025.00)	(17,611.50)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	135,000.00	18,650.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	135,000.00	18,650.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$25,000.00	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$10,000.00
Membership Interests issued to asset manager as consideration	$-	$-	$-	$7,500.00	$2,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#NegroLeague Legendary CutsBasket	#NolanRyan1968 MiltonBradley PSA9	#NolanRyan1968 ToppsPSA8.5	#OVECHKIN THECUPBGS8.5	#OZZIESMITHRC BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(59,607.27)	$(45,279.92)	$-	$-	$(54,009.10)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	59,607.27	45,279.92	-	-	54,009.10
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,030.00)	(1,061.50)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,030.00)	(1,061.50)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,030.00	1,061.50	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,030.00)	(1,061.50)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(103,970.00)	(17,788.50)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(103,970.00)	(17,788.50)	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	105,000.00	18,850.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	105,000.00	18,850.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$49,500.00	$5,000.00	$-	$-
Membership Interests issued to asset manager as consideration	$-	$18,000.00	$1,000.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Orange Dominguez	#OscarRobertson Cincinnati RoyalsJersey	#OttoGraham1950 BowmanPSA9	#Ovechkin SPAuthBasket9.5	#Ovechkin TheCupBGS GemMint9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(18,566.20)	$26,416.00	$20,645.00	$(6,470.54)	$(145,768.63)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	(35,830.00)	(26,133.00)	-	-
Impairment Loss on Series	18,566.20	-	-	6,470.54	145,768.63
Other Receivables	-	-	-	-	-
Due from Related Party	-	(915.00)	(1,011.50)	(1,290.10)	(830.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(915.00)	(1,011.50)	(1,290.10)	(830.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	9,414.00	5,488.00	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	1,290.10	830.00
Net Cash Flows provided by (used in) Operating Activities	-	(1,830.00)	(2,023.00)	(1,290.10)	(830.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(154,170.00)	(40,827.00)	(28,699.90)	(323,670.00)
Proceeds From Sale of Collectable Assets		320,000.00	70,000.00
Net Cash provided by (used in) Investing Activities	-	165,830.00	29,173.00	(28,699.90)	(323,670.00)

Cash Flows From Financing Activities:
Capital Contributions	-	156,000.00	42,850.00	29,990.00	324,500.00
Distributions to equity holders	-	(320,000.00)	(70,000.00)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(164,000.00)	(27,150.00)	29,990.00	324,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$112,500.00	$-	$-	$100,000.00
Membership Interests issued to asset manager as consideration	$-	$17,500.00	$3,040.00	$2,390.00	$44,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#PaulMolitor 1978ToppsPSA10	#PaulPierce2010 ASGJersey	#Pele1958 AmericanaPSA3	#PeytonManning MVPHelmet	#RICKEYHENDER SONRCPSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(18,935.94)	$(26,336.00)	$(49,513.47)	$(18,774.74)	$(58,664.51)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	18,935.94	26,336.00	49,513.47	18,774.74	58,664.51
Other Receivables	-	-	-	-	-
Due from Related Party	(1,017.50)	-	(1,002.50)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,017.50)	-	(1,002.50)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,017.50	-	1,002.50	-	-
Net Cash Flows provided by (used in) Operating Activities	(1,017.50)	-	(1,002.50)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(38,732.50)	-	(118,247.50)	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(38,732.50)	-	(118,247.50)	-	-

Cash Flows From Financing Activities:
Capital Contributions	39,750.00	-	119,250.00	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	39,750.00	-	119,250.00	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$10,000.00	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$4,240.00	$-	$7,490.00	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#RONALDO2002 PANINIFUTEBOL STICKERSPSA10	#RONALDO2003 PANINIMEGA CRAQUESPSA10	#RUTH33 GOUDEYSGC8	#RUTHGEHRIG BALL	#RipkenRookie Jersey&Card Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(49,849.30)	$(170,975.47)	$-	$-	$(35,470.17)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	49,849.30	170,975.47	-	-	35,470.17
Other Receivables	-	-	-	-	-
Due from Related Party	(965.00)	(875.00)	-	-	(956.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(965.00)	(875.00)	-	-	(956.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	965.00	875.00	-	-	956.50
Net Cash Flows provided by (used in) Operating Activities	(965.00)	(875.00)	-	-	(956.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(58,535.00)	(161,125.00)	-	-	(140,893.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	(58,535.00)	(161,125.00)	-	-	(140,893.50)

Cash Flows From Financing Activities:
Capital Contributions	59,500.00	162,000.00	-	-	141,850.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	59,500.00	162,000.00	-	-	141,850.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$50,000.00	$143,500.00	$-	$-	$6,750.00
Membership Interests issued to asset manager as consideration	$6,000.00	$20,090.00	$-	$-	$10,800.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#RodgersPlayoff Contenders Green	#Roy Campanella1949 BowmanPSA9	#Ruth1914 Baltimore NewsSGC3	#Sadaharu OhBat	#SandyKoufax1956 ToppsGray BackPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(23,100.00)	$-	$(5,780.44)	$(4,944.60)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	23,100.00	-	5,780.44	4,944.60
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	(267.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	(267.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	267.50
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	(267.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(55,000.00)	-	-	(33,482.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(55,000.00)	-	-	(33,482.50)

Cash Flows From Financing Activities:
Capital Contributions	-	55,000.00	-	-	33,750.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	55,000.00	-	-	33,750.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$6,600.00	$-	$-	$2,340.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#SatchelPaige48 LeafSGC30	#SeagerOrange RefractorBasket	#Serena03 NetProPSA10 Basket	#ShoelessJoe Jackson1915 PSA8	#StephCurry Sneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,192.93)	$(11,100.00)	$-	$(54,065.67)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	11,100.00	-	-	-
Impairment Loss on Series	12,192.93	-	-	54,065.67	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	(1,227.50)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	5.00	-	-	(1,227.50)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	1,227.50	-
Net Cash Flows provided by (used in) Operating Activities	5.00	-	-	(1,227.50)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(5.00)	-	-	(88,522.50)	-
Proceeds From Sale of Collectable Assets		3,500.00
Net Cash provided by (used in) Investing Activities	(5.00)	3,500.00	-	(88,522.50)	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	89,750.00	-
Distributions to equity holders	-	(3,500.00)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(3,500.00)	-	89,750.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,140.00	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$10,200.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#TATISBOWMAN BLACKLABEL	#TATUMFLAW LESS10	#TIGER PUTTER	#TIGER SPAUTHENTIC BGS9.5	#TRAEYOUNGFLAW LESSBGS9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(154,336.25)	$54,580.00	$-	$(21,189.24)	$(8,252.95)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	(54,580.00)	-	-	-
Impairment Loss on Series	154,336.25	-	-	21,189.24	8,252.95
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	-
Proceeds From Sale of Collectable Assets		100,000.00
Net Cash provided by (used in) Investing Activities	-	100,000.00	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	-
Distributions to equity holders	-	(100,000.00)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	(100,000.00)	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$1,090.00	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$5,130.00	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#TYSONRCBGS9 BASKET	#TatumFlawless GoldBGS9.5	#TedWilliams 1939PlayBall	#TheRockBumble BeePSA10	#Tiger1st EventStub
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(41,307.96)	$(16,885.00)	$-	$(26,665.00)	$(65,762.22)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	41,307.96	16,885.00	-	26,665.00	65,762.22
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,115.00)	-	-	(999.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,115.00)	-	-	(999.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,115.00	-	-	999.50
Net Cash Flows provided by (used in) Operating Activities	-	(1,115.00)	-	-	(999.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(44,885.00)	-	-	(71,550.50)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(44,885.00)	-	-	(71,550.50)

Cash Flows From Financing Activities:
Capital Contributions	-	46,000.00	-	-	72,550.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	46,000.00	-	-	72,550.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$12,000.00	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$10,000.00	$-	$-	$16,000.00
Membership Interests issued to asset manager as consideration	$-	$4,000.00	$-	$-	$6,400.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Tiger SIforKids	#TigerWoods DebutTicket	#TimDuncan PMGGreen	#TraeYoung FlawlessGreen BGS9	#Trevor LawrenceLeaf Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(44,543.19)	$-	$(8,965.00)	$(6,720.73)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	44,543.19	-	8,965.00	6,720.73
Other Receivables	-	-	-	-	-
Due from Related Party	-	(990.00)	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(990.00)	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	990.00	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(990.00)	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(77,510.00)	-	-	-
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	(77,510.00)	-	-	-

Cash Flows From Financing Activities:
Capital Contributions	-	78,500.00	-	-	-
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	78,500.00	-	-	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$4,900.00	$-	$-	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#TroutFinest Superfractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAMBER LAIN61PSA9	#Warren Spahn1948 LeafPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(166,771.99)	$-	$(8,604.67)	$-	$(41,313.55)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	166,771.99	-	8,604.67	-	41,313.55
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	-	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	-	-	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	-	-	(86,000.00)
Proceeds From Sale of Collectable Assets
Net Cash provided by (used in) Investing Activities	-	-	-	-	(86,000.00)

Cash Flows From Financing Activities:
Capital Contributions	-	-	-	-	86,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	-	-	-	86,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset manager as consideration	$-	$-	$-	$-	$6,750.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#Wilt Chamberlain1961 FleerRCPSA9	#WiltChamberlain 61PSA9	#YASTRZEMSKIR C9BASKET	#YaoDuncanDirk TripleLogoman	#ZION RPABGS9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(66,616.27)	$-	$(3,874.00)	$(118,647.50)	$(57,645.87)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-	-	3,874.00	-	-
Impairment Loss on Series	66,616.27	-	-	118,647.50	57,645.87
Other Receivables	-	-	-	-	-
Due from Related Party	(0.50)	-	-	(3,190.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	-	(3,190.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Taxes Payable	-	-	-	-	-
Due to Affiliate CTI	-	-	-	-	-
Due to Affiliate CSAM	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	0.50	-	-	3,190.00	-
Net Cash Flows provided by (used in) Operating Activities	-	-	-	(3,190.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(319,999.50)	-	-	(85,310.00)	-
Proceeds From Sale of Collectable Assets			36,000.00
Net Cash provided by (used in) Investing Activities	(319,999.50)	-	36,000.00	(85,310.00)	-

Cash Flows From Financing Activities:
Capital Contributions	319,999.50	-	-	88,500.00	-
Distributions to equity holders	-	-	(36,000.00)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	319,999.50	-	(36,000.00)	88,500.00	-

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	$-	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$1,048.00	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$-	$-	$-
Membership Interests issued to asset seller as consideration	$-	$-	$-	$75,000.00	$-
Membership Interests issued to asset manager as consideration	$36,000.00	$-	$-	$7,500.00	$-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2022

	#ZionPrizms BlueBGS10	CSA	CONSOLIDATED
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(20,317.88)	$(171.37)	$(12,613,369.12)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain (-)/Loss (+) on Sale of Assets	-		(409,389.18)
Impairment Loss on Series	20,317.88	-	13,001,233.93
Other Receivables	-	27,520.00	27,520.00
Due from Related Party	-	47,656.98	-
CSA Due From CSAM	-	(879,792.42)	(879,792.42)
Reserve - Asset	-	-	(66,872.15)
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	466,770.00	466,770.00
Taxes Payable	-	-	21,353.00
Due to Affiliate CTI	-	68,023.90	68,023.90
Due to Affiliate CSAM	-	(380,400.00)	(380,400.00)
Consignment Liabilities	-	-	(35,972.00)
Sale Payout Liability	-	(18,784.33)	(18,784.33)
Other Current Liabilities	-	-	80,717.48
Net Cash Flows provided by (used in) Operating Activities	-	(669,177.24)	(738,960.89)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	-	(6.994,650.85)
Proceeds From Sale of Collectable Assets			1,650,500.00
Net Cash provided by (used in) Investing Activities	-	-	(5,344,150.85)

Cash Flows From Financing Activities:
Capital Contributions	-	-	7,064,434.50
Distributions to equity holders	-	-	(1,650,500.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	-	5,413,934.50

Net increase (decrease) in cash	-	(669,177.24)	(669,177.24)

Cash at Beginning of Period	-	1,159,637.15	1,159,637.15

Cash at End of Period	$-	$490,459.91	$490,459.91

Supplemental Disclosure of Non-Cash Operations:
Other Current Liability prior years written off against Gain/(Loss) on Series	$-	$-	$14,465.59

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests surrendered by asset seller as consideration	$-	$-	$108,900.00
Membership Interests issued to asset seller as consideration	$-	$-	$1,907,080.00
Membership Interests issued to asset manager as consideration	$-	$-	$611,120.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#03Exquisite Box	#03Topps Chrome Wax	#18-19BASKET BALLGROWTH BASKET	#1909E95 SGCSet	#1964KOUFAX JERSEY
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,027.50)	-	(1,032.00)	(1,052.50)	(1,035.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,027.50)	-	(1,032.00)	(1,052.50)	(1,035.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,027.50	-	1,032.00	1,052.50	1,035.00
Net Cash Flows provided by (used in) Operating Activities	(1,027.50)	-	(1,032.00)	(1,052.50)	(1,035.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(78,722.50)	(22,750.00)	(42,962.00)	(34,197.50)	(125,465.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(78,722.50)	(22,750.00)	(42,962.00)	(34,197.50)	(125,465.00)

Cash Flows From Financing
Capital Contributions	79,750.00	22,750.00	43,994.00	35,250.00	126,500.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	79,750.00	22,750.00	43,994.00	35,250.00	126,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	-	-	300,000.00
Membership Interests issued to asset manager as consideration	5,000.00	1,600.00	720.00	1,800.00	12,000.00
Total Non-Cash Financing Activities	5,000.00	1,600.00	720.00	1,800.00	312,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#1969TOPPS BASKET BALLSET	#1986WAX	#2000PLAYOFF CONTENDER SWAX	#48LeafRuth SGC8	#AARON1954 PSA8.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,095.00)	(2,050.00)	(1,067.50)	(1,030.00)	(1,200.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,095.00)	(2,050.00)	(1,067.50)	(1,030.00)	(1,200.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,095.00	2,050.00	1,067.50	1,030.00	1,200.00
Net Cash Flows provided by (used in) Operating Activities	(1,095.00)	(2,050.00)	(1,067.50)	(1,030.00)	(1,200.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(106,905.00)	(136,600.00)	(22,182.50)	(50,970.00)	(63,800.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(106,905.00)	(136,600.00)	(22,182.50)	(50,970.00)	(63,800.00)

Cash Flows From Financing
Capital Contributions	108,000.00	138,650.00	23,250.00	52,000.00	65,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	108,000.00	138,650.00	23,250.00	52,000.00	65,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	40,500.00	43,750.00	-	-	55,000.00
Membership Interests issued to asset manager as consideration	4,050.00	10,850.00	1,400.00	2,250.00	4,400.00
Total Non-Cash Financing Activities	44,550.00	54,600.00	1,400.00	2,250.00	59,400.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#ACUNA GOLD9.5	#ALIWBC BELT	#ANDRE&HULK WRESTLING BASKET	#ANDRETHE GIANT	#Acuna Bowman10 Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,065.00)	100,000.00	-	(2,850.00)	(985.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,065.00)	-	-	(2,850.00)	(985.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	(100,000.00)	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,065.00	-	-	2,850.00	985.00
Net Cash Flows provided by (used in) Operating Activities	(1,065.00)	-	-	(2,850.00)	(985.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(24,935.00)	-	(60,950.00)	(9,150.00)	(98,015.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(24,935.00)	-	(60,950.00)	(9,150.00)	(98,015.00)

Cash Flows From Financing
Capital Contributions	26,000.00	-	60,950.00	12,000.00	99,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	26,000.00	-	60,950.00	12,000.00	99,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	61,050.00	17,000.00	-
Membership Interests issued to asset manager as consideration	1,505.00	-	4,440.00	720.00	4,500.00
Total Non-Cash Financing Activities	1,505.00	-	65,490.00	17,720.00	4,500.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#AliRookie CardBVG8	#BANKS 1954 PSA9	#BETTS GOLD REFRACTOR BASKET	#BRADY PLAYOFF CONTENDER SBASKET	#BRADY REEBOK FLAWLESS
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	23,436.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	(23,436.00)
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(2,180.00)	(1,292.00)	(1,031.25)	(1,120.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(2,180.00)	(1,292.00)	(1,031.25)	(1,120.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	2,180.00	1,292.00	1,031.25	-
Net Cash Flows provided by (used in) Operating Activities	-	(2,180.00)	(1,292.00)	(1,031.25)	(2,240.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(48,500.00)	(84,820.00)	(59,958.00)	(68,343.75)	(45,760.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	70,000.00
Net Cash provided by (used in) Investing Activities	(48,500.00)	(84,820.00)	(59,958.00)	(68,343.75)	24,240.00

Cash Flows From Financing
Capital Contributions	48,500.00	87,000.00	61,250.00	69,375.00	48,000.00
Distributions to equity holders	-	-	-	-	(70,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	48,500.00	87,000.00	61,250.00	69,375.00	(22,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	9,000.00	-	-	20,625.00	-
Membership Interests issued to asset manager as consideration	3,200.00	4,925.00	2,740.00	3,300.00	804.00
Total Non-Cash Financing Activities	12,200.00	4,925.00	2,740.00	23,925.00	804.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#BRADY ROOKIE	#BettsBlue Refractor Basket	#Brady Bowman10	#Brady Championship Ticket	#CHAMBER LAINHS UNIFORM
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,135.00)	(1,115.00)	-	-	(4,030.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,135.00)	(1,115.00)	-	-	(4,030.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,135.00	1,115.00	-	-	4,030.00
Net Cash Flows provided by (used in) Operating Activities	(1,135.00)	(1,115.00)	-	-	(4,030.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(55,365.00)	(31,385.00)	(20,500.00)	(910,000.00)	(161,250.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(55,365.00)	(31,385.00)	(20,500.00)	(910,000.00)	(161,250.00)

Cash Flows From Financing
Capital Contributions	56,500.00	32,500.00	20,500.00	910,000.00	165,280.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	56,500.00	32,500.00	20,500.00	910,000.00	165,280.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	21,000.00	1,240,000.00	149,000.00
Membership Interests issued to asset manager as consideration	3,210.00	1,350.00	1,400.00	162,000.00	9,000.00
Total Non-Cash Financing Activities	3,210.00	1,350.00	22,400.00	1,402,000.00	158,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#CHAMBER LAINPHILA JERSEY59-60	#CLEMENTE 1955PSA8	#CLEMENTE WHITE&GRAY BASKET	#COBBMINTE98	#COBB VINTAGET 206PHOTO
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	(20,447.55)	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	20,447.55	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(375.00)	-	(1,152.50)	(9,437.50)	(1,072.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(375.00)	-	(1,152.50)	(9,437.50)	(1,072.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	375.00	-	1,152.50	9,437.50	1,072.50
Net Cash Flows provided by (used in) Operating Activities	(375.00)	-	(1,152.50)	(9,437.50)	(1,072.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(1,274,625.00)	(59,749.50)	(58,597.50)	(291,812.50)	(26,672.50)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(1,274,625.00)	(59,749.50)	(58,597.50)	(291,812.50)	(26,672.50)

Cash Flows From Financing
Capital Contributions	1,275,000.00	59,749.50	59,750.00	301,250.00	27,745.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	1,275,000.00	59,749.50	59,750.00	301,250.00	27,745.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	19,250.00	50,000.00	-	23,250.00
Membership Interests issued to asset manager as consideration	60,000.00	5,000.00	5,000.00	8,250.00	3,260.00
Total Non-Cash Financing Activities	60,000.00	24,250.00	55,000.00	8,250.00	26,510.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#CROSBYTHE CUPBASKET	#CURRY BASKET	#CURRY RPABGS9.5	#Chicago BullsDynasty Hardwood	#ChrisBosh GameWorn Raptors Sneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	280,510.00	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	(280,510.00)	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,030.00)	70,000.00	(1,005.00)	(860.00)	(1,212.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,030.00)	-	(1,005.00)	(860.00)	(1,212.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	(70,000.00)	-	-	-
Other Current Liabilities	1,030.00	-	-	860.00	1,212.00
Net Cash Flows provided by (used in) Operating Activities	(1,030.00)	-	(2,010.00)	(860.00)	(1,212.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(110,970.00)	-	(449,990.00)	(349,140.00)	(15,588.00)
Proceeds From Sale of Collectable Assets	-	-	780,000.00	-	-
Net Cash provided by (used in) Investing Activities	(110,970.00)	-	330,010.00	(349,140.00)	(15,588.00)

Cash Flows From Financing
Capital Contributions	112,000.00	-	452,000.00	350,000.00	16,800.00
Distributions to equity holders	-	-	(780,000.00)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	112,000.00	-	(328,000.00)	350,000.00	16,800.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	95,000.00	-	45,000.00	-	-
Membership Interests issued to asset manager as consideration	5,700.00	-	4,500.00	16,250.00	1,350.00
Total Non-Cash Financing Activities	100,700.00	-	49,500.00	16,250.00	1,350.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#Clemente 65-68Bat	#Cristiano Ronaldo RC1of1	#DIMAGGIO 1933BAT	#DONCIC BLUEPSA10	#DURANT CHROME REFRACTOR PSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,010.25)	(11,875.00)	(1,130.00)	(2,779.56)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,010.25)	(11,875.00)	(1,130.00)	(2,779.56)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,010.25	11,875.00	1,130.00	2,779.56	-
Net Cash Flows provided by (used in) Operating Activities	(1,010.25)	(11,875.00)	(1,130.00)	(2,779.56)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(28,964.75)	(243,125.00)	(51,370.00)	(59,720.44)	(12,500.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(28,964.75)	(243,125.00)	(51,370.00)	(59,720.44)	(12,500.00)

Cash Flows From Financing
Capital Contributions	29,975.00	255,000.00	52,500.00	62,500.00	12,500.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	29,975.00	255,000.00	52,500.00	62,500.00	12,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	42,500.00	-	-
Membership Interests issued to asset manager as consideration	1,750.00	11,250.00	2,550.00	2,200.00	600.00
Total Non-Cash Financing Activities	1,750.00	11,250.00	45,050.00	2,200.00	600.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#DWADE ULTIMATE	#Devers Super fractor	#Donovan MitchellNT9.5	#ELWAY1984 ROOKIECARD PSA10BASKET	#EMMITT SMITH10K JERSEY
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	43,780.00	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	(43,780.00)	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,035.00)	(1,240.00)	(1,067.50)	-	(1,160.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,035.00)	(1,240.00)	(1,067.50)	-	(1,160.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,035.00	-	1,067.50	-	1,160.00
Net Cash Flows provided by (used in) Operating Activities	(1,035.00)	(2,480.00)	(1,067.50)	-	(1,160.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(40,465.00)	(33,520.00)	(16,182.50)	(29,750.00)	(22,840.00)
Proceeds From Sale of Collectable Assets	-	78,500.00	-	-	-
Net Cash provided by (used in) Investing Activities	(40,465.00)	44,980.00	(16,182.50)	(29,750.00)	(22,840.00)

Cash Flows From Financing
Capital Contributions	41,500.00	36,000.00	17,250.00	29,750.00	24,000.00
Distributions to equity holders	-	(78,500.00)	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	41,500.00	(42,500.00)	17,250.00	29,750.00	24,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	12,500.00	-	35,000.00
Membership Interests issued to asset manager as consideration	2,590.00	1,200.00	1,500.00	1,500.00	1,500.00
Total Non-Cash Financing Activities	2,590.00	1,200.00	14,000.00	1,500.00	36,500.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#EMMITTS MITHMVP BASKET	#EddiePlank T206PSA4	#Erling Haaland PSA10Basket	#FRANK ROBINSON1957 PSA9BASKET	#FRANK ROBINSON 500HRBAT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	(24,283.49)	-	-	-	27,570.80
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	(27,570.80)
Impairment Loss on Series	24,283.49	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(3,260.00)	(900.00)	-	(1,254.00)	(1,035.40)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(3,260.00)	(900.00)	-	(1,254.00)	(1,035.40)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	3,260.00	900.00	-	1,254.00	-
Net Cash Flows provided by (used in) Operating Activities	(3,260.00)	(900.00)	-	(1,254.00)	(2,070.80)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(40,740.00)	(216,600.00)	(13,000.00)	(57,146.00)	(137,929.20)
Proceeds From Sale of Collectable Assets	-	-	-	-	200,000.00
Net Cash provided by (used in) Investing Activities	(40,740.00)	(216,600.00)	(13,000.00)	(57,146.00)	62,070.80

Cash Flows From Financing
Capital Contributions	44,000.00	217,500.00	13,000.00	58,400.00	140,000.00
Distributions to equity holders	-	-	-	-	(200,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	44,000.00	217,500.00	13,000.00	58,400.00	(60,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	70,000.00	81,500.00	-	17,400.00	30,000.00
Membership Interests issued to asset manager as consideration	3,000.00	19,200.00	1,560.00	2,780.00	4,500.00
Total Non-Cash Financing Activities	73,000.00	100,700.00	1,560.00	20,180.00	34,500.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#GIANNIS GOLDIMMA CULATE	#GIANNIS RPA	#GLEYBERTOR RESORANGE9.5	#GRETZKYO PEECHEE1979	#Gary Carter1975 PSA10Basket
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	(668.72)	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	668.72	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,165.00)	(1,225.00)	(1,042.50)	(1,380.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,165.00)	(1,225.00)	(1,042.50)	(1,380.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,165.00	1,225.00	1,042.50	1,380.00	-
Net Cash Flows provided by (used in) Operating Activities	(1,165.00)	(1,225.00)	(1,042.50)	(1,380.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(39,835.00)	(111,275.00)	(19,707.50)	(65,620.00)	(37,250.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(39,835.00)	(111,275.00)	(19,707.50)	(65,620.00)	(37,250.00)

Cash Flows From Financing
Capital Contributions	41,000.00	112,500.00	20,750.00	67,000.00	37,250.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	41,000.00	112,500.00	20,750.00	67,000.00	37,250.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	8,500.00	-	-	-	-
Membership Interests issued to asset manager as consideration	1,700.00	6,480.00	1,190.00	3,780.00	1,750.00
Total Non-Cash Financing Activities	10,200.00	6,480.00	1,190.00	3,780.00	1,750.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#Giannis48 PointGame Sneakers	#JACKIE ROBINSON AUTOBAT	#JETERFOILRC BASKETBGS9.5	#JORDAN85 NIKEBASKET	#JORDAN EXQUISITE BGS8
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	(29,977.93)	63,982.00	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	(63,982.00)	-
Impairment Loss on Series	-	-	29,977.93	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,050.00)	36,750.00	(1,152.50)	(1,256.00)	(1,165.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,050.00)	-	(1,152.50)	(1,256.00)	(1,165.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	(36,750.00)	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,050.00	-	1,152.50	-	1,165.00
Net Cash Flows provided by (used in) Operating Activities	(1,050.00)	-	(1,152.50)	(2,512.00)	(1,165.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(23,950.00)	-	(98,597.50)	(85,888.00)	(42,335.00)
Proceeds From Sale of Collectable Assets	-	-	-	203,000.00	-
Net Cash provided by (used in) Investing Activities	(23,950.00)	-	(98,597.50)	117,112.00	(42,335.00)

Cash Flows From Financing
Capital Contributions	25,000.00	-	99,750.00	88,400.00	43,500.00
Distributions to equity holders	-	-	-	(203,000.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	25,000.00	-	99,750.00	(114,600.00)	43,500.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	-	50,600.00	35,000.00
Membership Interests issued to asset manager as consideration	1,200.00	-	3,600.00	2,530.00	2,800.00
Total Non-Cash Financing Activities	1,200.00	-	3,600.00	53,130.00	37,800.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#JORDANP SA10	#JORDAN ROOKIE JERSEY	#JORDAN SIGNED PROFESSIONAL BAT	#Jackie Leaf3.5	#Jackie Robinson1952 ToppsPSA8.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	(10,271.22)	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	10,271.22	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,855.00)	(1,077.50)	(920.00)	(825.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,855.00)	(1,077.50)	(920.00)	(825.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,855.00	1,077.50	920.00	825.00
Net Cash Flows provided by (used in) Operating Activities	-	(1,855.00)	(1,077.50)	(920.00)	(825.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(82,645.00)	(26,172.50)	(37,080.00)	(539,175.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	-	(82,645.00)	(26,172.50)	(37,080.00)	(539,175.00)

Cash Flows From Financing
Capital Contributions	-	84,500.00	27,250.00	38,000.00	540,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	-	84,500.00	27,250.00	38,000.00	540,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	157,500.00	22,500.00	-	-
Membership Interests issued to asset manager as consideration	-	4,500.00	3,150.00	4,200.00	36,050.00
Total Non-Cash Financing Activities	-	162,000.00	25,650.00	4,200.00	36,050.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#Jackie Robinson53 Topps8	#JimmieFoxx 1938Bat	#Jokic Refractor 1of1	#Jordan LeBronMagic TripleSigs	#Jordan LeBronSign oftheTimes
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,055.00)	(990.00)	(1,174.62)	(1,048.00)	(1,050.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,055.00)	(990.00)	(1,174.62)	(1,048.00)	(1,050.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,055.00	990.00	1,174.62	1,048.00	1,050.00
Net Cash Flows provided by (used in) Operating Activities	(1,055.00)	(990.00)	(1,174.62)	(1,048.00)	(1,050.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(30,945.00)	(92,510.00)	(21,825.38)	(81,952.00)	(163,950.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(30,945.00)	(92,510.00)	(21,825.38)	(81,952.00)	(163,950.00)

Cash Flows From Financing
Capital Contributions	32,000.00	93,500.00	23,000.00	83,000.00	165,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	32,000.00	93,500.00	23,000.00	83,000.00	165,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	22,000.00	-	-	-	-
Membership Interests issued to asset manager as consideration	5,000.00	5,100.00	1,110.00	3,750.00	6,000.00
Total Non-Cash Financing Activities	27,000.00	5,100.00	1,110.00	3,750.00	6,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#Jordan MagicLe Bron TripleAuto Jersey	#JoshAllen GoldBGS9.5	#Justin Herbert Hidden TreasureRPA	#KAWHI BASKET	#KOBEREE BOK IVERSON RETROS
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	(11,131.20)	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-		-
Impairment Loss on Series	-	-	-	11,131.20	-
Other Receivables	-	-	-	-	-
Due from Related Party	(930.30)	(1,050.00)	(1,015.00)	(2,040.00)	(1,020.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(930.30)	(1,050.00)	(1,015.00)	(2,040.00)	(1,020.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	930.30	1,050.00	1,015.00	2,040.00	1,020.00
Net Cash Flows provided by (used in) Operating Activities	(930.30)	(1,050.00)	(1,015.00)	(2,040.00)	(1,020.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(95,319.70)	(28,950.00)	(59,985.00)	(39,960.00)	(86,980.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(95,319.70)	(28,950.00)	(59,985.00)	(39,960.00)	(86,980.00)

Cash Flows From Financing
Capital Contributions	96,250.00	30,000.00	61,000.00	42,000.00	88,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	96,250.00	30,000.00	61,000.00	42,000.00	88,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	28,750.00	-	-	28,350.00	-
Membership Interests issued to asset manager as consideration	6,900.00	1,250.00	3,850.00	1,260.00	4,000.00
Total Non-Cash Financing Activities	35,650.00	1,250.00	3,850.00	29,610.00	4,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#KOUFAX 1955 PSA8.5	#KOUFAX55 PSA9	#Kevin DurantHS Jersey	#Kobe Bryant FirstWhite #24Jersey	#Kobe Bryant Rookie Sneakers
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	64,620.00	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	(64,620.00)	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,270.00)	(900.00)	(885.00)	(550.00)	(1,005.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,270.00)	(900.00)	(885.00)	(550.00)	(1,005.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	900.00	885.00	550.00	1,005.00
Net Cash Flows provided by (used in) Operating Activities	(2,540.00)	(900.00)	(885.00)	(550.00)	(1,005.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(20,460.00)	(294,100.00)	(218,115.00)	(576,950.00)	(130,995.00)
Proceeds From Sale of Collectable Assets	100,000.00	-	-	-	-
Net Cash provided by (used in) Investing Activities	79,540.00	(294,100.00)	(218,115.00)	(576,950.00)	(130,995.00)

Cash Flows From Financing
Capital Contributions	23,000.00	295,000.00	219,000.00	577,500.00	132,000.00
Distributions to equity holders	(100,000.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(77,000.00)	295,000.00	219,000.00	577,500.00	132,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	13,000.00	180,000.00	-	112,500.00	-
Membership Interests issued to asset manager as consideration	1,920.00	22,500.00	8,000.00	20,700.00	6,000.00
Total Non-Cash Financing Activities	14,920.00	202,500.00	8,000.00	133,200.00	6,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2021

	#KobeBryant RoyalBlue Jordan Sneakers	#KobeFinal Season Sneakers	#LBJ Exquisite	#LEBRON BLACK REFRACTOR	#LEBRON EMBLEMSOF ENDORSEMENT
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(985.00)	(1,010.00)	(175.00)	(1,190.00)	(2,050.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(985.00)	(1,010.00)	(175.00)	(1,190.00)	(2,050.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	985.00	1,010.00	175.00	1,190.00	2,050.00
Net Cash Flows provided by (used in) Operating Activities	(985.00)	(1,010.00)	(175.00)	(1,190.00)	(2,050.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(86,016.00)	(60,490.00)	(609,825.00)	(128,410.00)	(112,950.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(86,016.00)	(60,490.00)	(609,825.00)	(128,410.00)	(112,950.00)

Cash Flows From Financing
Capital Contributions	87,001.00	61,500.00	610,000.00	129,600.00	115,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	87,001.00	61,500.00	610,000.00	129,600.00	115,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	690,000.00	-	100,000.00
Membership Interests issued to asset manager as consideration	4,000.00	3,300.00	87,500.00	6,450.00	6,000.00
Total Non-Cash Financing Activities	4,000.00	3,300.00	777,500.00	6,450.00	106,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#LEBRON MELOWADE TRIORC	#LEBRON ROOKIE	#LEBRON ULTIMATE	#LeBron Black Diamond	#LeBron MeloBosh 2008Triple LogoMan
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(884.00)	-	(1,115.00)	-	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(884.00)	-	(1,115.00)	-	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	884.00	-	1,115.00	-	-
Net Cash Flows provided by (used in) Operating Activities	(884.00)	-	(1,115.00)	-	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(110,716.00)	-	(97,385.00)	(50,000.00)	(296,000.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(110,716.00)	-	(97,385.00)	(50,000.00)	(296,000.00)

Cash Flows From Financing
Capital Contributions	111,600.00	-	98,500.00	50,000.00	296,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	111,600.00	-	98,500.00	50,000.00	296,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	246,400.00	-	82,500.00	25,000.00	-
Membership Interests issued to asset manager as consideration	21,120.00	-	4,950.00	3,750.00	13,750.00
Total Non-Cash Financing Activities	267,520.00	-	87,450.00	28,750.00	13,750.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#LeBron MeloDual Logoman	#Luka Rookie Jersey	#Luka White Sparkle	#MAGIC BIRDDRJ	#MAGIC BIRDDRJ PSA8BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	368,580.00	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	(368,580.00)	-
Impairment Loss on Series	-	-	-		-
Other Receivables	-	-	-	-	-
Due from Related Party	(650.00)	(810.00)	(655.00)	(1,930.00)	(1,091.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(650.00)	(810.00)	(655.00)	(1,930.00)	(1,091.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	650.00	810.00	655.00	-	1,091.00
Net Cash Flows provided by (used in) Operating Activities	(650.00)	(810.00)	(655.00)	(3,860.00)	(1,091.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(569,350.00)	(498,190.00)	(551,345.00)	(351,420.00)	(19,809.00)
Proceeds From Sale of Collectable Assets	-	-	-	720,000.00	-
Net Cash provided by (used in) Investing Activities	(569,350.00)	(498,190.00)	(551,345.00)	368,580.00	(19,809.00)

Cash Flows From Financing
Capital Contributions	570,000.00	499,000.00	552,000.00	355,280.00	20,900.00
Distributions to equity holders	-	-	-	(720,000.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	570,000.00	499,000.00	552,000.00	(364,720.00)	20,900.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	500,000.00	-	130,000.00	-	6,600.00
Membership Interests issued to asset manager as consideration	40,000.00	23,250.00	39,000.00	3,280.00	660.00
Total Non-Cash Financing Activities	540,000.00	23,250.00	169,000.00	3,280.00	7,260.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MAGICBIRD LOGOMAN	#MAHOMES EMERAL DRPA BGS9	#MAHOMES ROOKIE	#MANTLE 1952 BOWMAN PSA8	#MANTLE 1952 TOPPSPSA8
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,120.00)	(1,235.00)	-	-	(1,470.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,120.00)	(1,235.00)	-	-	(1,470.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,120.00	1,235.00	-	-	1,470.00
Net Cash Flows provided by (used in) Operating Activities	(1,120.00)	(1,235.00)	-	-	(1,470.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(221,880.00)	(78,265.00)	-	(15,000.00)	(391,320.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(221,880.00)	(78,265.00)	-	(15,000.00)	(391,320.00)

Cash Flows From Financing
Capital Contributions	223,000.00	79,500.00	-	15,000.00	392,790.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	223,000.00	79,500.00	-	15,000.00	392,790.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	276,000.00	-	-	-	92,000.00
Membership Interests issued to asset manager as consideration	13,800.00	2,840.00	-	600.00	14,010.00
Total Non-Cash Financing Activities	289,800.00	2,840.00	-	600.00	106,010.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MANTLE 1956 PSA8 BASKET	#MANTLE 1960 PSA9	#MANTLE54 BOWMAN BASKET	#MANTLE MINT1953
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	612,000.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	(612,000.00)
Impairment Loss on Series	-	-	-
Other Receivables	-	-	-	-
Due from Related Party	(1,080.50)	(37,052.50)	(1,030.00)	-
CSA Due From CSAM	-	-	-	-
Reserve - Asset	(1,080.50)	(1,080.50)	(1,030.00)	-
Prepaid Fees and Expenses	-	-	-	-
Prepaid Consignments	-	-	-	-
Due to Affiliate	-	-	-	-
Consignment Liabilities	-	35,972.00	-	-
Sale Payout Liability	-	-	-	-
Other Current Liabilities	1,080.50	1,080.50	1,030.00	-
Net Cash Flows provided by (used in) Operating Activities	(1,080.50)	(1,080.50)	(1,030.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(20,369.50)	(38,669.50)	(35,970.00)	(1,020,000.00)
Proceeds From Sale of Collectable Assets	-	-	-	3,100,000.00
Net Cash provided by (used in) Investing Activities	(20,369.50)	(38,669.50)	(35,970.00)	2,080,000.00

Cash Flows From Financing
Capital Contributions	21,450.00	39,750.00	37,000.00	1,020,000.00
Distributions to equity holders	-	-	-	(3,100,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	21,450.00	39,750.00	37,000.00	(2,080,000.00)

Net increase (decrease) in cash	-	-	-	-

Cash at Beginning of Period	-	-	-	-

Cash at End of Period	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	7,050.00	-	13,500.00	-
Membership Interests issued to asset manager as consideration	1,175.00	2,520.00	2,700.00	-
Total Non-Cash Financing Activities	8,225.00	2,520.00	16,200.00	-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MARINO MANNING FAVRE JERSEYS	#MAYS 1951 BOWMAN7	#MAYS 1951 PHOTO	#MAYS 1952 PSA8	#MAYS 1959PSA9 BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	13,856.00	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	(13,856.00)	-	-
Impairment Loss on Series	-	-		-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(4,320.40)	(1,010.00)	(1,033.00)	(960.00)	(1,062.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(4,320.40)	(1,010.00)	(1,033.00)	(960.00)	(1,062.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	4,320.40	1,010.00	-	960.00	1,062.00
Net Cash Flows provided by (used in) Operating Activities	(4,320.40)	(1,010.00)	(2,066.00)	(960.00)	(1,062.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(15,639.60)	(87,990.00)	(24,634.00)	(238,040.00)	(17,739.00)
Proceeds From Sale of Collectable Assets	-	-	65,000.00	-	-
Net Cash provided by (used in) Investing Activities	(15,639.60)	(87,990.00)	40,366.00	(238,040.00)	(17,739.00)

Cash Flows From Financing
Capital Contributions	19,960.00	89,000.00	26,700.00	239,000.00	18,801.00
Distributions to equity holders	-	-	(65,000.00)	-	-
Net Cash Flows Provided by (Used In) Financing Activities	19,960.00	89,000.00	(38,300.00)	239,000.00	18,801.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	30,750.00	10,000.00	23,250.00	55,000.00	5,200.00
Membership Interests issued to asset manager as consideration	1,230.00	6,000.00	3,260.00	13,750.00	1,455.00
Total Non-Cash Financing Activities	31,980.00	16,000.00	26,510.00	68,750.00	6,655.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MAYS1960 PSA9	#MAY WEATHERRC PSA10	#MESSI ROOKIE BASKET	#MIKANRC PHOTO	#MLBHALL OFFAMEBA SEBALL
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	(17,741.25)	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By(used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	17,741.25	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,604.74)	(522.50)	(1,085.00)	(1,085.00)	(1,040.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,604.74)	(522.50)	(1,085.00)	(1,085.00)	(1,040.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,604.74	522.50	1,085.00	1,085.00	1,040.00
Net Cash Flows provided by (used in) Operating Activities	(1,604.74)	(522.50)	(1,085.00)	(1,085.00)	(1,040.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(12,895.26)	(22,227.50)	(90,915.00)	(27,915.00)	(74,960.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(12,895.26)	(22,227.50)	(90,915.00)	(27,915.00)	(74,960.00)

Cash Flows From Financing
Capital Contributions	14,500.00	22,750.00	92,000.00	29,000.00	76,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	14,500.00	22,750.00	92,000.00	29,000.00	76,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	3,624.00	-	-	25,000.00	224,000.00
Membership Interests issued to asset manager as consideration	1,016.00	3,520.00	2,460.00	3,500.00	8,400.00
Total Non-Cash Financing Activities	4,640.00	3,520.00	2,460.00	28,500.00	232,400.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MONTANA RCPSA10	#MOOKIE BETTS GLOVE	#MPJ Championship Ticket	#Mahomes Bronze Basket	#Mahomes Immaculate 1of1
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,052.50)	(1,035.50)	(975.00)	(1,010.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,052.50)	(1,035.50)	(975.00)	(1,010.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,052.50	1,035.50	975.00	1,010.00
Net Cash Flows provided by (used in) Operating Activities	-	(1,052.50)	(1,035.50)	(975.00)	(1,010.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(36,000.00)	(58,697.50)	(16,414.50)	(109,025.00)	(217,990.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(36,000.00)	(58,697.50)	(16,414.50)	(109,025.00)	(217,990.00)

Cash Flows From Financing
Capital Contributions	36,000.00	59,750.00	17,450.00	110,000.00	219,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	36,000.00	59,750.00	17,450.00	110,000.00	219,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	29,000.00	-	12,500.00	-	-
Membership Interests issued to asset manager as consideration	2,320.00	3,360.00	1,500.00	5,000.00	8,000.00
Total Non-Cash Financing Activities	31,320.00	3,360.00	14,000.00	5,000.00	8,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#Mahomes NT1of1	#Mahomes NT8.5	#Mantle1953 Bowman8 Basket	#Mantle1953 Topps8	#Mantle1957 ToppsPSA8.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	(32,641.05)	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-		-	-	-
Impairment Loss on Series	-	32,641.05	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(4,555.00)	(1,041.20)	(1,016.00)	(995.00)	(1,084.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(4,555.00)	(1,041.20)	(1,016.00)	(995.00)	(1,084.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	4,555.00	1,041.20	1,016.00	995.00	1,084.00
Net Cash Flows provided by (used in) Operating Activities	(4,555.00)	(1,041.20)	(1,016.00)	(995.00)	(1,084.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(1,317,945.00)	(77,833.80)	(44,384.00)	(97,005.00)	(54,516.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(1,317,945.00)	(77,833.80)	(44,384.00)	(97,005.00)	(54,516.00)

Cash Flows From Financing
Capital Contributions	1,322,500.00	78,875.00	45,400.00	98,000.00	55,600.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	1,322,500.00	78,875.00	45,400.00	98,000.00	55,600.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	255,000.00	81,120.00	4,000.00	-	5,400.00
Membership Interests issued to asset manager as consideration	90,000.00	5,900.00	3,600.00	5,500.00	2,700.00
Total Non-Cash Financing Activities	345,000.00	87,020.00	7,600.00	5,500.00	8,100.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#Mantle1964 Topps9	#Mantle1966 ToppsPSA9 Basket	#Mantle1968 PSA9Basket	#Maris58 ToppsPSA9	#Mays1956 GrayPSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,038.00)	(1,040.00)	(1,076.50)	(1,100.05)	(1,080.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,038.00)	(1,040.00)	(1,076.50)	(1,100.05)	(1,080.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,038.00	1,040.00	1,076.50	1,100.05	1,080.00
Net Cash Flows provided by (used in) Operating Activities	(1,038.00)	(1,040.00)	(1,076.50)	(1,100.05)	(1,080.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(47,962.00)	(41,960.00)	(35,273.50)	(25,894.95)	(30,920.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(47,962.00)	(41,960.00)	(35,273.50)	(25,894.95)	(30,920.00)

Cash Flows From Financing
Capital Contributions	49,000.00	43,000.00	36,350.00	26,995.00	32,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	49,000.00	43,000.00	36,350.00	26,995.00	32,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	-	-	25,000.00
Membership Interests issued to asset manager as consideration	2,153.00	2,660.00	1,700.00	2,350.00	2,000.00
Total Non-Cash Financing Activities	2,153.00	2,660.00	1,700.00	2,350.00	27,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#MessiMega cracks#71 PSA9	#Michael PorterJr Basket	#Mikan48 Bowman PSA7	#Negro LeagueLegendary CutsBasket	#OVECHKIN THECUP BGS8.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	14,890.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	(14,890.00)
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	-	(1,002.50)	(995.00)	(1,070.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	-	(1,002.50)	(995.00)	(1,070.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	-	1,002.50	995.00	-
Net Cash Flows provided by (used in) Operating Activities	-	-	(1,002.50)	(995.00)	(2,140.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(86,000.00)	(23,985.00)	(38,748.50)	(87,005.00)	(20,860.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	55,000.00
Net Cash provided by (used in) Investing Activities	(86,000.00)	(23,985.00)	(38,748.50)	(87,005.00)	34,140.00

Cash Flows From Financing
Capital Contributions	86,000.00	23,985.00	39,751.00	88,000.00	23,000.00
Distributions to equity holders	-	-	-	-	(55,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	86,000.00	23,985.00	39,751.00	88,000.00	(32,000.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	25,000.00	4,000.00	-	-	17,500.00
Membership Interests issued to asset manager as consideration	4,000.00	3,080.00	2,800.00	4,800.00	1,750.00
Total Non-Cash Financing Activities	29,000.00	7,080.00	2,800.00	4,800.00	19,250.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#OZZIE SMITHRC BGS9.5	#Orange Dominguez	#PaulPierce 2010AS GJersey	#Peyton Manning MVPHelmet	#RICKEY HENDERSONRC PSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(3,028.80)	(1,025.50)	(955.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(3,028.80)	(1,025.50)	(955.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	3,028.80	1,025.50	955.00	-
Net Cash Flows provided by (used in) Operating Activities	-	(3,028.80)	(1,025.50)	(955.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(70,390.00)	(33,086.20)	(28,924.50)	(179,045.00)	(135,600.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(70,390.00)	(33,086.20)	(28,924.50)	(179,045.00)	(135,600.00)

Cash Flows From Financing
Capital Contributions	70,390.00	36,115.00	29,950.00	180,000.00	135,600.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	70,390.00	36,115.00	29,950.00	180,000.00	135,600.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	-	-	9,400.00
Membership Interests issued to asset manager as consideration	4,320.00	2,280.00	1,500.00	10,020.00	7,200.00
Total Non-Cash Financing Activities	4,320.00	2,280.00	1,500.00	10,020.00	16,600.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#RODGERS PLAYOFF CONTENDER SGREEN	#Ruth1914 Baltimore NewsSGC3	#Ruth33 GoudeySGC8	#RuthGehrig Ball	#Sadaharu OhBat
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	11,136.00	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	(11,136.00)	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,042.50)	(2,180.60)	(1,390.00)	-	(1,037.50)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,042.50)	(2,180.60)	(1,390.00)	-	(1,037.50)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	2,180.60	1,390.00	-	1,037.50
Net Cash Flows provided by (used in) Operating Activities	(2,085.00)	(2,180.60)	(1,390.00)	-	(1,037.50)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(17,674.00)	(63,759.40)	(114,610.00)	-	(13,212.50)
Proceeds From Sale of Collectable Assets	30,000.00	-	-	-	-
Net Cash provided by (used in) Investing Activities	12,326.00	(63,759.40)	(114,610.00)	-	(13,212.50)

Cash Flows From Financing
Capital Contributions	19,759.00	65,940.00	116,000.00	-	14,250.00
Distributions to equity holders	(30,000.00)	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	(10,241.00)	65,940.00	116,000.00	-	14,250.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	20,000.00	-	10,000.00
Membership Interests issued to asset manager as consideration	1,190.00	600.00	6,250.00	-	1,600.00
Total Non-Cash Financing Activities	1,190.00	600.00	26,250.00	-	11,600.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#Satchel Paige48 LeafSGC30	#Seager Orange Refractor Basket	#Serena03 NetProPSA 10Basket	#StephCurry Sneakers	#TATIS BOWMAN BLACKLABEL
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	29,980.00	(22,135.00)
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	(29,980.00)	-
Impairment Loss on Series	-	-	-	-	22,135.00
Other Receivables	-	-	-	-	-
Due from Related Party	(1,057.45)	(1,140.00)	(1,017.50)	(990.00)	(1,650.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,057.45)	(1,140.00)	(1,017.50)	(990.00)	(1,650.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,057.45	1,140.00	1,017.50	-	1,650.00
Net Cash Flows provided by (used in) Operating Activities	(1,057.45)	(1,140.00)	(1,017.50)	(1,980.00)	(1,650.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(34,192.55)	(14,860.00)	(16,732.50)	(76,520.00)	(113,350.00)
Proceeds From Sale of Collectable Assets	-	-	-	110,000.00	-
Net Cash provided by (used in) Investing Activities	(34,192.55)	(14,860.00)	(16,732.50)	33,480.00	(113,350.00)

Cash Flows From Financing
Capital Contributions	35,250.00	16,000.00	17,750.00	78,500.00	115,000.00
Distributions to equity holders	-	-	-	(110,000.00)	-
Net Cash Flows Provided by (Used In) Financing Activities	35,250.00	16,000.00	17,750.00	(31,500.00)	115,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	-	-	100,000.00
Membership Interests issued to asset manager as consideration	1,800.00	880.00	1,050.00	3,500.00	8,000.00
Total Non-Cash Financing Activities	1,800.00	880.00	1,050.00	3,500.00	108,000.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#TATUM FLAWLESS10	#TED WILLIAMS1939 PLAYBALL	#TIGER PUTTER	#TIGER SIFORKIDS	#TIGER SPAUTHENTIC BGS9.5
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,090.00)	(1,080.00)	(1,217.50)	(1,115.00)	(1,085.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,090.00)	(1,080.00)	(1,217.50)	(1,115.00)	(1,085.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,090.00	1,080.00	1,217.50	1,115.00	1,085.00
Net Cash Flows provided by (used in) Operating Activities	(1,090.00)	(1,080.00)	(1,217.50)	(1,115.00)	(1,085.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(44,910.00)	(30,920.00)	(111,132.50)	(12,385.00)	(34,915.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(44,910.00)	(30,920.00)	(111,132.50)	(12,385.00)	(34,915.00)

Cash Flows From Financing
Capital Contributions	46,000.00	32,000.00	112,350.00	13,500.00	36,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	46,000.00	32,000.00	112,350.00	13,500.00	36,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	92,520.00	10,000.00	-
Membership Interests issued to asset manager as consideration	1,600.00	1,960.00	5,860.00	1,400.00	900.00
Total Non-Cash Financing Activities	1,600.00	1,960.00	98,380.00	11,400.00	900.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#TRAEYOUNG FLAWLESS BGS9	#TYSONRCBGS9 BASKET	#TheRock BumbleBee PSA10	#TimDuncan PMGGreen	#TraeYoung Flawless GreenBGS9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	-
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	(1,050.00)	-	(1,050.00)	(930.00)	-
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	(1,050.00)	-	(1,050.00)	(930.00)	-
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	1,050.00	-	1,050.00	930.00	-
Net Cash Flows provided by (used in) Operating Activities	(1,050.00)	-	(1,050.00)	(930.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(13,950.00)	(56,500.00)	(43,950.00)	(218,570.00)	(14,000.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	-
Net Cash provided by (used in) Investing Activities	(13,950.00)	(56,500.00)	(43,950.00)	(218,570.00)	(14,000.00)

Cash Flows From Financing
Capital Contributions	15,000.00	56,500.00	45,000.00	219,500.00	14,000.00
Distributions to equity holders	-	-	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	15,000.00	56,500.00	45,000.00	219,500.00	14,000.00

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	12,000.00	-	-	10,000.00
Membership Interests issued to asset manager as consideration	840.00	2,400.00	3,200.00	8,000.00	840.00
Total Non-Cash Financing Activities	840.00	14,400.00	3,200.00	8,000.00	10,840.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#Trevor Lawrence LeafBasket	#TroutFinest Super fractor	#UNITAS1965 JERSEY	#Unitas PSA8	#WILTCHAM BERLAIN61 PSA9
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	-	-	-	144,898.00
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	-	-	(144,898.00)
Impairment Loss on Series	-	-	-	-	-
Other Receivables	-	-	-	-	-
Due from Related Party	-	(1,100.00)	(1,100.00)	-	(1,149.00)
CSA Due From CSAM	-	-	-	-	-
Reserve - Asset	-	(1,100.00)	(1,100.00)	-	(1,149.00)
Prepaid Fees and Expenses	-	-	-	-	-
Prepaid Consignments	-	-	-	-	-
Due to Affiliate	-	-	-	-	-
Consignment Liabilities	-	-	-	-	-
Sale Payout Liability	-	-	-	-	-
Other Current Liabilities	-	1,100.00	1,100.00	-	-
Net Cash Flows provided by (used in) Operating Activities	-	(1,100.00)	(1,100.00)	-	(2,298.00)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(10,000.00)	(221,400.00)	(48,900.00)	(20,000.00)	(97,802.00)
Proceeds From Sale of Collectable Assets	-	-	-	-	350,000.00
Net Cash provided by (used in) Investing Activities	(10,000.00)	(221,400.00)	(48,900.00)	(20,000.00)	252,198.00

Cash Flows From Financing
Capital Contributions	10,000.00	222,500.00	50,000.00	20,000.00	100,100.00
Distributions to equity holders	-	-	-	-	(350,000.00)
Net Cash Flows Provided by (Used In) Financing Activities	10,000.00	222,500.00	50,000.00	20,000.00	(249,900.00)

Net increase (decrease) in cash	-	-	-	-	-

Cash at Beginning of Period	-	-	-	-	-

Cash at End of Period	-	-	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	50,000.00	115,500.00	-	99,900.00
Membership Interests issued to asset manager as consideration	1,300.00	10,000.00	1,500.00	1,200.00	7,400.00
Total Non-Cash Financing Activities	1,300.00	60,000.00	117,000.00	1,200.00	107,300.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	#YASTRZEM SKIRC9 BASKET	#ZIONRPA BGS9	#ZionPrizms BlueBGS10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	-	(21,593.88)	-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-		-
Impairment Loss on Series	-	21,593.88	-
Other Receivables	-	-	-
Due from Related Party	(1,048.00)	(2,050.00)	-
CSA Due From CSAM	-	-	-
Reserve - Asset	(1,048.00)	(2,050.00)	-
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Due to Affiliate	-	-	-
Consignment Liabilities	-	-	-
Sale Payout Liability	-	-	-
Other Current Liabilities	1,048.00	2,050.00	-
Net Cash Flows provided by (used in) Operating Activities	(1,048.00)	(2,050.00)	-

Cash Flow from Investing Activities
Purchase of Collectable Assets	(38,452.00)	(126,950.00)	(23,000.00)
Proceeds From Sale of Collectable Assets	-	-	-
Net Cash provided by (used in) Investing Activities	(38,452.00)	(126,950.00)	(23,000.00)

Cash Flows From Financing
Capital Contributions	39,500.00	129,000.00	23,000.00
Distributions to equity holders	-	-	-
Net Cash Flows Provided by (Used In) Financing Activities	39,500.00	129,000.00	23,000.00

Net increase (decrease) in cash	-	-	-

Cash at Beginning of Period	-	-	-

Cash at End of Period	-	-	-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	-	6,000.00
Membership Interests issued to asset manager as consideration	2,470.00	4,720.00	2,560.00
Total Non-Cash Financing Activities	2,470.00	4,720.00	8,560.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

	CSA	CONSOLIDATED
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	(614.26)	1,507,733.25
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	(1,699,238.80)
Impairment Loss on Series	-	190,891.29
Other Receivables	(27,520.00)	(27,520.00)
Due from Related Party	16,631.62	-
CSA Due From CSAM	(713,011.08)	(713,011.08)
Reserve - Asset	-	(187,409.62)
Prepaid Fees and Expenses	17,500.00	17,500.00
Prepaid Consignments	(184,270.00)	(184,270.00)
Due to Affiliate	1,952,098.54	1,952,098.54
Consignment Liabilities	-	(100,778.00)
Sale Payout Liability	18,784.33	(51,215.67)
Other Current Liabilities	-	173,268.72
Net Cash Flows provided by (used in) Operating Activities	1,079,599.15	878,048.63

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(19,681,459.98)
Proceeds From Sale of Collectable Assets	-	5,861,500.00
Net Cash provided by (used in) Investing Activities	-	(13,819,959.98)

Cash Flows From Financing
Capital Contributions	-	19,883,010.50
Distributions to equity holders	-	(5,861,500.00)
Net Cash Flows Provided by (Used In) Financing Activities	-	14,021,510.50

Net increase (decrease) in cash	1,079,599.15	1,079,599.15

Cash at Beginning of Period	80,038.00	80,038.00

Cash at End of Period	1,159,637.15	1,159,637.15

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	6,676,739.00
Membership Interests issued to asset manager as consideration	-	1,187,183.00
Total Non-Cash Financing Activities	-	7,863,922.00

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021

NOTE 1: NATURE OF OPERATIONS

Collectable Sports Assets LLC (the “Company”) is a series limited liability company formed on January 16, 2020 pursuant to the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment grade memorabilia or Collectables (the “Collectable Assets” or “Assets”). The Company has created, separate series of the Company (each, a “Series”), and that each Collectable Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that series but will not be entitled to share in the return of any other series.

CS Asset Manager, LLC is the manager of the Company (the “Manager”) and serves as the asset manager for the Collectable Assets issued by the Company and each Series (the “Asset Manager”). The Series acquire the Collectable Assets from the Manager and develop the financial, offering and other materials to begin offering the Interests through a mobile app-based investment platform called Collectable (the “Collectable Platform”).

The Company sells Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that series are a Collectable Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Collectable Asset, determining how to best commercialize the applicable Collectable Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

Operating Agreement

General

In accordance with the Operating Agreement, each interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Voting Rights

The Manager has broad authority to act with respect to the Company and any Series. Interest holders do not have any voting rights as an interest holder in the Company or a Series except with respect to:

I.	the removal of the Manager;

II.	the dissolution of the Company upon the for-cause removal of the Managing Member;

III.	an amendment to the Operating Agreement that would adversely affect the rights of an interest holder in any material respect;

IV.	reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;

V.	change the situations in which the Company and any Series can be dissolved or terminated;

VI.	change the term of the Company (other than the circumstances provided in the Operating Agreement); or

VII.	give any person the right to dissolve the Company.

When entitled to vote on a matter, each interest holder will be entitled to one vote per Interest held by the interest holder on all matters submitted to a vote of the interest holders of an applicable Series or of the interest holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series must be approved by two thirds of the votes that may be cast by all interest holders in any Series. All other matters to be voted on by the interest holders must be approved by a majority of the votes cast by all interest holders in any Series present in person or represented by proxy.

Free Cash Flow Distributions

The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“U.S. GAAP”) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Collectable Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.

˗	Any free cash flow generated by a Series from the utilization of the Collectable Asset related to such Series shall be applied within the Series in the following order of priority:

˗	repay any amounts outstanding under Operating Expenses plus accrued interest;

˗	thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses;

˗	thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Collectable Asset related to such Series or the Manager or any of its affiliates.

Manager’s Interest

At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 0.5% and no maximum of interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors.

Asset Management Fees

As consideration for managing each Underlying Asset, the Manager may be paid a monthly Management Fee pursuant to the Asset Management Agreement. On applicable offerings, the Manager will assess a Management Fee of not more than 2% (annualized) of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ volume weighted average price (VWAP) value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

To date, no Management Fees have been paid by any Series but may elect to withhold the cash associated with the Management Fee upon the sale of the Underlying Asset before distributing the remaining sales proceeds to the Shareholders.

Asset Dispositions

As consideration for facilitating a sale of an Underlying Asset of a Series, the Manager may receive a disposition fee of up to 5% of the sales price of an asset.

The Company received purchase offers for the underlying assets of the Collectable Assets listed in the tables below. Per the terms of the Operating Agreement, the Company, together with the Manager’s Advisory Board evaluated the offers and determined it was in the interest of the unit-holders to sell the Collectable Asset.

For the year ending December 31, 2022, the Company sold (14) fourteen Assets for a price of $1,650,500 and a Net Gain on Sale of Assets of $409,389 and for the year ending December 31, 2021, the Company sold (13) thirteen Assets for a price of $5,861,500 and a Net Gain on Sale of Assets of $1,699,239.

Concentration of Risk

As of December 31, 2022, the Company had cash and cash equivalents in certain financial institutions in excess of federally insured levels. The Company diversifies its cash and cash equivalents with several banking institutions in an attempt to minimize exposure to any one of these institutions. The Company regularly monitors the financial stability of these financial institutions along with the balances there on deposit to minimize the Company’s potential risk and believes that it is not exposed to any significant credit risk in cash and cash equivalents.

The Company holds cash accounts at several institutions in excess of the Federal Deposit Insurance Corporation (the “FDIC”) protection limits of $250,000. The Company’s exposure to credit loss in the event of the failure of these institutions is represented by the difference between the FDIC protection limit and the total amount on deposit. At December 31, 2022 the Company’s cash accounts exceeded federally insured limits by approximately $240,000.

The table below shows the Series sold in 2022.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#LEBRONROOKIE	1/31/2022	$75,000	$46,303	$28,697
#MAHOMESEMERALDRPABGS9	2/4/2022	$115,000	$79,870	$35,130
#FRANKROBINSON1957PSA9BASKET	2/11/2022	$96,000	$76,272	$19,728
#JordanMagicLeBronTripleAutoJersey	2/13/2022	$130,000	$130,039	$(39)
#BANKS1954PSA9	2/17/2022	$155,000	$87,565	$67,435
#GIANNISRPA	2/17/2022	$200,000	$116,530	$83,470
#MIKANRCPHOTO	2/23/2022	$82,500	$55,330	$27,170
#OscarRobertsonCincinnatiRoyalsJersey	3/9/2022	$320,000	$284,170	$35,830
#TATUMFLAWLESS10	4/1/2022	$100,000	$45,420	$54,580
#LUKADONCICGUROOKIESNEAKERS	4/1/2022	$115,000	$85,280	$29,720
#OttoGraham1950BowmanPSA9	4/5/2022	$70,000	$43,867	$26,133
#KobeBryantRookieSneakers	5/16/2022	$152,500	$135,990	$16,510
#YASTRZEMSKIRC9BASKET	10/7/2022	$36,000	$39,874	$(3,874)
#SeagerOrangeRefractorBasket	11/10/2022	$3,500	$14,600	$(11,100)
Total		$1,650,500	$1,241,111	$409,389

The table below shows the Series sold in 2021.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain
#MAGICBIRDDRJ	2/2/2021	$720,000	$351,420	$368,580
#KOUFAX1955PSA8.5	3/10/2021	$100,000	$35,380	$64,620
#WILTCHAMBERLAIN61PSA9	4/14/2021	$350,000	$205,102	$144,898
#JORDAN85NIKEBASKET	6/4/2021	$203,000	$139,018	$63,982
#MANTLEMINT1953	7/23/2021	$3,100,000	$2,488,000	$612,000
#BRADYREEBOKFLAWLESS	8/9/2021	$70,000	$46,564	$23,436
#DEVERSSUPERFRACTOR	8/12/2021	$78,500	$34,720	$43,780
#MAYS1951PHOTO	8/23/2021	$65,000	$51,144	$13,856
#FRANKROBINSON500HRBAT	10/28/2021	$200,000	$172,429	$27,571
#RODGERSPLAYOFFCONTENDERSGREEN	11/23/2021	$30,000	$18,864	$11,136
#STEPHCURRYSNEAKERS	11/30/2021	$110,000	$80,020	$29,980
#OVECHKINTHECUPBGS8.5	12/10/2021	$55,000	$40,110	$14,890
#CURRYRPABGS9.5	12/24/2021	$780,000	$499,490	$280,510
Total		$5,861,500	$4,162,261	$1,699,239

NOTE 2: LIQUIDITY AND GOING CONCERN

CSA and its Series incur certain Operating Expenses. If the Operating Expenses for CSA or a particular Series (as described above in Item 1 “Operating Expenses”) exceed the amount of revenue generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager or Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager of Asset Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interest to be issued in the Series in order to cover such additional amounts.

If CSA or its Series do not have sufficient liquidity to cover its Operating Expenses, and the Manager does not have the liquidity to cover the Operating Expenses associated with CSA or the Series pursuant to the Operating Agreement, CSA and the Series will be unable to pay its expenses. Current and future market conditions may negatively affect the fair value of Collectable assets. As of December 31, 2022, given the existing liquidity and projected cash flow of CSA, and our Manager, we feel substantial doubt exists about CSA’s and the Series’ ability to continue as a going concern within one year after the date that the financial statements are issued. We are exploring various liquidity options which include borrowings, selling equity or Assets or reducing operating costs, including layoffs. We cannot provide any assurance that these plans will be successful.

There can be no assurances that CSA, any particular series or the Manager can cover the costs. Furthermore, no assurances can be given that our plans to address our liquidity concerns will be successful. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern. The consolidated financial statements and each listed Series’ financial statements do not include any adjustments that might result from this uncertainty. Our independent auditing firm has included a “Going Concern” paragraph in its reports that expresses substantial doubt about our ability to continue as a going concern over the next twelve months.

NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accounting and reporting policies of the Company conform to U.S. GAAP. The Company adopted the calendar year as its basis of reporting.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with U.S. GAAP, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

The accompanying consolidated financial statements include the accounts of Collectable Sports Assets, LLC as well as each of its Series required to be consolidated under U.S. GAAP. Significant intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires our manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2022 and 2021, the Company had $490,460 and $1,159,637 of cash on hand respectively.

Prepaid Consignments

Prepaid consignments represent payments made to Consignors for the cash portion of the consignment in advance of the escrow closing. As of December 31, 2022, there were no prepaid consignments. As of December 31, 2021, prepaid consignments totaled $466,670.

Collectable Assets and other Sports Memorabilia

The Collectable Assets are recorded at cost. The cost of the Collectable Asset includes the purchase price, including any deposits for the asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the asset related to each series incurred prior to the closing, including brokerage and sales fees and commissions, appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

The Company treats the Collectable Assets as long-lived assets, and the Collectable Assets will be subject to an annual test for impairment and will not be depreciated or amortized. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge may be recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. For 2022, to measure the value of the assets and test for impairment the Company used the market capitalization based on the VWAP as of December 31, 2022, which it feels more accurately represents the Asset’s public value. For 2021, to measure the value of assets and test for impairment the Company used the market capitalization of the Asset based on the average of the market closing price for the last five Fridays of the year.

The following table sets forth Series which met the criteria for impairment and have recorded an Impairment loss totaling $13,001,234 during 2022 and $190,891 during 2021.

		2021			2022
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#JACKIEROBINSONAUTOBAT	21-Dec-20				81,899	(12,646)	69,252
#KAWHIBASKET	08-Jan-21	69,570	(11,131)	58,439	58,439	(42,028)	16,411
#DURANTCHROMEREFRACTORPSA10	11-Jan-21				13,100	(2,456)	10,644
#18-19BASKETBALLGROWTHBASKET	15-Jan-21				43,682	(21,602)	22,081
#LEBRONBLACKREFRACTOR	28-Jan-21				134,860	(54,866)	79,994
#1986WAX	16-Feb-21				192,200	(11,389)	180,811
#EMMITTSMITHMVPBASKET	16-Feb-21	113,740	(24,283)	89,457	89,457	(36,746)	52,711
#ZIONRPABGS9	16-Feb-21	131,670	(21,594)	110,076	110,076	(57,646)	52,430
#COBBMINTE98	22-Feb-21				300,063	(48,069)	251,993
#EMMITTSMITH10KJERSEY	22-Feb-21				59,340	(27,578)	31,763
#GIANNISGOLDIMMACULATE	15-Mar-21				50,035	(10,327)	39,708
#MOOKIEBETTSGLOVE	17-Mar-21				62,058	(44,308)	17,750
#DONCICBLUEPSA10	22-Mar-21				61,920	(32,343)	29,577
#GLEYBERTORRESORANGE9.5	25-Mar-21	20,898	(669)	20,229	20,229	(16,535)	3,694
#MAGICBIRDDRJPSA8BASKET	01-Apr-21				27,069	(20,275)	6,794
#TRAEYOUNGFLAWLESSBGS9	01-Apr-21				14,790	(8,253)	6,537
#DWADEULTIMATE	02-Apr-21				43,055	(29,174)	13,881
#ACUNAGOLD9.5	08-Apr-21				26,440	(9,296)	17,144
#COBBVINTAGET206PHOTO	09-Apr-21				53,183	(18,592)	34,591
#MAYS1960PSA9	12-Apr-21				17,535	(926)	16,609
#BettsBlueRefractorBasket	15-Apr-21				32,735	(25,397)	7,338
#LEBRONMELOWADETRIORC	15-Apr-21				378,236	(287,477)	90,759
#1969TOPPSBASKETBALLSET	16-Apr-21				151,455	(48,166)	103,289
#MONTANARCPSA10	21-Apr-21				67,320	(17,121)	50,199
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21				218,950	(157,882)	61,068
#CROSBYTHECUPBASKET	28-Apr-21				211,670	(72,587)	139,083
#MESSIROOKIEBASKET	30-Apr-21	93,375	(17,741)	75,634	75,634	(47,908)	27,726
#ANDRETHEGIANT	06-May-21				26,870	(16,097)	10,774
#MARINOMANNINGFAVREJERSEYS	07-May-21				47,620	(11,191)	36,429
#TIGERSPAUTHENTICBGS9.5	13-May-21				35,815	(21,189)	14,626
#ELWAY1984ROOKIECARDPSA10BASKET	17-May-21				31,250	(16,602)	14,648
#JETERFOILRCBASKETBGS9.5	17-May-21	102,198	(29,978)	72,220	72,220	(50,486)	21,734
#Mantle1968PSA9Basket	17-May-21				36,974	(17,994)	18,980
#ANDRE&HULKWRESTLINGBASKET	18-May-21				126,440	(80,368)	46,072

#MLBHALLOFFAMEBASEBALL	18-May-21				307,360	(72,141)	235,219
#JORDANSIGNEDPROFESSIONALBAT	19-May-21	51,823	(10,271)	41,552	41,552	(32,838)	8,714
#TATISBOWMANBLACKLABEL	20-May-21	221,350	(22,135)	199,215	199,215	(154,336)	44,879
#CLEMENTEWHITE&GRAYBASKET	24-May-21	113,598	(20,448)	93,150	93,150	(31,093)	62,056
#BETTSGOLDREFRACTORBASKET	26-May-21				62,948	(11,235)	51,713
#KOUFAX55PSA9	26-May-21				496,600	(104,500)	392,100
#LEBRONULTIMATE	26-May-21				184,835	(118,825)	66,010
#MAYS1951BOWMAN7	26-May-21				103,990	(33,837)	70,153
#TysonRCBGS9Basket	26-May-21				58,900	(41,308)	17,592
#Mays1956GrayPSA9	27-May-21				57,920	(21,757)	36,163
#JORDANEXQUISITEBGS8	01-Jun-21				80,135	(51,549)	28,586
#MahomesImmaculate1of1	01-Jun-21				225,990	(112,054)	113,936
#Mantle54BowmanBasket	03-Jun-21				52,170	(22,363)	29,807
#1964KOUFAXJERSEY	04-Jun-21				437,465	(25,899)	411,566
#MAGICBIRDLOGOMAN	04-Jun-21				511,680	(289,638)	222,042
#MahomesNT8.5	04-Jun-21	164,854	(32,641)	132,213	132,218	(74,439)	57,778
#Clemente1955PSA8	08-Jun-21				84,000	(363)	83,637
#MessiMegacracks#71PSA9	08-Jun-21				90,000	(56,061)	33,939
#OZZIESMITHRCBGS9.5	08-Jun-21				74,710	(54,009)	20,701
#RICKEYHENDERSONRCPSA10	10-Jun-21				152,200	(58,665)	93,535
#JordanLeBronSignoftheTimes	14-Jun-21				169,950	(93,852)	76,098
#DIMAGGIO1933BAT	17-Jun-21				96,420	(37,377)	59,043
#JokicRefractor1of1	18-Jun-21				22,935	(5,107)	17,828
#MAYS1952PSA8	25-Jun-21				251,790	(26,805)	224,985
#KOBEREEBOKIVERSONRETROS	07-Jul-21				90,980	(64,126)	26,854
#LeBronMeloDualLogoman	08-Jul-21				1,109,350	(725,558)	383,792
#TraeYoungFlawlessGreenBGS9	08-Jul-21				24,840	(8,965)	15,875
#MPJChampionshipTicket	09-Jul-21				30,415	(27,551)	2,864
#LukaRookieJersey	13-Jul-21				521,440	(161,168)	360,272
#DonovanMitchellNT9.5	20-Jul-21				30,183	(13,646)	16,536
#LukaWhiteSparkle	23-Jul-21				720,345	(439,829)	280,516
#JordanLeBronMagicTripleSigs	05-Aug-21				85,702	(55,882)	29,820
#AcunaBowman10Basket	09-Aug-21				102,515	(60,769)	41,746
#AliRookieCardBVG8	10-Aug-21				60,700	(43,733)	16,967
#TheRockBumbleBeePSA10	10-Aug-21				47,150	(26,665)	20,485
#03ToppsChromeWax	12-Aug-21				24,350	(8,501)	15,849
#BradyBowman10	12-Aug-21				31,400	(15,061)	16,339
#SadaharuOhBat	12-Aug-21				24,813	(5,780)	19,032
#ZionPrizmsBlueBGS10	17-Aug-21				31,560	(20,318)	11,242
#03ExquisiteBox	23-Aug-21				83,723	(22,916)	60,807
#1909E95SGCSet	07-Sep-21				35,998	(12,351)	23,647
#Mantle1953Topps8	07-Sep-21				102,505	(1,734)	100,771
#SatchelPaige48LeafSGC30	07-Sep-21				35,998	(12,193)	23,805
#JackieRobinson53Topps8	23-Sep-21				57,945	(3,000)	54,945
#JimmieFoxx1938Bat	23-Sep-21				97,610	(22,736)	74,874
#KevinDurantHSJersey	23-Sep-21				226,115	(108,302)	117,813
#KobeFinalSeasonSneakers	23-Sep-21				63,790	(43,003)	20,787
#Mikan48BowmanPSA7	23-Sep-21				41,549	(14,955)	26,594
#UnitasPSA8	23-Sep-21				21,200	(8,605)	12,595

#JustinHerbertHiddenTreasureRPA	27-Sep-21	63,835	(31,112)	32,723
#TrevorLawrenceLeafBasket	27-Sep-21	11,300	(6,721)	4,579
#48LeafRuthSGC8	30-Sep-21	53,220	(8,645)	44,575
#KobeBryantFirstWhite#24Jersey	30-Sep-21	710,150	(385,276)	324,874
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	92,016	(52,569)	39,448
#LeBronBlackDiamond	30-Sep-21	78,750	(46,370)	32,380
#MANTLE1964TOPPS9	30-Sep-21	50,115	(3,232)	46,882
#Maris58ToppsPSA9	30-Sep-21	28,245	(6,896)	21,348
#PeytonManningMVPHelmet	01-Oct-21	189,065	(18,775)	170,290
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	16,938	(12,269)	4,669
#PaulPierce2010ASGJersey	19-Oct-21	30,425	(26,336)	4,089
#MayweatherRCPSA10	20-Oct-21	25,748	(16,290)	9,457
#JackieLeaf3.5	25-Oct-21	41,280	(19,324)	21,956
#Mantle1957ToppsPSA8.5	25-Oct-21	57,216	(12,771)	44,445
#TROUTFINESTSUPERFRACTOR	25-Oct-21	281,400	(166,772)	114,628
#OrangeDominguez	26-Oct-21	35,366	(18,566)	16,800
#LBJEXQUISITE	28-Oct-21	1,387,325	(597,158)	790,167
#Giannis48PointGameSneakers	01-Nov-21	25,150	(7,367)	17,783
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	309,750	(232,180)	77,570
#Mantle1966ToppsPSA9Basket	01-Nov-21	44,620	(2,395)	42,225
#NegroLeagueLegendaryCutsBasket	01-Nov-21	91,805	(59,607)	32,198
#ChicagoBullsDynastyHardwood	03-Nov-21	365,390	(222,083)	143,307
#CristianoRonaldoRC1of1	08-Nov-21	254,375	(173,192)	81,183
#MahomesNT1of1	16-Nov-21	1,662,945	(1,043,979)	618,966
#Mantle1953Bowman8Basket	18-Nov-21	51,984	(22,052)	29,932
#BradyChampionshipTicket	23-Nov-21	2,312,000	(1,442,831)	869,169
#EddiePlankT206PSA4	30-Nov-21	317,300	(76,299)	241,001
#MahomesBronzeBasket	30-Nov-21	114,025	(15,608)	98,417
#MichaelPorterJrBasket	30-Nov-21	31,065	(20,563)	10,502
#ALKALINE1954TOPPSPSA9	04-Jan-22	41,538	(19,691)	21,847
#HARMONKILLEBREW1955TOPPSPSA9	04-Jan-22	42,668	(18,741)	23,927
#1959TOPPSBASEBALLSET	06-Jan-22	84,548	(24,467)	60,080
#AlexRodriguez09WSUniform	06-Jan-22	148,505	(87,643)	60,862
#Gretzky1979Topps9	06-Jan-22	59,065	(1,720)	57,345
#JORDAN86FLEERBGS9.5BASKET	06-Jan-22	143,550	(75,658)	67,892
#ShoelessJoeJackson1915PSA8	06-Jan-22	98,723	(54,066)	44,657
#KobeBryant2001WarmUpJacket	28-Jan-22	208,105	(134,651)	73,454
#KareemPointsRecordBall	03-Feb-22	391,650	(263,610)	128,040
#LOUGEHRIGRCPHOTO	07-Feb-22	53,247	(5,825)	47,422
#LBJKobeToppsBasket	14-Feb-22	16,800	(7,465)	9,335
#SandyKoufax1956ToppsGrayBackPSA9	14-Feb-22	35,823	(4,945)	30,878
#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22	324,715	(170,975)	153,740
#BobbyOrrBruinsJersey	28-Feb-22	428,140	(124,296)	303,844
#KobeLeBronJordanMagicQuadAuto	28-Feb-22	125,990	(85,521)	40,469
#MARINO1984ROOKIECARDBGS10BASKET	03-Mar-22	19,580	(9,294)	10,286
#NTBBallWaxBundle	05-Mar-22	141,525	(78,600)	62,925
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22	562,710	(280,354)	282,356

#BRADYDEBUTTICKET	09-Mar-22				114,768	(49,530)	65,237
#WarrenSpahn1948LeafPSA9	22-Mar-22				92,750	(41,314)	51,436
#MLBALLSTARGAMETICKETRUN COLLECTION	30-Mar-22				49,890	(27,621)	22,269
#RoyCampanella1949BowmanPSA9	31-Mar-22				61,600	(23,100)	38,500
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22				356,000	(66,616)	289,383
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22				105,325	(65,045)	40,280
#JordanExquisite8.5Flashback	06-Apr-22				179,995	(84,698)	95,297
#JORDANFLEER86SGC10	06-Apr-22				199,495	(116,345)	83,150
#KOUFAXPSA8	06-Apr-22				43,360	(16,405)	26,955
#LEBRONCREDENTIALS	06-Apr-22				196,000	(151,238)	44,762
#MANTLE1967TOPPS9	06-Apr-22				20,785	(5,174)	15,610
#OVECHKINSPAUTHBASKET9.5	06-Apr-22				31,090	(6,471)	24,619
#AARONDECADEBASKET	07-Apr-22				85,439	(13,060)	72,379
#GRIFFEY89UPPERDECKSGCGOLD	07-Apr-22				17,360	(8,915)	8,445
#LeBronRookieShoes	07-Apr-22				464,925	(108,641)	356,284
#MAGICBIRDDRJ1980PSA9	07-Apr-22				31,850	(16,306)	15,543
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22				171,470	(45,280)	126,190
#PaulMolitor1978ToppsPSA10	11-Apr-22				52,973	(18,936)	34,037
#CrosbyWinterClassicSkates	15-Apr-22				18,010	(5,094)	12,916
#RONALDO2002PANINIFUTEBOL STICKER SPSA10	18-Apr-22				114,535	(49,849)	64,686
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22				76,195	(28,042)	48,154
#MantleDebutStub	26-Apr-22				117,238	(85,724)	31,514
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22				167,810	(118,648)	49,163
#EmbiidFirst50PointGameJersey	27-Apr-22				38,400	(28,354)	10,046
#RipkenRookieJersey&CardBasket	02-May-22				158,444	(35,470)	122,973
#TigerWoodsDebutTicket	12-May-22				82,410	(44,543)	37,867
#Brady01TicketBooklet	13-May-22				10,975	(8,311)	2,664
#1980ToppsBasketballWax	19-May-22				73,623	(18,590)	55,032
#Pele1958AmericanaPSA3	19-May-22				125,738	(49,513)	76,224
#96SkyboxE-X2000Wax	01-Jun-22				31,146	(10,979)	20,167
#BellingerOrangeBGS9.5	01-Jun-22				26,785	(20,287)	6,498
#CharlesBarkleySunsJersey	01-Jun-22				158,915	(19,119)	139,796
#Tiger1stEventStub	01-Jun-22				93,951	(65,762)	28,188
#HamiltonChromeOrangeSapphire	23-Jun-22				58,940	(45,554)	13,386
#OvechkinTheCupBGSGemMint9.5	06-Jul-22				467,670	(145,769)	321,901
#Mantle51BowmanSGC7	03-Aug-22				100,715	(19,167)	81,548
#49BowmanJackieAuto	12-Aug-22				76,214	(26,011)	50,202
#Eruzione1980MiracleOnIceGoldJersey	30-Aug-22				706,805	(267,196)	439,609
#TatumFlawlessGoldBGS9.5	04-Oct-22				58,885	(16,885)	42,000
TOTAL		$1,083,074	$(190,891)	$892,183	$27,361,074	$(13,001,234)	$14,359,840

Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distributes the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.

Acquisition expenses related to a particular Series that are incurred prior to the closing of an offering are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.

To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Collectable Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.

As of December 31, 2022 and 2021, the Company’s total investment in the Collectable Assets across all Series, net of impairment recognition, was $20,536,241 and $25,389,095, respectively, as detailed in the table below.

Series	2022	2021	Escrow Date
#03EXQUISITEBOX	$60,807	$83,723	8/23/2021
#03TOPPSCHROMEWAX	$15,849	$24,350	8/12/2021
#18-19BASKETBALLGROWTHBASKET	$22,081	$43,682	1/15/2021
#1909E95SGCSET	$23,647	$35,998	9/7/2021
#1959TOPPSBASEBALLSET	$60,080	$-	1/6/2022
#1964KOUFAXJERSEY	$411,566	$437,465	6/4/2021
#1969TOPPSBASKETBALLSET	$103,289	$151,455	4/16/2021
#1980ToppsBasketballWax	$55,032	$-	5/19/2022
#1986WAX	$180,811	$191,200	2/16/2021
#2000PLAYOFFCONTENDERSWAX	$23,583	$23,583	3/10/2021
#48LeafRuthSGC8	$44,575	$53,220	9/30/2021
#49BowmanJackieAuto	$50,202	$-	8/12/2022
#86AutoFleerSet	$109,500	$-	9/28/2022
#96SkyboxE-X2000Wax	$20,167	$-	6/1/2022
#AARON1954PSA8.5	$123,200	$123,200	4/28/2021
#ACUNAGOLD9.5	$17,144	$26,440	4/8/2021
#ALIWBCBELT	$427,757	$427,757	12/21/2020
#ALKALINE1954TOPPSPSA9	$21,847	$-	1/4/2022
#ANDRE&HULKWRESTLINGBASKET	$46,072	$126,440	5/18/2021
#ANDRETHEGIANT	$10,774	$26,870	5/6/2021
#AaronDecadeBasket	$72,379	$-	4/7/2022
#AcunaBowman10Basket	$41,746	$102,515	8/9/2021
#AlexRodriguez09WSUniform	$60,862	$-	1/6/2022
#AliRookieCardBVG8	$16,967	$60,700	8/10/2021
#BANKS1954PSA9	$-	$89,745	2/16/2021
#BETTSGOLDREFRACTORBASKET	$51,713	$62,698	5/26/2021
#BRADYPLAYOFFCONTENDERSBASKET	$92,269	$92,269	4/8/2021
#BRADYREEBOKFLAWLESS	$-	$-	2/16/2021
#BRADYROOKIE	$58,575	$58,575	2/17/2021
#BabeRuthBowsOutPhoto	$49,843	$-	3/7/2022
#BellingerOrangeBGS9.5	$6,498	$-	6/1/2022
#BettsBlueRefractorBasket	$7,338	$32,735	4/15/2021
#BobbyOrrBruinsJersey	$303,844	$-	2/28/2022
#Brady01TicketBooklet	$2,664	$-	5/13/2022

#Brady2000SPXSpectrumBGS9.5	$282,356		3/9/2022
#BradyBowman10	$16,339	$42,900	8/12/2021
#BradyChampionshipTicket	$869,169	$2,312,000	11/23/2021
#BradyDebutTicket	$65,237	$-	3/9/2022
#CHAMBERLAINHSUNIFORM	$319,250	$319,250	1/14/2021
#CHAMBERLAINPHILAJERSEY59-60	$1,334,625	$1,334,625	6/9/2021
#CLEMENTE1955PSA8	$83,637	$84,000	6/8/2021
#CLEMENTEWHITE&GRAYBASKET	$62,056	$93,150	5/24/2021
#COBBMINTE98	$251,993	$300,063	2/22/2021
#COBBVINTAGET206PHOTO	$34,591	$53,183	4/9/2021
#CROSBYTHECUPBASKET	$139,083	$211,670	4/28/2021
#CURRYBASKET	$-	$-	10/5/2020
#CURRYRPABGS9.5	$-	$-	5/12/2021
#CassiusClaySonyListonUPIType1	$23,840	$-	4/21/2022
#CharlesBarkleySunsJersey	$139,796	$-	6/1/2022
#ChicagoBullsDynastyHardwood	$143,307	$365,390	11/3/2021
#ChrisBoshGameWornRaptorsSneakers	$4,669	$16,938	10/19/2021
#Clemente65-68Bat	$30,715	$30,715	8/13/2021
#CristianoRonaldoRC1of1	$81,183	$254,375	11/8/2021
#CrosbyWinterClassicSkates	$12,916	$-	4/15/2022
#CurryGoldToppsPSA10	$32,000	$-	8/23/2022
#DIMAGGIO1933BAT	$59,043	$96,420	6/17/2021
#DONCICBLUEPSA10	$29,577	$61,920	3/22/2021
#DURANTCHROMEREFRACTORPSA10	$10,644	$13,100	1/11/2021
#DWADEULTIMATE	$13,881	$43,055	4/2/2021
#DaveBingSigned50GreatestNBAPlayersLithograph	$40,280	$-	4/4/2022
#DeversSuperfractor	$-	$-	6/4/2021
#DonovanMitchellNT9.5	$16,536	$30,183	7/20/2021
#Durant07-08ExquisiteLimitedLogosBGS9.5	$221,825	$-	9/6/2022
#ELWAY1984ROOKIECARDPSA10BASKET	$14,648	$31,250	5/17/2021
#EMMITTSMITH10KJERSEY	$31,763	$59,340	2/22/2021
#EMMITTSMITHMVPBASKET	$52,711	$89,457	2/16/2021
#EddiePlankT206PSA4	$241,001	$317,300	11/30/2021
#EmbiidFirst50PointGameJersey	$10,046	$-	4/27/2022
#ErlingHaalandPSA10Basket	$14,560	$14,560	9/27/2021
#Eruzione1980MiracleOnIceGoldJersey	$439,609	$-	8/30/2022
#FRANKROBINSON1957PSA9BASKET	$(200)	$77,326	4/21/2021
#FRANKROBINSON500HRBAT	$-	$-	8/31/2021
#GIANNISGOLDIMMACULATE	$39,708	$50,035	3/15/2021
#GIANNISRPA	$-	$117,755	1/8/2021
#GLEYBERTORRESORANGE9.5	$3,694	$20,229	3/25/2021
#GRETZKYOPEECHEE1979	$69,400	$69,400	4/8/2021
#GRIFFEY89UPPERDECKSGCGOLD	$8,445	$-	4/7/2022
#GaryCarter1975PSA10Basket	$39,000	$39,000	5/18/2021
#Giannis48PointGameSneakers	$17,783	$25,150	11/1/2021
#Gretzky1979Topps9	$57,345	$-	1/6/2022
#Gretzky1981SportsIllustratedCoverCGC9.4	$35,600	$-	10/4/2022
#HARMONKILLEBREW1955TOPPSPSA9	$23,927	$-	1/4/2022
#HamiltonChromeOrangeSapphire	$13,386	$-	6/23/2022
#HonusWagner1910PSA5	$100,680	$-	4/7/2022
#JACKIEROBINSONAUTOBAT	$69,252	$81,899	12/21/2020

#JETERFOILRCBASKETBGS9.5	$21,734	$72,220	5/17/2021
#JORDAN85NIKEBASKET	$-	$-	2/16/2021
#JORDANEXQUISITEBGS8	$28,586	$80,135	6/1/2021
#JORDANPSA10	$100,163	$100,163	11/5/2020
#JORDANROOKIEJERSEY	$244,645	$244,645	3/1/2021
#JORDANSIGNEDPROFESSIONALBAT	$8,714	$41,551	5/19/2021
#JackieLeaf3.5	$21,956	$41,280	10/25/2021
#JackieRobinson1952ToppsPSA8.5	$575,225	$575,225	11/3/2021
#JackieRobinson53Topps8	$54,945	$57,945	9/23/2021
#JimmieFoxx1938Bat	$74,874	$97,610	9/23/2021
#JokicRefractor1of1	$17,828	$22,935	6/18/2021
#Jordan86FleerBGS9.5Basket	$67,892	$-	1/6/2022
#JordanExquisite8.5Flashback	$95,297	$-	4/6/2022
#JordanFleer86SGC10	$83,150	$-	4/6/2022
#JordanLeBronMagicTripleSigs	$29,820	$85,702	8/5/2021
#JordanLeBronSignoftheTimes	$76,098	$169,950	6/14/2021
#JordanMagicLeBronTripleAutoJersey	$-	$130,970	8/11/2021
#JoshAllenGoldBGS9.5	$30,200	$30,200	5/6/2021
#JustinHerbertHiddenTreasureRPA	$32,723	$63,835	9/27/2021
#KAWHIBASKET	$16,411	$58,439	1/8/2021
#KOBEREEBOKIVERSONRETROS	$26,854	$90,980	7/7/2021
#KOUFAX1955PSA8.5	$-	$-	2/16/2021
#KOUFAX55PSA9	$392,100	$496,600	5/26/2021
#KareemPointsRecordBall	$128,040	$-	2/3/2022
#KevinDurantHSJersey	$117,813	$226,115	9/23/2021
#Kobe1997AirBallGameUsedShoes	$131,900	$-	4/16/2022
#KobeBlackHistoryMonthFinalSeasonShoes	$48,154	$-	4/25/2022
#KobeBryant2001WarmUpJacket	$73,454	$-	1/28/2022
#KobeBryantFirstWhite#24Jersey	$324,874	$710,150	9/30/2021
#KobeBryantRookieSneakers	$-	$136,995	10/1/2021
#KobeBryantRoyalBlueJordanSneakers	$39,448	$92,016	9/30/2021
#KobeFinalSeasonSneakers	$20,787	$63,790	9/23/2021
#KobeLeBronJordanMagicQuadAuto	$40,469	$-	2/28/2022
#KoufaxPSA8	$26,955	$-	4/6/2022
#LBJExquisite	$790,167	$1,387,325	10/28/2021
#LBJKobeToppsBasket	$9,335	$-	2/14/2022
#LEBRONBLACKREFRACTOR	$79,994	$134,860	1/28/2021
#LEBRONEMBLEMSOFENDORSEMENT	$61,068	$218,950	4/23/2021
#LEBRONMELOWADETRIORC	$90,759	$378,236	4/15/2021
#LEBRONROOKIE	$-	$48,577	10/5/2020
#LEBRONULTIMATE	$66,010	$184,835	5/26/2021
#LUKADONCICGUROOKIESNEAKERS	$-	$-	3/22/2022
#LeBronBlackDiamond	$32,380	$78,750	9/30/2021
#LeBronCredentials	$44,762	$-	4/6/2022
#LeBronMeloBosh2008TripleLogoMan	$77,570	$309,750	11/1/2021
#LeBronMeloDualLogoman	$383,792	$1,109,350	7/8/2021
#LeBronRookieShoes	$356,284	$-	4/7/2022
#LouGehrigRCPhoto	$47,422	$-	2/7/2022
#LukaRookieJersey	$360,272	$521,440	7/13/2021
#LukaWhiteSparkle	$280,516	$720,345	7/23/2021
#MAGICBIRDDRJ	$-	$-	1/31/2021
#MAGICBIRDDRJPSA8BASKET	$6,794	$27,069	4/1/2021

#MAGICBIRDLOGOMAN	$222,042	$511,680	6/4/2021
#MAHOMESEMERALDRPABGS9	$-	$81,105	1/25/2021
#MAHOMESROOKIE	$-	$-	11/16/2020
#MANTLE1952BOWMANPSA8	$15,600	$15,600	1/12/2021
#MANTLE1952TOPPSPSA8	$497,330	$497,330	3/9/2021
#MANTLE1956PSA8BASKET	$28,595	$28,595	4/26/2021
#MANTLE1960PSA9	$41,190	$41,190	6/25/2021
#MANTLE52TOPPSPSA7	$316,000	$-	4/2/2022
#MANTLE54BOWMANBASKET	$29,807	$52,170	6/3/2021
#MANTLEMINT1953	$-	$-	10/5/2020
#MARINO1984ROOKIECARDBGS10BASKET	$10,286	$-	3/3/2022
#MARINOMANNINGFAVREJERSEYS	$36,429	$47,620	5/7/2021
#MAYS1951BOWMAN7	$70,153	$103,990	5/26/2021
#MAYS1951PHOTO	$-	$-	4/1/2021
#MAYS1952PSA8	$224,985	$306,790	6/25/2021
#MAYS1959PSA9BASKET	$24,394	$24,394	5/6/2021
#MAYS1960PSA9	$16,609	$17,535	4/12/2021
#MAYWEATHERRCPSA10	$9,457	$25,748	10/20/2021
#MESSIROOKIEBASKET	$27,726	$75,634	4/30/2021
#MIKANRCPHOTO	$-	$56,415	5/26/2021
#MLBAllStarGameTicketRunCollection	$22,269	$-	3/30/2022
#MLBHALLOFFAMEBASEBALL	$235,219	$307,360	5/18/2021
#MONTANARCPSA10	$50,199	$67,320	4/21/2021
#MOOKIEBETTSGLOVE	$17,750	$62,058	3/17/2021
#MPJChampionshipTicket	$2,864	$30,415	7/9/2021
#MagicBirdDrJ1980PSA9	$15,543	$-	4/7/2022
#MahomesBronzeBasket	$98,417	$114,025	11/30/2021
#MahomesImmaculate1of1	$113,936	$225,990	6/1/2021
#MahomesNT1of1	$618,966	$1,662,945	11/16/2021
#MahomesNT8.5	$57,779	$132,213	6/4/2021
#Mantle1953Bowman8Basket	$29,932	$51,984	11/18/2021
#Mantle1953Topps8	$100,771	$102,505	9/7/2021
#Mantle1957ToppsPSA8.5	$44,445	$62,616	10/25/2021
#Mantle1964Topps9	$46,882	$50,115	9/30/2021
#Mantle1965Topps9	$38,700	$-	4/11/2022
#Mantle1966ToppsPSA9Basket	$42,225	$44,620	11/1/2021
#Mantle1967Topps9	$15,610	$-	4/6/2022
#Mantle1968PSA9Basket	$18,980	$36,974	5/17/2021
#Mantle1969Topps9	$32,340	$-	4/27/2022
#Mantle51BowmanSGC7	$63,718	$-	8/3/2022
#MantleDebutStub	$31,514	$-	4/26/2022
#Maris58ToppsPSA9	$21,348	$28,245	9/30/2021
#Mays1956GrayPSA9	$36,163	$57,920	5/27/2021
#MessiMegacracks#71PSA9	$33,939	$115,000	6/8/2021
#MichaelPorterJrBasket	$10,502	$31,065	11/30/2021
#Mikan48BowmanPSA7	$26,594	$41,549	9/23/2021
#NTBBallWaxBundle	$62,925	$-	3/5/2022
#NadalNetProGlossy	$29,612	$-	4/25/2022
#NegroLeagueLegendaryCutsBasket	$32,198	$91,805	11/1/2021
#NolanRyan1968MiltonBradleyPSA9	$126,190	$-	4/11/2022
#NolanRyan1968ToppsPSA8.5	$23,789	$-	8/30/2022
#OVECHKINTHECUPBGS8.5	$-	$-	4/29/2021

#OZZIESMITHRCBGS9.5	$20,701	$74,710	6/8/2021
#OrangeDominguez	$16,800	$35,366	10/26/2021
#OscarRobertsonCincinnatiRoyalsJersey	$-	$-	3/8/2022
#OttoGraham1950BowmanPSA9	$-	$-	2/18/2022
#OvechkinSPAuthBasket9.5	$24,619	$-	4/6/2022
#OvechkinTheCupBGSGemMint9.5	$321,901	$-	7/6/2022
#PaulMolitor1978ToppsPSA10	$34,037	$-	4/11/2022
#PaulPierce2010ASGJersey	$4,089	$30,425	10/19/2021
#Pele1958AmericanaPSA3	$76,224	$-	5/19/2022
#PeytonManningMVPHelmet	$170,290	$189,065	10/1/2021
#RICKEYHENDERSONRCPSA10	$93,535	$152,200	6/10/2021
#RODGERSPLAYOFFCONTENDERSGREEN	$-	$-	5/3/2021
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	$64,686	$-	4/18/2022
#RONALDO2003PANINIMEGACRAQUESPSA10	$153,740	$-	2/16/2022
#RUTHGEHRIGBALL	$71,752	$71,752	11/24/2020
#RipkenRookieJersey&CardBasket	$122,973	$-	5/2/2022
#RoyCampanella1949BowmanPSA9	$38,500	$-	3/31/2022
#Ruth1914BaltimoreNewsSGC3	$64,359	$64,359	9/23/2021
#Ruth33GoudeySGC8	$140,860	$140,860	5/27/2021
#SadaharuOhBat	$19,032	$24,813	8/12/2021
#SandyKoufax1956ToppsGrayBackPSA9	$30,878	$-	2/14/2022
#SatchelPaige48LeafSGC30	$23,805	$35,993	9/7/2021
#SeagerOrangeRefractorBasket	$-	$15,740	4/15/2021
#Serena03NetProPSA10Basket	$17,783	$17,783	8/12/2021
#ShoelessJoeJackson1915PSA8	$44,657	$-	1/6/2022
#StephCurrySneakers	$-	$-	11/29/2021
#TATISBOWMANBLACKLABEL	$44,879	$199,215	5/20/2021
#TATUMFLAWLESS10	$-	$46,510	3/30/2021
#TEDWILLIAMS1939PLAYBALL	$32,880	$32,880	3/30/2021
#TIGERPUTTER	$214,643	$209,513	2/17/2021
#TIGERSIFORKIDS	$23,785	$23,785	3/22/2021
#TIGERSPAUTHENTICBGS9.5	$14,626	$35,815	5/13/2021
#TRAEYOUNGFLAWLESSBGS9	$6,537	$14,790	4/1/2021
#TYSONRCBGS9BASKET	$17,592	$70,900	5/26/2021
#TatumFlawlessGoldBGS9.5	$42,000	$-	10/4/2022
#TheRockBumbleBeePSA10	$20,485	$47,150	8/10/2021
#Tiger1stEventStub	$28,188	$-	6/1/2022
#TigerWoodsDebutTicket	$37,867	$-	5/12/2022
#TimDuncanPMGGreen	$226,570	$226,570	9/23/2021
#TraeYoungFlawlessGreenBGS9	$15,875	$24,840	7/8/2021
#TrevorLawrenceLeafBasket	$4,579	$11,300	9/27/2021
#TroutFinestSuperfractor	$114,628	$281,400	10/25/2021
#UNITAS1965JERSEY	$165,900	$165,900	3/9/2021
#UnitasPSA8	$12,595	$21,200	9/23/2021
#WILTCHAMBERLAIN61PSA9	$-	$-	4/12/2021
#WarrenSpahn1948LeafPSA9	$51,436	$-	3/22/2022
#WiltChamberlain1961FleerRCPSA9	$289,383	$-	4/1/2022
#YASTRZEMSKIRC9BASKET	$-	$40,922	5/17/2021
#YaoDuncanDirkTripleLogoman	$49,163	$-	4/26/2022
#ZIONRPABGS9	$52,430	$110,076	2/16/2021
#ZionPrizmsBlueBGS10	$11,242	$31,560	8/17/2021
TOTAL	$20,536,241	$25,389,095

Operating Expenses

After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including all fees, costs and expenses incurred in connection with the management of the Collectable Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Collectable Assets), security, valuation, custodial, marketing and utilization of the Collectable Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission; any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager, in connection with the Collectable Assets; any withholding or transfer taxes imposed on the Company, a Series or any interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Collectable Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal Affairs, the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.

Prior to the closing, operating expenses are borne by the Manager and not reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Collectable Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Collectable Assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by the Underlying Asset related to such Series, and, or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Earnings per membership interest (“EPMI”): Upon completion of an offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, “Earnings per Share.” For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Collectable Asset in an amount up to 16% of the gross offering proceeds of each offering provided that such sourcing fee may be waived by the Asset Manager.

Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. Brokerage costs are capitalized in the carrying cost of each offering.

Organizational Costs: Organizational costs, including accounting fees, legal fees and costs of incorporation, are capitalized in the carrying cost of each offering. Fee may be waived by the Asset Manager.

Ongoing Expenses: Each Series is responsible for its ongoing carrying expenses as detailed in the Offering Circular. The Manager has begun to seek reimbursement from the Series when that Series is sold from the platform.

Asset Management Fee: As consideration for managing each Underlying Asset, the Manager may be paid an annual Management Fee pursuant to the Asset Management Agreement. On applicable offerings, the Manager will assess a Management Fee of not more than 2% of the Carrying Value of the Collectable Asset. The Carrying Value is calculated monthly based upon the Series’ VWAP value over the preceding month. This only applies to months where the Series was trading for the entirety of the month.

FASB ASC 360 provides guidance on financial reporting for long-lived assets “held for sale” in the capitalization of costs.

FASB ASC 820 provides guidance on fair value measurements, and provides support for the use of VWAP as a price benchmark to determine impairment.

Impaired Assets: In accordance with U.S. GAAP all Series were assessed for impairment at December 31, 2022 and also assessed at December 31, 2021 and losses recognized and recorded.

The Manager annually evaluates each asset’s carrying value compared to the current market value of the asset to determine if an adjustment is needed to be recorded, in accordance with the accounting principles generally accepted in the United States of America. For 2022, to measure the value of the assets and test for impairment the Company used the market capitalization based on the VWAP as of December 31, 2022, which it feels more accurately represents the Asset’s public value. For 2021, to measure the value of assets and test for impairment the Company used the market capitalization of the Asset based on the average of the market closing price for the last five Fridays of the year.

The following table sets forth Series which met the criteria for impairment and have recorded an Impairment loss totalling $13,001,234 during 2022 and $190,891 during 2021.

		2021			2022
Series Name	Escrow Closing Date	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis	Beginning of Year Cost Basis	Impairment Recognized	End of Year Cost Basis
#JACKIEROBINSONAUTOBAT	21-Dec-20				81,899	(12,646)	69,252
#KAWHIBASKET	08-Jan-21	69,570	(11,131)	58,439	58,439	(42,028)	16,411
#DURANTCHROMEREFRACTORPSA10	11-Jan-21				13,100	(2,456)	10,644
#18-19BASKETBALLGROWTHBASKET	15-Jan-21				43,682	(21,602)	22,081
#LEBRONBLACKREFRACTOR	28-Jan-21				134,860	(54,866)	79,994
#1986WAX	16-Feb-21				192,200	(11,389)	180,811
#EMMITTSMITHMVPBASKET	16-Feb-21	113,740	(24,283)	89,457	89,457	(36,746)	52,711
#ZIONRPABGS9	16-Feb-21	131,670	(21,594)	110,076	110,076	(57,646)	52,430
#COBBMINTE98	22-Feb-21				300,063	(48,069)	251,993
#EMMITTSMITH10KJERSEY	22-Feb-21				59,340	(27,578)	31,763
#GIANNISGOLDIMMACULATE	15-Mar-21				50,035	(10,327)	39,708
#MOOKIEBETTSGLOVE	17-Mar-21				62,058	(44,308)	17,750
#DONCICBLUEPSA10	22-Mar-21				61,920	(32,343)	29,577
#GLEYBERTORRESORANGE9.5	25-Mar-21	20,898	(669)	20,229	20,229	(16,535)	3,694
#MAGICBIRDDRJPSA8BASKET	01-Apr-21				27,069	(20,275)	6,794
#TRAEYOUNGFLAWLESSBGS9	01-Apr-21				14,790	(8,253)	6,537
#DWADEULTIMATE	02-Apr-21				43,055	(29,174)	13,881
#ACUNAGOLD9.5	08-Apr-21				26,440	(9,296)	17,144
#COBBVINTAGET206PHOTO	09-Apr-21				53,183	(18,592)	34,591
#MAYS1960PSA9	12-Apr-21				17,535	(926)	16,609
#BettsBlueRefractorBasket	15-Apr-21				32,735	(25,397)	7,338
#LEBRONMELOWADETRIORC	15-Apr-21				378,236	(287,477)	90,759

#1969TOPPSBASKETBALLSET	16-Apr-21				151,455	(48,166)	103,289
#MONTANARCPSA10	21-Apr-21				67,320	(17,121)	50,199
#LEBRONEMBLEMSOFENDORSEMENT	23-Apr-21				218,950	(157,882)	61,068
#CROSBYTHECUPBASKET	28-Apr-21				211,670	(72,587)	139,083
#MESSIROOKIEBASKET	30-Apr-21	93,375	(17,741)	75,634	75,634	(47,908)	27,726
#ANDRETHEGIANT	06-May-21				26,870	(16,097)	10,774
#MARINOMANNINGFAVREJERSEYS	07-May-21				47,620	(11,191)	36,429
#TIGERSPAUTHENTICBGS9.5	13-May-21				35,815	(21,189)	14,626
#ELWAY1984ROOKIECARDPSA10BASKET	17-May-21				31,250	(16,602)	14,648
#JETERFOILRCBASKETBGS9.5	17-May-21	102,198	(29,978)	72,220	72,220	(50,486)	21,734
#Mantle1968PSA9Basket	17-May-21				36,974	(17,994)	18,980
#ANDRE&HULKWRESTLINGBASKET	18-May-21				126,440	(80,368)	46,072
#MLBHALLOFFAMEBASEBALL	18-May-21				307,360	(72,141)	235,219
#JORDANSIGNEDPROFESSIONALBAT	19-May-21	51,823	(10,271)	41,552	41,552	(32,838)	8,714
#TATISBOWMANBLACKLABEL	20-May-21	221,350	(22,135)	199,215	199,215	(154,336)	44,879
#CLEMENTEWHITE&GRAYBASKET	24-May-21	113,598	(20,448)	93,150	93,150	(31,093)	62,056
#BETTSGOLDREFRACTORBASKET	26-May-21				62,948	(11,235)	51,713
#KOUFAX55PSA9	26-May-21				496,600	(104,500)	392,100
#LEBRONULTIMATE	26-May-21				184,835	(118,825)	66,010
#MAYS1951BOWMAN7	26-May-21				103,990	(33,837)	70,153
#TysonRCBGS9Basket	26-May-21				58,900	(41,308)	17,592
#Mays1956GrayPSA9	27-May-21				57,920	(21,757)	36,163
#JORDANEXQUISITEBGS8	01-Jun-21				80,135	(51,549)	28,586
#MahomesImmaculate1of1	01-Jun-21				225,990	(112,054)	113,936
#Mantle54BowmanBasket	03-Jun-21				52,170	(22,363)	29,807
#1964KOUFAXJERSEY	04-Jun-21				437,465	(25,899)	411,566
#MAGICBIRDLOGOMAN	04-Jun-21				511,680	(289,638)	222,042
#MahomesNT8.5	04-Jun-21	164,854	(32,641)	132,213	132,218	(74,439)	57,778
#Clemente1955PSA8	08-Jun-21				84,000	(363)	83,637
#MessiMegacracks#71PSA9	08-Jun-21				90,000	(56,061)	33,939
#OZZIESMITHRCBGS9.5	08-Jun-21				74,710	(54,009)	20,701
#RICKEYHENDERSONRCPSA10	10-Jun-21				152,200	(58,665)	93,535
#JordanLeBronSignoftheTimes	14-Jun-21				169,950	(93,852)	76,098
#DIMAGGIO1933BAT	17-Jun-21				96,420	(37,377)	59,043
#JokicRefractor1of1	18-Jun-21				22,935	(5,107)	17,828
#MAYS1952PSA8	25-Jun-21				251,790	(26,805)	224,985
#KOBEREEBOKIVERSONRETROS	07-Jul-21				90,980	(64,126)	26,854
#LeBronMeloDualLogoman	08-Jul-21				1,109,350	(725,558)	383,792
#TraeYoungFlawlessGreenBGS9	08-Jul-21				24,840	(8,965)	15,875
#MPJChampionshipTicket	09-Jul-21				30,415	(27,551)	2,864
#LukaRookieJersey	13-Jul-21				521,440	(161,168)	360,272
#DonovanMitchellNT9.5	20-Jul-21				30,183	(13,646)	16,536
#LukaWhiteSparkle	23-Jul-21				720,345	(439,829)	280,516
#JordanLeBronMagicTripleSigs	05-Aug-21				85,702	(55,882)	29,820
#AcunaBowman10Basket	09-Aug-21				102,515	(60,769)	41,746
#AliRookieCardBVG8	10-Aug-21				60,700	(43,733)	16,967
#TheRockBumbleBeePSA10	10-Aug-21				47,150	(26,665)	20,485

#03ToppsChromeWax	12-Aug-21	24,350	(8,501)	15,849
#BradyBowman10	12-Aug-21	31,400	(15,061)	16,339
#SadaharuOhBat	12-Aug-21	24,813	(5,780)	19,032
#ZionPrizmsBlueBGS10	17-Aug-21	31,560	(20,318)	11,242
#03ExquisiteBox	23-Aug-21	83,723	(22,916)	60,807
#1909E95SGCSet	07-Sep-21	35,998	(12,351)	23,647
#Mantle1953Topps8	07-Sep-21	102,505	(1,734)	100,771
#SatchelPaige48LeafSGC30	07-Sep-21	35,998	(12,193)	23,805
#JackieRobinson53Topps8	23-Sep-21	57,945	(3,000)	54,945
#JimmieFoxx1938Bat	23-Sep-21	97,610	(22,736)	74,874
#KevinDurantHSJersey	23-Sep-21	226,115	(108,302)	117,813
#KobeFinalSeasonSneakers	23-Sep-21	63,790	(43,003)	20,787
#Mikan48BowmanPSA7	23-Sep-21	41,549	(14,955)	26,594
#UnitasPSA8	23-Sep-21	21,200	(8,605)	12,595
#JustinHerbertHiddenTreasureRPA	27-Sep-21	63,835	(31,112)	32,723
#TrevorLawrenceLeafBasket	27-Sep-21	11,300	(6,721)	4,579
#48LeafRuthSGC8	30-Sep-21	53,220	(8,645)	44,575
#KobeBryantFirstWhite#24Jersey	30-Sep-21	710,150	(385,276)	324,874
#KobeBryantRoyalBlueJordanSneakers	30-Sep-21	92,016	(52,569)	39,448
#LeBronBlackDiamond	30-Sep-21	78,750	(46,370)	32,380
#MANTLE1964TOPPS9	30-Sep-21	50,115	(3,232)	46,882
#Maris58ToppsPSA9	30-Sep-21	28,245	(6,896)	21,348
#PeytonManningMVPHelmet	01-Oct-21	189,065	(18,775)	170,290
#ChrisBoshGameWornRaptorsSneakers	19-Oct-21	16,938	(12,269)	4,669
#PaulPierce2010ASGJersey	19-Oct-21	30,425	(26,336)	4,089
#MayweatherRCPSA10	20-Oct-21	25,748	(16,290)	9,457
#JackieLeaf3.5	25-Oct-21	41,280	(19,324)	21,956
#Mantle1957ToppsPSA8.5	25-Oct-21	57,216	(12,771)	44,445
#TROUTFINESTSUPERFRACTOR	25-Oct-21	281,400	(166,772)	114,628
#OrangeDominguez	26-Oct-21	35,366	(18,566)	16,800
#LBJEXQUISITE	28-Oct-21	1,387,325	(597,158)	790,167
#Giannis48PointGameSneakers	01-Nov-21	25,150	(7,367)	17,783
#LeBronMeloBosh2008TripleLogoMan	01-Nov-21	309,750	(232,180)	77,570
#Mantle1966ToppsPSA9Basket	01-Nov-21	44,620	(2,395)	42,225
#NegroLeagueLegendaryCutsBasket	01-Nov-21	91,805	(59,607)	32,198
#ChicagoBullsDynastyHardwood	03-Nov-21	365,390	(222,083)	143,307
#CristianoRonaldoRC1of1	08-Nov-21	254,375	(173,192)	81,183
#MahomesNT1of1	16-Nov-21	1,662,945	(1,043,979)	618,966
#Mantle1953Bowman8Basket	18-Nov-21	51,984	(22,052)	29,932
#BradyChampionshipTicket	23-Nov-21	2,312,000	(1,442,831)	869,169
#EddiePlankT206PSA4	30-Nov-21	317,300	(76,299)	241,001
#MahomesBronzeBasket	30-Nov-21	114,025	(15,608)	98,417
#MichaelPorterJrBasket	30-Nov-21	31,065	(20,563)	10,502
#ALKALINE1954TOPPSPSA9	04-Jan-22	41,538	(19,691)	21,847
#HARMONKILLEBREW1955TOPPSPSA9	04-Jan-22	42,668	(18,741)	23,927
#1959TOPPSBASEBALLSET	06-Jan-22	84,548	(24,467)	60,080
#AlexRodriguez09WSUniform	06-Jan-22	148,505	(87,643)	60,862
#Gretzky1979Topps9	06-Jan-22	59,065	(1,720)	57,345

#JORDAN86FLEERBGS9.5BASKET	06-Jan-22				143,550	(75,658)	67,892
#ShoelessJoeJackson1915PSA8	06-Jan-22				98,723	(54,066)	44,657
#KobeBryant2001WarmUpJacket	28-Jan-22				208,105	(134,651)	73,454
#KareemPointsRecordBall	03-Feb-22				391,650	(263,610)	128,040
#LOUGEHRIGRCPHOTO	07-Feb-22				53,247	(5,825)	47,422
#LBJKobeToppsBasket	14-Feb-22				16,800	(7,465)	9,335
#SandyKoufax1956ToppsGrayBackPSA9	14-Feb-22				35,823	(4,945)	30,878
#RONALDO2003PANINIMEGACRAQUESPSA10	16-Feb-22				324,715	(170,975)	153,740
#BobbyOrrBruinsJersey	28-Feb-22				428,140	(124,296)	303,844
#KobeLeBronJordanMagicQuadAuto	28-Feb-22				125,990	(85,521)	40,469
#MARINO1984ROOKIECARDBGS10BASKET	03-Mar-22				19,580	(9,294)	10,286
#NTBBallWaxBundle	05-Mar-22				141,525	(78,600)	62,925
#BRADY2000SPXSPECTRUMBGS9.5	09-Mar-22				562,710	(280,354)	282,356
#BRADYDEBUTTICKET	09-Mar-22				114,768	(49,530)	65,237
#WarrenSpahn1948LeafPSA9	22-Mar-22				92,750	(41,314)	51,436
#MLBALLSTARGAMETICKETRUNCOLLECTION	30-Mar-22				49,890	(27,621)	22,269
#RoyCampanella1949BowmanPSA9	31-Mar-22				61,600	(23,100)	38,500
#WILTCHAMBERLAIN1961FLEERRCPSA9	01-Apr-22				356,000	(66,616)	289,383
#DaveBingSigned50GreatestNBAPlayersLithograph	04-Apr-22				105,325	(65,045)	40,280
#JordanExquisite8.5Flashback	06-Apr-22				179,995	(84,698)	95,297
#JORDANFLEER86SGC10	06-Apr-22				199,495	(116,345)	83,150
#KOUFAXPSA8	06-Apr-22				43,360	(16,405)	26,955
#LEBRONCREDENTIALS	06-Apr-22				196,000	(151,238)	44,762
#MANTLE1967TOPPS9	06-Apr-22				20,785	(5,174)	15,610
#OVECHKINSPAUTHBASKET9.5	06-Apr-22				31,090	(6,471)	24,619
#AARONDECADEBASKET	07-Apr-22				85,439	(13,060)	72,379
#GRIFFEY89UPPERDECKSGCGOLD	07-Apr-22				17,360	(8,915)	8,445
#LeBronRookieShoes	07-Apr-22				464,925	(108,641)	356,284
#MAGICBIRDDRJ1980PSA9	07-Apr-22				31,850	(16,306)	15,543
#NolanRyan1968MiltonBradleyPSA9	11-Apr-22				171,470	(45,280)	126,190
#PaulMolitor1978ToppsPSA10	11-Apr-22				52,973	(18,936)	34,037
#CrosbyWinterClassicSkates	15-Apr-22				18,010	(5,094)	12,916
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	18-Apr-22				114,535	(49,849)	64,686
#KobeBlackHistoryMonthFinalSeasonShoes	25-Apr-22				76,195	(28,042)	48,154
#MantleDebutStub	26-Apr-22				117,238	(85,724)	31,514
#YAODUNCANDIRKTRIPLELOGOMAN	26-Apr-22				167,810	(118,648)	49,163
#EmbiidFirst50PointGameJersey	27-Apr-22				38,400	(28,354)	10,046
#RipkenRookieJersey&CardBasket	02-May-22				158,444	(35,470)	122,973
#TigerWoodsDebutTicket	12-May-22				82,410	(44,543)	37,867
#Brady01TicketBooklet	13-May-22				10,975	(8,311)	2,664
#1980ToppsBasketballWax	19-May-22				73,623	(18,590)	55,032
#Pele1958AmericanaPSA3	19-May-22				125,738	(49,513)	76,224
#96SkyboxE-X2000Wax	01-Jun-22				31,146	(10,979)	20,167
#BellingerOrangeBGS9.5	01-Jun-22				26,785	(20,287)	6,498
#CharlesBarkleySunsJersey	01-Jun-22				158,915	(19,119)	139,796
#Tiger1stEventStub	01-Jun-22				93,951	(65,762)	28,188
#HamiltonChromeOrangeSapphire	23-Jun-22				58,940	(45,554)	13,386
#OvechkinTheCupBGSGemMint9.5	06-Jul-22				467,670	(145,769)	321,901
#Mantle51BowmanSGC7	03-Aug-22				100,715	(19,167)	81,548
#49BowmanJackieAuto	12-Aug-22				76,214	(26,011)	50,202
#Eruzione1980MiracleOnIceGoldJersey	30-Aug-22				706,805	(267,196)	439,609
#TatumFlawlessGoldBGS9.5	04-Oct-22				58,885	(16,885)	42,000
TOTAL		$1,083,074	$(190,891)	$892,183	$27,361,074	$(13,001,234)	$14,359,840

Income Taxes

For the 2020 and 2021 tax years, the Company and each Series (where escrow closed in the 2020 or 2021 tax-year) were treated as either partnerships or disregarded entities for US federal income tax purposes. Partnerships generally will not be subject to US federal income tax. Rather, each Member is required to report on its own federal income tax return that Member’s allocable share of the partnership’s items of taxable income, gain, loss, deduction and credit for the taxable year.

These 2020 and 2021 Series will continue to be treated as partnerships for US federal income tax purposes for 2022 tax-year. However, the Company held unit-holder votes for each Series to allow for the conversion of these Series into C corporations. The intent is for the election to convert to C corporations to be effective starting in tax-year 2023. The conversion will be affected through the successful filing of IRS Form 8832. Notice of IRS acceptance of Forms 8832 for each Series is still pending.

For any series where the escrow closed in tax-year 2022, it is the intent of the Company for those Series to also elect to be treated a C corporation. However, it is the intent of the Company that this election by the Series be effective for the 2022 tax year. Unlike partnerships, C corporations constitute a tax-paying entity. As such, the C corporations will calculate their net taxable income for the 2022 tax year and remit any resultant tax liability to the US Treasury. Any distribution of after-tax proceeds by these C corporation may trigger a second, shareholder-level gain to the recipient shareholder. This second, shareholder-level gain is reported by the Series shareholder on the shareholder’s own federal income tax return.

Three (3) Series that were formed in 2022 and have elected to be taxed as C corporations for income tax purposes for tax-year 2022 disposed of their Collectable assets in the 2022 tax-year. The current income tax payable that resulted from these asset dispositions totals $21,353 as reflected in the Statement of Operations.

Further, the GAAP impairments for the remaining 2022 Series electing to be treated as C corporations for income tax purposes created a deferred tax asset of $707,573. This deferred tax asset is offset by a full valuation allowance. Accordingly, this item has no impact on the actual statements.

NOTE 4: RELATED PARTY TRANSACTIONS

Due from / (Due to) Affiliates balances on the financial statements represent intercompany transactions which finance certain operations of the company such as costs capitalized in a Series, consignment payments, proceeds from sales, sales pay-outs, and share purchases.

As of December 31, 2022, the net amount of Due from / (Due to) the Manager is $1,592,804, which represents the net transactions of sales funding, sales payouts and shares purchased.

As of December 31, 2022, the net amount of Due from / (Due to) Collectable Technologies, Inc. is ($1,786,728), which represents the net transactions of costs capitalized in a Series, sales funding, sales payouts and shares purchased.

Among the items offered to the public through the Collectable platform in 2022, (1) one item came from the collection of Collectable Founder and President, Jason Epstein through a business entity, Zev Partners. Total consignment payments equaled $20,100.

Asset Name	Closing Date	Consignment Paid
#CURRYGOLDTOPPSPSA10	8/23/2022	$20,100

As of December 31, 2021, the net amount of Due from / (Due to) the Manager is $332,611, which represents the net transactions of sales funding, sales payouts and shares purchased.

As of December 31, 2021, the net amount of Due from / (Due to) Collectable Technologies, Inc. is $1,718,704, which represents the net transactions of costs capitalized in a Series, sales funding, sales payouts and shares purchased.

Among the items offered to the public through the Collectable platform in 2021, six (6) items came from the collection of Collectable Founder and President, Jason Epstein through a business entity, Zev Partners. Total consignment payments equaled $149,600.

Asset Name	Closing Date	Consignment Paid
#DURANTCHROMEREFRACTORPSA10	1/11/2021	$12,500
#MANTLE1952BOWMANPSA8	1/12/2021	$15,375
#TEDWILLIAMS1939PLAYBALL	3/30/2021	$28,000
#MAGICBIRDDRJPSA8BASKET	4/1/2021	$15,400
#BRADYPLAYOFFCONTENDERSBASKET	4/8/2021	$61,875
#MANTLE1956PSA8BASKET	4/26/2021	$16,450
Total Consignments Paid in 2021		$149,600

Officers may also invest in assets for sale. The following table sets forth information with respect to the number of units or shares of each of our Series beneficially owned by our officers as of December 31, 2022.

Title of Class	Name of Beneficial Owner	# of Units	% (*less than 1%)
#03ExquisiteBox	Ezra Levine	39	*
#18-19BASKETBALLGROWTHBASKET	Jason Epstein	15	*
#1909E95SGCSet	Ezra Levine	3	*
#1909E95SGCSet	Jason Epstein	100	1.3%
#1959TOPPSBASEBALLSET	Ezra Levine	18	*
#1964KOUFAXJERSEY	Jason Epstein	70	*
#1969TOPPSBASKETBALLSET	Matthew Demchyk	10	*
#1980ToppsBasketballWax	Ezra Levine	6	*
#1986WAX	Jason Epstein	15	*
#1986WAX	Matthew Demchyk	426	5.5%
#2000PLAYOFFCONTENDERSWAX	Jason Epstein	40	1.6%
#48LeafRuthSGC8	Ezra Levine	385	3.5%
#49BowmanJackieAuto	Ezra Levine	1	*
#AARON1954PSA8.5	Ezra Levine	296	2.4%
#AARON1954PSA8.5	Jason Epstein	70	*
#AcunaBowman10Basket	Ezra Levine	20	*
#AlexRodriguez09WSUniform	Ezra Levine	29	*
#AliRookieCardBVG8	Ezra Levine	2	*
#AliRookieCardBVG8	Jason Epstein	10	*
#ALIWBCBELT	Jason Epstein	500	1.2%
#ALKALINE1954TOPPSPSA9	Ezra Levine	4	*
#ANDRE&HULKWRESTLINGBASKET	Ezra Levine	45	*
#BobbyOrrBruinsJersey	Ezra Levine	113	*
#BRADY2000SPXSPECTRUMBGS9.5	Jason Epstein	250	*
#BRADY2000SPXSPECTRUMBGS9.5	Matthew Demchyk	100	*
#BradyChampionshipTicket	Jason Epstein	1,056	*
#BRADYDEBUTTICKET	Ezra Levine	15	*
#BRADYPLAYOFFCONTENDERSBASKET	Jason Epstein	4,149	22.2%
#BRADYPLAYOFFCONTENDERSBASKET	Matthew Demchyk	219	1.2%
#BRADYROOKIE	Jason Epstein	20	*
#CHAMBERLAINHSUNIFORM	Ezra Levine	84	*
#CHAMBERLAINHSUNIFORM	Jason Epstein	400	3.1%
#ChamberlainPhilaJersey59-60	Ezra Levine	371	*
#ChamberlainPhilaJersey59-60	Jason Epstein	1,196	*
#ChicagoBullsDynastyHardwood	Ezra Levine	71	*
#Clemente1955PSA8	Ezra Levine	48	*
#Clemente1955PSA8	Jason Epstein	70	*
#CLEMENTEWHITE&GRAYBASKET	Ezra Levine	7	*
#CLEMENTEWHITE&GRAYBASKET	Matthew Demchyk	35	*
#COBBMINTE98	Ezra Levine	481	1.6%
#COBBMINTE98	Jason Epstein	280	*
#COBBVINTAGET206PHOTO	Jason Epstein	25	*
#COBBVINTAGET206PHOTO	Matthew Demchyk	25	*
#CristianoRonaldoRC1of1	Ezra Levine	615	1.2%
#CROSBYTHECUPBASKET	Ezra Levine	3,801	17.9%

#CurryGoldToppsPSA10	Jason Epstein	1,160	36.3%
#DIMAGGIO1933BAT	Ezra Levine	290	3.0%
#DonovanMitchellNT9.5	Ezra Levine	40	1.3%
#DURANTCHROMEREFRACTORPSA10	Jason Epstein	23	1.8%
#DWADEULTIMATE	Jason Epstein	50	1.1%
#EddiePlankT206PSA4	Ezra Levine	399	*
#EmbiidFirst50PointGameJersey	Ezra Levine	1	*
#EMMITTSMITH10KJERSEY	Jason Epstein	1	*
#EMMITTSMITH10KJERSEY	Matthew Demchyk	459	7.6%
#EMMITTSMITHMVPBASKET	Jason Epstein	48	*
#EMMITTSMITHMVPBASKET	Matthew Demchyk	430	7.4%
#Eruzione1980MiracleOnIceGoldJersey	Ezra Levine	46	*
#Giannis48PointGameSneakers	Ezra Levine	12	*
#GIANNISGOLDIMMACULATE	Ezra Levine	3	*
#GLEYBERTORRESORANGE9.5	Jason Epstein	30	1.4%
#Gretzky1981SportsIllustratedCoverCGC9.4	Ezra Levine	276	7.4%
#GRETZKYOPEECHEE1979	Ezra Levine	281	4.0%
#GRETZKYOPEECHEE1979	Jason Epstein	110	1.6%
#HamiltonChromeOrangeSapphire	Ezra Levine	1	*
#HARMONKILLEBREW1955TOPPSPSA9	Ezra Levine	10	*
#HARMONKILLEBREW1955TOPPSPSA9	Jason Epstein	100	2.3%
#HonusWagner1910PSA5	Ezra Levine	274	2.7%
#JackieLeaf3.5	Ezra Levine	4	*
#JackieLeaf3.5	Jason Epstein	30	*
#JackieRobinson1952ToppsPSA8.5	Ezra Levine	419	*
#JackieRobinson1952ToppsPSA8.5	Jason Epstein	200	*
#JackieRobinson1952ToppsPSA8.5	Matthew Demchyk	100	*
#JackieRobinson53Topps8	Ezra Levine	30	*
#JackieRobinson53Topps8	Jason Epstein	200	2.7%
#JACKIEROBINSONAUTOBAT	Jason Epstein	10	*
#JETERFOILRCBASKETBGS9.5	Jason Epstein	13	*
#JimmieFoxx1938Bat	Ezra Levine	258	2.6%
#JimmieFoxx1938Bat	Jason Epstein	300	3.0%
#JimmieFoxx1938Bat	Matthew Demchyk	195	2.0%
#JordanExquisite8.5Flashback	Ezra Levine	27	*
#JORDANEXQUISITEBGS8	Ezra Levine	84	1.0%
#JORDANFLEER86SGC10	Ezra Levine	55	*
#JORDANFLEER86SGC10	Jason Epstein	100	*
#JordanLeBronMagicTripleSigs	Ezra Levine	44	*
#JORDANPSA10	Ezra Levine	236	2.3%
#JORDANPSA10	Matthew Demchyk	225	2.2%
#JORDANROOKIEJERSEY	Jason Epstein	30	*
#JORDANSIGNEDPROFESSIONALBAT	Ezra Levine	2	*
#KareemPointsRecordBall	Ezra Levine	4	*
#KAWHIBASKET	Jason Epstein	1,370	57.4%
#KevinDurantHSJersey	Ezra Levine	36	*
#KobeBryant2001WarmUpJacket	Ezra Levine	529	2.5%
#KobeBryantFirstWhite#24Jersey	Ezra Levine	159	*
#KobeBryantFirstWhite#24Jersey	Jason Epstein	20	*
#KobeBryantRoyalBlueJordanSneakers	Jason Epstein	10	*
#KobeLeBronJordanMagicQuadAuto	Ezra Levine	353	1.4%
#KOUFAX55PSA9	Ezra Levine	560	1.1%
#LBJEXQUISITE	Ezra Levine	9	*

#LBJEXQUISITE	Jason Epstein	975	*
#LEBRONBLACKREFRACTOR	Ezra Levine	43	*
#LEBRONBLACKREFRACTOR	Jason Epstein	60	*
#LEBRONCREDENTIALS	Ezra Levine	91	*
#LeBronMeloDualLogoman	Ezra Levine	25	*
#LeBronMeloDualLogoman	Jason Epstein	10	*
#LEBRONMELOWADETRIORC	Ezra Levine	74	*
#LEBRONULTIMATE	Ezra Levine	16	*
#LukaRookieJersey	Ezra Levine	99	*
#LukaRookieJersey	Jason Epstein	200	*
#LukaWhiteSparkle	Ezra Levine	1	*
#LukaWhiteSparkle	Jason Epstein	200	*
#MAGICBIRDDRJPSA8BASKET	Jason Epstein	668	23.7%
#MAGICBIRDLOGOMAN	Ezra Levine	135	*
#MAGICBIRDLOGOMAN	Jason Epstein	40	*
#MahomesBronzeBasket	Ezra Levine	4	*
#MahomesImmaculate1of1	Ezra Levine	22	*
#MahomesImmaculate1of1	Jason Epstein	35	*
#MahomesNT1of1	Ezra Levine	942	*
#MahomesNT1of1	Jason Epstein	3,200	*
#MahomesNT1of1	Matthew Demchyk	1,000	*
#MahomesNT8.5	Ezra Levine	47	*
#MANTLE1952TOPPSPSA8	Ezra Levine	115	*
#MANTLE1952TOPPSPSA8	Jason Epstein	112	*
#MANTLE1952TOPPSPSA8	Matthew Demchyk	1,794	3.6%
#Mantle1953Bowman8Basket	Ezra Levine	40	*
#Mantle1953Topps8	Ezra Levine	211	2.0%
#Mantle1953Topps8	Jason Epstein	100	*
#MANTLE1956PSA8BASKET	Jason Epstein	1,749	29.5%
#Mantle1957ToppsPSA8.5	Ezra Levine	20	*
#MANTLE1960PSA9	Jason Epstein	30	*
#MANTLE52TOPPSPSA7	Ezra Levine	45	*
#MANTLE52TOPPSPSA7	Matthew Demchyk	1,300	4.1%
#Mantle54BowmanBasket	Ezra Levine	6	*
#Mantle54BowmanBasket	Jason Epstein	1,401	26.3%
#MantleDebutStub	Ezra Levine	103	*
#Maris58ToppsPSA9	Jason Epstein	100	1.7%
#MAYS1951BOWMAN7	Jason Epstein	13	*
#MAYS1952PSA8	Ezra Levine	291	1.2%
#MAYS1952PSA8	Jason Epstein	10	*
#MAYS1959PSA9BASKET	Jason Epstein	620	12.2%
#MayweatherRCPSA10	Ezra Levine	8	*
#MessiMegacracks#71PSA9	Ezra Levine	1	*
#MESSIROOKIEBASKET	Matthew Demchyk	379	4.0%
#Mikan48BowmanPSA7	Ezra Levine	5	*
#Mikan48BowmanPSA7	Jason Epstein	160	1.9%
#Mikan48BowmanPSA7	Matthew Demchyk	200	2.4%
#MONTANARCPSA10	Ezra Levine	76	1.1%
#MONTANARCPSA10	Jason Epstein	5	*
#MONTANARCPSA10	Matthew Demchyk	94	1.4%
#MOOKIEBETTSGLOVE	Ezra Levine	64	1.0%

#NadalNetProGlossy	Ezra Levine	20	*
#NadalNetProGlossy	Jason Epstein	4	*
#OvechkinTheCupBGSGemMint9.5	Ezra Levine	56	*
#PaulMolitor1978ToppsPSA10	Ezra Levine	49	*
#PeytonManningMVPHelmet	Ezra Levine	1,174	3.1%
#RONALDO2002PANINIFUTEBOLSTICKERSPSA10	Ezra Levine	137	1.2%
#RoyCampanella1949BowmanPSA9	Ezra Levine	152	2.5%
#Ruth1914BaltimoreNewsSGC3	Ezra Levine	118	*
#Ruth33GoudeySGC8	Ezra Levine	397	2.8%
#Ruth33GoudeySGC8	Jason Epstein	175	1.2%
#RUTHGEHRIGBALL	Ezra Levine	122	6.0%
#RUTHGEHRIGBALL	Jason Epstein	320	15.7%
#RUTHGEHRIGBALL	Matthew Demchyk	135	6.6%
#SadaharuOhBat	Ezra Levine	6	*
#SandyKoufax1956ToppsGrayBackPSA9	Ezra Levine	27	*
#ShoelessJoeJackson1915PSA8	Ezra Levine	93	*
#TatumFlawlessGoldBGS9.5	Ezra Levine	3	*
#TEDWILLIAMS1939PLAYBALL	Ezra Levine	25	*
#TheRockBumbleBeePSA10	Jason Epstein	500	5.2%
#TheRockBumbleBeePSA10	Matthew Demchyk	3	*
#Tiger1stEventStub	Matthew Demchyk	100	1.1%
#TIGERPUTTER	Ezra Levine	331	1.5%
#TIGERPUTTER	Jason Epstein	60	*
#TIGERSPAUTHENTICBGS9.5	Jason Epstein	13	*
#TigerWoodsDebutTicket	Ezra Levine	1	*
#TimDuncanPMGGreen	Ezra Levine	1	*
#TROUTFINESTSUPERFRACTOR	Jason Epstein	10	*
#TysonRCBGS9Basket	Ezra Levine	51	*
#UnitasPSA8	Ezra Levine	5	*
#WarrenSpahn1948LeafPSA9	Ezra Levine	245	2.6%
#WILTCHAMBERLAIN1961FLEERRCPSA9	Ezra Levine	343	*
#YAODUNCANDIRKTRIPLELOGOMAN	Ezra Levine	2	*
#ZionPrizmsBlueBGS10	Jason Epstein	20	*

Common Management: The CEO of the Company, Collectable Sports Assets, LLC is also the CEO of the Manager, CS Asset Manager, LLC. Due to the Company having common management, there cannot be any arms length transactions between the Company, Collectable Sports Assets, LLC the Manager, CS Asset Manager, LLC. As of April 3, 2023, the role and responsibilities of the CEO transitioned from Ezra Levine to Jarod Winters.

NOTE 5: MEMBERS’ EQUITY

The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Collectable Asset held in that series after deduction of expense allocations and direct expenses attributable to the Collectable Asset, based on their percentage of the total outstanding Interests in that Series.

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.

Distributions Upon Liquidation

Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Collectable Assets will be liquidated, and proceeds distributed as follows:

(i)	first, to any third-party creditors;

(ii)	second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses).

(iii)	third, 100% to the interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series).

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the offering described herein and other offerings (e.g., Offering Expenses and Acquisition Expenses), additionally, the Manager may receive Sourcing Fees in connection with the sale of an underlying Asset of the Platform.

The Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes. During 2022, the Manager received $314,858 in Sourcing Fees for (71) seventy-one Reg A Series and $10,000 in Sourcing Fees for (1) one Reg D Series that were closed. During 2022, the Manager also received 88,229 shares in non-cash compensation with a value of $611,120.

During 2021, the Manager received $696,926 in Sourcing Fees for (159) one hundred fifty-nine Series that were closed. During 2021, the Manager also received 142,713 shares in non-cash compensation with a value of $1,187,183.

NOTE 6: RECENT ACCOUNTING PRONOUNCEMENTS

The Company does not believe that any other recently issued, but not yet effective, accounting pronouncements would have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 7: COMMITMENTS AND CONTINGENCIES

Litigation

The Company is not currently involved with and does not know of any pending or threatened litigation against the Company, its member or its Manager, except as follows:

A Series of the Company, #BobbyOrrBruinsJersey, was the subject of pending/threatened litigation against the parent of the Company, Collectable Technologies, Inc (“CTI”). The parties reached a settlement of their dispute on or about April 30th, 2023 to include the purchase of the Series’ underlying asset from public investors for $44,690 to be funded by CTI, as well as a monetary settlement of $80,000 also to be funded by CTI.

NOTE 8: SUBSEQUENT EVENTS

The Company has evaluated events through May 5, 2023, the date of this filing. On April 3, 2023 the Board accepted the resignation of Ezra Levine from the post of CEO, and promptly filed the requirement announcement in the SEC EDGAR database: https://www.sec.gov/Archives/edgar/data/1804446/000182912623002566/collectablesports_1u.htm Additionally, the Board voted to promote Jarod Winters to assume the duties performed in that role.

As a result of liquidity and going concern issue described above in Note 2, in addition to staffing and other cost cutting measures, the Board voted in favor of a plan to seek liquidity by selling Collectable Assets from the platform. The plan outlines an orderly process of allocating assets to be sold at specific venues.

Subsequent Offerings

The company has not conducted any offerings subsequent to December 31, 2022.

Sales of underlying assets

There have been (16) sixteen sales of underlying assets off the platform so far in 2023.

Series Name	Date of Sale	Sales Price	Cost Basis	Net Gain (Loss)
#RUTH1914BALTIMORENEWSSGC3	1/18/2023	$96,138	$64,800	$31,338
#ERUZIONE1980MIRACLEONICEGOLDJERSEY	1/27/2023	$725,000	$708,000	$17,000
#MAYS1959PSA9BASKET	4/3/2023	$28,000	$24,000	$4,000
#HONUSWAGNER1910PSA5	4/7/2023	$90,000	$89,900	$100
#BELLINGERORANGEBGS9.5	4/8/2023	$3,312	$26,000	$(22,688)
#DONOVANMITCHELLNT9.5	4/8/2023	$5,355	$29,750	$(24,395)
#GLEYBERTORRESORANGE9.5	4/8/2023	$1,820	$20,750	$(18,930)
#GRIFFEY89UPPERDECKSGCGOLD	4/8/2023	$4,550	$15,500	$(10,950)
#JACKIELEAF3.5	4/8/2023	$14,900	$38,000	$(23,100)
#JOKICREFRACTOR1OF1	4/8/2023	$7,250	$23,000	$(15,750)
#LBJKOBETOPPSBASKET	4/8/2023	$6,155	$15,000	$(8,845)
#MAGICBIRDDRJ1980PSA9	4/8/2023	$15,011	$29,950	$(14,939)
#MANTLE1965TOPPS9	4/8/2023	$24,000	$35,250	$(11,250)
#MIKAN48BOWMANPSA7	4/8/2023	$32,100	$39,750	$(7,650)
#ZIONPRIZMSBLUEBGS10	4/8/2023	$5,100	$29,000	$(23,900)
#TIGERPUTTER	4/9/2023	$199,238	$210,000	$(10,762)
Total		$1,257,929	$1,398,650	$(140,721)

ITEM 9. EXHIBITS

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLECTABLE SPORTS ASSETS, LLC

By:	CS Asset Manager, LLC, its managing member

By:	/s/ Jarod Winters
Name:	Jarod Winters
Title:	Authorized Representative

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Jason Epstein		Director of Collectable Technologies, Inc., sole member of	June 22, 2023
Name:	Jason Epstein	CS Asset Manager, LLC

/s/ Jarod Winters		Director of Collectable Technologies, Inc., sole member of	June 22, 2023
Name:	Jarod Winters	CS Asset Manager, LLC
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

CS ASSET MANAGER, LLC		Managing Member	June 22, 2023

By:	/s/ Jarod Winters
Name:	Jarod Winters
Title:	Authorized Representative